1
COMMON TERMS AGREEMENT
SENIOR TERM LOAN, REVOLVING

LOAN AND WORKING CAPITAL FACILITIES
and
LESAKA TECHNOLOGIES PROPRIETARY

LIMITED
(as
Term/RCF

Borrower
)
and
FIRSTRAND BANK LIMITED

(acting through its Rand Merchant Bank division)
(as Facility Agent )
and
BOWWOOD AND MAIN NO 408 (RF) PROPRIETARY

LIMITED
(as Debt Guarantor )
Exhibit 10.46

i
TABLE

OF CONTENTS
1
PARTIES

................................

................................

................................

...................... 1
2
INTERPRETATION

................................

................................

................................

.....

1
3
THE SENIOR FACILITIES

................................

................................

........................ 49
4
PURPOSE

................................

................................

................................

................... 50
5
CONDITIONS OF UTILISATION

................................

................................

.............. 51
6
UTILISATION

................................

................................

................................

............ 52
7
REPAYMENT
................................

................................

................................

............. 53
8
PREPAYMENT

AND CANCELLATION

................................

................................

.... 53
9
PREPAYMENT

OFFERS AND PRIORITIES

................................

............................. 61
10
INTEREST AND INTEREST PERIODS

................................

................................

...... 66
11
CHANGES TO THE CALCULATION OF INTEREST

................................

................ 66
12
BREAK COSTS AND BREAK GAINS

................................

................................

........ 68
13
FEES

................................

................................

................................

.......................... 69
14
TAX GROSS-UP AND INDEMNITIES

................................

................................

........ 70
15
CHANGES IN COSTS

................................

................................

................................

.

74
16
OTHER INDEMNITIES
................................

................................

.............................. 76
17
MITIGATION BY THE LENDERS

................................

................................

............. 79
18
COSTS AND EXPENSES

................................

................................

............................ 79
19
GUARANTEE AND INDEMNITY

................................

................................

.............. 80
20
REPRESENTATIONS

................................

................................

................................

.

84
21
INFORMATION UNDERTAKINGS

................................

................................

........... 97
22
FINANCIAL COVENANTS

................................

................................

...................... 107
23
GENERAL UNDERTAKINGS

................................

................................

..................
111
24
EVENTS OF DEFAULT

................................

................................

............................ 144
25
CHANGES TO THE LENDERS

................................

................................

................ 151
26
CHANGES TO THE OBLIGORS

................................

................................

.............. 155

ii
27
FACILITY AGENT

................................

................................

................................

... 158
28
SHARING AMONG THE FINANCE PARTIES

................................

......................... 159
29
CONDUCT OF BUSINESS BY THE FINANCE PARTIES
................................

......... 161
30
FINANCE PARTY RIGHTS

................................

................................

...................... 161
31
PAYMENT

MECHANICS

................................

................................

......................... 161
32
SET-OFF

................................

................................

................................

.................. 164
33
CALCULATIONS AND CERTIFICATES

................................

................................

.

164
34
NOTICES

................................

................................

................................

................. 165
35
AMENDMENTS AND WAIVERS

................................

................................

............. 170
36
CONFIDENTIALITY

................................

................................

................................ 170
37
GENERAL PROVISIONS

................................

................................

......................... 173
38
GOVERNING LAW

................................

................................

................................

.. 175
39
JURISDICTION

................................

................................

................................

........ 175
40
WAIVER

OF IMMUNITY

................................

................................

........................ 176
ANNEXURES
ANNEXURE
A
- THE PARTIES
ANNEXURE B
- CONDITIONS PRECEDENT
ANNEXURE C
- FORM OF TRANSFER CERTIFICATE
ANNEXURE D
- FORMS OF ACCESSION LETTER
ANNEXURE E
- FORM OF RESIGNATION LETTER
ANNEXURE F
- FORM OF COMPLIANCE CERTIFICATE
ANNEXURE G
- TRANSACTION SECURITY
ANNEXURE H
- ACCEPTABLE LENDERS
ANNEXURE I
- FORM OF CONFIDENTIALITY UNDERTAKING
ANNEXURE J
- DORMANT SUBSIDIARIES
ANNEXURE K
- DISCLOSURE SCHEDULE
ANNEXURE L
- GROUP STRUCTURE
ANNEXURE M
- MATERIAL CONTRACTS AS AT THE SIGNATURE

DATE

1

PARTIES
1.1
The Parties to this Agreement are –
1.1.1
Lesaka Technologies, Inc. ( Holdco );
1.1.2
Lesaka

Technologies

Proprietary Limited,

registration number

2002/031446/07 (the
Term/RCF Borrower );
1.1.3
the Parties

listed in

Part I

of Annexure

A (
The Original

Parties
) as

general banking
facility borrowers (the Original WCF Borrowers
);

1.1.4
the Parties listed in Part

I of Annexure A (
The Original Parties ) as original guarantors
(the Original Guarantors );
1.1.5
the

Financial

Institutions

listed

in

Part

II

of

Annexure

A

(
the

Original

Parties
),

as
original lenders under the

Senior Term Facilities and the Senior

RCF (in this capacity,
together with the Original WCF Lender, the Original Senior Lenders );
1.1.6
FirstRand Bank Limited (acting through

its Rand Merchant Bank division) as

original
lender under Working Capital

Facilities (in

this capacity, the
Original WCF Lender );
1.1.7
FirstRand

Bank

Limited

(acting

through

its

WesBank

division)

as

original

lender
under the WesBank Facility (in this capacity, WesBank );
1.1.8
FirstRand Bank Limited (acting

through its Rand Merchant

Bank division) as agent

of
the other Finance Parties (the Facility Agent ); and
1.1.9
Bowwood

and

Main

No

408

(RF)

Proprietary

Limited,

registration

number
2024/200503/07, as holder of security for the benefit of the Finance Parties (the Debt
Guarantor ).
1.2
The Parties agree as set out below.
2
INTERPRETATION
2.1
In this Agreement,

unless the

context indicates a

contrary intention,

the following words

and
expressions bear

the meanings

assigned to

them and

cognate expressions

bear corresponding
meanings –
2.1.1
Acceptable Bank

means -
2.1.1.1
any

of

Absa

Bank

Limited,

FirstRand

Bank

Limited,

Investec

Bank

Limited,
Nedbank Limited and The Standard Bank of South Africa Limited;

2.1.1.2
a bank or financial institution which has an international rating for its long-term unsecured

and

non-credit

enhanced

debt

obligations

of

BBB-

or

higher

by
Standard

&

Poor's

Ratings

Services

or

Baa3

or

higher

by

Moody's

Investor
Services

Limited,

or

a

comparable

rating

from

an

internationally

recognised
credit rating agency; or
2.1.1.3
any other bank or financial institution approved by the Facility Agent;
2.1.2
Accession Letter means

-
2.1.2.1
in relation to an Additional

Guarantor, a document

substantially in the form set
out in Part I of Annexure D (Forms of Accession Letter);

2.1.2.2
in relation

to an

Additional WCF

Borrower, a document

substantially in

the form
set out in Part II of Annexure D (Forms of Accession Letter); and
2.1.2.3
in relation to a WCF

Lender, a document substantially in

the form set out in

Part
III of Annexure D (Forms of Accession Letter);
2.1.3
Acquisition

GBF

means

the

general

banking

facilities

provided

by

RMB

to

the
Term/RCF

Borrower

on

or

about

30

September

2024,

to

enable

the

Term/RCF
Borrower to acquire all of the shares and claims in Adumo;
2.1.4
Additional Guarantor

means a

person which

becomes an

Additional Guarantor

in
accordance with clause
26.3

(Additional Guarantors);
2.1.5
Additional Obligor

means an Additional

WCF Borrower or

an Additional Guarantor;
2.1.6
Additional WCF Borrower

means a member

of the Covenant Group

in its capacity
as a

borrower under

a Working

Capital Facility

on it

becoming an

Additional WCF
Borrower in accordance with clause
26.2

(Additional WCF Borrower);
2.1.7
Adumo

means

Adumo

(RF)

Proprietary

Limited,

registration

number
2017/540380/07,

a

private

company

with

limited

liability

duly

incorporated

in
accordance with the laws of South Africa;
2.1.8
Affiliate
, in

relation to

any person,

means a

Subsidiary of

that person

or a

Holding
Company of that person, or any other Subsidiary of that Holding Company;
2.1.9
Agreement

means this common terms agreement and its schedules;

12
121
1
TT
]R[R]T[T
RR
-
-´-
+=
2.1.10
Applicable Margin
, in relation

to a

Loan, has the

meaning given to

that term in

the
Senior Facility Agreement relating to that Loan;
2.1.11
Auditors

means

one

of

PwC,

EY,

KPMG

or

Deloitte,

BDO,

or

any

other

firm
approved in writing in advance by the Facility Agent;
2.1.12
Availability

Period
,

in

relation

to

the

applicable

Senior

Term

Facility

or

the
Senior RCF,

has

the

meaning

given

to

that

term

in

the

applicable

Senior

Facility
Agreement;
2.1.13
Available

Commitment
,

in

relation

to

the

applicable

Senior

Term

Facility

or

the
Senior RCF, means a Lender's Commitment under that Senior Facility minus -
2.1.13.1
the

amount

of

its

participation

in

any

outstanding

Loans

under

that

Senior
Facility; and
2.1.13.2
in

relation

to

any

proposed

Utilisation,

the

amount

of

its

participation

in

any
Loans

that

are

due

to

be

made

under

that

Senior

Facility

on

or

before

the
proposed Utilisation Date;
2.1.14
Available

Facility
,

in

relation

to

the

applicable

Senior

Term

Facility

or

the

Senior
RCF, means the aggregate for the time being of

each Lender's Available Commitment
in respect of that Senior Facility;
2.1.15
Base Rate

means for an Interest Period of

any Loan or Unpaid Sum, JIBAR,

or for an
Interest Period

of a

Loan or

Unpaid Sum

which is

less than

a full

period of

three months
(a
Broken

JIBAR

Period
),

the

rate

determined

in

accordance

with

the

following
formula -
where -
R

=

the Base Rate;
R
1

=

JIBAR for the period closest to but less than the Broken JIBAR Period plus,

if

this

would

result

in

R
1

being

equal

to

the

JIBAR

Overnight
Deposit Rate, 0.10 per cent.;
R
2

=

JIBAR

for

the

period

closest

to

but

greater

than

the

Broken

JIBAR
Period;

T

=

the number of days in the Broken JIBAR Period;
T
1

=

the number of days in the

period for which R
1

is quoted on the first day
of the Broken JIBAR Period;
T
2

=

the number of days in the

period for which R
2

is quoted on the first day
of the Broken JIBAR Period;
2.1.16
Borrower

means the Term/RCF Borrower or a WCF Borrower;
2.1.17
Break Costs
, in relation to any Senior Facility,

has the meaning given to that term in
the applicable Senior Facility Agreement;
2.1.18
Break Gains , in relation to any Senior Facility, has the meaning given to that term in the applicable Senior Facility Agreement;
2.1.19
Business Day

means a day

(other than a

Saturday, a Sunday or official

public holiday)
on which banks are open for general business in Johannesburg;
2.1.20
Cash Connect Capital

means Cash Connect Capital

Proprietary Limited, registration
number 2017/029430/07, a private company

duly incorporated in accordance with

the
laws of South Africa;
2.1.21
Cash

Connect

Capital

RCF

Agreement

means

the

revolving

credit

facility
agreement concluded between inter alios
Cash Connect Capital and RMB

on or about
29 November 2022,

pursuant to which

RMB agreed to

make a revolving

credit facility
of R300,000,000 available to Cash Connect Capital;

2.1.22
Cash Connect

Capital RCF

Finance Documents

means the

"Finance Documents"
as defined in the Cash Connect Capital RCF Agreement;
2.1.23
Cash Connect Group

Cession and Pledge

means the amended and

restated cession
in

security

provided

by

Cash

Connect

Capital,

Cash

Connect

Management,

Cash
Connect Rentals, Deposit Manager

and Main Street

1723 to RMB

as security for the
obligations

owing

to

RMB

on

account

of

the

Cash

Connect

Capital

RCF

Finance
Documents and the Cash Connect Management Finance Documents;
2.1.24
Cash Connect

Management

means Cash

Connect Management

Solutions Proprietary
Limited, registration

number 2006/010530/07,

a private

company with

limited liability
duly incorporated in accordance with the laws of South Africa;

2.1.25
Cash

Connect

Management

Facilities

Agreement

means

the

facilities

agreement
concluded

on

or

about

24

January

2022

between

Cash

Connect

Management

and
RMB, pursuant

to which

RMB made

facilities of

R1,050,000,000 available

to Cash
Connect Management;
2.1.26
Cash Connect Management

Finance Documents

means the “Finance

Documents”
as defined in the Cash Connect Management Facilities Agreement;
2.1.27
Cash

Connect

Management

Release

Agreement

means

the

release

and

consent
agreements, dated on

or about the

Signature Date, pursuant

to which RMB

agrees to
release -
2.1.27.1
any all security held by it

in relation to the Cash Connect Management Finance
Documents on the terms and on the conditions contained therein; and

2.1.27.2
Cash Connect Management, Cash Connect Rentals, Deposit Manager and Main
Street 1723 from the Cash Connect Group Cession and Pledge;
2.1.28
Cash Connect Rentals
means Cash Connect

Rentals Proprietary

Limited, registration
number 2009/007139/07, a

private company with

limited liability duly

incorporated in
accordance with the laws of South Africa;

2.1.29
Closing

Date

means

the

date

on

which

the

Facility

Agent

issues

the

notice
contemplated by clause
5.1

(
Initial conditions precedent );
2.1.30
Code

means the United States Revenue Code of 1986;
2.1.31
Commitment

means

a

Senior

Term

Facility

Commitment,

a

Senior

RCF
Commitment,

the WesBank Commitment or a WCF Commitment;
2.1.32
Companies

Act

means

the

Companies

Act,

2008,

including

all

regulations
promulgated under that act;
2.1.33
Compliance

Certificate

means

a

certificate

substantially

in

the

form

set

out

in
Annexure F ( Form of Compliance Certificate ) or otherwise in the agreed form;
2.1.34
Confidential

Information

means

all

information

relating

to

Holdco,

any

other
Obligor, the Group, the Finance Documents or a Senior Facility in the

possession of a
Finance Party

in its

capacity as,

or for

the purpose

of becoming,

a Finance

Party or
which is received by

a Finance Party in

relation to, or for

the purpose of becoming

a
Finance Party under, the Finance Documents or a Senior Facility from either -

2.1.34.1
any member of the Group or any of its advisers; or
2.1.34.2
another

Finance

Party,

if

the

information

was

obtained

by

that

Finance

Party
from any member of the Group,
in whatever form, and

includes information given

orally and any document,

electronic
file

or

any other

way

of representing

or

recording information

which contains

or

is
derived or copied from such information but excludes information that -
2.1.34.2.1
is or

becomes public

information other

than as

a result

of any

breach by
that Finance Party of clause
36

(Confidentiality); or
2.1.34.2.2
is identified

in writing

at the

time of

delivery as

non-confidential by any
member of the Group or any of its advisers; or
2.1.34.2.3
is known by that

Finance Party before

the date the information

is disclosed
to it

in accordance

with clauses
2.1.34.1

or
2.1.34.2 above

or is

lawfully
obtained by

that Finance

Party after that

date, from

a source

which is,

as
far as that Finance Party is

aware, unconnected with the Group

and which,
in either case, as far as

that Finance Party is aware, has not

been obtained
in

breach

of,

and

is

not

otherwise

subject

to,

any

obligation

of
confidentiality;
2.1.35
Confidentiality Undertaking

means a confidentiality

undertaking substantially

in the
form set out in Annexure I (Form of Confidentiality Undertaking) or otherwise in the
agreed form;
2.1.36
Control

means, in relation to any company or organisation or person -
2.1.36.1
the power

(whether by

way of

ownership of

shares, proxy,

contract, agency or
otherwise) to -
2.1.36.1.1
cast, or control the

casting of, more than

50.00 per cent. of

the maximum
number of votes that might be cast at a general meeting of that person; or
2.1.36.1.2
appoint or remove all, or the

majority, of

the directors or other equivalent
officers of that person; or
2.1.36.1.3
give directions with

respect to the

operating and financial policies

of that
person with which the directors or other equivalent officers of that person
are obliged to comply; and/or

2.1.36.2
the holding

(beneficially or

legally) of

more than

50.00 per

cent. of

the issued
share capital of

that person (excluding

any part of

that issued share

capital that
carries no

right to

participate beyond

a specified

amount in

a distribution

of either
profits or capital),
and Controlled shall be construed accordingly;
2.1.37
Control

Event

has

the

meaning

given

to

that

term

in

clause
8.3

(
Mandatory
prepayment - change of control or transfer of business );
2.1.38
Counter-indemnity

Agreement

means

the

written

counter-indemnity,

dated

on

or
about the Signature

Date, given by

the Obligors (on

a joint and

several basis) in

favour
of the Debt Guarantor;
2.1.39
Covenant Group

means the

Term/RCF

Borrower and

each of

its Subsidiaries

from
time to

time and

any partnership,

Joint Venture,

trust, juristic

person or

other entity
Controlled

by

the

Term/RCF

Borrower

or

any

of

its

Subsidiaries,

but

specifically
excluding CPS;
2.1.40
CPS

means

Cash

Paymaster

Services

Proprietary

Limited,

registration

number
1997/013382/07, a private company duly incorporated in accordance with the laws of
South Africa,

a company which is, as at the Signature Date, in liquidation;
2.1.41
Debt Guarantee

means the written first-ranking

debt guarantee, dated on

or about the
Signature Date,

given by

the Debt

Guarantor in

favour of

the Finance

Parties (other
than the

Debt Guarantor)

for the

obligations of

the Obligors

owed to

those Finance
Parties under the Finance Documents;
2.1.42
Debt Guarantor

Management Agreement

means the

agreement for

the management
and

administration

of

the

Debt

Guarantor,

dated

on

or

about

the

Signature

Date,
between the Debt Guarantor and

TMF Corporate Services (South Africa)

Proprietary
Limited;
2.1.43
Debt Guarantor

Owner Trust

means the

trustees for

the time

being of

the Project
Mercury Owner Trust, Master's Reference number IT000064/2025(G);
2.1.44
Default

means –
2.1.44.1
an Event of Default; or

2.1.44.2
any event or

circumstance which

(with the expiry

of any

applicable grace

period,
the

giving

of

notice,

the

making

of

any

determination

under

the

Finance
Documents or

any combination of

any of

the foregoing)

would be

an Event

of
Default;
2.1.45
Deposit Manager
means Deposit Manager

Proprietary Limited, registration

number
2010/016889/07,

a

private

company

with

limited

liability

duly

incorporated

in
accordance with the laws of South Africa;

2.1.46
Disruption Event

means either or both of –
2.1.46.1
a material

disruption to

those payment

or communications

systems or

to those
financial

markets

which

are,

in

each

case,

required

to

operate

in

order

for
payments to

be made

in connection

with the

Senior Facilities

(or otherwise

in
order for the transactions contemplated by the Finance Documents to be carried out) which disruption is

not caused by,

and is beyond the

control of, any of

the
Parties; or
2.1.46.2
the occurrence of any other event which results in a disruption

(of a technical or
systems-related

nature)

to

the

treasury

or

payments

operations

of

a

Party
preventing that, or any other Party –
2.1.46.2.1
from performing its

payment obligations under

the Finance Documents;

or
2.1.46.2.2
from communicating with

other Parties

in accordance with

the terms of

the
Finance Documents,
and which

(in either

such case)

is not

caused by,

and is

beyond the

control of,
the Party whose operations are disrupted;
2.1.47
Dormant Subsidiary

means any member of the Covenant Group -
2.1.47.1
which does not trade (for itself or as agent for any person);

and

2.1.47.2
which does not

own, legally

or beneficially, assets (including

indebtedness owed
to it) which in aggregate (together with all such other members of the Covenant
Group which

are Dormant

Subsidiaries) have

a value

of R10,000,000

or more
(or its equivalent in other currencies);

2.1.48
Environment

means humans, animals,

plants and all

other living organisms

including
the ecological systems of which they form part and the following media -

2.1.48.1
air

(including,

without

limitation,

air

within

natural

or

man-made

structures,
whether above or below ground);
2.1.48.2
water (including, without limitation, territorial, coastal and inland waters, water under or within land and water in drains and sewers); and
2.1.48.3
land (including, without limitation, land under water);
2.1.49
Environmental

Claim

means

any

claim,

litigation,

arbitral

proceedings

or
administrative proceedings, formal notice or investigation by any authority in respect
of

any Environmental

Law or

any authorisation

held (or

required to

be held)

under
applicable Environmental Law;
2.1.50
Environmental Law

means any applicable law or regulation which relates to -
2.1.50.1
the pollution or protection of the Environment;
2.1.50.2
harm to or the protection of human health and safety; or
2.1.50.3
the

generation,

handling,

transport,

storage,

burial,

use,

release,

disposal,
emission

or

spillage

of

any

Hazardous

Substances

which,

alone

or

in
combination

with

any

other,

is

capable

of

causing

harm

to

the

Environment,
including, without limitation, any waste;
2.1.51
Environmental Matters

means all matters relating to -
2.1.51.1
the pollution or protection of the Environment and/or human health and safety;
2.1.51.2
the use, treatment,

storage, burial, disposal, transport

or handling of

Hazardous
Substances; or
2.1.51.3
Environmental Permits;
2.1.52
Environmental Permit

means any permit and/or other authorisation and the filing of any notification, report or

assessment required under any

Environmental Law for the
operation of the business of any member of

the Group or in respect of any immovable
properties owned or used by any member of the Group;
2.1.53
Event of

Default

means any event

or circumstance specified

in clause
24

(
Events of
Default );
2.1.54
Excluded Subsidiary

means -

2.1.54.1
Cash Connect Capital;

2.1.54.2
K2020 Connect Proprietary Limited, registration number 2020/263969/07;

and

2.1.54.3
any other

Subsidiary of

the Term/RCF

Borrower which

the Facility

Agent has
agreed in writing will be designated as an Excluded Subsidiary;
2.1.55
Existing

Finance

Documents
has

the

meaning

given

to

that

term

in

the

Lesaka
Release Agreement;
2.1.56
Existing Group

Indebtedness

means Financial

Indebtedness of the

members of

the
Group arising under the Existing Finance Documents;
2.1.57
Existing

Security

has

the

meaning

given

to

that

term

in

the

Lesaka

Release
Agreement;
2.1.58
Existing

Security

Discharge

Date

means,

in

respect

of

any

Existing

Security,

the
"Release Time" for

that Existing

Security as

defined in

the Lesaka

Release Agreement;
2.1.59
Facility

means a Senior Term Facility, the Senior RCF or a Working

Capital Facility;
2.1.60
FATCA means -
2.1.60.1
sections 1471 to 1474 of the Code or any associated regulations;
2.1.60.2
any

treaty,

law

or

regulation

of

any

other

jurisdiction,

or

relating

to

an
intergovernmental agreement between the US and any other

jurisdiction, which
(in either

case) facilitates the

implementation of any

law or

regulation referred
to in clause
2.1.60.1
; or
2.1.60.3
any agreement

pursuant to

the implementation

of any

treaty,

law or

regulation
referred to in clauses
2.1.60.1

or
2.1.60.2

with the US Internal Revenue

Service,
the

US

government

or

any

governmental

or

taxation

authority

in

any

other
jurisdiction;
2.1.61
FATCA

Deduction

means

a

deduction

or

withholding

from

a

payment

under

a
Finance Document required by FATCA;
2.1.62
FATCA

Exempt Party

means a Party

that is entitled

to receive payments

free from
any FATCA

Deduction;
2.1.63
Fee

Letter

means

any

letter

or

letters

entered into

by

reference

to

this

Agreement,
dated on or

about the Signature Date,

between the Facility Agent

and/or the Original

Senior Lenders (or

any one of

them) and the

Term/RCF Borrower

setting out any

of
the fees referred to in clause
13

(Fees);
2.1.64
Final Discharge Date

means the date on which -
2.1.64.1
the

Senior

Term

Facility

Outstandings,

the

Senior

RCF

Outstandings

,

the
WesBank

Outstandings and

the WCF

Outstandings have

been irrevocably

and
unconditionally

paid

and

discharged

in

full

(whether

or

not

as

a

result

of
enforcement); and
2.1.64.2
no

Finance

Party

has

any

commitment

whatsoever

to

provide

finance

or

any
other form

of credit

or financial

accommodation to

any person

under any

Finance
Document,
as

certified

in

writing

by

the

Facility

Agent

(acting

on

the

instructions

of

all

the
Lenders)

within

5

Business

Days

of

receipt

of

a

request

for

confirmation

from

the
Term/RCF Borrower, if all the requirements above have in fact been met;
2.1.65
Final Maturity Date , in relation to each Senior Term Facility or the Senior RCF, has the meaning

given to

that term

in the

applicable Senior

Term

Facility Agreement

or
the Senior RCF Agreement, respectively;
2.1.66
Finance Document

means -
2.1.66.1
this Agreement;
2.1.66.2
the Senior Term Facility A Agreement;
2.1.66.3
the Senior Term Facility B Agreement;
2.1.66.4
the Senior RCF Agreement;
2.1.66.5
each WCF Document;
2.1.66.6
each WesBank Agreement;
2.1.66.7
the Lesaka Release Agreement;
2.1.66.8
the Cash Connect Management Release Agreement;
2.1.66.9
the Debt Guarantee;
2.1.66.10
the Counter-indemnity Agreement;

2.1.66.11
each Security Document;
2.1.66.12
each Security Structure Document;
2.1.66.13
each Fee Letter;
2.1.66.14
the Further Rights Letter;
2.1.66.15
any Intercreditor Agreement;
2.1.66.16
any Subordination Agreement;
2.1.66.17
any Transfer Certificate;
2.1.66.18
any Accession Letter;
2.1.66.19
any Resignation Letter;

2.1.66.20
each Utilisation Request;
2.1.66.21
each Compliance Certificate;
2.1.66.22
each document

amending any

Finance Document

referred to

in this

clause above;
and
2.1.66.23
any other document

designated as

such by agreement

between the

Facility Agent
and the Term/RCF Borrower;
2.1.67
Finance Parties

means the Lenders, the

Facility Agent and the

Debt Guarantor (and
Finance Party , as the context requires, means any of them);
2.1.68
Financial

Close

means

the

date

on

which

the

Facility

Agent

delivers

the

notice
contemplated in clause
5.1

to the Term/RCF Borrower;
2.1.69
Financial Indebtedness

means any indebtedness for or in respect of -
2.1.69.1
moneys borrowed, credit provided and debit balances at financial institutions;
2.1.69.2
any

amount

raised

by

acceptance

under

any

acceptance

credit

facility

or
dematerialised equivalent;
2.1.69.3
any amount raised

pursuant to any

note purchase facility

or the issue

of bonds,
notes, debentures, loan stock or any similar instrument;

2.1.69.4
the amount

of any

liability in

respect of

any lease

or hire

purchase contract

which
would,

in

accordance

with

IFRS,

be

treated

as

a

finance

or

capital

lease

but
excluding

any

Relevant

Operating

Lease

notwithstanding

any

change

(or

the
implementation of any change) to IFRS on or after 1 January 2019;
2.1.69.5
receivables sold or discounted (other than any receivables to the extent they are sold on a non-recourse basis);
2.1.69.6
any

amount raised

under

any other

transaction (including

any forward

sale or
purchase agreement) having the commercial effect of a borrowing;
2.1.69.7
any

Treasury

Transaction

(and,

when

calculating

the

value

of

that

Treasury
Transaction, only the mark-to-market value (or, if any actual amount is due as a result of the termination or close-out of that derivative transaction, that amount)
shall be taken into account);
2.1.69.8
any amount raised by the issue of a share which by its terms (or by the terms of
any security

into which

it is

convertible or

for which

it is

exchangeable) is

or
may become

mandatorily redeemable

or redeemable

at the

option of

its holder
(including upon

the occurrence

of any

default under

the terms

of issue

of any
such share);
2.1.69.9
any

counter-indemnity

obligation

in

respect

of

a

guarantee,

indemnity,

bond,
standby or documentary letter of

credit or any other instrument

issued by a bank
or financial institution; and
2.1.69.10
the amount

of any

liability in

respect of any

guarantee or indemnity

for any

of
the items referred to in clauses
2.1.69.1

to
2.1.69.9 above;
2.1.70
Further Rights

Letter

means the

letter agreement,

dated on

or about

the Signature
Date,

between,

amongst

others,

the

Term/RCF

Borrower

and

each

Original

Senior
Lender in

respect of

the Original

Senior Lenders'

rights in

relation to
inter alia

(i) a
refinancing by the Term/RCF Borrower of the Senior Term Facility Loans, the Senior
Term Facility Outstandings, the Senior

RCF Loans and the Senior RCF Outstandings
under the

Finance Documents,

and (ii)

the right

to quote

in relation

to any

transactional
banking requirements of Adumo and any of its Subsidiaries;
2.1.71
GAAP

means, in

relation to Holdco,

the generally accepted

accounting principles in
the US;

2.1.72
Group means -

2.1.72.1
for the purposes of clauses
2.1.52
,
2.1.141
,
8.2,

,
20.17
20.18
,
20.29
,
23.2
,
23.19
and
23.25

of this

Agreement, Holdco and

each of its

Subsidiaries from time

to
time

and

any

partnership,

Joint

Venture,

trust,

juristic

person

or

other

entity
Controlled by Holdco and/or any of its Subsidiaries ; and

2.1.72.2
for

all

other

clauses

in

this

Agreement

which

are

not

referred

to

in

clause
2.1.72.1
,

Holdco

and

each

of

its

Subsidiaries

from

time

to

time

and

any
partnership,

Joint

Venture,

trust,

juristic

person

or

other

entity

Controlled

by
Holdco

and/or

any

of

its

Subsidiaries

but

specifically

excluding

CPS

and

its
Subsidiaries;
2.1.73
Group Structure Chart
means the written

group structure

diagram attached hereto

as
Annexure

L

(Group

Structure

Chart),

or,

if

Holdco

has

delivered

a

further

group
structure

diagram

pursuant

to

clause
21.10.5
,

the

most

recently

delivered

group
structure diagram;

2.1.74
Guarantor

means an

Original Guarantor

or an

Additional Guarantor, to

the extent

that
it has

not ceased to

be a

Guarantor in

accordance with clause
26.5

(Resignation of a
Guarantor);
2.1.75
Hazardous

Substances

means

any

wastes,

pollutants,

contaminants

and

any

other
natural or

artificial substance

(whether in

the form

of a

solid, liquid,

gas or

vapour)
which, alone

or in

combination with other

substances, is capable

of causing harm

or
damage to the Environment or human health;
2.1.76
Holdco Cession & Pledge

means the pledge and cession
in securitatem debiti,

dated
on or about the Signature Date, given

in favour of the Debt Guarantor by Holdco

over
inter alia

-
2.1.76.1
its shares in and claims and related rights against the Term/RCF Borrower;

and

2.1.76.2
its rights, title and interest in and to the Secured Account;
2.1.77
Holding Company
, in

relation to

a company

or corporation,

means any

other company
or corporation in respect of which it is a Subsidiary;
2.1.78
IFRS

means

international

accounting

standards

promulgated

by

the

International
Accounting Standards Board

from time to

time, to the

extent applicable to

the relevant
financial statements or IFRS for small and medium enterprises, as applicable;

2.1.79
Indexed

in relation to

any sum, that

sum adjusted annually

to take account

of year-on-
year changes in the US CPI since the Signature Date;
2.1.80
Insurance

means any contract or policy of insurance and reinsurance taken out by or on behalf of a member of the Group or under which it has a

right to claim;
2.1.81
Intellectual Property Rights

means -
2.1.81.1
any know-how,

patent, trade

mark, service

mark, design,

invention, trading

or
business name, domain name, topographical or similar right;
2.1.81.2
any copyright, data base or other intellectual property right; or
2.1.81.3
any interest and rights to use (including by way of licence) in the above, in each case whether registered or not, and includes any related application;
2.1.82
Intercreditor

Agreement

means

the

intercreditor

agreement

entered

into

or

to

be
entered into between, amongst others, the Finance Parties;
2.1.83
Interest Payment Date
, in relation to a

Senior Term

Facility or the Senior

RCF,

has
the meaning

given to

that term

in the

applicable Senior

Term

Facility Agreement

or
the Senior RCF Agreement, respectively;
2.1.84
Interest Period
, in

relation to

a Senior

Term

Facility or

the Senior

RCF or

Unpaid
Sum in

relation thereto,

has the

meaning given

to that

term in

the applicable

Senior
Term Facility Agreement or the Senior RCF Agreement, respectively;
2.1.85
Internally Generated

Cash

means funds

generated from

the operating

activities of
the Covenant Group in the ordinary course of business which -
2.1.85.1
excludes

the

proceeds

of

any

Shareholder

Contributions

or

Financial
Indebtedness raised by a member of the Covenant Group; and
2.1.85.2
includes any disposal proceeds

generated through any

disposals contemplated in
clause
23.6.11

(Disposals);
2.1.86
Investec

means Investec Bank

Limited, registration number

1969/004763/06, a public
company with limited liability

duly incorporated in accordance

with the laws of

South
Africa;

2.1.87
JIBAR

means, for an Interest Period of any Loan or Unpaid Sum -

2.1.87.1
the applicable Screen Rate; or
2.1.87.2
(if

no

Screen

Rate

is

available for

the

Interest

Period of

that

Loan

or

Unpaid
Sum) the arithmetic

mean of the rates

(rounded upwards to

four decimal places),
as supplied to the

Facility Agent at

its request, quoted

by the Reference

Banks to
leading banks in the Johannesburg interbank market,
as

of

11h00

on the

Quotation Day

for the

offering

of deposits

in

Rand for

a period
comparable to that Interest Period;
2.1.88
JIBAR Overnight Deposit Rate

means -
2.1.88.1
the applicable Screen Rate; or
2.1.88.2
(if no

Screen Rate

is available)

the arithmetic

mean of

the rates

(rounded upwards
to four

decimal places),

as supplied

to the

Facility Agent at

its request,

quoted
by the Reference Banks to leading banks in the Johannesburg interbank market, as of 11h00 on the Quotation Day for the offering of overnight deposits in Rand;
2.1.89
Joint

Venture

means

any

joint

venture

entity,

whether

a

company,

unincorporated
firm, undertaking,

association, joint

venture or

partnership (whether

an
en commandite
partnership or

any other partnership)

or similar

person, comprising an

association of
two or

more persons

to undertake

a business

enterprise through

a combination

of assets
and/or expertise

but specifically

excluding any

arrangement which

comprises solely

of
a profit-sharing arrangement;
2.1.90
Kwande
means

Kwande

Group

Proprietary

Limited,

registration

number
2000/003245/07,

a

private

company

with

limited

liability

duly

incorporated

in
accordance with the laws of South Africa;
2.1.91
Lenders

means -
2.1.91.1
the Senior Term Facility Lenders;
2.1.91.2
the Senior RCF Lenders;

2.1.91.3
WesBank;

and
2.1.91.4
the WCF Lenders,
and Lender , as the context requires, means any of them;

2.1.92
Lesaka

Release Agreement

means

the

agreement to

be

entered into

between
inter
alios

Holdco, the Term/RCF

Borrower and the

Facility Agent and persons

who have
provided

the

Existing

Group

Indebtedness

(other

than

the

Financial

Indebtedness
relating to

the Cash

Connect Management Finance

Documents) to

the Group,

which
inter alia

regulates –
2.1.92.1
the payment of the Existing Group Indebtedness; and

2.1.92.2
the release of the Existing Security;
2.1.93
Loan
means a

loan made

or to

be made

under a

Senior Facility, or

the principal

amount
outstanding of that loan from time to time;
2.1.94
Longstop Date

means 31 March 2025;
2.1.95
Main Street 1723
means Main Street

1723 Proprietary Limited, registration

number
2019/300711/07,

a

private

company

with

limited

liability

duly

incorporated

in
accordance with the laws of South Africa;

2.1.96
Majority Lenders

means, at any time, Lenders -
2.1.96.1
if there is any

Loan outstanding and no Default has

occurred and is continuing,
whose share in

the outstanding Loans

then aggregate 66⅔

per cent. or

more of
the aggregate of all the outstanding Loans of all of the Lenders;
2.1.96.2
if

there

is

any

Loan

then

outstanding

and

a

Default

has

occurred

and

is
continuing,

whose

share

in

the

outstanding

Loans

and

whose

undrawn
Commitments then

aggregate 66⅔

per cent

or more

of the

aggregate of

all the
outstanding Loans and the undrawn Commitments of all the Lenders;
2.1.96.3
if

there

is

no

Loan

then

outstanding,

whose

undrawn

Commitments

then
aggregate 66⅔ per cent or more of the Total Commitments; or
2.1.96.4
if

there

is

no

Loan

then

outstanding

and

the

Total

Commitments

have

been
reduced to

zero, whose

Commitments aggregated

66⅔ per

cent or

more of

the
Total Commitments immediately before the reduction;
2.1.97
Material

Adverse

Effect

means

an

event

or

circumstances

which

has

or,

in

the
reasonable

opinion of

the

Facility

Agent (acting

on the

instructions of

the

Majority
Lenders), is reasonably likely to have a material adverse effect on -

2.1.97.1
the business, operations

or financial

condition of any

Obligor, Security Provider,
the Group taken as a whole and/or the Covenant Group taken as a whole;
2.1.97.2
the ability

of an

Obligor or

Security Provider

to perform

its payment

and/or other
material obligations under the Finance Documents; or
2.1.97.3
the

validity

or

enforceability

of

the

Finance

Documents

or

the

validity

or
enforceability

of,

or

the

effectiveness

or

ranking

of

any

Transaction

Security
granted or purported to be granted pursuant to any of the Finance

Documents or
the rights or

remedies of

any Finance

Party under

any of

the Finance

Documents;
2.1.98
Material Agreements

means -

2.1.98.1
any contract which contributes more than 5% the

total revenue of the Covenant
Group

(other than

the

Excluded

Subsidiaries) or

which contributes

more

than
2.5%

of

the

Consolidated EBITDA

(calculated

with reference

to

the

Holdco's
most recently delivered annual financial statements);
2.1.98.2
any other

agreement that

is material

to the

business of

the Covenant

Group (other
than

the

Excluded

Subsidiaries)

and

for

this

purpose

an

agreement

shall

be
considered

to

be

"material"

if

the

termination

of

that

agreement

(whether
voluntarily,

by

mutual

agreement or

pursuant to

a

breach of

the

terms

of

that
agreement by any party thereto) would have a Material Adverse Effect; and
2.1.98.3
any

other

written

agreement

or

document

at

any

time

designated

a

Material
Agreement

by

written

agreement

between

the

Term/RCF

Borrower

and

the
Facility Agent,

and the Material Contracts listed in Annexure M;
2.1.99
Material Group

Company
, where

used in

clause
24

(Events of

Default), means

an
Obligor or a Material Subsidiary;
2.1.100
Material

Insurance

Proceeds

has

the

meaning

given

to

that

term

in

clause
8.4
(Mandatory prepayment - material disposal and insurance proceeds);
2.1.101
Material Subsidiary

means, (i) any holding

company of another

Material Subsidiary,
and (ii) a Subsidiary of the Term/RCF

Borrower or a Subsidiary of any other Obligor
whose gross

assets, EBITDA (as

defined in

clause
2.1.101.4

below) or

total revenue
equal or exceed 5% of the gross assets, Consolidated EBITDA or total revenue of the
Covenant Group (excluding the Excluded Subsidiaries).

For this purpose -

2.1.101.1
the

gross

assets,

EBITDA

or

total

revenue

of

a

Subsidiary

of

the

Term/RCF
Borrower

or

a

Subsidiary

of

any

other

Obligor

(other

than

an

Excluded
Subsidiary)

will

be

determined

from

its

financial

statements

or

management
accounts

(in

each

case,

consolidated

if

it

has

Subsidiaries)

which

were
consolidated

into

the

latest

SEC

Form

and/or

latest

audited

consolidated
financial

statements

or

management

accounts

of

the

Term/RCF

Borrower
(adjusted

on

a

pro

forma

basis

as

contemplated

in

clause
21.1.1.3

or
21.1.5.2
(Financial statements), as applicable);
2.1.101.2
if a Subsidiary of the Term/RCF Borrower

or a Subsidiary of any other Obligor
becomes a member of the Covenant Group

(and is not an Excluded Subsidiary)
after

the

date

on

which the

latest

audited

consolidated financial

statements

or
management accounts of

the Term/RCF Borrower have been

prepared, the gross
assets, EBITDA or total revenue of that Subsidiary will be determined from the latest SEC Form and/or the Term/RCF Borrower's

latest financial statements or
management accounts (in each case, consolidated if it has Subsidiaries);
2.1.101.3
the gross assets, Consolidated EBITDA or total revenue of the Covenant Group will be determined from

the latest SEC

Form and/or the Term/RCF

Borrower's
latest

audited

consolidated

financial

statements

or

management

accounts
(adjusted

on

a

pro

forma

basis

as

contemplated

in

clause
21.1.1.3

or
21.1.5.2
(Financial statements), as applicable);
2.1.101.4
the EBITDA

of a Subsidiary (or

a company or

business subsequently acquired
or disposed of) will

be determined on the

same basis as Consolidated

EBITDA
(as defined

in clause
2.2

(Financial Definitions)

below), except

that references
to

the

Covenant

Group

will

be

construed

as

references

to

that

Subsidiary,
company or business; and
2.1.101.5
where

financial

statements

and

management

accounts

of

a

Subsidiary

or

the
Term/RCF Borrower or

a Subsidiary

of any

other Obligor

are available

in respect
of the

same accounting

period, the

financial statements

shall be

used for

purposes
of making the necessary determinations.
2.1.102
Notwithstanding

the

above,

each

of

the

following

companies

will

be

a

Material
Subsidiary -
2.1.102.1.1
each Guarantor (other than Holdco);

2.1.102.1.2
any Subsidiary of the

Term/RCF Borrower

or any other Obligor

which is
party to a Material Agreement;
2.1.103
Month

means

a

period

starting

on

one

day

in

a

calendar

month

and

ending

on

the
numerically corresponding day in the next calendar month, except that -
2.1.103.1
(subject to clause
2.1.103.3 below
) if the numerically

corresponding day is not

a
Business Day,

that period

shall end

on the

next Business

Day in

that calendar
month

in

which that

period

is

to

end

if

there

is

one,

or

if

there

is

not,

on

the
immediately preceding Business Day;
2.1.103.2
if there is no numerically

corresponding day in the calendar

month in which that
period is to

end, that period

shall end on

the last Business

Day in that

calendar
month; and
2.1.103.3
if an

Interest Period

begins on

the last

Business Day

of a

calendar month,

that
Interest Period shall

end on the

last Business Day

in the calendar

month in which
that Interest Period is to end;
The above rules will only apply to the last Month of any period;
2.1.104
Obligors

means

the

Borrowers

and

the

Guarantors

(and
Obligor
,

as

the

context
requires, means any of them);
2.1.105
Mobikwik

means

One

Mobikwik

Systems

Limited

(previously

known

as

One
Mobikwik

Systems

Pvt

Ltd)

(Corporate

Identity

Number
U64201HR2008PLC053766), a company registered under the laws of

India;
2.1.106
Original Financial Statements

means, in relation to -
2.1.106.1
to

Holdco,

its

audited

consolidated

financial

statements

for

its

financial

year
ended 30 June 2024;
2.1.106.2
the

Term/RCF

Borrower,

its

audited

consolidated

financial

statements

for

the
financial year ended 30 June 2022;

2.1.106.3
Luxanio

227

Proprietary

Limited,

its

audited

financial

statements

for

the
financial year ended 31 July 2022;
2.1.106.4
GAAP Point of Sale Proprietary Limited,

its audited financial statements for

the
financial year ended 30 September 2024;

2.1.106.5
each

of

Adumo,

Adumo

Technologies

Proprietary

Limited,

Adumo

Payouts
Proprietary

Limited,

Adumo

Management

Company

Proprietary

Limited

and
Adumo

Payments Proprietary

Limited, its

audited financial

statements for

the
financial year ended 30 September 2023;
2.1.106.6
each

of

Deposit

Manager,

Cash

Connect

Management,

EasyPay

Proprietary
Limited, Main

Street 1723,

Prism Holdings

Technologies

Proprietary Limited,
Net1 Finance Holdings

Proprietary Limited, Cash

Connect Rentals and

EasyPay
Financial

Services Proprietary

Limited its

audited financial

statements for

the
financial year ended 30 June 2023;
2.1.106.7
each

of

Prism

Payment

Technologies

Proprietary

Limited,

Easypay

Cash
Proprietary

Limited,

K2021477132

(South

Africa)

Proprietary

Limited,

its
audited financial statements for the financial year ended 30 June 2022; and
2.1.106.8
Obovix

(RF)

Proprietary

Limited,

its

audited

financial

statements

for

the
financial year ended 28 February 2018;
2.1.107
Original Obligors

means the Term/RCF Borrower, the Original WCF Borrowers

and
the Original Guarantors (and Original Obligor , as the context requires, means any of them);
2.1.108
Original Senior RCF

Lender

means each Original Senior

Lender which has

a Senior
RCF Commitment

set opposite

its name

in Column

5 (Senior

RCF Commitment) of
the table in Part II of
Annexure A

(The Parties);
2.1.109
Original Senior Term

Facility A Lender

means each Original Senior Lender which
has a Senior Term Facility A Commitment set opposite its name in Column 3 (Senior
Term Facility A Commitment) of the table in Part II of
Annexure A

(The Parties);
2.1.110
Original Senior Term

Facility B Lender

means each Original Senior Lender which
has a Senior Term

Facility B Commitment set opposite its name in Column 4 (Senior
Term Facility A Commitment) of the table in Part II of
Annexure A

(The Parties);
2.1.111
Original Senior

Term

Facility Lender

means each

Senior Term

Facility A

Lender
and each Senior Term Facility B Lender;
2.1.112
Original WCF Agreement

means the working capital

facility and/or general banking
facility agreement/s, dated on or about

the Signature Date, between the Original

WCF
Lender (as

lender), and

various members

of the

Covenant Group

(as borrowers

and
guarantors);

2.1.113
Original WCF Lender

means RMB;
2.1.114
Original

Working

Capital

Facility

means

a

direct

and

indirect

general

banking
and/or

working

capital

facility

provided

by

the

Original

WCF

Lender

to

the

WCF
Borrowers (or any one of them) under any Original WCF Agreement;
2.1.115
Party

means a party to this Agreement;
2.1.116
Permitted

Acquisition

has

the

meaning

given

to

that

term

in

clause
23.10
(Acquisitions);
2.1.117
Permitted Cash Management

Agreement

means any cash

management agreement
between a

member of

the Covenant

Group (other

than an

Excluded Subsidiary)

and
the Original WCF

Lender), but only for

so long as

it complies with

the requirements
of a Permitted Cash Management Arrangement;
2.1.118
Permitted Cash

Management Arrangement

means an

intra-day cash

pooling or

cash
concentration arrangement maintained with the

Original WCF Lender which provides
for the

aggregation of

positive cash

balances in

bank accounts

of Obligors

(who are
members of

the Covenant

Group and

for the

avoidance of

doubt excludes

Holdco) held
with the Original WCF Lender and/or set

off of such aggregate cash balances against
bank accounts deficits

of Obligors(who are

members of the

Covenant Group and

for
the avoidance of doubt

excludes Holdco) held with

the Original WCF Lender

for the
purposes

of

maximising

the

aggregate

interest

earned

of

those

Obligors

(who

are
members of the Covenant

Group and for the

avoidance of doubt excludes

Holdco) and
minimising

the

aggregate

interest

paid

by

those

Obligors

(who

are

members

of

the
Covenant Group and for the avoidance of doubt excludes Holdco);
2.1.119
Permitted Disposal

has the meaning given to that term in clause
23.6

(Disposals);
2.1.120
Permitted

Distribution

has

the

meaning

given

to

that

term

in

clause
23.21.1
(Distributions);
2.1.121
Permitted Encumbrance

has the meaning

given to that

term in clause
23.4

(Negative
pledge);
2.1.122
Permitted Financial Indebtedness

has the meaning given to that term in clause
23.5
(Financial Indebtedness);
2.1.123
Permitted Guarantee

has the meaning given

to that term in

clause
23.13

(Third party
guarantees);

2.1.124
Permitted Loan

has the meaning given to that term in clause
23.12

(Loans out);
2.1.125
Permitted Share

Issue

has

the meaning

given to

that term

in

clause
23.20.2
(Share
Capital);
2.1.126
Permitted Treasury Transaction

has the meaning given to that term in clause
23.14
(Treasury Transactions);
2.1.127
Quotation Day
, in relation

to any period

for which an

interest rate is

to be determined,
means the first

day of that

period or such

other day as

the Facility Agent

determines
is generally

treated

as

the

rate

fixing

day

by

market

practice

in

the

Johannesburg
interbank market;
2.1.128
Reference

Banks

means the

principal Johannesburg

offices

of Absa

Bank Limited,
FirstRand Bank Limited, Investec Bank Limited, Nedbank Limited and The Standard
Bank of South

Africa Limited, or

such other banks

as may be

appointed by

the Facility
Agent in consultation with the Term/RCF Borrower;
2.1.129
Refinancing
means the repayment,

prepayment, cancellation or

replacement, in full,
of

the

Senior

Term

Facility

Loans

and

Senior

Term

Facility

Outstandings

and

the
Senior RCF

Loans and

Senior RCF

Outstandings funded,

directly or

indirectly, by way
of the incurrence

by Holdco, the

Term/RCF

Borrower, any

other Obligor and/or

any
other member

of the Group

of Financial Indebtedness,

and
Refinance

and
Refinanced
shall

be

construed

accordingly.

For

the

purpose

of

this

definition

any

Permitted
Financial

Indebtedness

pursuant

to

clause
23.5.2

(Financial

Indebtedness)

shall,

in
relation to Holdco, be excluded

from "Financial Indebtedness" to the

extent that that
Permitted Financial Indebtedness

is not funded

through the incurrence

by any member
of the Group (or any Affiliate of a member of the Group) of Financial Indebtedness;
2.1.130
Refinancing Penalties
has the meaning

given to that

term in clause
8.11

(Refinancing
and Refinancing Penalties);
2.1.131
Relevant

Nominating

Body

means

any

applicable

central

bank,

regulator

or

other
supervisory

authority

or

a

group

of

them,

or

any

working

group

or

committee
sponsored or chaired by, or constituted at the request of, any of them;
2.1.132
Related Fund

in relation to

a fund (the
first fund
), means a

fund which is

managed
or advised by the same investment manager or investment adviser as the first fund or, if it is

managed by

a different investment

manager or

investment adviser, a

fund whose

investment manager

or investment

adviser is

an Affiliate

of the

investment manager
or investment adviser of the first fund;
2.1.133
Related Party

means, in relation to the Group –
2.1.133.1
any shareholder of

a member of

the Group who

is not a

member of the

Group;
and

2.1.133.2
any Affiliate of any shareholder referred to in clause
2.1.133.1,
other than, in each case, a Lender or an Affiliate of a Lender or any person who holds less than

5% of

the issued

shares of

Holdco (itself

and together

with any

of its

Affiliates
and any of its Related Funds);
2.1.134
Replacement Benchmark

means a replacement for a Screen Rate -

2.1.134.1
that is

formally designated, nominated

or recommended as

the replacement for
that Screen Rate by:
2.1.134.1.1
the administrator of that Screen Rate; or
2.1.134.1.2
any Relevant Nominating Body,

provided that

if the

replacement for

that Screen

Rate has,

at the

relevant time,
been

formally

designated,

nominated

or

recommended

under

both

clauses
2.1.134.1.1

and
2.1.134.1.2

above, the

accepted Replacement

Benchmark will

be
that determined in accordance with clause
2.1.134.1.2

above; or
2.1.134.2
in the

opinion of

the Parties,

generally accepted

in the

international market

or
any relevant

domestic syndicated

loan market,

as the

appropriate replacement

for
that Screen Rate; or
2.1.134.3
in the opinion of the Parties, an appropriate replacement to that Screen

Rate;
2.1.135
Remaining Distributable

Balance
has the

meaning given

to this

term in

clause
9.4
(Remaining amount of Distributable Balance);
2.1.136
Repeating

Representations

means,

at

any time,

the

representations and

warranties
which

are

made

or

deemed

to

be

repeated

under

clause
20.32

(Times

for

making
representations and warranties);
2.1.137
Representative

means

any

representative,

delegate,

agent,

manager,

administrator,
nominee, attorney, trustee or custodian;

2.1.138
Resignation

Letter

means

a

letter

substantially

in

the

form

set

out

in

Annexure

E
(Form of Resignation Letter);
2.1.139
RMB

means

FirstRand

Bank

Limited

(acting

through

its

Rand

Merchant

Bank
division);
2.1.140
Sanctioned Entity

means -
2.1.140.1
a person, country or territory which

is listed on a

Sanctions List or is subject

to
Sanctions; and
2.1.140.2
a person which is ordinarily

resident in a country or

territory which is listed on

a
Sanctions List or is subject to Sanctions;
2.1.141
Sanctioned Transaction

means the use of

the proceeds of

the Senior Facilities

for the
purpose of financing or providing any credit, directly or indirectly, to -
2.1.141.1
a Sanctioned Entity; or
2.1.141.2
any other person or entity,

if a member of

the Group has actual knowledge that
the person

or entity

proposes to

use the

proceeds of

the financing

or credit

for
the

purpose

of

financing

or

providing

any

credit,

directly

or

indirectly,

to

a
Sanctioned Entity,
in each case to the extent that to do so is prohibited by, or would cause any breach of,
Sanctions;
2.1.142
Sanctions

means trade, economic

or financial sanctions,

laws, regulations, embargoes
or restrictive

measures imposed,

administered or

enforced from

time to

time by

any
Sanctions Authority;
2.1.143
Sanctions Authority

means -
2.1.143.1
the United Nations;
2.1.143.2
the European Union;
2.1.143.3
the Council of Europe (founded under the Treaty of London, 1946);
2.1.143.4
the government of the United States of America;
2.1.143.5
the government of the United Kingdom;

2.1.143.6
the government of the Republic of France; and
2.1.143.7
the government of Switzerland,
and any of their governmental authorities, including, without limitation, the Office of
Foreign

Assets

Control

for

the

US

Department

of

Treasury

(
OFAC
),

the

US
Department

of

Commerce,

the

US

State

Department

or

the

US

Department

of

the
Treasury,

Her Majesty's Treasury (
HMT ) and the French Ministry of Finance.
2.1.144
Sanctions List

means -
2.1.144.1
the

Specially

Designated

Nationals

and

Blocked

Persons

List

maintained

by
OFAC;
2.1.144.2
the

Consolidated List

of

Financial Sanctions

Targets

and the

Investments Ban
List maintained by HMT,
and any similar list maintained, or

a public announcement of a Sanctions

designation
made,

by

any

Sanctions

Authority,

in

each

case

as

amended,

supplemented

or
substituted from time to time;
2.1.145
Screen Rate

means -
2.1.145.1
for JIBAR,

the Johannesburg

Interbank Agreed

Rate, polled

and published

by
the South African Futures Exchange

(a division of the JSE Limited)

for deposits
in Rand for

the relevant period,

as displayed on

the Reuters Screen

SAFEY Page
alongside the caption " YLD"

at the applicable time; or
2.1.145.2
for the JIBAR

Overnight Deposit Rate, the

SAFEX overnight call

deposit rate,
polled and published

by the South

African Futures Exchange

(a division of

the
JSE Limited) for

deposits in Rand,

as displayed on

the Reuters Screen

SAFEY
Page alongside the caption " SFXROD " at the applicable time.
If the

relevant page is

replaced or

the information service

ceases to

be available, the
Facility Agent (after consultation with

the Term/RCF Borrower and the Lenders) may
specify another page or service displaying the appropriate rate;
2.1.146
Screen Rate Replacement Event

means in relation to a Screen Rate -
2.1.146.1
the methodology, formula or other means of

determining the Screen Rate

has, in
the opinion of the parties, materially changed;

2.1.146.2
the

administrator of

the

Screen

Rate

or

its

supervisor publicly

announces that
such administrator is insolvent;
2.1.146.3
information is published in any order, decree, notice, petition or filing, however described,

of

or

filed

with

a

court,

tribunal, exchange,

regulatory authority

or
similar

administrative,

regulatory

or

judicial

body

which

reasonably

confirms
that the administrator of the Screen Rate is insolvent,
provided that,

in each

case contemplated

by clauses
2.1.146.2

and
2.1.146.3
, at

that
time there is no successor administrator to continue to provide the Screen

Rate;
2.1.146.4
the administrator of

the Screen Rate

publicly announces

that it has

ceased or will
cease, to provide

the Screen Rate

permanently or indefinitely

and, at that

time,
there is no successor administrator to continue to provide the Screen Rate;
2.1.146.5
the supervisor

of the

administrator of

the Screen

Rate publicly

announces that
the Screen Rate has been or will be permanently or indefinitely discontinued;
2.1.146.6
the administrator of the Screen Rate or its supervisor announces that the

Screen
Rate may no longer be used;
2.1.146.7
the administrator of

the Screen Rate

determines that the

Screen Rate should

be
calculated in

accordance with

its reduced

submissions or

other contingency

or
fallback policies or arrangements and the circumstance(s) or event(s) leading to such determination are not (in the opinion of

the Facility Agent) relevant for the
purposes of this Agreement;

2.1.146.8
any Relevant Nominating Body formally designates, nominates or recommends a replacement for a Screen Rate;

2.1.146.9
in

the

opinion

of

the

Parties,

the

Screen

Rate

is

otherwise

no

longer
representative or

appropriate for

the purposes

of calculating

interest under

this
Agreement;

2.1.146.10
a public statement or publication of information by the

regulatory supervisor or
competent

authority

of

the

administrator

of

the

Screen

Rate,

an

insolvency
official with jurisdiction over the administrator

for the Screen Rate, an authority
with jurisdiction

over the administrator

for the Screen

Rate or a

court or

an entity
with similar insolvency

or authority over

the administrator for

the Screen Rate

is
made or issued which states that

the administrator of the Screen Rate

has ceased
or

will

cease

to

provide

the

Screen

Rate

(for

any

tenor)

permanently

or

indefinitely and, at

that time, there

is no

successor administrator to

continue to
provide that Screen Rate;
2.1.146.11
a public statement or publication of information by the

regulatory supervisor or
competent authority of

the administrator of

the Screen Rate

announces that the
Screen Rate (for any tenor) is no longer or,

as of a specified future date, will no
longer be

representative for

ZAR or

of the

underlying market

or the

economic
reality

that

the

Screen

Rate

is

intended

to

measure

and/or

that

such
representativeness will not be restored; or
2.1.146.12
the Screen

Rate ceases to

be permitted to

be used

as a

benchmark or

reference
rate or will be

prohibited from being

used or its

use will be

subject to restrictions
or adverse consequences;
2.1.147
SEC Form

means Holdco's -
2.1.147.1
quarterly

reports

filed

with

the

United

States

Securities

and

Exchange
Commission ( SEC
) on

Form 10-Q

in respect

of the

first 3

quarters of

each of
Holdco's financial

years

and which

include unaudited

condensed consolidated
financial statements; and
2.1.147.2
annual reports

filed with the SEC

on Form 10-K

in respect of each

of Holdco's
financial year ends and

which include audited

consolidated financial statements;
2.1.148
Secured Account

means a ring-fenced

bank account held

by Holdco with

FirstRand
Bank Limited and secured in favour of the Debt Guarantor;
2.1.149
Security

means -
2.1.149.1
a

mortgage

bond,

notarial

bond,

cession

in

security,

pledge,

hypothec,

lien,
charge,

assignment

or

other

security

interest

securing

any

obligation

of

any
person

or

any

other

agreement

or

arrangement

having

a

similar

effect

but
excluding statutory preferences;
2.1.149.2
any arrangement under which money or claims may

be applied, set off or made
subject to a combination of accounts

so as to effect

discharge of any sum owed
or payable to any person; or
2.1.149.3
any

other

type

of

preferential

agreement

or

arrangement

(including

title
retention) having an effect similar to the creation of a security interest;

2.1.150
Security Agreement

means -
2.1.150.1
the Security Cession & Pledge;
2.1.150.2
the Holdco Cession & Pledge;
2.1.150.3
each other pledge or cession in securitatem debiti

referred to in clause
1

(South
African

Obligors

and

Material

Subsidiaries)

of

Annexure

G

(Transaction
Security);
2.1.150.4
each security agreement

referred to

in clause
2

(Non-South African

Obligors and
Material Subsidiaries) of

Annexure G (Transaction

Security) under the

laws of
the jurisdiction of

incorporation or formation

of any Obligor

who is

incorporated
or formed in a jurisdiction other than South Africa; and
2.1.150.5
each

security

agreement

entered,

or

required

to

be

entered,

into

under
clause
23.26

(Further Transaction Security);
2.1.151
Security Cession & Pledge

means the pledge and cession
in securitatem debiti,

dated
on or about the

Signature Date, given

in favour of the

Debt Guarantor by each

Obligor
(other than Holdco)) incorporated

in, or having property

situated in, South Africa

over
its rights,

claims and

interest in

and to

its property

stipulated in

clauses
1.1

and
1.2
(South

African

Obligors

and

Material

Subsidiaries)

of

Annexure

G

(Transaction
Security);
2.1.152
Security Document

means -
2.1.152.1
any Security Agreement; or
2.1.152.2
any other

document evidencing

or creating

any Security

over any

asset of

any
person

to

secure

any

obligation

of

any

Obligor

to

a

Finance

Party

under

the
Finance Documents;
2.1.153
Security Provider

means -
2.1.153.1
an Obligor;
2.1.153.2
Holdco; or
2.1.153.3
any

other person

party to

a

Security

Document from

time

to

time

pursuant to
which that

person provides

Transaction Security

for the

benefit of

the Finance
Parties;

2.1.154
Security Structure Document

means -
2.1.154.1
the memorandum of incorporation of the Debt Guarantor;
2.1.154.2
the Debt Guarantor Management Agreement; and
2.1.154.3
the trust

deed by

which the

Debt Guarantor

Owner Trust

has been

established
(together with the letters of authority

issued by the Master of

the High Court in
favour of the trustees of the Debt Guarantor Owner Trust);
2.1.155
Senior Facilities

means the Senior Term

Facilities, the Senior RCF and the Working
Capital Facilities (and Senior Facility , as the context requires, means any of them);
2.1.156
Senior Facility Agreements

means the Senior Term

Facility Agreements, the Senior
RCF Agreement

and the

WCF Agreements

(and
Senior Facility

Agreement
, as

the
context requires, means any of them);
2.1.157
Senior

Facility

Commitments

means

the

Senior

Term

Facility

Commitments,

the
Senior

RCF

Commitments

and

the

WCF

Commitments

(and
Senior

Facility
Commitment , as the context requires, means any of them);
2.1.158
Senior

Facility

Outstandings

means

the

Senior

Term

Facility

Outstandings,

the
Senior RCF Outstandings and the WCF Outstandings;
2.1.159
Senior RCF

means the

secured revolving

credit loan facility

described in clause
3.3
(Senior RCF) made available under this Agreement and the Senior RCF Agreement;
2.1.160
Senior RCF Agreement

means the revolving

credit loan facility

agreement of up

to
the

Senior

RCF

Commitment,

dated

on

or

about

the

Signature

Date,

between

the
Original

Senior

RCF

Lenders,

the

Facility

Agent

and

the

Term/RCF

Borrower

(as
borrower);
2.1.161
Senior RCF Commitment

means -
2.1.161.1
in relation to an

Original Senior RCF Lender,

the amount set opposite its

name
under

the

heading

"Senior

RCF

Commitment"

in

Part

II

of
Annexure A

(The
Parties) plus any amounts voluntarily

repaid in relation to

Senior Term

Facility
A and the amount of any

other Senior RCF Commitment transferred to it under
this Agreement; and
2.1.161.2
in

relation

to

any

other

Senior

RCF

Lender,

the

amount

of

any

Senior

RCF
Commitment transferred to it under this Agreement,

to the extent

not cancelled, reduced

or transferred by

it under this

Agreement or the
Senior RCF Agreement;
2.1.162
Senior RCF Lenders

means -
2.1.162.1
any Original Senior RCF Lender; and
2.1.162.2
any bank, financial institution, trust, fund or other entity which becomes a Party
as a

Senior RCF

Lender after

the Signature

Date in

accordance with

clause
25
(Changes to the Lenders);
in each case,

which has not ceased

to be a

Party in accordance

with the terms

of this
Agreement (and Senior RCF Lender , as the context requires, means any of them);
2.1.163
Senior RCF Loan

means a Loan under the Senior RCF;
2.1.164
Senior RCF Outstandings

means at any time,

in relation to

a Senior RCF

Lender, the
aggregate of all amounts of loan principal, accrued interest, Break Costs, prepayment penalties, fees and

all other amounts

outstanding in respect

of the Senior

RCF under
the

Finance

Documents

(including,

without

limitation,

any

claim

for

damages

or
restitution, any claim as a result of any

recovery by an Obligor, a Security Provider or
another person

of a

payment or

discharge under

the Finance

Documents on

the grounds
of preference, and each

amount which would be

included in any of

the above but for
any

discharge,

non-provability

or

unenforceability

of

a

claim

in

any

insolvency

or
other proceedings);
2.1.165
Senior

Term

Facility

A

means

the

secured

bullet

term

loan

facility

described

in
clause
3.1

(Senior

Term

Facility

A)

made

available

under

this

Agreement

and

the
Senior Term Facility A Agreement;
2.1.166
Senior Term Facility A Agreement

means the

bullet term loan facility

agreement of
up

to

Senior

Term

Facility

A

Commitment,

dated

on

or

about

the

Signature

Date,
between

the

Original

Senior

Term

Facility

A

Lenders,

the

Facility

Agent

and

the
Term/RCF Borrower (as borrower);
2.1.167
Senior Term Facility A Commitment

means -
2.1.167.1
in relation

to an Original

Senior Term Facility A

Lender, the amount

set opposite
its name under the

heading "Senior Term

Facility A Commitment" in Part

II of
Annexure A

(The Parties) and

the amount of

any other Senior

Term

Facility A
Commitment transferred to it under this Agreement; and

2.1.167.2
in relation to

any other Senior

Term Facility A Lender, the amount

of any Senior
Term Facility A Commitment transferred to it under this Agreement, to the

extent not

cancelled, reduced

or transferred

by it

under this

Agreement or

the
Senior Term Facility A Agreement;
2.1.168
Senior Term Facility A Lenders

means -
2.1.168.1
each Original Senior Term Facility A Lender; and
2.1.168.2
each bank, financial

institution, trust,

fund or other

entity which

becomes a Party
as a Senior Term

Facility A Lender after the Signature Date in accordance with clause
25

(Changes to the Lenders),
in each case,

which has not ceased

to be a

Party in accordance

with the terms

of this
Agreement (and
Senior Term Facility A

Lender
, as the context requires, means any
of them);
2.1.169
Senior Term Facility A Loan

means a Loan under Senior Term Facility A;
2.1.170
Senior Term Facility A

Outstandings

means at

any time,

in relation

to a

Senior Term
Facility

A

Lender,

the

aggregate

of

all

amounts

of

loan

principal,

accrued

interest,
Break Costs, prepayment penalties, fees

and all other amounts

outstanding in respect
of Senior

Term Facility A

under the

Finance Documents

(including, without

limitation,
any

claim

for

damages

or

restitution,

any

claim

as

a

result

of

any

recovery

by

an
Obligor,

a Security

Provider or

another person

of a

payment or

discharge under

the
Finance Documents on

the grounds

of preference,

and each amount

which would be
included in any

of the above

but for any

discharge, non-provability or

unenforceability
of a claim in any insolvency or other proceedings);
2.1.171
Senior Term

Facility B

means the secured amortising term loan facility described in clause
3.1

(Senior

Term

Facility

B)

made

available

under

this

Agreement

and

the
Senior Term Facility B Agreement;
2.1.172
Senior

Term

Facility

B

Agreement

means

the

amortising

term

loan

facility
agreement

of

up

to

Senior

Term

Facility

B

Commitment,

dated

on

or

about

the
Signature

Date,

between

the

Original

Senior

Term

Facility

B

Lenders,

the

Facility
Agent and the Term/RCF Borrower (as borrower);
2.1.173
Senior Term Facility B Commitment

means -

2.1.173.1
in relation to

an Original

Senior Term Facility B

Lender, the amount set

opposite
its name under

the heading "Senior Term

Facility B Commitment" in

Part II of
Annexure A

(The Parties) and

the amount

of any other

Senior Term

Facility B
Commitment transferred to it under this Agreement; and
2.1.173.2
in relation to any

other Senior Term Facility B Lender, the

amount of any

Senior
Term Facility B Commitment transferred to it under this Agreement, to the

extent not

cancelled, reduced

or transferred

by it

under this

Agreement or

the
Senior Term Facility B Agreement;
2.1.174
Senior Term Facility B Lenders

means -
2.1.174.1
each Original Senior Term Facility B Lender; and
2.1.174.2
each bank, financial

institution, trust,

fund or other

entity which

becomes a Party
as a Senior Term

Facility B Lender after the Signature Date in

accordance with
clause
25

(Changes to the Lenders),
in each case,

which has not ceased

to be a

Party in accordance

with the terms

of this
Agreement (and
Senior Term

Facility B Lender
, as the context requires, means any
of them);
2.1.175
Senior Term Facility B Loan

means a Loan under Senior Term Facility B;
2.1.176
Senior Term Facility B

Outstandings

means at

any time,

in relation

to a Senior

Term
Facility

B

Lender,

the

aggregate

of

all

amounts

of

loan

principal,

accrued

interest,
Break Costs, prepayment penalties, fees

and all other amounts

outstanding in respect
of Senior

Term Facility B

under the

Finance Documents

(including, without

limitation,
any

claim

for

damages

or

restitution,

any

claim

as

a

result

of

any

recovery

by

an
Obligor,

a Security

Provider or

another person

of a

payment or

discharge under

the
Finance Documents on

the grounds

of preference,

and each amount

which would be
included in any

of the above

but for any

discharge, non-provability or

unenforceability
of a claim in any insolvency or other proceedings);
2.1.177
Senior Term Facilities

means the

Senior Term Facility

A and

the Senior

Term Facility
B;
2.1.178
Senior Term Facility Agreements

means the Senior Term Facility A Agreement

and
the Senior Term Facility B Agreement;

2.1.179
Senior Term Facility Commitment

means each

Senior Term Facility

A Commitment
and each Senior Term Facility B Commitment;
2.1.180
Senior

Term

Facility Lenders

means the

Senior Term

Facility A

Lenders and

the
Senior Term Facility B Lenders;
2.1.181
Senior Term

Facility Loan

means a Senior

Term

Facility A Loan or

a Senior Term
Facility B Loan;
2.1.182
Senior Term Facility Outstandings

means the Senior Term Facility A Outstandings
and the Senior

Term Facility B Outstandings,

or either

one of them,

as the context

may
require;
2.1.183
Shareholder Claims

means, in relation to a shareholder in any relevant person -
2.1.183.1
claims on

shareholders loan

account which

that shareholder

may have

against
that person; and
2.1.183.2
claims

arising from,

or

in connection

with, the

holding by

that shareholder

of
shares of any

class in that

person (including ordinary and/or

preference shares)
and

including

any

rights

to

dividends

and

other

distributions

of

whatsoever
nature that person;
2.1.184
Shareholder Contribution

means the aggregate amount of -
2.1.184.1
the subscription price received by

Holdco in respect of

shares subscribed for in
the share capital of Holdco,

provided such share issue is a

Permitted Share Issue
under clause
23.20.2.3

(Share capital); and
2.1.184.2
the proceeds of

loans advanced to

Holdco by its

direct shareholders where

any
Financial

Indebtedness

arising

as

a

result

is

Permitted Financial

Indebtedness
under clause
23.5.2

(Financial Indebtedness);
2.1.185
Signature Date

means the date on which, once

this Agreement has been signed by

all
the Parties, it is signed by the last Party to do so;
2.1.186
Subordination Agreement

means any

subordination agreement

in

the

agreed form
between,

amongst

others,

the

Obligors,

the

Finance

Parties,

Holdco

and

any

other
relevant subordinated creditors,

pursuant to which,

amongst others, the

claims of the
members

of

the

Group

and

any

other

relevant

subordinated

creditors

against

the

Obligors

and

the

Covenant

Group

are

subordinated

in

favour

of

all

claims

of

the
Finance Parties under the Finance Documents;
2.1.187
Subsidiary

means in relation to any person -
2.1.187.1
a subsidiary as defined in the Companies

Act (including any person who would,
but for not being

a company under

the Companies Act,

qualify as a subsidiary

as
defined in the Companies Act);
2.1.187.2
any partnership, Joint

Venture, trust, juristic person or other

entity Controlled by
that person;
2.1.188
Tax

means

any

tax,

levy,

impost,

duty

or

other

charge

or

withholding

of

a

similar
nature (including any penalty or interest payable

in connection with any failure to pay
or any delay in paying any of the same);
2.1.189
Total

Commitments

means the aggregate of the following -
2.1.189.1
the Total Senior Term

Facility Commitments;

2.1.189.2
the Total Senior RCF Commitments; and
2.1.189.3
the WesBank Commitment;

2.1.189.4
the Total WCF Commitments;
2.1.190
Total

Senior

RCF

Commitments

means

the

aggregate

of

the

Senior

RCF
Commitments;
2.1.191
Total

Senior Term

Facility Commitments

means the aggregate of the

Senior Term
Facility Commitments;
2.1.192
Total WCF Commitments

means the aggregate of the WCF Commitments;
2.1.193
Transaction

Security

means the

Security created

or expressed

to be

created for

the
benefit of, amongst others, the Finance Parties pursuant to the Security Documents;
2.1.194
Transfer

has the meaning given to it in

clause
25.1

(Cessions and delegations by the
Lenders);
2.1.195
Transfer Certificate

means a certificate substantially

in the form set out

in Annexure
C (Form of Transfer Certificate) or otherwise in the agreed form;

2.1.196
Transfer Date , in relation to a Transfer, means the later of -
2.1.196.1
the proposed Transfer Date specified in the Transfer Certificate; and
2.1.196.2
the date on which the Facility Agent executes the Transfer Certificate;
2.1.197
Treasury

Transaction

means

any derivative

transaction entered

into in

connection
with protection against

or to benefit

from fluctuations in

any rate, price,

index or credit
rating;
2.1.198
Unpaid

Sum

means

any sum

due

and

payable but

unpaid

by

an

Obligor under

the
Finance Documents;
2.1.199
US means the United States of America;
2.1.200
US CPI

means the

All Items Consumer

Price Index for

All Urban Consumers

(CPI-
U)

for

the

U.S.

City

Average,

1982-84=100

published

by

the

US

Bureau

of

Labor
Statistics;

2.1.201
Utilisation

means a utilisation of a Senior Facility;
2.1.202
Utilisation Date

means the date of a Utilisation, being the date on which the relevant
Loan is to be made;
2.1.203
Utilisation Request
, in relation to a

Senior Term

Facility or the Senior RCF,

has the
meaning given

to that

term in

the applicable

Senior Term

Facility Agreement

or the
Senior RCF Agreement, as applicable;
2.1.204
VAT

means value added tax

as provided for in

the Value

Added Tax

Act, 1991, and
any other Tax of a similar nature in a jurisdiction other than South Africa;
2.1.205
VCP Investment Fund
means Value

Capital Partners H4 QI Hedge Fund Portfolio;
2.1.206
VCP

Investment

Portfolios
means

Sentinel

Retirement

Fund,

the

Standard

Bank
Group

Retirement

Fund,

FirstRand

Group

Retirement

Fund,

Eskom

Pension

and
Provident

Fund,

Telkom

Retirement

Fund,

Old

Mutual

Life

Assurance

Company
(South

Africa)

Limited

(acting

through

its

Old

Mutual

Multi-Managers

Division),
Transnet Retirement Fund and such similar funds that VCP Investment Manager may manage from time to time;

2.1.207
WCF Agreement

means -
2.1.207.1
each Original WCF Agreement; or

2.1.207.2
any other facility agreement or facility

letter entered into by one

or more of the
WCF Borrowers

(and, if

applicable other

members of

the Covenant

Group (other
than an Excluded

Subsidiary)) and

a WCF Lender

to regulate the

terms on which
a Working Capital Facility is to be provided;
2.1.208
WCF Borrower

means an Original WCF Borrower

or an Additional WCF Borrower;
2.1.209
WCF Commitment

means -
2.1.209.1
direct facilities in

an amount of

up to R743,901,000.00, indirect

facilities in an
amount of

up to

R57,700,000.00 as

at the

Signature Date

(provided that

direct
facilities may be reallocated

as indirect facilities, but

indirect facilities may not
be

reallocated

as

direct

facilities)

and

settlement

lines

in

an

amount

of

up

to
R326,000,00.00,

in respect of general banking facilities; and
2.1.209.2
the amount

which any

WCF Lender

has agreed

(whether or

not subject

to the
satisfaction of conditions precedent) to

make available from time

to time under
a Working Capital Facility concluded after the Signature Date, to the extent

not cancelled or

reduced under the

applicable WCF Agreement relating
to the applicable Working Capital Facility

(subject to the provisions

of clause
23.5.1.3
(Financial Indebtedness) and the other requirements of the Finance Documents);
2.1.210
WCF Document

means -
2.1.210.1
a WCF Agreement; and
2.1.210.2
each

document

(including

a

document

in

electronic

format

only)

entered

into
from

time

to

time

between

a

WCF

Lender

and

one

or

more

of

the

WCF
Borrowers

(or,

if

applicable, another

member

of

the

Covenant

Group),

which
evidences a facility,

financial instrument or a

financial service provided as

part
of a Working Capital Facility;
2.1.211
WCF Lenders

means -
2.1.211.1
the Original WCF Lender;

and
2.1.211.2
each other

person which

becomes a

party to

this Agreement

and any

Intercreditor
Agreement as

a provider

of a

Working

Capital Facility,

to one

or more

of the
WCF Borrowers

(and, if

applicable other

members of

the Covenant

Group (other
than an Excluded Subsidiary)),

and WCF Lender , as the context requires, means any of them
2.1.212
WCF Outstandings

means, at any time, in relation to a WCF Lender

and a Working
Capital

Facility,

the

aggregate

of

the

following

amounts

outstanding

under

that
Working Capital Facility -
2.1.212.1
the principal

amount outstanding

under each

overdraft facility

and on-demand
short term loan facility;
2.1.212.2
the

face

amount

of

each

guarantee,

bond,

letter

of

credit

and

any

similar
instrument under that Working Capital Facility;
2.1.212.3
the amount of the

aggregate exposure (excluding

interest and similar charges)

of
that WCF Lender under each other

type of accommodation provided under that
Working Capital Facility; and
2.1.212.4
all

accrued

interest

and

other

amounts

then

due

and

payable

under

that

WCF
Agreement,
(including,

without limitation,

any

claim

for

damages or

restitution, any

claim

as

a
result of a recovery by an

Obligor or another person of a

payment or discharge under
that Working

Capital Facility

on the

grounds of

preference, and

each amount

which
would

be

included

in

any

of

the

above

but

for

any

discharge,

non-provability

or
unenforceability of a claim in any insolvency or other proceedings); and
2.1.213
WesBank

means FirstRand Bank Limited, acting through its WesBank division;

2.1.214
WesBank Agreement

means -
2.1.214.1
written

vehicle

asset finance

facility through

WesBank's

Asset

Based Finance
Division) recorded in an instalment sale agreement and facility letter;

2.1.214.2
the full maintenance leasing facility through WesBank's

Fleet Management and
Leasing Division) recorded in a master rental agreement and term sheet;

and
2.1.214.3
any other facility

letter or document

to be

concluded with WesBank

from time
to time,
all on

the terms

and subject

to the

conditions contained

therein and

concluded between
WesBank and certain Obligors;
2.1.215
WesBank Commitment

means -

2.1.215.1
an amount equal to ZAR227,000,000; and
2.1.215.2
the amount

which WesBank has

agreed (whether

or not

subject to

the satisfaction
of conditions precedent) to make available from

time to time under a

WesBank
Agreement concluded after the Signature Date,
to

the

extent

not

cancelled

or

reduced

under

the

applicable

WesBank

Agreement
relating to the applicable WesBank Facility subject to the requirements of the Finance
Documents);
2.1.216
WesBank Outstandings

means, at any time, in relation to WesBank

and a WesBank
Facility,

the

aggregate

of

the

amounts

outstanding

under

that

WesBank

Facility
including

without

limitation

the

principal

amount,

all

accrued

interest

and

other
amounts

then

due

and

payable

under

that

WesBank

Facility,

(including,

without
limitation, any claim for damages or restitution, any claim as a result of a recovery by
an Obligor or another

person of a payment or

discharge under that WesBank

Facility
on the grounds of preference, and each

amount which would be included in

any of the
above

but

for

any

discharge,

non-provability

or

unenforceability

of

a

claim

in

any
insolvency or other proceedings);
2.1.217
WesBank Facility

means the asset finance facilities in a

maximum principal amount
of

ZAR227,000,000

as

at

the

Signature

Date

made

available

under

the

WesBank
Agreements; and
2.1.218
Working Capital Facility

means -
2.1.218.1
the Original Working Capital Facility;
2.1.218.2
any other

direct and

indirect working

capital facility, in

each case

for a

maximum
funding

commitment

or

facility

exposure

equal

to

the

applicable

WCF
Commitment,

provided

by

a

WCF

Lender

to

one

or

more

members

of

the
Covenant Group (other than an Excluded Subsidiary)

(as borrowers), from time
to time after the Closing Date.
2.2
Financial definitions
In this Agreement the following terms have the meanings set out below -
2.2.1
Cash

means an amount (denominated in Rand or any other currency approved by the
Facility

Agent)

of

cash

in

hand,

or

credit

balances

or

amounts

on

deposit

with

an
Acceptable Bank to which a member of the Covenant Group (other than an

Excluded

Subsidiary) is

alone (or

together with

other members

of

the Covenant

Group (other
than an Excluded Subsidiary)) beneficially entitled if -
2.2.1.1
the cash

is accessible

and may

be withdrawn

in full by

a member

of the

Covenant
Group (other than an Excluded Subsidiary)

within 30 days;
2.2.1.2
access to and withdrawal of the

cash is not contingent on the

prior discharge of
any indebtedness of any person or the satisfaction of any other condition;
2.2.1.3
no

Security

exists

over

the

cash

or

over

claims

in

respect

thereof

(other

than
Security

arising

under

the

Security

Documents

or

any

Security

permitted
pursuant to clause
23.4.3.5

(Negative pledge)); and
2.2.1.4
the cash is freely

and (except as mentioned

in clause
2.2.1.1 above
) immediately
available to be applied in repayment or prepayment of the Senior Facilities;
2.2.2
Cash Equivalents

means, at any time -
2.2.2.1
certificates

of

deposit

maturing

within

90

days

after

the

relevant

date

of
calculation, issued by an Acceptable Bank in South Africa;
2.2.2.2
investments accessible

and which

can be

monetised within

90 days

in a

South
African money market collective investment scheme which -
2.2.2.2.1
is a

money market

collective investment

scheme of

Absa Bank

Limited,
FirstRand Bank Limited, Investec Bank

Limited, Nedbank Limited or The
Standard Bank

of South

Africa Limited or

otherwise has an

international
credit rating of

BBB- or higher by

Standard & Poor's Ratings Services

or
Baa3

or

higher

by

Moody's

Investor

Services

Limited,

or

a

comparable
rating from an internationally recognised credit rating agency; and
2.2.2.2.2
invests

substantially

all

its

assets

in

securities

of

the

type

described

in
clause
2.2.2.1 above
; or
2.2.2.3
any other debt security expressly approved by the Facility Agent in writing,
in each case,

denominated in Rand

or another currency

approved by the

Facility Agent
in writing, and to which any member of the Covenant Group (other than an

Excluded
Subsidiary) is

alone (or

together with

other members

of

the Covenant

Group (other
than an Excluded

Subsidiary)) beneficially

entitled at that

time and which

is not issued

or guaranteed by any member

of the Covenant Group

or subject to any Security

(other
than Security arising under the Security Documents);
2.2.3
Consolidated EBITDA , in relation to any Measurement Period, means the aggregate of

the

consolidated

operating

income

of

the

Group,

in

each

case,

for

that

period,
without taking any account of the following items (without double counting) -
2.2.3.1
any Interest

accrued as

an obligation

of any

member of

the Group,

whether or
not paid, deferred or capitalised during that period;
2.2.3.2
any amount of

Tax

on profits,

gains or income

paid or payable

by members of
the Group

and any

amount of

any rebate

or credit

in respect

of Tax

on profits,
gains or income received or receivable by members of the Group;
2.2.3.3
any depreciation or amortisation whatsoever,

and any charge for

impairment or
any reversal in that

period of any previous

impairment charge in

relation to the
Group;
2.2.3.4
any loss against book value incurred by

a member of the Group on the

disposal
of any asset (other than trading stock) during that period;
2.2.3.5
any

gain

over

book

value

arising

in

favour

of

a

member

of

the

Group

on

the
disposal of any

asset (other than

trading stock) during

that period and

any gain
arising on any revaluation of an asset during that period;
2.2.3.6
any

unrealised

gains

or

losses

due

to

exchange

rate

movements

which

are
reported through the income statement in relation to the Group;
2.2.3.7
any

unrealised

gains

or

losses

on

any

financial

instrument

(other

than

any
financial instrument which is accounted for on a hedge accounting basis) which are reported through the income statement of the Group;
2.2.3.8
any stock based

payment charges incurred

by a member

of the Group

recognised
on the issuance of

stock based awards to management and staff:
2.2.3.9
for

each

Measurement

Period,

any

Transaction

Costs

to

the

extent

that

those
costs are accrued or paid during that period;

2.2.3.10
any income or expenses related to the Lesaka

Employee Share Trust established
and

registered

in

accordance

with

the

laws

of

South

Africa,

with

Master’s
reference number IT001901/2024(G) and

2.2.3.11
any Exceptional Items approved by the Facility Agent in writing,
2.2.4
and adjusted by -
2.2.4.1
including

only

the

operating

profit

before

interest,

tax,

depreciation

and
amortisation

(calculated

on

the

same

basis

as

Consolidated

EBITDA)

of

a
member of

the Covenant

Group (or

attributable to

a business

or assets)

(other
than any Excluded Subsidiaries) acquired during that Measurement Period (and added back

as if

it was

acquired at

the start

of that

relevant Measurement

Period);
2.2.4.2
including

only the amount of cash

received by members of the

Covenant Group
(other

than

Excluded

Subsidiaries)

through

distributions

by

any

associate

or
Investment

(which

is

not

a

member

of

the

Covenant

Group)

in

which

any
member

of

the

Covenant

Group

(other

than

an

Excluded

Subsidiary)

has

an
ownership interest;
2.2.4.3
excluding

the operating profit

before interest, tax,

depreciation and amortisation
(calculated

on

the

same

basis

as

Consolidated

EBITDA)

attributable

to

any
member

of

the

Group

(or

to

any

business

or

assets)

disposed

of

during

the
Measurement Period

(and removed

as

if it

was disposed

of at

the

start of

that
relevant Measurement Period);

2.2.4.4
excluding

the operating profit

before interest, tax,

depreciation and amortisation
(calculated

on

the

same

basis

as

Consolidated

EBITDA)

attributable

to

any
Excluded Subsidiary or any

other Subsidiary of Holdco

which is not a

member
of the Covenant Group during the Measurement Period;
2.2.4.5
for

purposes

of

this

Agreement,

continuing

to

treat

each

Relevant

Operating
Lease as

an operating

lease for

accounting purposes,

notwithstanding any

change
(or the implementation of any change) to IFRS on or after 1 January

2019;
2.2.5
Exceptional Items

means any

exceptional, once-off,

non-recurring or

extraordinary
items, including material items of an unusual or non-recurring nature which represent gains or losses arising on -
2.2.5.1
the restructuring of the activities of an entity and reversals of any provisions for the cost of restructuring;
2.2.5.2
disposals,

revaluations,

provisions,

write-downs or

impairment

of

non-current
assets or any reversal of any provisions or write-down or impairment;

and

2.2.5.3
disposals of assets associated with discontinued operations;
2.2.6
Interest

means -
2.2.6.1
interest and amounts in the nature of interest accrued;
2.2.6.2
prepayment

penalties

or

premiums

incurred

in

repaying

or

prepaying

any
Financial Indebtedness;
2.2.6.3
discount fees

and acceptance

fees payable

or deducted

in respect

of any

Financial
Indebtedness,

including

fees

payable

in

respect

of

letters

of

credit

and
guarantees;
2.2.6.4
any net payment

(or, if appropriate in

the context, receipt)

under any interest

rate
hedging agreement or instrument, taking into account any premiums payable;
2.2.6.5
any

dividends

on

shares

if

those

shares

constitute

Financial

Indebtedness

for
purposes of this Agreement; and
2.2.6.6
any other payments and

deductions of similar effect

(including the finance cost
element of finance leases),
and includes commitment and non-utilisation fees (including those payable under the
Finance

Documents),

but

excludes

facility

agents'

and

front-end,

management,
arrangement

and

participation

fees

with

respect

to

any

Financial

Indebtedness
(including those payable under the Finance Documents);
2.2.7
Interest Cover Ratio

means, as at each

Measurement Date, the

ratio of the sum

of the
Consolidated EBITDA and

the Kwande Distributions

to Total

Net Finance Costs

for
the Measurement Period ending on that date;
2.2.8
Interest

Receivable
,

in

relation

to

any

Measurement

Period,

means

all

Interest
received or

receivable by

members of

the Covenant

Group (other

than an

Excluded
Subsidiary)

during

that

period

in

respect

of

Cash

deposits

at

banks

and

financial
institutions and Cash Equivalents, calculated on a

consolidated basis (after deducting
applicable withholding Tax);
2.2.9
Investment

means any

person in

which the

Term/RCF

Borrower from

time to

time
holds, directly or indirectly, shares

of any class in

its issued share capital

or equivalent
ownership interest of such person;

2.2.10
Kwande Distributions

means, in

relation to

any Measurement

Period, the

amounts
received

by

Holdco

from

its

investment

in

Kwande,

limited

to

a

maximum

of
USD10,000,000

(Indexed)

for

each

Measurement

Period,

to

the

extent

that

such
amounts have been deposited into a Secured Account;
2.2.11
Measurement Date

means the last day

of March, June, September and

December of
each year;
2.2.12
Measurement

Period

means

each

period

of

12

months

ending

on

a

Measurement
Date;
2.2.13
Net Debt to

EBITDA Ratio

means, as at each

Measurement Date, the ratio

of Total
Net Borrowings on

that Measurement Date

to the

sum of the

Consolidated EBITDA
and the Kwande Distributions for the Measurement Period ending on that date;
2.2.14
Relevant

Operating

Lease

means

a

lease

that

would

have

been

classified

as

an
operating lease

under IFRS prior

to 1 January

2019, notwithstanding any

change (or
the implementation of any change) to IFRS on or after 1 January 2019;
2.2.15
Total

Borrowings
in

respect

of

the

Covenant

Group

(other

than

any

Excluded
Subsidiaries),

at

any

time,

means

the

aggregate

at

that

time

of

the

Financial
Indebtedness

of

the

members

of

the

Covenant

Group

(other

than

any

Excluded
Subsidiaries)

from sources external to

the Covenant Group

calculated at its

nominal or
principal

amount

(or,

if

greater,

the

maximum

amount

payable

on

repayment

or
redemption of

the

relevant liabilities

at

such time)

together

with capitalised

interest
thereon at such time;
2.2.16
Total

Finance

Costs
,

in

relation

to

any

Measurement

Period,

means

all

Interest
accrued

in

relation to

Total

Borrowings during

such

period

as

an

obligation of

any
member of

the Covenant

Group (other

than an

Excluded Subsidiary)

whether or

not
paid or capitalised

during or deferred for

payment after such period),

calculated on a
consolidated basis;
2.2.17
Total

Net

Borrowings

means,

at

any

time,

Total

Borrowings

less

the

aggregate
amount at

that time

of all

Cash and

Cash Equivalents

held by

members of

the Covenant
Group (other than any Excluded Subsidiaries);

2.2.18
Total Net Finance

Costs
, in

relation to

any Measurement

Period, means

Total Finance
Costs

for

that

period

less

Interest

Receivable

for

that

period,

calculated

on

a
consolidated basis;

2.2.19
Transaction Costs

means all non-recurring,

once-off fees, costs and

expenses, stamp,
registration and

other Taxes incurred by

the Term/RCF Borrower or

any other

member
of the Covenant

Group in connection

with (i) acquisitions,

disposals or other

corporate
activity,

and/or (ii)

the entry

into of

Finance Documents and

limited to

an aggregate
maximum

amount

of

ZAR200,000,000

(or

its

equivalent

in

any

other

currency

or
currencies) or such other amount agreed to in writing by the Facility Agent.

2.3
Construction
2.3.1
In this Agreement, unless inconsistent with the context, any reference to -
2.3.1.1
the Facility Agent , any Finance Party , any Lender , any Obligor , any Party ,
any Security Provider

or any

other person

shall be

construed so

as to

include
its successors in title, permitted cessionaries and permitted transferees;
2.3.1.2
a

document

being

in

the
agreed

form

means

that

the

document

is

in

a

form
previously agreed in writing by or on behalf

of the Term/RCF Borrower and the
Facility Agent

or, if

not so

agreed, is

in form

and substance

satisfactory to

the
Facility Agent;
2.3.1.3
an amendment

includes

an

amendment,

supplement,

novation,

re-enactment,
replacement, restatement or variation

and
amend

will be construed accordingly;
2.3.1.4
assets

includes

businesses,

undertakings,

securities,

properties,

revenues

or
rights of every description and whether present or future, actual or contingent;
2.3.1.5
an authorisation

includes authorisation, consent,

approval, resolution, licence,
permit, exemption, filing, notarisation, lodgement or registration;
2.3.1.6
authority

includes

any

court

or

any

governmental,

intergovernmental

or
supranational

body,

agency,

department

or

any

regulatory,

self-regulatory

or
other authority;
2.3.1.7
a disposal

means

a

sale,

transfer,

cession,

assignment,

donation,

grant,

lease,
licence

or

other

alienation

or

disposal,

whether

voluntary

or

involuntary

and
whether pursuant to a single

transaction or a series of

transactions, and
dispose
will be construed accordingly;
2.3.1.8
distribution

means

a

transfer

by

a

company

of

money

or

other

assets

of

the
company

(other

than

its

own

shares)

to,

or

to

the

order

(or

otherwise

for

the
benefit) of, one

or more holders of

shares in that company

or another company

within the

same group

of companies,

including any

principal or

interest in

respect
of amounts due (whether in respect of an intercompany or a shareholder loan or otherwise);

any

dividend

(including

any

interest

on

any

unpaid

amount

of

a
dividend), charge, fee, consideration or other distribution (whether in cash or in kind)

on

or

in

respect

of

its

shares

or

share

capital

(or

any

class

of

its

share
capital); any

repayment or

distribution of

any share

premium account;

and the
payment of any management, advisory or other fee;
2.3.1.9
a Finance Document

or

any other

agreement or

instrument includes

(without
prejudice

to

any

prohibition

on

amendments)

all

amendments

(however
fundamental)

to

that

Finance

Document

or

other

agreement

or

instrument,
including any amendment providing for any increase in the amount of a facility or any additional facility or replacement facility;
2.3.1.10
a guarantee

means

(other

than

in

clause
19

(
Guarantee

and

Indemnity
))

any
guarantee, bond, letter

of credit, indemnity or

similar assurance against

financial
loss,

or

any

obligation, direct

or

indirect,

actual

or

contingent, to

purchase

or
assume any indebtedness

of any

person or to

make an

investment in

or loan to
any

person

or

to

purchase

assets

of

any

person,

where,

in

each

case,

that
obligation is assumed

in order to

maintain or assist

the ability of

that person to
meet any of its indebtedness;
2.3.1.11
indebtedness

includes any

obligation (whether

incurred as

principal or

as surety)
for

the

payment

or

repayment

of

money,

whether

present

or

future,

actual

or
contingent;
2.3.1.12
know your customer requirements

are the identification checks

that a Finance
Party

requests

in

order

to

meet

its

obligations

under

any

applicable

law

or
regulation to identify a person who is (or is to become) its customer;
2.3.1.13
a person

includes

any

individual,

company,

corporation,

unincorporated
association

or

body

(including

a

partnership,

trust,

fund,

joint

venture

or
consortium), government, state, agency,

organisation or other entity

whether or
not having separate legal personality;
2.3.1.14
a regulation

includes any regulation,

rule, official directive,

request or guideline
(whether or not having the force of

law but, if not having the force

of law, being
of a type with which any person to which

it applies is accustomed to comply) of
any

governmental,

inter-governmental

or

supranational

body,

agency,
department or regulatory, self-regulatory or other authority;

2.3.1.15
a provision of law is a

reference to that provision as

extended, applied, amended
or re-enacted, and includes any subordinate legislation;
2.3.1.16
one gender includes

a reference to

the others; the

singular includes the

plural and
vice versa ; natural persons include juristic persons and vice versa; and
2.3.1.17
a time of day is a reference to Johannesburg time.
2.3.2
Section, clause

and Annexure

headings are

for ease

of reference

only,

and do

not in
any way affect the interpretation of a Finance Document.
2.3.3
Unless a contrary

indication appears, a

term used in

any other Finance

Document or in
any

notice

given

under

or

in

connection

with

any

Finance

Document

has

the

same
meaning in that Finance Document or notice as in this Agreement.
2.3.4
A Default (other

than an Event

of Default) is
continuing

if it has

not been remedied
within any applicable

remedy period expressly

provided for in a

Finance Document or
waived in writing, and an Event

of Default is
continuing

if it has not been

waived in
writing.
2.3.5
If any provision

in a definition

is a substantive

provision conferring rights

or imposing
obligations

on

any

Party,

notwithstanding

that

it

appears

only

in

an

interpretation
clause, effect

shall be

given to

it as

if it

were a

substantive provision of

the relevant
Finance Document.
2.3.6
A term

defined in

a particular

clause of

a Finance

Document, unless

it is

clear from
the clause in

question that

application of

the term is

to be

limited to the

relevant clause,
shall bear

the meaning

ascribed to

it for

all purposes

of the

relevant Finance

Document,
notwithstanding that that term has not been defined in any interpretation clause.
2.3.7
The Annexures to

a Finance Document

form an integral

part thereof and

a reference
to

a
clause

or

a
Annexure
is

a

reference

to

a

clause

of,

or

an

annexure

to,

this
Agreement.
2.3.8
Unless expressly otherwise provided

in a Finance

Document or inconsistent with

the
context, any number of days prescribed in a Finance Document must be calculated by
including the first and

excluding the last day,

unless the day before that

last day falls
on a

day that

is not

a Business

Day,

in which

case, the

day before

that last

day will
instead be the next Business Day.

2.3.9
The rule of construction that, in the event of ambiguity, a contract shall be interpreted against

the

party

responsible

for

the

drafting

thereof,

shall

not

apply

in

the
interpretation of the Finance Documents.
2.3.10
The use of the word including

followed by specific examples will

not be construed as
limiting the meaning

of the general

wording preceding it,

and the
eiusdem generis

rule
must

not

be

applied

in

the

interpretation

of

such

general

wording

or

such

specific
examples.
2.3.11
The expiry or termination of any Finance Documents shall not affect those provisions of the Finance Documents that expressly provide that they will operate after any such expiry

or

termination or

which of

necessity must

continue to

have effect

after

such
expiry or

termination,

notwithstanding that

the

clauses

themselves do

not

expressly
provide for this.
2.3.12
The Finance Documents shall to the extent permitted by applicable law be binding on and enforceable

by the

administrators, trustees,

permitted cessionaries,

business rescue
practitioners or liquidators of the Parties as fully and effectually as if they had signed
the Finance Documents

in the first

instance and reference

to any Party

shall be deemed
to include

such Party’s administrators,

trustees, permitted

cessionaries, business

rescue
practitioners or liquidators, as the case may be.
2.3.13
Unless the contrary intention appears -
2.3.13.1
a reference to

a Party will

not include

any person if

it has ceased

to be

a Party
under this Agreement;
2.3.13.2
any

obligation

of

an

Obligor

under

the

Finance

Documents

which

is

not

a
payment obligation remains in

force for so long as any

payment obligation of an
Obligor is

or may

be or

is capable

of becoming

outstanding under

the Finance
Documents; and
2.3.13.3
any

obligation

of

an

Obligor

under

the

Finance

Documents

includes

an
obligation on that Obligor not

to contract or agree

to do something or

not to do
something

which

would

breach

that

first

obligation,

unless

such

contract

or
agreement is conditional

on the approval

of the Facility

Agent (as required

under
any Finance Document).
2.4
Third party rights

2.4.1
Except as expressly

provided for in

this Agreement or

in any other

Finance Document,
no provision of any Finance Document constitutes a stipulation for the benefit of any
person who is not a party to that Finance Document.
2.4.2
Notwithstanding any term of

any Finance Document,

the consent of

any person who
is not a party to that Finance Document is not required to rescind or vary that Finance
Document at any time except to the extent that the relevant variation or rescission (as the case may be) relates directly to the right conferred

upon any applicable third party
under

a stipulation

for the

benefit

of

that party

that has

been accepted

by that

third
party.
2.5
Currency Symbols and Definitions
Rand or R denotes the lawful currency of South Africa.
3
THE SENIOR FACILITIES
3.1
Senior Term Facility A
Subject to

the terms

of this

Agreement and

the Senior

Term Facility A

Agreement, the

Senior
Term

Facility A

Lenders make

available to

the Term/RCF

Borrower a

Rand-denominated
bullet

term

loan

facility

in

an

aggregate

amount

equal

to

the

Senior

Term

Facility

A
Commitments.
3.2
Senior Term Facility B
Subject to

the terms

of this

Agreement and

the Senior

Term Facility B

Agreement, the

Senior
Term

Facility B

Lenders make

available to

the Term/RCF

Borrower a

Rand-denominated
amortising term

loan facility

in an

aggregate amount

equal to

the Senior

Term

Facility B
Commitments.
3.3
Senior RCF
Subject

to

the

terms

of

this

Agreement

and

the

Senior

RCF

Agreement,

the

Senior

RCF
Lenders make

available to

the Term/RCF

Borrower a

Rand-denominated revolving

credit
facility in an aggregate amount equal to the Total Senior RCF Commitments.
3.4
WesBank Facility
3.4.1
Subject to the

terms of this

Agreement and the

WesBank Agreement,

WesBank makes
available to certain of the Obligors in an aggregate amount of ZAR227,000,000 as set
out in that WesBank Agreement.

3.4.2
The WesBank

Agreement may

be supplemented

or replaced

with another

WesBank
Facility concluded

with WesBank,

subject to

clause
23.5.1.3

(
Financial Indebtedness ).
3.5
Working Capital Facility
3.5.1
Subject

to

the

terms

of

this

Agreement

and

the

applicable

WCF

Agreement,

the
Original

WCF

Lender

makes

available

to

the

relevant

WCF

Borrowers

general
working capital facilities in

an aggregate amount equal

to the WCF

Commitments as
set out in that WCF Agreement.
3.5.2
The Original Working Capital Facility may be supplemented or replaced with another
Working

Capital Facility

concluded

with

a

WCF

Lender,

subject

to

clause
23.5.1.3
( Financial Indebtedness ).
3.6
Finance Parties' rights and obligations
3.6.1
The obligations of each Finance Party under the Finance Documents are separate and independent. Failure by

a Finance Party

to perform its

obligations under the

Finance
Documents

does

not

affect

the

obligations

of

any

other

Party

under

the

Finance
Documents. No Finance Party

is responsible for the

obligations of any other

Finance
Party under the Finance Documents.
3.6.2
The rights of each Finance Party under

or in connection with the Finance Documents
are separate and

independent rights and

any debt arising

under the Finance

Documents
to a

Finance Party

from an

Obligor is

a separate

and independent

debt in

respect of
which a Finance Party shall be entitled to enforce its rights in accordance with clause
3.6.3
. The rights

of each Finance

Party include any

debt owing to

that Finance Party
under the Finance

Documents and, for the

avoidance of doubt,

any part of

a Loan or
any other amount owed by an Obligor which relates to

a Finance Party’s participation
in a Facility or

its role under

a Finance Document

(including any such

amount payable
to the

Facility Agent

on its

behalf) is

a debt

owing to

that Finance

Party by

that Obligor.
3.6.3
A Finance Party

may, except as otherwise stated

in the Finance

Documents, separately
enforce its rights under the Finance Documents.
4
PURPOSE
4.1
Purpose
4.1.1
The Term/RCF Borrower shall apply all amounts borrowed by it under -

4.1.1.1
Senior Term Facility

A towards

refinancing the

Existing Group

Indebtedness and
the Cash Connect Management Finance Documents,

funding Transaction Costs
and for general corporate purposes;
4.1.1.2
Senior

Term

Facility B

towards

refinancing the

Existing Group

Indebtedness,
refinancing the

amounts payable

in terms

of the

Acquisition GBF

and for

general
corporate purposes;

and
4.1.1.3
the Senior

RCF,

towards general

corporate (including

capital expenditure)

and
working capital purposes of the Covenant Group,

and for no other purpose whatsoever.
4.1.2
Each WCF

Borrower shall

apply all

amounts utilised

by it

under a

Working

Capital
Facility for

the purposes

of funding

the general

corporate requirements

of the

Covenant
Group (other than the Excluded Subsidiaries).
4.1.3
Each Obligor which

is a party to

the WesBank Facility shall apply all

amounts utilised
by it

under that

Facility for

the purposes

of financing

vehicles required

by the

Covenant
Group (other than the Excluded Subsidiaries).

4.2
Monitoring
No

Finance

Party is

bound

to

monitor

or

verify

the

application of

any

amount borrowed
pursuant to this Agreement and a Senior Facility Agreement.
5
CONDITIONS OF UTILISATION
5.1
Initial conditions precedent
A Utilisation Request may

not be given

(and a Lender shall

have no obligation to

advance
any Loan or provide any other form of credit or financial accommodation under any Senior
Facility to

any person)

unless the

Facility Agent

has notified

the

Term/RCF

Borrower in
writing that all the documents

and other evidence listed

in Part I of
Annexure B

(Conditions
Precedent)

have

been

received

in

form

and

substance

satisfactory

to

the

Lenders.

The
Facility Agent shall notify the Term/RCF

Borrower as soon as reasonably practicable upon
receiving confirmation of all the Lenders being so satisfied.
5.2
Further conditions precedent
Subject to

the terms of

this Agreement,

a Lender

will only

be obliged

to participate

in a Loan
or other Utilisation under a Senior Facility if -

5.2.1
in the

opinion of

that Lender, on

the date

of the

Utilisation Request

and on

the proposed
Utilisation Date -
5.2.1.1
the Representations are correct in all respects; and
5.2.1.2
no Default is continuing or would result from the proposed Loan; and
5.2.2
where the Utilisation is to be applied towards

the refinancing of a portion of Existing
Group Indebtedness and/or the Financial Indebtedness

owing under the Cash Connect
Management Finance

Documents, the

Lender is satisfied

that the Covenant

Group will
discharge any interest or costs

which would be payable

on the date that such

Financial
Indebtedness is settled.
5.3
Waiver or deferral of conditions precedent
Each condition precedent referred to in this clause
5

is for the benefit solely of the Lenders.
The

Facility

Agent

(acting

on

the

instructions

of

all

the

Lenders)

may,

by

notice

to

the
Term/RCF Borrower, waive or

defer delivery

of any

condition precedent,

in whole

or in

part,
and subject to such other conditions (if any) as it may determine.
5.4
Failure to close
If the Closing

Date has not

occurred by 16h00

on the Longstop

Date (or such

later date as
may be agreed

in writing by

the Facility Agent,

acting on the

instructions of

all the Lenders),
the

Total

Commitments

shall

immediately,

automatically

and

without

a

requirement

for
notice to be given to any person, be cancelled and reduced to zero.
6
UTILISATION
6.1
Utilisations under a Senior Facility Agreement
Subject to

the

terms of

this Agreement,

a Borrower

may

utilise a

Senior Facility

under

a
Senior Facility

Agreement to

which it

is a party

on the

terms and

conditions of

the applicable
Senior Facility Agreement.
6.2
Automatic cancellation
The Commitments of each

Lender under the Senior Term Facility or the

Senior RCF which,
at that time,

are unutilised, shall

automatically be

cancelled immediately at

11h00 on the last
day of the

Availability Period for the

Senior Term Facility or, as

applicable, the

Senior RCF.

7
REPAYMENT
Subject to

the terms

of this

Agreement, each

Borrower shall repay

all Loans

made to

it under

a
Senior Facility Agreement to which it is a party in full, in the amounts and on the dates specified
in

that

Senior

Facility

Agreement,

and

otherwise

in

accordance

with

the

terms

of

that

Senior
Facility Agreement.
8
PREPAYMENT

AND CANCELLATION
8.1
Mandatory prepayment - illegality
If

it

becomes

unlawful

in

any

applicable

jurisdiction

for

a

Lender

to

perform

any

of

its
obligations as contemplated

by this Agreement

or to fund

or maintain its

participation in any
Facility -
8.1.1
that

Lender

shall

notify

the

Facility

Agent

as

soon

as

reasonably

practicable

upon
becoming aware of that event;
8.1.2
upon the Facility Agent notifying

the Term/RCF

Borrower, the Commitments of

that
Lender will be immediately cancelled; and
8.1.3
each Borrower

shall repay that

Lender's participation in

the Loans

(together with

all
other Senior

Facility Outstandings due

to that

Lender) on

the last

day of

the Interest
Period

for

each

Loan occurring

after

the

Facility Agent

has

notified the

Term/RCF
Borrower (provided that if the last day of any

such Interest Period for a Loan falls on
a day

earlier than

the tenth

Business Day

after delivery

of such

notice, then

the relevant
Borrower shall make such repayment by no later than

such tenth Business Day) or,

if
earlier, the

date specified by

the Lender

in the

notice delivered to

the Facility

Agent
(being no earlier than the last day of any applicable grace period permitted by law).
8.2
Mandatory prepayment - sanctions
8.2.1
If any member of the Group or any Security Provider -
8.2.1.1
is or becomes a Sanctioned Entity;
8.2.1.2
participates in any manner in any Sanctioned Transaction;
8.2.1.3
contravenes any Sanctions, or it is targeted under any Sanctions, each Obligor

shall notify

the Facility

Agent promptly

upon becoming

aware of

that
event (unless

that Obligor

is aware

that a

notification has

already been

provided by
another Obligor).

8.2.2
If any event contemplated by clause
8.2.1 above

occurs, the following shall apply -
8.2.2.1
upon the

Facility Agent

receiving a

notice from

an Obligor

under clause
8.2.1
above

or a similar

notice from any

Finance Party,

it shall notify

the Lenders as
soon as reasonably practicable;
8.2.2.2
a Lender shall not be obliged to fund any Utilisation;
8.2.2.3
if

a

Lender

so

requires,

the

Facility

Agent

shall

immediately

cancel

the
Commitments of that

Lender and declare

the participation of

that Lender in

all
outstanding Loans,

together with

all other

Senior Facility

Outstandings due

to
that Lender

due and payable,

whereupon the Commitments

of that

Lender will
be cancelled immediately

and all such

outstanding amounts

will become due

and
payable on the

last day

of the

Interest Period for

each Loan

occurring after the
Facility Agent has so notified the Term/RCF Borrower (provided that if the last
day of

any such

Interest Period

for a

Loan falls

on a

day earlier

than the

tenth
Business Day after

delivery of such

notice, then the

Term/RCF

Borrower shall
procure that such repayment is

made by no later

than such tenth Business Day)
or,

if

earlier,

the

date

specified by

the

Facility

Agent in

that

notice (being

no
earlier than the last day of any

applicable grace period permitted by

law or other
legal obligation of any Finance Party).
8.3
Mandatory prepayment - change of control or transfer of business
8.3.1
If at any time –

8.3.1.1
prior

to

the

date

on

which the

Net Debt

to

EBITDA Ratio

has

been less

than
1.75x

for

two

consecutive

Measurement

Periods,

VCP

Investment

Fund

and
VCP

Investment

Portfolios, collectively,

do

not,

or

cease

to,

hold

legally

and
beneficially,

and have

the right

to vote

as they

see fit

7.5% of

the issued

share
capital of Holdco;
8.3.1.2
prior

to

the

date

on

which the

Net Debt

to

EBITDA Ratio

has

been less

than
1.75x

for

two

consecutive

Measurement

Periods,

VCP

Investment

Fund

and
VCP Investment

Portfolios collectively

Dispose of

50% or

more of

the shares
which they hold in Holdco as at the Signature Date;
8.3.1.3
prior

to

the

date

on

which the

Net Debt

to

EBITDA Ratio

has

been less

than
1.75x

for

two

consecutive

Measurement

Periods,

VCP

Investment

Fund

and

VCP Investment Portfolios cease to be able to appoint a director to the board of directors of Holdco;
8.3.1.4
if,

without

the

prior

written

consent

of

the

Facility

Agent

(acting

on

the
instructions

of

the

Majority Lenders),

4

or more

of

Ali

Mazanderani, Lincoln
Mali, Daniel

Smith, Steven

Heilbron, Naeem

E. Kola,

Martin Wright,

George
Roussos,

Paul

Kent

and

Basie

Kok

cease

to

be

employed

by

Holdco

or

any
member of the Covenant Group during the period from the Signature Date until the Discharge Date;
8.3.1.5
any person or group of persons directly or indirectly gains Control of Holdco;
8.3.1.6
the

shares of

common stock

of

Holdco

are

delisted

from the

NASDAQ stock
market or the trade in

those shares is suspended

for more than three trading

days
(other

than

by

reason

of

a

general

suspension

of

trading

in

securities

by

the
NASDAQ stock market);
8.3.1.7
Holdco does not,

or ceases to,

hold legally and

beneficially,

and have the

right
to

vote

as

it

sees

fit,

directly,

100%

of

the

issued

share

capital

of

Term/RCF
Borrower, or otherwise ceases to Control the Term/RCF Borrower;
8.3.1.8
the Term/RCF Borrower

does not,

or ceases

to, hold

legally and

beneficially, and
have the

right to

vote as

it seems

fit, directly

or indirectly,

100% of

the issued
share capital of any Obligor (other than Holdco), or otherwise ceases to Control any other Obligor (other than Holdco);
8.3.1.9
there is one

or more sales

(whether in a

single transaction or a

series of related
transactions) over the term of this Agreement of assets of one or more members of the Covenant

Group associated

with any

operating division

or business

which,
on

a

cumulative

basis

taking

account

of

each

such

asset's

Rand

contribution
(direct or indirect) to total assets or Consolidated EBITDA of the

Group for the
Measurement Period most recently

ended prior to

its sale, aggregate

more than
25%

of

total

assets

or

Consolidated

EBITDA

of

the

Covenant

Group

for

the
Measurement Period most recently ended,
(each

a
Control

Event
)

the

Term/RCF

Borrower shall

promptly

notify the

Facility
Agent upon becoming aware of that Control Event, and the following shall apply -
8.3.1.10
a Lender shall not be obliged to fund any Utilisation; and

8.3.1.11
if a Lender so requires by delivery of

a notice to the Facility Agent to that

effect
within 30 Business

Days of being

notified by

the Facility

Agent that a

Control
Event

has

occurred,

the

Facility

Agent

shall,

by

notice

to

the

Term/RCF
Borrower, immediately cancel the Commitments of

that Lender and declare the
participation

of

that

Lender

in

all

outstanding

Loans,

together

with

all

other
Senior

Facility

Outstandings due

to

that

Lender

due and

payable

on

the

tenth
Business

Day

following

delivery

of

that

notice,

whereupon

the

Available
Commitments

of

that

Lender

(as

well

as

any

WCF

Commitment

and

any
WesBank Commitment)

will be cancelled immediately and all such outstanding
amounts will become due and

payable by no later than

such tenth Business Day.
8.4
Mandatory prepayment - material disposal and insurance proceeds
In this Agreement -
8.4.1
Excluded Insurance

Proceeds

means Insurance

Proceeds received

by a

member of
the Covenant Group (other than an Excluded Subsidiary)

-
8.4.1.1
which are,

or are to

be, applied to

meet a

third party liability

claim or to

cover
operating losses (including business interruption losses) in respect of which the
relevant Insurance claim was made;
8.4.1.2
which are in an amount per claim which is

R30,000,000 or less and, when taken
together with the

value of any

other claims made

by members of

the Covenant
Group (other than

any Excluded Subsidiaries)

during the term

of this Agreement
except

for

those

insurance

proceeds

contemplated

in

clause
8.4.1.1

above

and
clause
8.4.1.3

below, are R30,000,000 or less; or
8.4.1.3
which, when taken together with

the amount of Insurance Proceeds

in respect of
any

other

claims

made

by

members

of

the

Covenant

Group

(other

than

any
Excluded

Subsidiaries)

during

the

term

of

this

Agreement

except

for

those
proceeds contemplated in clause
8.4.1.2

above, are more than R30,000,000, but
only to the extent that, under the authority of a

resolution of the directors of the
relevant member of the Covenant Group, adopted

and passed within 30 days of
receipt of

those Insurance

Proceeds, they

are to

be or

are contractually

committed
to be applied (and are then so

applied), within 90 days of the date

of receipt (or
such longer period as the Facility Agent may

agree in writing), in reinstating or
replacing (on a like for

like basis) any asset, or

in defraying the loss or

liability
to which the claim relates;

8.4.2
Insurance Proceeds

means the

proceeds of

a claim

under any

contract of

Insurance
maintained by or

which may be

claimed by a

member of the

Covenant Group (other
than an

Excluded Subsidiary),

after deducting

the reasonable,

properly evidenced

costs
and expenses

incurred by

members of

the Covenant

Group (other

than an

Excluded
Subsidiary

)

to

persons

who

are

not

members

of

the

Covenant

Group

directly

in
connection with the recovery of that claim;
8.4.3
Material

Insurance

Proceeds

means

Insurance

Proceeds

other

than

Excluded
Insurance Proceeds; and
8.4.4
Mobikwik Disposal Proceeds

means the gross

amount of consideration

received by
any

member

of

the

Group following

a

Disposal by

the

Group

of

any

shares

and/or
claims held against Mobikwik and/or the Disposal of assets by Mobikwik and -
8.4.4.1
including the amount

of any intercompany

loan repaid by

a person

who ceases
to be a member of the Group to continuing members of the Group;
8.4.4.2
treating

any

amount

owing

by,

or

set

off

by,

any

purchaser

of

assets

as
consideration received in cash;
8.4.4.3
treating

consideration

initially

received

in

a

form

other

than

cash

or

such
instruments, as being

received when and

if that

consideration is converted

into
cash

or

such

instruments

or

becomes

readily

so

convertible

on

reasonable
commercial terms;
8.4.4.4
after deducting

Taxes (and amounts

reserved in

respect of

Taxes) paid or

payable
as a result of that disposal of those assets in Mobikwik; and
8.4.4.5
after deducting

the properly

evidenced costs

and expenses

incurred directly

in
connection with that disposal of assets.
8.4.5
the Term/RCF

Borrower must

notify the

Facility Agent

within 10

Business Days

of
the receipt

of any

Mobikwik Disposal Proceeds

or Material

Insurance Proceeds by

a
member of the Group.
8.4.6
If

a

member

of

the

Group

receives

any

Material

Insurance

Proceeds

or

Mobikwik
Disposal

Proceeds,

the

Term/RCF

Borrower

shall

offer

to

prepay

the

Senior

Term
Facility Loans and

other Senior Term Facility

Outstandings and

the Senior RCF

Loans
and

other

Senior

RCF

Outstandings,

and

cancel

Available

Commitments

under

the
Senior RCF, in

an amount equal to the balance of those Mobikwik Disposal Proceeds or Material Insurance

Proceeds, and procure

that the Mobikwik

Disposal Proceeds

and

Material Insurance Proceeds are applied to discharge any payments and cancellations
required to

be made as

a result

of an

acceptance of any

such offer,

all in

accordance
with the requirements of clause
9

(Prepayment Offers and Priorities).
8.5
Voluntary prepayment
The Term/RCF Borrower may,

if the Term/RCF Borrower has given the Facility Agent not
less than 5 Business Days' prior notice, prepay any Senior Term

Facility Loan, Senior RCF
Loan or other amount utilised under

a Senior Term

Facility or the Senior RCF at

any time,
in whole

or in

part. A

prepayment of

part of

a Senior

Term

Facility Loan

or Senior

RCF
Loan

must

be

in

a

minimum

amount

of

ZAR10,000,000

and

an

integral

multiple

of
ZAR1,000,000 or such lesser amount as may

be outstanding under the Finance Documents
(or such

other amount

as may

be agreed

by the

Facility Agent).

The Borrower

may,

in its
discretion, elect whether to prepay any

Senior Term Facility Loan or any Senior RCF Loan.

8.6
Voluntary cancellation
8.6.1
The Term/RCF Borrower may,

by giving the Facility Agent not less than 10 Business
Days' prior notice (or such

shorter period as the Facility

Agent may agree in writing)
cancel

an

Available

Facility under

the

Senior Term

Facility,

in

whole or

in

part. A
partial cancellation

of any

such Available

Facility must be

in a

minimum amount of
ZAR10,000,000 and

an integral

multiple of

ZAR1,000,000 or,

if less,

the Available
Facility applicable at that time.
8.6.2
Any

partial

cancellation

of

an

Available

Facility

under

this

clause

must

be

applied
against the Commitment of each Lender under the relevant Senior Facility pro rata .
8.6.3
A Working Capital Facility may be cancelled as provided in the WCF Documents.
8.6.4
A
WesBank Facility may be cancelled as provided in the WesBank Agreement.

8.7
Cancellation and prepayment of a single Lender on a change of costs
8.7.1
If -
8.7.1.1
any sum payable to any

Lender by an Obligor is required

to be increased under
clause
14.2

(Tax gross-up); or
8.7.1.2
any Lender

claims indemnification from

the Term/RCF

Borrower or

any other
Obligor under clause
14.3

(Tax indemnity) or clause
15

(Changes in Costs),

the Term/RCF

Borrower may,

whilst the circumstance giving

rise to the requirement
for

that

increase

or

indemnification

continues,

give

the

Facility

Agent

notice

of
cancellation

of

the

Commitments

of

that

Lender

and

its

intention

to

procure

the
repayment of that Lender's participation in the Loans.
8.7.2
On

receipt

of

a

notice

of

cancellation

referred

to

in

clause
8.7.1

above
,

the
Commitments of that Lender shall immediately be cancelled and reduced to zero.
8.7.3
On

the

last

day

of

each

Interest

Period

in

relation

to

a

Loan

which

ends

after

the
Term/RCF

Borrower has given

notice of cancellation and/or

repayment under clause
8.7.1 above

(or earlier, subject to the payment of

any Break Costs), each Borrower to
which a Utilisation

is outstanding

shall repay

that Lender's participation

in the relevant
Utilisations together with

all other

Senior Facility Outstandings

owed to that

Lender
under the relevant Facilities.
8.8
Re-borrowing and reinstatement
8.8.1
No

amount

of

a

Senior

Term

Facility

Loan

paid,

repaid

or

prepaid

under

this
Agreement

or

the

Senior

Term

Facility

Agreement

may

be

re-borrowed

under

the
Senior Term Facility Agreement.
8.8.2
Unless

a

contrary

indication

appears

in

this

Agreement,

the

amount

of

any

Loan
voluntarily

prepaid

under

the

Senior

RCF

pursuant

to

clause
8.5

(Voluntary
prepayment) may be re-borrowed on the terms of the Senior RCF

Agreement.
8.8.3
Unless a contrary indication appears in this Agreement, the amount of any Loan paid, repaid or prepaid

under a Working Capital

Facility, may be re-borrowed

subject to and
in accordance with the terms of the relevant WCF Documents.
8.8.4
No

amount

of

the

Total

Commitments

cancelled

under

this

Agreement or

a

Senior
Facility Agreement may

be reinstated

other than

Total

Senior RCF

Commitments in
accordance with the provisions of clause
3.2

(Senior RCF).
8.9
Application of partial prepayments
Any amount to

be applied in

prepayment of Senior

Term

Facility Loans (and

other Senior
Term Facility

Outstandings) or Senior RCF Loans (and other Senior

RCF Outstandings) in
accordance with this Agreement or a Senior Facility Agreement -
8.9.1
in

respect of

a Senior

Term

Facility,

shall be

applied in

or

towards discharging

the
participation of

Lenders in

Loans and

other Senior

Facility Outstandings

under that

Senior Term Facility in

each Lender's Pro

Rata Share

(and for purposes

of determining
its

Pro

Rata

Share

the

provisions

of

clause
9.1.2

above

shall

be

applied
mutatis
mutandis );
8.9.2
in respect of voluntary prepayments in relation to the

Senior RCF, shall

be applied in
or towards discharging the participation of Lenders

in Loans and other Senior Facility
Outstandings

under

the

Senior

RCF
in

each

such

Lender's

Pro

Rata

Share

(and

for
purposes of determining its Pro

Rata Share the provisions of

clause
9.1.2

above shall
be applied mutatis mutandis
);

8.9.3
in respect of any

mandatory prepayment of Senior

RCF, shall be applied in or towards
discharging

the

participation

of

Lenders

in

Loans

and

other

Senior

Facility
Outstandings under the

Senior RCF and

a cancellation of

the RCF

Commitments,

in
each such Lender's

Pro Rata Share

(and for purposes

of determining its

Pro Rata Share
the provisions of clause
9.1.2

above shall be applied
mutatis mutandis ); and
8.9.4
in respect of any mandatory prepayment of Senior RCF

Loans made to the Lenders in
accordance

with

the

provisions

of

clause
22.4

(Cure

Amounts

-

mandatory
prepayment), shall

be applied

in prepayment

of the Lenders'

participation in

Loans and
other Senior

Facility Outstandings

under the

Senior RCF

and a

cancellation of

the RCF
Commitments, in each such Lender's

Pro Rata Share (and for purposes

of determining
its

Pro

Rata

Share

the

provisions

of

clause
9.1.2

above

shall

be

applied
mutatis
mutandis ),,
except, in respect of clauses
8.9.1

and
8.9.2

above, for a prepayment which

is required to be
made to

a particular

Lender or

Lenders under this

clause
8

or under

clause
9

(Prepayment
Offers and Priorities).
8.10
Other provisions
8.10.1
If

the

Facility

Agent

receives

any

notice

of

prepayment

or

cancellation

under

this
clause
8

or a

Senior Facility

Agreement, or

an offer

of prepayment

under clause
9.1
(Initial Prepayment

Offers), it shall

forward a copy

of that

notice as soon

as reasonably
practicable to the Term/RCF Borrower or the affected Finance Parties, as appropriate.
8.10.2
Any notice

of

prepayment or

cancellation given

by a

Party

under this

clause
8

or a
Senior

Facility

Agreement,

or

an

offer

of

prepayment

under

clause
9.1

(Initial
Prepayment Offers), shall be

irrevocable and, unless a

contrary indication appears

in a
Finance Document,

shall specify

the date

or dates

upon which

the relevant

cancellation
or prepayment is to be made and the amount of that cancellation or prepayment.

8.10.3
Except as

expressly otherwise

provided in

this clause
8

or a

Senior Facility

Agreement,
any prepayment shall

be made together

with accrued interest

on the amount

prepaid,
without premium

or

penalty except

for any

Break Costs,

Break Gains

or applicable
Refinancing

Penalties

which

arise,

as

a

result

of

such

prepayment

or

as

may

be
otherwise provided in the applicable Senior Facility Agreement.
8.10.4
No Borrower

shall pay,

repay or

prepay all

or any

part of

the Loans

or cancel

all or
any part of

the Commitments except

at the times

and in the

manner expressly provided
for in this Agreement and the applicable Senior Facility Agreement.
8.10.5
The Facility Agent may agree a shorter notice period for a voluntary prepayment or a voluntary cancellation under a Senior Facility.
8.11
Refinancing

Subject to

the Further

Rights Letter,

the Term/RCF

Borrower may

prepay (or

procure the
prepayment of) any Senior

Term Facility Loan and other Senior Term Facility Outstandings and/or any Senior

RCF Loan and

other Senior RCF

Outstandings from

amounts raised

under
a Refinancing, on

the condition that

all other Senior

Term

Facility Loans and

other Senior
Term Facility

Outstandings and Senior RCF Loans and other Senior RCF Outstandings are prepaid in full at the same time and the Total Senior Term

Facility Commitments and Total
Senior RCF Commitments are cancelled and reduced to zero.
9
PREPAYMENT

OFFERS AND PRIORITIES
The provisions of this

clause
9

shall apply to all

amounts that are required

to be offered

towards
the prepayment of the Senior Term Facility Loans (and other Senior Term

Facility Outstandings)
and

Senior

RCF

Loans

(and

other

Senior

RCF

Outstandings),

and

cancellation

of

Available
Commitments under the

Senior RCF,

pursuant to clauses
8.4

(Mandatory prepayment -

material
disposal and insurance proceeds).
9.1
Initial Prepayment Offers
9.1.1
If a member

of the Group

receives any amount

of Mobikwik Disposal

Proceeds and/or
a member

of the

Covenant Group

(other than

an Excluded

Subsidiary) receives

any
Material Insurance

Proceeds (the
Distributable Balance
), the

Term/RCF

Borrower,
by way

of a

notice (an
Initial Offer

Notice
) delivered to

the Facility

Agent no

later
than

10

Business

Days

after

receipt

of

those

Mobikwik

Disposal

Proceeds

and/or
Material Insurance Proceeds, shall offer (an Initial Prepayment Offer ) to -

9.1.1.1
pay and

discharge the

participation of

each Lender

in Senior

Term Facility Loans
(and other Senior

Term Facility Outstandings) that remain

outstanding under the
Senior Term Facilities; and
9.1.1.2
pay and

discharge the

participation of

each Lender

in Senior

RCF Loans

(and
other Senior RCF Outstandings)

that remain outstanding under

the Senior RCF
and/or cancel Available Commitments in relation to the Senior RCF, in

each

case,

for

an

amount

determined

in

accordance

with

clause
9.1.2

below

(in
respect of each such Lender, its Distributable Share ), and such notice shall stipulate how

the

Term/RCF

Borrower

intends

to

apply

any

remaining

balance

(or

any

part
thereof),

as

contemplated

in

clause
9.4

(
Remaining

amount

of

Distributable
Balance ).
9.1.2
Each Lender's Distributable Share

shall be determined as follows -
9.1.2.1
the

Distributable

Balance

will

be

deemed

to

be

offered

by

the

Term/RCF
Borrower

in

prepayment

of

all

Senior

Term

Facility

Loans

(and

other

Senior
Term Facility Outstandings), and

in prepayment

and/or cancellation

of all

Senior
RCF Loans (and other

Senior RCF Outstandings)

and Available Commitment in
relation to the

Senior RCF,

in proportion to

the Senior Term

Facilities' and the
Senior RCF's Senior Facility Pro Rata Share (defined below);
9.1.2.2
in relation to the Senior Term

Facility, a Lender's Distributable Share

under the
Senior Term

Facility (in respect of

each such Lender,

its
Pro Rata Share ) will
be -
9.1.2.2.1
if at

any relevant

time there

are no

Senior Term Facility

Outstandings under
the

Senior

Term

Facility,

its
pro

rata
proportion
of

the

relevant

Senior
Facility Pro Rata

Share determined

by applying

that Lender's

Commitment
under the

Senior Term

Facility to

all the

Commitments under

the Senior
Term Facility; or

9.1.2.2.2
at any other

time, its
pro rata proportion
of the relevant

Senior Facility Pro
Rata

Share

determined

by

applying

that

Lender's

Senior

Term

Facility
Outstandings

under

that

Senior

Term

Facility

to

all

the

Senior

Term
Facility Outstandings under the Senior Term Facility; and
9.1.2.3
in relation to the Senior RCF,

a Senior RCF Lender's Distributable Share under
the Senior RCF (in respect of each such Lender, its Pro Rata Share ) will be its pro rata proportion
of the relevant Senior

Facility Pro Rata

Share determined by
applying

that

Lender's

Senior

RCF

Commitment

to

all

the

Total

Senior

RCF
Commitments.
9.1.3
For purposes of this

clause
9.1
, Senior Facility Pro Rata Share
, at any relevant

time,
in respect of

the Senior Term Facility or

the Senior RCF

(a
Relevant Senior Facility ),
means the proportion (expressed as a percentage) borne by -
9.1.3.1
the aggregate amount, at that time, of (i) the Senior Facility Outstandings under the

Relevant

Senior

Facility,

and

(ii)

the

Available

Commitment

under

the
Relevant Senior Facility; to
9.1.3.2
the aggregate amount, at that time, of (i) the Senior Facility Outstandings under all

Senior

Term

Facilities

and

the

Senior

RCF,

and

(ii)

the

Available
Commitment under the Senior RCF.

9.2
Acceptances and Additional Prepayment Offers
9.2.1
If a

Lender wishes

to accept

an Initial

Prepayment Offer

or any

part thereof,

it must
advise the Facility Agent of its acceptance and provide to it the following details -
9.2.1.1
the amount of its available Distributable

Share which it requires to be

paid to it
and/or,

as

applicable,

applied

in

cancellation

of

its

Available

Commitments
under the Senior RCF (an Accepted Prepayment Amount ); and
9.2.1.2
the

maximum

amount

(the
Additional

Acceptances Limit
)

of

any

additional
part of

the

Distributable Balance

it would

be prepared

to

accept (if

any) in

or
towards payment

and discharge

of its

participation in

Senior Term Facility

Loans
(and other Senior

Term Facility Outstandings) that remain

outstanding under the
Senior

Term

Facilities

and

Senior

RCF

Loans

(and

other

Senior

RCF
Outstandings) that remain

outstanding under the

Senior RCF,

in circumstances
where

one or

more

Lenders were

to

decline

the

applicable Initial

Prepayment
Offers made to them,
9.2.2
by way of a notice delivered to the Facility Agent no

later than 5 Business Days after
receipt

of

any

applicable

Initial Offer

Notice

(each

such

Lender

which

accepts any
applicable Initial

Prepayment Offer

for the

amount of

its Distributable

Share or

any
part thereof,

being a
Participating Lender
).

If a

Lender fails

to

advise the

Facility
Agent of its acceptance

of an Initial Prepayment

Offer, as

required under this clause,
then it shall be deemed to have accepted the Initial Prepayment Offer in full.

9.2.3
The Facility Agent will advise the Term/RCF Borrower and the Lenders, by way of

a
notice (an Acceptances Confirmation
) delivered to

each of

them within 2

Business
Days following

expiry of

the 5

Business Day

period within

which any

applicable Initial
Prepayment Offers may be accepted, of the following -
9.2.3.1
the Initial Prepayment Offers accepted

(including offers that are deemed

to have
been accepted)

and declined

and the

aggregate amount

of Distributable

Shares
for which Initial

Prepayment Offers have

been declined (the
Declined Balance );
and
9.2.3.2
in

relation

to

each

Participating

Lender,

that

portion

of

the

Declined

Balance
allocable to it (the Additional Prepayment Amount ), being its Pro Rata Share
(and for

purposes of

determining its

Pro Rata

Share the

provisions of

clause
9.1.2
above shall

be applied
mutatis mutandis
except that (i)

reference in that

clause
to Distributable Share

shall be deemed

to be a reference

to a Lender's Additional
Prepayment Amount, (ii) reference in

that clause to Distributable

Balance shall
be deemed to be a reference to the amount of the Declined

Balance and
(iii) it is
assumed that the

Senior Term

Facility Outstandings, Senior RCF

Outstandings
and Senior RCF

Commitments of the

Lenders declining the

Initial Prepayment
Offer

are

nil)

of

the

Declined

Balance

limited

to

its

Additional

Acceptances
Limit.
9.2.4
Upon delivery of an Acceptances Confirmation -
9.2.4.1
the

Term/RCF

Borrower

will

be

irrevocably

deemed

to

have

offered

(the
Additional

Prepayment

Offer
)

to

pay

and

discharge

to

each

Participating
Lender (in addition to amounts accepted

by it pursuant to clause
9.2.1 above
) its
participation

in

Senior

Term

Facility

Loans

(and

other

Senior

Term

Facility
Outstandings)

that

remain

outstanding

and

the

Senior

RCF

Loans

(and

other
Senior RCF Outstandings) that remain outstanding; and
9.2.4.2
each

Participating

Lender

will

be

deemed

to

have

accepted

the

Additional
Prepayment Offer,
9.2.5
in each case, for an amount equal to the Additional Prepayment Amount of each such
Lender.
9.3
Application of payment

Following a receipt

of any Mobikwik

Disposal Proceeds

and/or Material

Insurance Proceeds
and delivery

of an

Acceptances Confirmation

to the

Term/RCF

Borrower,

the

Term/RCF
Borrower shall pay

to the Facility

Agent, for the

account of each

Participating Lender, the
Accepted

Prepayment

Amount

and

the

Additional

Prepayment

Amount

(if

any)

of

that
Participating Lender, in full -
9.3.1
on the Interest Payment Date immediately following-
9.3.1.1
receipt of the Mobikwik Disposal Proceeds;

9.3.1.2
expiry of

the 30-day

period referred to

in the

definition of

Excluded Insurance
Proceeds in clause
8.4

(Mandatory prepayment

- material disposal

and insurance
proceeds)

(the
30-Day

Period
)

if

a

resolution

of

the

directors

of

the

relevant
member of the Covenant Group has not been adopted and passed within the 30-
Day Period; or
9.3.1.3
expiry

of

where

a

resolution

of

the

directors

of

the

relevant

member

of

the
Covenant Group has been adopted and

passed within the 30-Day Period,

the 90-
day period

referred to

in the

definitions of

Excluded Insurance

Proceeds in

clause
8.4

(Mandatory prepayment

- material

disposal and

insurance proceeds)

if the
relevant Material Insurance

Proceeds have not

been applied within

that 90-day
period; or
9.3.2
if an Event of Default is continuing, no later

than the first Business Day following the
date

on

which

the

Facility

Agent

delivers

an

Acceptances

Confirmation

to

the
Term/RCF Borrower,
and

in

respect

of

any

Participating

Lender

in

relation

to

the

Senior

RCF,

its

Accepted
Prepayment Amount and the

Additional Prepayment Amount

(if any) shall be applied

in the
following order -
9.3.2.1
firstly, in prepayment of its participation in

Senior RCF Loans and other Senior
RCF

Outstandings,

with

a

corresponding

cancellation

of

RCF

Commitments;
and
9.3.2.2
secondly

and

without

double

counting,

in

cancellation

of

its

Available
Commitments under the Senior RCF.
9.4
Remaining amount of Distributable Balance

If, after having implemented the provisions of clauses
9.1

and
9.2 above
, the full amount of
any Distributable Balance offered to Lenders is not required to be applied in or towards the payment, repayment

or prepayment

of Senior

Term

Facility Loans

and other

Senior Term
Facility

Outstandings

and

Senior

RCF

Loans

and

other

Senior

RCF

Outstandings,

any
remaining balance

(or any

part thereof)

(the
Remaining Distributable

Balance
) shall

be
available for application as follows -
9.4.1
it may

be retained

in the

Covenant Group and

used for

the general

operations of the
members of the Covenant Group; and
9.4.2
it

may

be

used

to

make

a

distribution

to

Holdco

subject

to

the

requirements

of
clause
23.21.2

(Distributions).
10
INTEREST AND INTEREST PERIODS
10.1
Calculation, accrual and payment
All

interest

on

a

Loan

made

to

a

Borrower

under

a

Senior

Facility

Agreement

shall

be
calculated, accrue

and be

paid by

that Borrower

for the

account of

the Lenders

under the
relevant Senior Facility in accordance with the terms of that Senior Facility

Agreement.
10.2
Interest Periods
The

Interest Periods

which apply

to

a

Loan or

Unpaid Sum

made to

a Borrower

under a
Senior Facility Agreement

shall be governed

by the terms

of that Senior

Facility Agreement.
11
CHANGES TO THE CALCULATION OF INTEREST
11.1
Absence of quotations
Subject to

clause
11.2

below
, if

JIBAR is

to be

determined by

reference to

the Reference
Banks but

a Reference

Bank does

not supply a

quotation by 12h00

on the

Quotation Day,
JIBAR

shall

be

determined

on

the

basis

of

the

quotations

provided

by

the

remaining
Reference Banks.
11.2
Market disruption
11.2.1
If a Market Disruption Event occurs in relation to a Loan for any Interest

Period, then
the rate of interest on each Lender's share of that Loan for the

Interest Period shall be
the percentage rate per annum which is the sum of -
11.2.1.1
the Applicable Margin; and

11.2.1.2
the highest of the rates notified to

the Facility Agent by the relevant Lenders as
soon as practicable

and in any

event before interest is

due to be

paid in respect
of that Interest Period,

to be that which

expresses as a percentage

rate per annum
the

cost

to

those

Lenders

of

funding

their

participation

in

that

Loan

from
whatever source(s) they may reasonably select.
11.2.2
In

this

Agreement
Market

Disruption

Event

means,

in

relation

to

a

Senior

Term
Facility or the Senior RCF -
11.2.2.1
at or about noon

on the Quotation

Day for the

relevant Interest Period

the Screen
Rate is not

available and none

or only one

of the Reference

Banks supplies a

rate
to the Facility Agent to determine JIBAR for the relevant Interest Period;

or
11.2.2.2
before close of business in

Johannesburg on the

Quotation Day for the relevant
Interest

Period,

the

Facility

Agent

receives

notifications

from

one

or

more
Lenders whose

aggregate participations

in Loans

under the

applicable Facility
exceed 30

per cent.

of aggregate

principal amount

of Loans

outstanding under
that Senior Facility that -
11.2.2.2.1
the cost to them of funding their

participation in that Loan from whatever
source they may reasonably select would

be in excess of JIBAR

(provided
that

the

relevant

Lenders

must

first

consider

funding

available

in

the
Johannesburg

Interbank

Market

prior

to

considering

other

sources

of
funding);
11.2.2.2.2
the cost to

it or them

of obtaining matching

deposits in the

Johannesburg
interbank

market

would

be

in

excess

of

JIBAR

for

the

relevant

Interest
Period; or
11.2.2.2.3
matching

deposits

will

not

be

available

to

them

in

the

Johannesburg
interbank

market

in

the

ordinary

course

of

business

to

fund

their
participation in that Loan for the relevant Interest Period.
11.3
Alternative basis of interest or funding
11.3.1
Without prejudice to the generality

of clause
11.2 above
, if a Market Disruption

Event
occurs

and

the

Facility

Agent

or

the

Term/RCF

Borrower

so

requires,

the

Facility
Agent and

the Term/RCF

Borrower shall

enter into

negotiations (for

a period

of not
more than 30 days,

or such longer period

as the Facility Agent

may agree) with a

view
to agreeing a substitute basis for determining the rate of interest.

11.3.2
Any

alternative

basis

agreed

pursuant

to

clause
11.3.1

above

shall,

with

the

prior
consent of all the Lenders and the Term/RCF Borrower, be binding on all Parties.
11.4
Replacement of Screen Rate
11.4.1
If a

Screen Rate

Replacement Event has

occurred in

relation to

the Screen

Rate, the
Parties shall enter into negotiations in

good faith with a view to

agreeing the use of a
Replacement Benchmark in place of that Screen Rate.
11.4.2
Any amendment

or

waiver which

relates to

providing for

the

use of

a Replacement
Benchmark and -
11.4.2.1
aligning any provision of any Finance Document to

the use of that Replacement
Benchmark;
11.4.2.2
enabling that Replacement Benchmark to

be used for the

calculation of interest
under this Agreement (including, without limitation, any consequential changes required to enable

that Replacement Benchmark

to be used

for the purposes

of
this Agreement);
11.4.2.3
implementing market conventions applicable to that Replacement Benchmark;
11.4.2.4
providing

for

appropriate

fallback

(and

market

disruption)

provisions

for

that
Replacement Benchmark; or
11.4.2.5
adjusting the pricing to reduce

or eliminate, to the

extent reasonably practicable,
any

transfer

of

economic

value

from

one

Party

to

another

as

a

result

of

the
application of

that Replacement

Benchmark (and

if any

adjustment or

method
for

calculating

any

adjustment

has

been

formally

designated,

nominated

or
recommended

by

the

Relevant

Nominating

Body,

the

adjustment

shall

be
determined on the basis of that designation, nomination or recommendation), may be made with the consent of the Parties.
12
BREAK COSTS AND BREAK GAINS
12.1
Each

Borrower

shall, within

3

Business

Days

of

demand by

a

Finance Party,

pay to

that
Finance Party its Break Costs attributable to all or any part of a Loan or Unpaid Sum being repaid or

prepaid on

a day

other than

the last

day of

an Interest

Period for

that Loan

or Unpaid
Sum.

12.2
On the condition that no Event of Default

is then continuing, a Senior Term Facility Lender
or

Senior

RCF

Lender,

as

applicable,

shall,

within

10

Business

Days

of

demand

by

the
Term/RCF

Borrower,

pay

to

the

Term/RCF

Borrower

the

amount

of

any

Break

Gains
attributable

to

all

or

any

part

of

the

participation of

that

Senior

Term

Facility

Lender

or
Senior RCF Lender in a Loan being repaid or prepaid on a day other than the last day of an
Interest Period for that Loan.
12.3
Each Lender shall,

as soon as

reasonably practicable after

a demand by

the Facility Agent
(made

following

receipt

by

the

Facility

Agent

of

a

written

request

from

the

Term/RCF
Borrower to make

such demand),

provide a certificate

confirming the amount

of its

Break
Costs or Break Gains (as applicable) for any Interest Period in which they accrue.
13
FEES
13.1
Non-refundable Deal Structuring Fee
The Term/RCF

Borrower shall

pay to

each Original

Senior Lender

a non-refundable

deal
structuring fee in the amount and at the times agreed in a Fee Letter.
13.2
Commitment Fees
13.2.1
The

Term/RCF

Borrower

must

pay

to

the

Facility

Agent

(for

the

account

of

each
Senior

RCF

Lender

and

each

Senior

Term

Facility

Lender,

if

applicable)

a
commitment fee computed

at the

rate equal to

30% of the

applicable Margin

on that
Senior

Term

Facility

Lender's Available

Commitment

or

that

Senior

RCF

Lender's
Available

Commitment

(except

ignoring

for

the

purpose

of

determining

Available
Commitment

in

this

context

the

provisions

of

clause
2.1.13.2

of

clause
2.1.13
(Definitions))

under

the

applicable

Senior

Term

Facility

or

the

Senior

RCF

for

the
Availability Period applicable to that Senior Term Facility or the Senior RCF.
13.2.2
The accrued commitment fees accrue daily with effect from the Closing Date and are
payable on each Interest

Payment Date which

occurs during the

relevant period during
which commitment fees apply, on the last day of the relevant Availability Period and, if cancelled in

full, on the

cancelled amount of

the relevant Lender's

Commitment at
the time the cancellation is effective.
13.3
Agency fee
The Term/RCF Borrower shall pay to

the Facility Agent (for

its own account) an

agency fee
in the amount and at the times agreed in a Fee Letter.

13.4
Administration fee
The Term/RCF

Borrower shall pay

to TMF Corporate

Services (South Africa)

Proprietary
Limited the administration services fees in the amounts and at the times agreed in the letter by

TMF

Corporate

Services

(South

Africa)

Proprietary

Limited,

dated

24

June

2024

(as
amended from time to time, with the approval of the Facility Agent).
14
TAX GROSS-UP AND INDEMNITIES
14.1
Definitions
14.1.1
In this Agreement -
14.1.2
Protected Party

means a Finance Party which is or will be subject to any liability, or required to make any payment, for or on account of

Tax in relation

to a sum received
or receivable (or

any sum deemed

for the purposes

of Tax to be

received or receivable)
under a Finance Document;
14.1.3
Tax Credit

means a credit against, relief or remission for, or repayment of any Tax;
14.1.4
Tax

Deduction

means a

deduction or

withholding for

or

on account

of

Tax

from a
payment under a Finance Document, other than a FATCA

Deduction;
14.1.5
Tax Payment

means either

the increase in

a payment made

by an Obligor

to a Finance
Party under clause
14.2 below

or a payment under clause
14.3 below.
14.1.6
Unless a

contrary indication

appears, in

this clause
14

a reference

to
determines

or
determined

means

a

determination

made

in

the

absolute

discretion

of

the

person
making the determination.
14.2
Tax gross

-up
14.2.1
Each Obligor shall make

all payments to be

made by it free

and clear of and

without
any Tax Deduction, unless a Tax

Deduction is required by law.
14.2.2
The Term/RCF

Borrower shall promptly upon

becoming aware that an

Obligor must
make a

Tax

Deduction (or

that there

is any

change in

the rate

or the

basis of

a Tax
Deduction) notify the Facility Agent accordingly.

Similarly, a Lender shall

notify the
Facility Agent, as soon as reasonably practicable, on becoming so aware in respect of a payment payable

to that Lender. If

the Facility Agent

receives such notification

from
a Lender it shall notify the Term/RCF Borrower and that Obligor.

14.2.3
If a

Tax

Deduction is

required by

law to

be made

by an

Obligor,

the amount

of the
payment due from

that Obligor shall

be increased to

an amount which

(after making
any Tax

Deduction) leaves an

amount equal

to the

payment which would

have been
due if no Tax Deduction had been required.

14.2.4
If an Obligor

is required to

make a

Tax

Deduction, that Obligor

shall make that

Tax
Deduction and

any payment

required in connection

with that

Tax Deduction within

the
time allowed and in the minimum amount required by law.

14.2.5
Within

thirty

days

of

making

either

a

Tax

Deduction

or

any

payment

required

in
connection

with

that

Tax

Deduction,

the

Obligor

making

that

Tax

Deduction

shall
deliver to

the

Facility Agent

for the

Finance Party

entitled to

the payment

evidence
reasonably satisfactory to that Finance

Party that the Tax Deduction has been made or
(as applicable) any appropriate payment paid to the relevant taxing authority.
14.3
Tax indemnity
14.3.1
Each

Obligor

shall

(within

three

Business

Days

of

demand

by

the

Facility

Agent)
indemnify each Protected Party against, and shall

pay to a Protected Party an amount
equal to the loss, liability or cost which that Protected Party determines will be or has been (directly or indirectly) suffered for

or on account of Tax

by that Protected Party
in respect of a Finance Document.
14.3.2
Clause
14.3.1 above

shall not apply -
14.3.2.1
with respect to

any Tax

assessed on a

Finance Party -

(A) under the

law of the
jurisdiction

in

which

that

Finance

Party

is

incorporated

or,

if

different,

the
jurisdiction (or

jurisdictions) in

which that

Finance Party

is treated

as resident
for tax

purposes or

(B) under

the law

of the

jurisdiction in

which that

Finance
Party's facility office

is located in

respect of amounts

received or

receivable in
that jurisdiction, if

that Tax

is imposed on

or calculated by

reference to the

net
income

received

or

receivable

(but

not

any

sum

deemed

to

be

received

or
receivable) by that Finance Party;
14.3.2.2
to the extent a loss, liability or cost is compensated for by an increased payment
under clause
14.2

(Tax

gross-up) or relates

to a

FATCA

Deduction required to
be made by a Party.
14.3.3
A Protected

Party making,

or intending

to make

a claim

under clause
14.3.1 above
,
shall notify

the Facility

Agent as

soon as

reasonably practicable

of the

event which

will give,

or has

given, rise

to the

claim, following

which the

Facility Agent

shall notify
the Term/RCF Borrower or relevant Obligor of such claim.
14.3.4
A Protected

Party shall,

on receiving

a payment

from an

Obligor under

this clause
14.3
,
notify the Facility Agent.
14.4
Tax Credit
Subject to

clause
29

(Conduct of

Business by

the Finance

Parties), if

an Obligor

makes a
Tax Payment and the relevant Finance Party determines that -
14.4.1
a Tax Credit is attributable either to an increased payment of which that Tax Payment forms part, or to that Tax Payment; and

14.4.2
that Finance Party has obtained, utilised and retained that Tax Credit,

the Finance

Party shall

pay an

amount to

that Obligor,

as soon

as reasonably

practicable,
which that Finance Party determines will leave it (after that payment) in the same after-Tax position as it would have been in had the Tax Payment not been required to be made by the
Obligor.
14.5
Stamp taxes
Each Obligor shall

(within three Business

Days of demand)

indemnify each Finance

Party
against, and

shall pay

to the

relevant Finance

Party, any cost,

loss or

liability that

the relevant
Finance

Party

incurs

in

relation

to

all

stamp

duty,

registration

and

other

similar

Taxes
payable in respect of any Finance Document.
14.6
Value

added tax
14.6.1
All amounts

set out

or expressed

to be

payable under

a Finance

Document by

any Party
to a Finance Party which

(in whole or in part)

constitute the consideration

for a supply
or supplies for

VAT

purposes shall be

deemed to be

exclusive of any

VAT

which is
chargeable on

such supply

or supplies,

and accordingly, subject

to clause
14.6.2 below
,
if

VAT

is or

becomes chargeable

on any

supply made

by any

Finance Party

to any
Party under a Finance

Document, that Party shall

pay to the Finance Party

(in addition
to and at the same time as paying any other consideration for such supply) an amount equal to the

amount of such

VAT

(and such Finance

Party shall provide

an appropriate
VAT

invoice to such Party as soon as reasonably practicable).
14.6.2
If

VAT

is

or

becomes

chargeable

on

any

supply

made

by

any

Finance

Party

(the
Supplier ) to any other Finance Party (the Recipient ) under a Finance Document, and any Party other than the Recipient (the Subject Party ) is required by the terms of any
Finance Document to pay an amount equal to the consideration for such supply to the
Supplier

(rather

than

being

required

to

reimburse

the

Recipient

in

respect

of

that
consideration), such Party

shall also pay to

the Supplier (in addition

to and at the

same
time

as

paying

such

amount)

an

amount

equal

to

the

amount

of

such

VAT.

The
Recipient

will

promptly

pay

to

the

Subject

Party

an

amount

equal

to

any

credit

or
repayment

obtained

by

the

Recipient

from

the

relevant

tax

authority

which

the
Recipient reasonably determines is in respect of such VAT.
14.6.3
Notwithstanding anything to the contrary contained in

this clause
14.6

(Value

Added
Tax),

each Obligor

irrevocably and

unconditionally appoints

the

Facility Agent

and
each Lender as its representative

and agent to, in its

name place and stead, and

for and
on

its

behalf,

make

payment

of

all

expenses

referred

to

in

clause
18

(Costs

and
Expenses)

directly

to

such

third

parties

as

is

contemplated

in

clause
18

(Costs

and
Expenses), which

amounts shall

be immediately

due and

recoverable from

the relevant
Obligor on demand.
14.6.4
Where a

Finance Document requires

any Party

to reimburse

or indemnify

a Finance
Party for

any costs

or expenses, that

Party shall

reimburse or

indemnify (as

the case
may be) such

Finance Party

for the full

amount of

such cost or

expense, including

such
part thereof as represents VAT,

save to the extent that such

Finance Party reasonably
determines that

it is

entitled to

credit or repayment

in respect

of such

VAT

from the
relevant tax authority.
14.7
FATCA

Deduction

14.7.1
Each Party may make any

FATCA

Deduction it is required to

make by FATCA,

and
any

payment

required

in

connection

with

that

FATCA

Deduction,

and

no

Party

is
required

to

increase

any

payment

in

respect

of

which

it

makes

such

a

FATCA
Deduction

or

otherwise

compensate

the

recipient

of

the

payment

for

that

FATCA
Deduction.
14.7.2
Each Party must, promptly

on becoming aware

that it must

make a FATCA

Deduction
(or that there is any change in the rate or the basis of such FATCA

Deduction), notify
the Party

to whom

it is

making the

payment and,

in addition,

must notify

the Term/RCF
Borrower and

the Facility

Agent, and

the Facility

Agent must

promptly notify

the other
Finance Parties.

15
CHANGES IN COSTS
15.1
Increased costs
15.1.1
Subject

to

clause
15.3

below
,

the

Term/RCF

Borrower

shall,

within three

Business
Days of

a demand

by the

Facility Agent,

pay for

the account

of a

Finance Party

the
amount of any

Increased Costs incurred by

that Finance Party or

any of its

Affiliates
as a result of -
15.1.1.1
the introduction

of or

any change

in (or

in the

interpretation, administration or
application of) any law or regulation;
15.1.1.2
compliance with any law or regulation; or
15.1.1.3
compliance with

any aspect

of the

Consolidated Basel

Framework (including

any
national

regulation

which

implements

the

Consolidated

Basel

Framework)
whether implemented before or after the Signature Date,
including, without limitation, any

such law or regulation

(including the Consolidated
Basel

Framework)

concerning

capital

adequacy

requirements,

liquid

asset

holding
requirements, special deposit requirements, prudential limits, reserve assets or Tax.
15.1.2
In this Agreement -
15.1.3
Increased Costs

means -
15.1.3.1
a reduction in the

rate of return from

a Senior Facility or

on a Finance Party's

(or
its

Affiliate's)

overall

capital

(including,

without limitation,

as

a

result

of

any
reduction

in

the

rate of

return on

capital

brought about

by more

capital being
required to be allocated by such Finance Party);
15.1.3.2
an additional or increased cost; or
15.1.3.3
a reduction of any amount due and payable under any Finance Document, which is incurred

or suffered by

a Finance Party

or any of

its Affiliates to

the extent
that

it

is

attributable

to

that

Finance

Party

having

entered

into

its

Commitment

or
funding or performing its obligations under any Finance Document;
15.1.4
Basel IV

means papers prepared by the Basel Committee on

Banking Supervision (i)
in January 2016

entitled "Minimum Capital

Market Requirements",

(ii) in March

2016
entitled

"Revisions to

the Standardised

Approach for

credit

risk", (iii)

in

June 2016
entitled "Reducing variation in credit

risk-weighted assets – constraints on

the use of

internal model

approaches", and

(iv) all

other publications

considered part

of Basel

IV,
and in

each case,

as updated

from time

to

time, or

any rules,

regulations, guidance,
interpretations

or

directives

promulgated

or

issued

in

connection

therewith

by

any
bank regulatory

agency (whether

or not

having the

force of

law but

which are

generally
complied with);
15.1.5
Consolidated Basel Framework

means -
15.1.5.1
the

agreements

on

capital requirements,

leverage

ratio

and

liquidity

standards
contained in Basel III - A global

regulatory framework for more resilient banks
and

banking

systems,

Basel

III

-

International

framework

for

liquidity

risk
measurement,

standards and

monitoring

and Guidance

for

national

authorities
operating the

countercyclical capital

buffer published

by the

Basel Committee
on

Banking

Supervision

in

December

2010,

each

as

amended,

supplemented,
restated or reformed;
15.1.5.2
the

rules

for

global

systemically

important

banks

contained

in

Global
systemically important banks - assessment methodology and the additional loss
absorbency

requirement

-

Rules

text

published

by

the

Basel

Committee

on
Banking Supervision in November

2011, as amended, supplemented or

restated;
and
15.1.5.3
any

revised

principles

or

standards

published

by

the

Basel

Committee

on
Banking Supervision relating to any reforms of Basel III or other principles and standards

incorporated

into

the

consolidated

Basel

Framework

by

the

Basel
Committee

on

Banking

Supervision

relating

to

the

regulation,

supervision,
governance and risk management of the banking sector;

and
15.1.5.4
any other guidance,

standards or

directives published

by the

Basel Committee

on
Banking Supervision relating to Basel III,

the Basel III reforms or Basel IV;
15.2
Increased Cost claims
15.2.1
A Finance Party intending to make a claim

pursuant to clause
15.1 above

shall notify
the Facility Agent, as soon as reasonably possible after becoming aware of the claim,
of the

event giving rise

to the

claim, following which

the Facility

Agent shall notify
the Term/RCF Borrower as soon as reasonably practicable.
15.2.2
Each Finance Party shall, as soon as practicable after a demand by the Facility Agent, provide a

certificate confirming

the

amount of

its Increased

Costs and

setting out

a

calculation of

the amount

of its

Increased Cost

(without having

to provide

details of
the manner in which

any variable (including

any figure or data)

used in the calculation
of its Increased Cost was determined).
15.3
Exceptions
15.3.1
Clause
15.1

(Increased costs) does not apply to the extent any Increased Cost is -
15.3.1.1
attributable to a Tax Deduction required by law to be made by an Obligor;
15.3.1.2
compensated

for

by

clause
14.3

(Tax

indemnity)

(or

would

have

been
compensated for

under that

clause but

was not

so compensated

solely because
any of the exclusions in that clause applied);

15.3.1.3
attributable to the wilful breach by the relevant Finance Party or its Affiliates of any law or regulation; or

15.3.1.4
attributable to a FATCA

Deduction required to be made by a Party.
15.3.2
In this clause
15.3
, a reference to a Tax Deduction

has the same meaning

given to the
term in clause
14.1

(Definitions).
16
OTHER INDEMNITIES
16.1
Currency indemnity
16.1.1
If any sum due from an Obligor under the Finance Documents (a Sum ), or any order, judgment or award

given or made

in relation to

a Sum, has

to be converted

from the
currency (the First Currency
) in which

that Sum is

payable into

another currency

(the
Second Currency ) for the purpose of -
16.1.1.1
making or filing a claim or proof against that Obligor; or
16.1.1.2
obtaining or enforcing

an order,

judgment or award in

relation to any

litigation
or arbitration proceedings,
16.1.2
that Obligor

shall as

an independent

obligation, within

three Business

Days of

demand,
indemnify

each

Finance

Party

to

whom

that

Sum

is

due

against

any

cost,

loss

or
liability

arising

out

of

or

as

a

result

of

the

conversion

including

any

discrepancy
between (A)

the rate

of exchange

used to

convert that

Sum from

the First

Currency
into the Second Currency

and (B) the rate

or rates of exchange

available to that person
at the time of its receipt of that Sum.

16.1.3
Each Obligor waives

any right

it may have

in any

jurisdiction to

pay any amount

under
the

Finance Documents

in a

currency or

currency unit

other than

that in

which it

is
expressed to be payable.
16.2
Other indemnities
16.2.1
The Obligors

shall, within

three Business

Days of

demand, indemnify

each Finance
Party against, and shall pay to each Finance

Party, any properly evidenced cost or any
loss or

liability (other

than consequential

damages or

opportunity costs)

incurred by
that Finance Party as a result of -
16.2.1.1
the occurrence of any Default;
16.2.1.2
any

information

produced

or

approved

by

Holdco

or

any

member

of

the
Covenant

Group

under

or

in

connection

with

the

Finance

Documents

being
misleading or deceptive in any respect;
16.2.1.3
any enquiry, investigation, subpoena (or similar order) or litigation with respect to

any

Obligor

or

other

Security

Provider,

or

with

respect

to

the

transactions
contemplated or financed under this Agreement;
16.2.1.4
a failure by an Obligor or

other Security Provider to pay any amount

due under
a Finance Document on its due date;
16.2.1.5
funding, or

making arrangements to

fund, its

participation in

a Loan

requested
by a Borrower in a

Utilisation Request but not made by reason

of the operation
of any one or more of the provisions of this Agreement (other than by reason of gross negligence or wilful default of that Finance Party alone); or
16.2.1.6
a Loan (or part of a

Loan) not being prepaid in

accordance with the terms of

this
Agreement.
16.2.2
Each Obligor’s liability in each case includes any loss

or expense on account of funds
borrowed, contracted

for or

utilised to

fund any

amount payable

under any

Finance
Document or any Loan.
16.3
Indemnity to the Facility Agent
16.3.1
Each

Obligor

hereby

indemnifies

the

Facility

Agent

against,

and

shall

pay

to

the
Facility Agent within three Business Days of

demand, any cost, loss or liability (other

than consequential damages or

opportunity costs) incurred by the

Facility Agent as a
result of -
16.3.1.1
investigating or

taking any

other action

in connection

with any

event which

it
reasonably believes is a Default; or
16.3.1.2
acting

or

relying

on

any

notice,

request

or

instruction

which

it

reasonably
believes to be genuine, correct and appropriately authorised.
16.3.2
Each

Obligor

hereby

indemnifies

the

Facility

Agent

against,

and

shall

pay

to

the
Facility

Agent

within

three

Business

Days

of

demand,

any

cost,

loss

or

liability
incurred by the Facility Agent as a result of -
16.3.2.1
the taking,

holding, protection

or enforcement

of any

Transaction

Security (or
giving any instructions to the Debt Guarantor in this regard);
16.3.2.2
any default by an

Obligor in the

performance of any

of the obligations

expressed
to be assumed by it under the Finance Documents; or
16.3.2.3
the performance of its

functions or the exercise

of the rights, powers,

discretions
and remedies vested in

the Facility Agent, in

its capacity as such,

by the Finance
Documents or by

law, except for any such

cost, loss or

liability arising as

a result
of the gross negligence or wilful default of the Facility Agent.
16.3.3
The Term/RCF Borrower shall reimburse to the

Facility Agent all such out-of-pocket
expenses actually and

reasonably incurred and properly

evidenced within 5 Business
Days of

the Facility

Agent presenting the

Term/RCF

Borrower with

a tax

invoice in
respect thereof.
16.4
Indemnity to the Debt Guarantor
Each Obligor hereby

indemnifies the Debt

Guarantor against, and

shall pay

to the

Facility
Agent for

the account

of the

Debt Guarantor,

on demand,

any cost,

loss or

liability (other
than consequential damages

or opportunity costs) incurred

by the Debt Guarantor

as a result
of -
16.4.1
acting or relying on

any notice, request or instruction

which it reasonably believes to
be

genuine,

correct

and

appropriately

authorised

(other

than

by

reason

of

gross
negligence or wilful default of the Debt Guarantor);
16.4.2
the taking, holding or enforcement of any Transaction Security;

16.4.3
the performance

of its

functions or

the exercise

of the rights,

in its

capacity as

such,
under the

Finance Documents,

except for

any such

cost, loss

or liability

arising as

a
result of the gross negligence or wilful default of the Debt Guarantor;
16.4.4
any breach by an Obligor of its obligations under the Finance Documents.
17
MITIGATION BY THE LENDERS
17.1
Mitigation
17.1.1
Each

Finance

Party

shall,

in

consultation

with

the

Term/RCF

Borrower,

take

all
reasonable steps to mitigate any circumstances which arise and which would result in any amount becoming

payable under or

pursuant to, or

cancelled pursuant to,

any of
clause
8.1

(Mandatory

prepayment

-

Illegality),

clause
14

(Tax

Gross-up

and
Indemnities) or clause
15

(Changes in Costs).
17.1.2
Clause
17.1.1 above

does not

in any

way limit

the obligations

of any

Obligor under
the Finance Documents.
17.2
Limitation of liability
17.2.1
The

Term/RCF

Borrower

hereby

indemnifies

each

Finance

Party

against,

and
undertakes to pay to it on demand, all

costs and expenses reasonably incurred by that
Finance Party as a result of steps taken by it under clause
17.1 above.
17.2.2
A

Finance

Party

is

not

obliged

to

take

any

steps

under clause
17.1

above

if,

in

the
opinion of that Finance Party (acting reasonably) -
17.2.2.1
any law or regulation would not allow or permit it; or
17.2.2.2
to do so might be prejudicial to it.

18
COSTS AND EXPENSES
18.1
Transaction expenses
18.1.1
The Term/RCF Borrower

shall promptly

on demand

pay the

Facility Agent

the amount
of all

costs and

expenses (including

legal fees)

incurred by

it in

connection with

the
negotiation, preparation, printing and execution of -
18.1.1.1
this Agreement, the other Finance

Documents and any other documents

referred
to in this Agreement (including all costs of

registering or perfecting Transaction
Security); and

18.1.1.2
any Finance Documents executed after the Signature Date.
18.1.2
For

the

avoidance

of

doubt

the

Term/RCF

Borrower

will

be

liable

for

the

costs
contemplated in

clause
8.1.1

notwithstanding that

this Agreement

or any

other Finance
Documents are not executed or if the Facilities are not advanced or are withdrawn.
18.2
Amendment costs
18.2.1
If

an

Obligor

requests

an

amendment,

waiver

or

consent,

the

Term/RCF

Borrower
shall,

within three

Business Days

of

demand, reimburse

each

Finance

Party for

the
amount of all costs and expenses (including legal fees) incurred by that Finance Party in relation to any such requested amendment, waiver or consent.
18.2.2
If there is any

change in law or any

regulation which requires an amendment, waiver
or consent under the Finance Documents, the Term/RCF Borrower shall, within three
Business Days

of demand,

reimburse each

Finance Party

for the

amount of

all costs
and expenses (including legal fees) incurred by that Finance Party in connection with any such required amendment, waiver or consent.
18.3
Enforcement costs
The Term/RCF Borrower shall, within three Business

Days of demand, pay to each

Finance
Party

the

amount

of

all

costs

and

expenses (including

legal

fees

on

the

scale as

between
attorney and own client whether

incurred before or after judgment)

incurred by that Finance
Party in

connection with

the enforcement

of, or

the preservation

of any

rights under,

any
Finance Document.
19
GUARANTEE AND INDEMNITY
19.1
Guarantee and indemnity
Each Guarantor irrevocably and unconditionally

jointly and severally, as a principal obligor
and not merely as a surety and on the basis of discrete obligations enforceable against it -

19.1.1
guarantees to

each Finance

Party punctual

performance by

each other

Obligor of

all
that Obligor's obligations under the Finance Documents;

19.1.2
undertakes with

each Finance

Party that

whenever an

Obligor does

not pay

any amount
when

due under

or

in

connection with

any Finance

Document, that

Guarantor shall
immediately on demand pay that amount as if it were the principal obligor;

and

19.1.3
agrees with

each Finance Party

that if

any obligation guaranteed

by it

is or

becomes
unenforceable,

invalid

or

illegal,

it

will,

as

an

independent

and

primary

obligation,
indemnify that Finance

Party immediately

on demand against

any cost, loss

or liability
it incurs

as a

result of

an Obligor

not paying

any amount

which would,

but for

such
unenforceability,

invalidity or

illegality,

have been

payable by

it under

any Finance
Document

on

the

date

when

it

would

have

been

due.

The

amount

payable

by

a
Guarantor under this indemnity

will not exceed the

amount it would have

had to pay
under

this

clause
19

if

the

amount

claimed

had

been

recoverable

on

the

basis

of

a
guarantee.
19.2
Continuing guarantee
This

guarantee is

a continuing

guarantee and

will extend

to

the ultimate

balance of

sums
payable

by

any

Obligor

under

the

Finance

Documents,

regardless

of

any

intermediate
payment or discharge in whole or in part.
19.3
Reinstatement
If any payment by

an Obligor or any

discharge, release or arrangement given

by a Finance
Party

(whether

in

respect

of

the

obligations

of

any

Obligor

or

any

security

for

those
obligations or

otherwise) is

avoided or

reduced for

any reason

(including, without

limitation,
as a result

of insolvency, business rescue

proceedings, liquidation, winding-up

or otherwise)
-
19.3.1
the liability of each Obligor shall continue as

if the payment, discharge, avoidance or
reduction had not occurred; and
19.3.2
each Finance Party shall be entitled to recover the value

or amount of that security or
payment from each Obligor, as if the payment, discharge,

avoidance or reduction had
not occurred.
19.4
Waiver of defences
The

obligations

of

each

Guarantor

under

this

clause
19

will

not

be

affected

by

an

act,
omission, matter or thing which, but for this

clause, would reduce, release or prejudice any
of its obligations under this clause
19

(without limitation and whether or not known to it or
any Finance Party) including -
19.4.1
any

time,

waiver

or

consent

granted

to,

or

composition

with,

any

Obligor

or

other
person;

19.4.2
the release

of any

other Obligor

or any

other person

under the

terms of

any composition
or arrangement with any creditor of any member of the Covenant Group;

19.4.3
the

taking,

variation,

compromise,

exchange,

renewal

or

release

of,

or

refusal

or
neglect

to

perfect,

execute,

take

up

or

enforce,

any

rights

against,

or

security

over
assets of,

any Obligor

or other

person or

any non-presentation

or non-observance of
any formality or

other requirement

in respect of

any instrument

or any

failure to

realise
the full value of any security;
19.4.4
any

incapacity

or

lack

of

power,

authority

or

legal

personality

of

or

dissolution

or
change in the members or status of an Obligor or any other person;
19.4.5
any amendment, novation, supplement, extension, restatement (however fundamental and whether

or not

more onerous)

or replacement

of any

Finance Document

or any
other document or security including without limitation any change in the purpose of,
any extension

of or

any increase

in any

facility or

the addition

of any

new facility

under
any Finance Document or other document or security;
19.4.6
any unenforceability, illegality, invalidity, suspension

or cancellation

of any

obligation
of

any

person

under

this

Agreement

or

any

other

Finance

Document

or

any

other
document or security;
19.4.7
any

insolvency,

liquidation,

winding-up,

business

rescue

or

similar

proceedings
(including, but not limited to, receipt of any distribution made under or in connection
with those proceedings);
19.4.8
this

Agreement

or

any

other

Finance

Document

not

being

executed

by

or

binding
against any other Guarantor or any other party; or
19.4.9
any other fact or

circumstance arising on which a

Guarantor might otherwise be able
to rely on a defence based on prejudice, waiver or estoppel.
19.5
Guarantor intent
Without

prejudice

to

the

generality

of

clause
19.4

(Waiver

of

defences),

each

Guarantor
expressly confirms that

it intends that

this guarantee shall

extend from time

to time to

any
(however fundamental) variation, increase,

extension or addition of or

to any of the Finance
Documents

and/or

any

facility

or

amount

made

available

under

any

of

the

Finance
Documents

for

the

purposes

of

or

in

connection

with

any

of

the

following

-

business
acquisitions of any nature; increasing working capital; enabling investor distributions to be
made;

carrying

out

restructurings;

refinancing

existing

facilities;

refinancing

any

other

indebtedness; making facilities available

to new borrowers; any other

variation or extension
of the purposes for which any such

facility or amount might be made

available from time to
time; and any fees, costs and/or expenses associated with any of the foregoing.
19.6
Immediate recourse
Each Guarantor

waives any

right it

may have

of first

requiring any

Finance Party

(or any
trustee or

agent on

its behalf)

to proceed

against or

enforce any

other rights

or security

or
claim payment from

any person before

claiming from that

Guarantor under this

clause
19
.
This waiver applies irrespective

of any law or

any provision of a

Finance Document to the
contrary.
19.7
Deferral of Guarantors' rights
19.7.1
Until

all

amounts

which

may

be

or

become

payable

by

the

Obligors

under

or

in
connection with the Finance Documents have been irrevocably paid in full and unless
the

Facility Agent

otherwise directs,

no Guarantor

will exercise

any rights

which it
may

have

by

reason

of

performance

by

it

of

its

obligations

under

the

Finance
Documents or by

reason of any

amount being payable,

or liability arising,

under this
clause
19

-
19.7.1.1
to be indemnified by an Obligor;
19.7.1.2
to claim any contribution from any other

guarantor of or provider of security

for
any Obligor's obligations under the Finance Documents;
19.7.1.3
to

take

the

benefit

(in

whole

or

in

part

and

whether

by

way

of

subrogation,
cession

of

action

or

otherwise) of

any

rights

of

the

Finance

Parties

under

the
Finance Documents or

of any other

guarantee or security

taken pursuant to,

or in
connection with, the Finance Documents by any Finance Party;
19.7.1.4
to bring

legal or

other proceedings

for an

order requiring

any Obligor

to make
any payment, or perform any obligation,

in respect of which any

Guarantor has
given a

guarantee, undertaking or

indemnity under

clause
19.1

(Guarantee and
indemnity);
19.7.1.5
to exercise any right of set-off against any Obligor; and/or
19.7.1.6
to

claim,

rank,

prove

or

vote

as

a

creditor

or

shareholder

of

any

Obligor

in
competition with any Finance Party.

19.7.2
If a Guarantor receives any benefit, payment or

distribution in relation to such rights,
it shall hold that

benefit, payment or distribution to

the extent necessary to enable

all
amounts which

may be

or become

payable to

the Finance

Parties by

the Obligors

under
or

in

connection

with

the

Finance

Documents

to

be

repaid

in

full

on

trust

for,

or
otherwise for the benefit of, the Finance Parties and shall promptly pay or transfer the
same

to

the

Facility

Agent

or

as

the

Facility

Agent

may

direct

for

application

in
accordance with clause
31

(Payment Mechanics).
19.8
Release of Guarantors' right of contribution
If any Guarantor

(a
Retiring Guarantor
) ceases to

be a Guarantor

in accordance with

the
terms

of

this

Agreement

for

the

purpose

of

any

sale

or

other

disposal

of

that

Retiring
Guarantor then on the date such Retiring Guarantor ceases to be a Guarantor -
19.8.1
that Retiring

Guarantor is

automatically released

by each

other Guarantor

from any
liability (whether past,

present or future

and whether actual

or contingent) to

make a
contribution to any other Guarantor

arising by reason of the performance

by any other
Guarantor of its obligations under the Finance Documents; and
19.8.2
each other Guarantor

waives any rights

it may have

by reason of

the performance of
its obligations

under the

Finance Documents

to take

the benefit

(in whole

or in

part
and whether by

way of subrogation,

cession of action

or otherwise) of

any rights of

the
Finance Parties under any

Finance Document or of

any other security taken

pursuant
to,

or

in

connection

with,

any

Finance

Document

where

such

rights

or

security are
granted by or in relation to the assets of the Retiring Guarantor.
19.9
Additional security
This guarantee is in addition

to and is not

in any way prejudiced by

any other guarantee or
security now or subsequently

held by any Finance

Party (which a Finance

Party may release
as it sees fit, without prejudice to its rights hereunder).
20
REPRESENTATIONS
Each Obligor makes

the representations and

warranties set out

in this

clause
20

to each Finance
Party on the Signature Date. A reference in this clause to "it" or "its" includes, unless the context
otherwise requires, each

Obligor. Any reference to

a member of

the Covenant Group

in this clause
20

shall be deemed to exclude a reference to any Excluded Subsidiary, save in relation to clauses
20.1
,
20.2
,
20.4
,
20.12
,
20.17
,
20.18

and
20.29
.

The

Finance

Parties

enter

into

the

Finance
Documents

to

which

they

are

party

on

the

strength

of

and

relying

on

the

representations

and
warranties set out in this

clause
20
, each of which is

a separate representation and

warranty, given

without

prejudice

to

any

other

representation

or

warranty

and

is

deemed

to

be

a

material
representation or warranty

(as applicable) inducing

the Finance

Parties to enter

into the

Finance
Documents.
20.1
Status
20.1.1
It is a limited liability company or corporation, duly incorporated and validly existing under the laws of its jurisdiction of incorporation or formation.
20.1.2
It and each

of its Subsidiaries

(save for CPS

and its Subsidiaries)

has the power

to own
its assets and carry on its business as it is being conducted.
20.2
Capacity, power and authority
20.2.1
It

has

the

legal

capacity

and

power

to

enter

into

and

perform,

and

has

taken

all
necessary

action

to

authorise

the

entry

into

and

performance

of,

the

Finance
Documents to which it

is or will be a

party and the transactions

contemplated by those
Finance Documents.
20.2.2
No limit on its powers will be exceeded as a result of the borrowing, grant of security
or

giving

of

guarantees

or

indemnities

contemplated

by

the

Finance

Documents

to
which it is a party.
20.3
Binding obligations
20.3.1
The obligations expressed to be

assumed by it in

each Finance Document to which it
is a party

are legal, valid,

binding and

enforceable obligations

enforceable against

such
Obligor in accordance with its respective terms.
20.3.2
Each Finance Document to

which it is a party

is in the proper

form for its enforcement
in the jurisdiction of its incorporation or formation.
20.4
Non-conflict with other obligations
The entry into and performance by it

of, and the transactions contemplated by,

the Finance
Documents to which it is a

party and the establishment of Transaction

Security pursuant to
the Security Documents to which it is a party, do not and will not conflict with -
20.4.1
any law or regulation applicable to it;
20.4.2
its or any of its Subsidiaries' constitutional documents; or

20.4.3
any agreement or instrument binding upon it or any of its Subsidiaries or any of its or any

of

its

Subsidiaries'

assets

or

constitute a

default

or

termination

event

(however
described) under any such agreement or instrument.
20.5
Authorisations
All authorisations required -
20.5.1
to enable

it lawfully

to enter

into, exercise

its rights

and comply

with its

obligations
under the Finance Documents to which it is a party;

20.5.2
to

make the

Finance Documents

to

which it

is a

party admissible

in

evidence in

its
jurisdiction of incorporation or formation; and
20.5.3
for it and those of its Subsidiaries which are members

of the Covenant Group to carry
on their

respective businesses

in the

ordinary course

and in

all material

respects as

they
are being conducted,
have been obtained or effected and are in full force and effect.
20.6
No default
20.6.1
No Event

of Default

and, on

the Signature

Date, the

Closing Date,

the date

of each
Utilisation Request

and each

Utilisation Date,

no Default

is continuing

or is

reasonably
likely to result

from the making

of any Utilisation

or the entry

into, the performance
of, or any transaction contemplated by, any Finance Document to which it is a party.
20.6.2
No other event or circumstance

is outstanding which constitutes (or

with the expiry of
a grace period, the giving of notice, the making

of any determination, the satisfaction
of

any

other

applicable

condition

or

any

combination

of

the

foregoing,

would
constitute) a default or termination event (however described) or an event resulting in an

obligation

to

create

security,

under

any

other

agreement

or

instrument

which

is
binding on it or any

of its Subsidiaries which are members of

the Covenant Group or
to which

its (or

any of

its Subsidiaries'

which are

members of

the Covenant

Group)
assets are subject,

to an extent or

in a manner which

has or is reasonably

likely to have
a Material Adverse Effect.
20.7
Financial statements
Its audited financial statements most recently delivered to the Facility

Agent -

20.7.1
have been

prepared in

accordance with

IFRS in

relation to

the Covenant

Group and
GAAP in relation to Holdco,

consistently applied; and
20.7.2
give a true

and fair view

of its financial

condition (consolidated,

if applicable) as

at the
date to which they were drawn up,
except, in each

case, as disclosed to

the contrary in

those financial statements or

as set out
in Annexure K (Disclosure Schedule).
20.8
Material adverse change
There

has

been

no

material

adverse

change

in

the

business

or

financial

condition

of

any
Obligor, or the business

or consolidated financial

condition of the

Covenant Group since

the
date to which the most recent audited financial statements

(including management accounts
and/or

SEC

Form)

delivered

to

the

Facility

Agent

pursuant

to

clause
21.1

(Financial
statements) were drawn up.
20.9
Assets
20.9.1
It and each of its Subsidiaries which are

members of the Covenant Group owns or

has
leased

or

licenced

to

it,

and

has

all

authorisations required

under

applicable

law or
regulations to use, the

assets necessary to carry

on its business as

presently conducted.
20.9.2
It is

the sole

legal and

beneficial owner

of the

shares and

other assets

which are

the
subject matter of the Security Documents to which it is a party.
20.10
Financial Indebtedness and Security
20.10.1
No

member

of

the

Covenant

Group

or

Holdco

has

any

Financial

Indebtedness
outstanding other

than Financial

Indebtedness which

constitutes Permitted

Financial
Indebtedness.
20.10.2
No

Security

exists

over

the

whole

or

any

part

of

the

assets

of

any

member

of

the
Covenant

Group

or

Holdco,

other

than

Security

which

constitutes

a

Permitted
Encumbrance.
20.10.3
Subject

to

filing

and

registration

required

by

law

(where

applicable)

with

the
appropriate statutory

public register,

each

Security Document

to

which it

is

a

party
creates the security interests which it

purports to create, and the

Transaction Security
so established -
20.10.3.1
is valid and effective;

20.10.3.2
constitutes first

priority Security

of the

type described, over

the assets

referred
to, in

the relevant

Security Document

and those

assets are

not subject

to any

prior
or pari passu

Security in favour of any other person; and
20.10.3.3
is

not

subject

to

avoidance

in

the

event

of

any

winding-up,

dissolution

or
administration involving any Obligor.
20.11
Ranking
20.11.1
Its payment obligations

under the Finance

Documents rank at

least
pari passu

with the
claims of all

its other unsecured

and unsubordinated creditors, except

for obligations
mandatorily preferred by law applying to companies generally.
20.11.2
The

Transaction

Security

has

or,

upon

the

registration

thereof

with

any

applicable
statutory public

registry (if

required under

applicable law),

will have

the ranking

in
priority which it

is expressed to

have in the

Transaction Security Documents

in respect
of the assets of the Obligors which are the subject matter thereof, and those assets are not subject to any prior ranking or pari passu

ranking Security.
20.12
Information
20.12.1
As at

the Signature

Date, the

Closing Date,

the date

of each

Utilisation Request and
each

Utilisation

Date,

all

forecasts

and

projections

contained

in

any

information
supplied

by or

on

behalf of

Holdco, any

other Obligor

or

any other

member

of

the
Covenant

Group

to

the

Facility

Agent

or

any

other

Finance

Party

under

or

in
connection with

the Finance

Documents were

prepared on

the basis

of recent

historical
information and assumptions which were

fair and reasonable at that date

and were not
misleading in any respect.
20.12.2
All other

information supplied

by or

on behalf

of Holdco,

any other

Obligor or

any
other member of the Covenant Group

to the Facility Agent or any other

Finance Party
under or in connection with the

Finance Documents is true, complete and accurate

in
all material respects as at the date it was given and is not misleading in any respect.
20.12.3
No information has been given or withheld by any Obligor which, if disclosed, might result in the information

or projections referred

to above being untrue

or misleading in
any respect.
20.13
Group Structure Chart

As at

the Signature

Date, the

Closing Date,

the date

of each

Utilisation Request

and each
Utilisation Date, the Group

Structure Chart is true,

complete and accurate

in all respects and
shows the following information -
20.13.1
Holdco

and

each

member

of

the

Group,

including

current

name

and

company
registration

number,

its

jurisdiction

of

incorporation

or

formation

and/or

its
jurisdiction of establishment,

a list of direct

and indirect shareholders

and indicating if
a company is a Dormant Subsidiary or is not a company with limited liability;

and
20.13.2
all minority interests in any member of the

Covenant Group and any person in which
any

member

of

the

Covenant

Group

holds

shares

in

its

issued

share

capital

or
equivalent ownership interest of such person.
20.14
Ownership of securities
20.14.1
All securities in

the issued capital

of each Guarantor

(other than Holdco)

are owned,
directly

or

indirectly,

legally

and

beneficially,

by

the

Term/RCF

Borrower

unless
otherwise specified in the Group Structure Chart.
20.14.2
Holdco directly owns, legally

and beneficially, 100% of the issued share

capital of the
Term/RCF Borrower.
20.14.3
There are no agreements in force which provide for the issue or allotment of, or grant any person the right to

call for the issue

or allotment of, any share, debenture

or loan
capital of

any member

of the

Covenant Group

(including any

option or

right of

pre-
emption or conversion).
20.14.4
No person has

a right to

obtain an order

for the rectification of

the securities register
of a member of the Covenant Group.
20.14.5
The shares of

any member

of the Covenant

Group which

are subject to

the Transaction
Security are fully paid and not subject to any option to purchase or similar rights.
20.14.6
As at

the Signature

Date, the

Closing Date,

the date

of each

Utilisation Request and
each

Utilisation

Date,

the

constitutional

documents

of

companies

whose

shares

are
subject to the

Transaction Security do

not restrict

or inhibit

any transfer

of those shares
(whether pursuant

to a

right

of pre-emption

in favour

of any

party or

otherwise) on
creation or enforcement

of the Transaction

Security (or if any

such restriction exists,
all

applicable consents,

waivers or

resolutions by

shareholders and

directors for

the
purposes of

authorising such

a transfer

have been

obtained and

are in

full force

and
effect).

20.15
Other documents
20.15.1
As at

the Signature

Date, the

Closing Date,

the date

of each

Utilisation Request and
each Utilisation Date,

the documents delivered

to the Facility Agent

by or on behalf

of
any Obligor under clause
5.1

(Initial conditions precedent) are

genuine (or, in the case
of

copy

documents,

are

true,

complete

and

accurate

copies

of

originals

which

are
genuine), are up-to-date and in full force and effect (or if a copy, the original is up-to-
date and in full force and effect) and have not been amended.
20.15.2
As at

the date

of their

delivery,

the documents delivered

to the

Facility Agent under
this Agreement by or on behalf of any Obligor after the Closing Date are genuine (or, in

the

case

of

copy

documents,

are

true,

complete

and

accurate

copies

of

originals
which are

genuine), are

up-to-date and

in full

force and

effect (or, if

a copy, the

original
is up-to-date and in full force and effect) and have not been amended.
20.16
No proceedings pending or threatened
As at the Signature Date, the Closing Date and the first Utilisation Date only-
20.16.1
except

as

disclosed in

Annexure K

(Disclosure Schedule),

no

litigation,

arbitration,
expert determination,

alternative dispute

resolution or

administrative proceedings

of
or before any court, arbitral body, expert or agency are

current, pending or, to the best
of its knowledge, threatened against any member of the Covenant Group or Holdco;

20.16.2
no dispute with any regulatory authority which is the subject of any administrative or
statutory proceedings

of or

before any

court or

agency is

current, pending

or,

to the
best

of

its

knowledge,

threatened

against

any

member

of

the

Covenant

Group

or
Holdco;
20.16.3
no labour disputes are current

or, to the best of its knowledge and belief

(having made
due and

careful enquiry),

threatened against

any member

of the

Covenant Group

or
Holdco which

have or

might reasonably

be expected

to have

a Material

Adverse Effect.
20.17
No breach of laws

20.17.1
It has

not (and none

of its Subsidiaries

has) breached any

law or

regulation which is
material to the conduct of its business.
20.17.2
Each member of

the Covenant Group

which is required

to comply with

the National
Credit Act, No 34 of 2005 complies in all respects with that legislation.

20.18
Environmental matters
20.18.1
Each member

of the

Group is

in compliance

with clause
23.19

(Environmental

matters)
and

no

circumstances

have

occurred

which

would

prevent

such

compliance,

in

a
manner

or

to

an

extent

which

has

or

might

reasonably

be

expected

to

(a)

have

a
Material Adverse Effect, or (b) result in a financial liability for any Finance Party.
20.18.2
All Environmental Permits required

for it and

its Subsidiaries which

are members of
the

Group

to

carry

on

their

respective

businesses

in

the

ordinary

course

have

been
obtained or effected and are in full force and effect.
20.18.3
No

Environmental Claim

has

been commenced,

is

outstanding or

(to the

best of

its
knowledge and

belief (having

made due

and careful

enquiry)) is

threatened against

any
member

of

the

Group

where

that

claim

has

or

might

reasonably

be

expected,

if
determined against that member of the Group, to have a Material Adverse

Effect.
20.18.4
There are

no Environmental

Matters which

might reasonably

be expected

to have

a
material

negative

impact

on

the

financial

or

trading

position

of

any

member

of

the
Group.
20.18.5
Holdco and each

other member of

the Group has

produced and provided

to the Facility
Agent all materially relevant reports and information on Environmental

Matters.
20.18.6
Holdco

has

provided

to

the

Facility

Agent

all

materially

relevant

reports

and
information

on

Environmental

Matters

relating

to

members

of

the

Group

promptly
upon receiving the same
20.19
Insurance
20.19.1
As at

the Signature

Date, the

Closing Date,

the date

of each

Utilisation Request and
each Utilisation Date, there is no outstanding insured loss or liability incurred by it or any member of the Group.
20.19.2
There

has

been

no

non-disclosure,

misrepresentation

or

breach

of

any

term

of

any
material Insurance

taken out

by it

or any

member of

the Group

which would

entitle
any insurer of that insurance to

repudiate, rescind or cancel it or to

treat it as avoided
in whole or in part, or otherwise decline any

valid claim under it by or on

behalf of it
or any member of the Group.
20.20
Intellectual Property Rights

20.20.1
It and each of its Subsidiaries which are members of the Covenant Group -
20.20.1.1
is

the

sole

legal

and

beneficial

owner

of,

or

has

licenced

to

it

on

normal
commercial terms, all the Intellectual Property

Rights which are material in

the
conduct

of

its

business

and

which

are

required

by

it

in

order

to

carry

on

its
business in all material respects as it is being conducted;
20.20.1.2
has taken all

formal or procedural actions

(including payment of

fees) required
to maintain those Intellectual Property Rights; and

20.20.1.3
does not, in carrying on its business,

infringe any Intellectual Property Rights

of
any third party in any respect which has a Material Adverse Effect.
20.20.2
As at

the Signature Date,

the Closing Date.

The date of

each utilisation Request

and
each Utilisation

Date, none

of those Intellectual

Property Rights

is being

infringed, nor
(to

the

best

of

its

knowledge)

is

there

any

threatened

infringement

of

any

of

those
Intellectual Property Rights, in any respect.
20.21
Insolvency and Financial Distress
20.21.1
As at

the Signature

Date, the

Closing Date,

the date

of each

Utilisation Request and
each Utilisation Date, no -
20.21.1.1
corporate action, legal proceeding or other

procedure or step described in clause
24.7

(Insolvency and business rescue proceedings); or
20.21.1.2
creditors' process described in clause
24.8

(Creditors' process),
has been

taken or

threatened in

relation to

it or

any other

member of

the Group

and
none of

the circumstances

described in

clause
24.6

(Insolvency) applies

to it

or any
other member of the Group.
20.21.2
As at

the Signature

Date, the

Closing Date,

the date

of each

Utilisation Request and
each Utilisation Date,

neither it nor

any member of

the Group is

Financially Distressed
(as defined in the Companies Act).
20.22
Taxes
20.22.1
It and each

of its Subsidiaries

which are members of

the Group is

not overdue in

the
filing of any Tax

returns (save as set

out in Annexure K (Disclosure

Schedule))

or in
the payment of any Tax (taking into account

any extensions granted by any

applicable
Tax authority for the filing of such returns) unless and only to the extent that -

20.22.1.1
such payment is being contested in good faith;
20.22.1.2
the amount under dispute

is not in excess of 2%

of the Consolidated EBITDA

in
aggregate (calculated with reference to Holdco's most recently delivered annual financial statements);
20.22.1.3
adequate reserves are being

maintained for those Taxes and the costs required

to
contest them which have been disclosed in its latest financial statements;

and
20.22.1.4
such payment can be lawfully withheld.
20.22.2
As at

the Signature

Date, the

Closing Date,

the date

of each

Utilisation Request and
each Utilisation

Date, no

claims or

investigations by

any Tax

authority are

being or
are reasonably likely to

be made or conducted

against it which

are reasonably likely

to
result in a liability

of or claim against

any member of the

Group to pay any

amount of,
or

in

respect

of,

Tax

of

more

than

2%

in

aggregate

of

Consolidated

EBITDA
(calculated

with

reference

to

Holdco's

most

recently

delivered

annual

financial
statements).
20.22.3
It is resident for Tax purposes only in its jurisdiction of incorporation or formation.
20.22.4
As at

the Signature

Date, the

Closing Date,

the date

of each

Utilisation Request and
each Utilisation Date it

is not required

to make any deduction

for or on account

of Tax
from any payment it may make under any Finance Document.
20.23
No filing or stamp taxes
Under the

law of

its jurisdiction

of incorporation

or formation

it is

not necessary

that the
Finance Documents be

filed, recorded or

enrolled with any

court or other

authority in that
jurisdiction or that

any stamp, registration

or similar tax

(other than any

securities transfer
tax

payable

on

any

share

transaction

or

fees

payable

at

the

applicable

public

registry

(if
required in respect

of the applicable

Security Document under

applicable law)) be

paid on
or in relation

to those Finance

Documents or

the transactions contemplated

by those Finance
Documents.
20.24
Material Agreements
20.24.1
Each Material Agreement

to which a

member of the

Covenant Group is

a party validly
exists and is in full force and effect and no event or circumstance is continuing which constitutes

a

breach

or

default

under,

and

which

entitles

another

party

to

call

for

a
termination of, any Material Agreement which is binding on the Term/RCF Borrower or any members of the Covenant Group or to which its (or its Subsidiaries’ which are members of the Covenant Group) assets are subject.
20.24.2
No member

of the

Covenant Group

is in

breach of

any of

its obligations

under any
Material Agreement.
20.24.3
There

is

no

dispute

between

the

parties

to

any

Material

Agreement

to

which

any
member of

the Covenant

Group is

a party

which is

reasonably likely

to result

in the
termination of such Material Agreement.
20.24.4
Save

as

permitted

under

the

terms

of

the

Finance

Documents

or

save

as

otherwise
disclosed

to

the

Facility

Agent,

there

are

no

documents

or

agreements in

existence
which have the

effect of varying,

amending or supplementing

any Material

Agreement
to which any member of the Covenant Group is a party.
20.25
Governing law and enforcement
20.25.1
The choice

of South

African law

as the

governing law

of those

Finance Documents
which

are

expressed

to

be

governed

by

South

African

law

will

be

recognised

and
enforced in its jurisdiction of incorporation or formation.
20.25.2
Its -
20.25.2.1
submission under this Agreement to the jurisdiction of the

High Court of South
Africa

(Gauteng

Local

Division,

Johannesburg)

(or

any

successor

to

that
division); and
20.25.2.2
agreement not to claim any immunity to which it or its assets may be entitled, are

legal,

valid

and

binding

under

the

laws

of

its

jurisdiction

of

incorporation

or
formation.
20.25.3
Any judgment

obtained in

South Africa

in relation

to a

Finance Document

which is
governed by

the laws

of South

Africa will

be recognised

and enforced

in its

jurisdiction
of incorporation or formation.
20.26
No adverse consequences
20.26.1
It is not

necessary under the

laws of the

jurisdiction of incorporation or

formation of
that Obligor that any Finance Party should be licensed, qualified or otherwise entitled to carry on business in that jurisdiction -

20.26.1.1
in

order

to

enable

any

Finance

Party

to

enforce

its

rights

under

any

Finance
Document; or
20.26.1.2
by reason of

any Finance

Party having

entered into

any Finance

Document or

the
performance by it of its obligations under any Finance Document.
20.26.2
No Finance

Party is

or will

be deemed

to be

resident, domiciled

or carrying

on business
in the

jurisdiction of

incorporation or

formation of

an Obligor

by reason

only of

the
entry into, performance and/or enforcement of any Finance Document.
20.27
No immunity
20.27.1
The entry into

by it of

each Finance Document to

which it is

a party constitutes, and
the exercise by

it of its

rights and

performance of its

obligations under each

Finance
Document

will

constitute

private

and

commercial

acts

performed

for

private

and
commercial purposes.
20.27.2
In any

proceedings taken

in South

Africa or

in

any other

jurisdiction, it

will not

be
entitled to

claim for

itself or

any of

its assets

immunity from

suit, execution,

attachment
or other legal process in relation to this Agreement or any other Finance

Document.
20.28
Authorised signatories
Any

person

specified as

its

authorised

signatory

under

Part

I

of
Annexure B

(Conditions
precedent) or clause
21.10.11

(Information - miscellaneous) is

authorised to sign Utilisation
Requests and other communications under the Finance Documents on its behalf.
20.29
Anti-corruption laws and Sanctions
20.29.1
No member of

the Group, Holdco

nor any entity

in which any

member of the

Group
or Holdco holds an investment-
20.29.1.1
is

using

nor

will

use

the

proceeds

of

any

Senior

Facility

for

the

purpose

of
financing or making funds

available directly or indirectly

to any person or entity
which is currently a Sanctioned Entity or as part of

a Sanctioned Transaction, to
the extent such financing or

provision of funds would currently

be prohibited by
Sanctions or would otherwise cause any person to be in breach of Sanctions;
20.29.1.2
is contributing

nor will

contribute or otherwise

make available

the proceeds

of
any Senior Facility to any other person

or entity for the purpose of financing the
activities of any person or entity which is currently listed on a

Sanctions List, to

the

extent

such

contribution

or

provision

of

proceeds

would

currently

be
prohibited by Sanctions or would otherwise cause any person to be in breach of
Sanctions; or

20.29.1.3
to the best of its knowledge and belief -
20.29.1.3.1
has been nor is targeted under any Sanctions; or
20.29.1.3.2
has violated or is violating any applicable Sanctions.
20.29.2
Each member

of the

Group and

Holdco has

conducted its

businesses in

compliance
with

applicable

anti-corruption laws

and

has

instituted

and

maintained

policies and
procedures designed to promote and achieve compliance with such laws.
20.30
Guarantors
20.30.1
As at the Closing Date, the

date of each Utilisation Request

and each Utilisation Date,
each Material Subsidiary, as at each relevant date, is or will be an Obligor.
20.30.2
As at the Closing Date, the

date of each Utilisation Request

and each Utilisation Date,
the aggregate contribution

of the Guarantors who

are members of the

Covenant Group
(calculated on an unconsolidated basis and excluding all intra- Covenant Group items and investments in Subsidiaries

of any member of

the Covenant Group)

represents not
less

than

90%

of

the

gross

assets,

Consolidated

EBITDA

and

total

revenue

of

the
Covenant Group, in each case, on each relevant date.
20.31
Dormant Subsidiaries
As at the Closing Date, the date of each Utilisation Request and each Utilisation Date, each of the companies listed in Annexure J (Dormant Subsidiaries) is a Dormant Subsidiary.
20.32
Times for making representations and warranties
20.32.1
Unless

a representation

and warranty

is

expressed to

be

given at

a specific

date (in
which case it shall not be deemed to be repeated on another date),

each representation
and warranty is deemed to be repeated by -
20.32.1.1
each Obligor on

the Closing Date,

on the date

of each Utilisation

Request, on the
date of each Utilisation and on the first day of each Interest Period;

20.32.1.2
each Additional Obligor, on the

day on which it becomes (or it is

proposed that
it

becomes)

an

Obligor,

on

the

date

of

each

Utilisation

Request,

on

each
Utilisation Date and on the first day of each Interest Period.
20.32.2
When

a

representation

and

warranty

is

repeated,

it

is

made

with

reference

to

the
circumstances existing at the time of repetition.
21
INFORMATION UNDERTAKINGS
The

undertakings in

this clause
21

remain in

force from

the

Signature Date

for so

long as

any
amount is outstanding under the Finance Documents or any Commitment is in force.
21.1
Financial statements
The Term/RCF Borrower shall supply to the Facility Agent -
21.1.1
as soon as the same

become available, but in

any event within 12

Months after the last
day of

each financial year

of the

Covenant Group for

their financial years

ending on
30 June 2024 and 30 June 2025 -
21.1.1.1
the Term/RCF

Borrower's audited consolidated

annual financial statements

for
that financial year;
21.1.1.2
the

audited

financial

statements

(consolidated

if

appropriate)

of

each

other
Obligor (other than Holdco) for that financial year; and

21.1.1.3
the Term/RCF Borrower's pro forma
annual income

statement, statement

of cash
flows

and

balance

sheet

for

that

year

that

excludes

the

financial

results

and
position of the Excluded Subsidiaries,

along with sufficient explanatory notes

to
understand any exclusions;
21.1.2
as soon as the same become available, but in any

event within 6 Months after the last
day of

each financial year

of the

Covenant Group for

their financial years

ending on
or after 30 June 2026 -
21.1.2.1
the Term/RCF

Borrower's audited consolidated

annual financial statements

for
that financial year;
21.1.2.2
the

audited

financial

statements

(consolidated

if

appropriate)

of

each

other
Obligor (other than Holdco) for that financial year; and

21.1.2.3
the

Term/RCF

Borrower's
pro

forma
consolidated annual

financial statements
for

that

financial

year

that

excludes

the

financial

results

and

position,

to

the
extent included, of the Excluded Subsidiaries over that period;
21.1.3
as soon as the

same become available, but in

any event within 120

days after the last
day of each financial year of Holdco -
21.1.3.1
Holdco's audited

consolidated annual

financial statements

for that financial

year;
and

21.1.3.2
Holdco's
pro

forma

consolidated annual

financial statements

for that

financial
year that excludes

the financial results

and position, to

the extent included,

of the
Excluded

Subsidiaries

and

each

other

Subsidiary

of

Holdco

which

is

not

a
member of the Covenant Group, over the period;
21.1.4
as soon as the same become

available, but in any event within

50 days after the end of
each quarter of

each of its

financial years, Holdco's

most recent SEC

Form, together
with an

aggregation of the

cashflow statement,

income statement and

balance sheets
related to that SEC

Form and such other

SEC Forms published prior

to that SEC Form
so as to enable a

measurement of the 12

month period ending on

the date on which

the
last SEC Form was published;

and
21.1.5
as soon

as the

same become

available, but

in any

event within

50 days

after the

last
day

of

each

quarter

of

each

financial

year

of

the

Covenant

Group

the

Term/RCF
Borrower’s -
21.1.5.1
aggregated

management

accounts

for

that

quarter

(and

to

include

cumulative
consolidated management accounts

for the financial

year of the

Covenant Group
to date);

21.1.5.2
pro

forma

aggregated

management

accounts

for

that

quarter

(and

to

include
cumulative

consolidated

management

accounts

for

the

financial

year

of

the
Covenant Group to date), that excludes

the financial results and position, to

the
extent included, of the Excluded Subsidiaries over that period.
21.2
Requirements as to financial statements
21.2.1
The Term/RCF Borrower shall ensure that each

set of financial statements,

SEC Form
and management accounts delivered pursuant to clause
21.1 above

–

21.2.1.1
is

certified

by

a

director

of

the

relevant

company

as

fairly

representing

its
financial

condition

as

at

the

date

as

to

which

those

financial statements,

SEC
Form or management accounts were drawn up;
21.2.1.2
comprises at

least a

balance sheet,

profit and

loss account

and cashflow

statement
for the

financial period

then ended,

and (in

the case

of management

accounts)
for the financial year to date and the period of 12 months ending on the last day of the half year financial period;
21.2.1.3
is

prepared

using

IFRS

or

GAAP

(as

applicable),

accounting

practices

and
financial reference periods

consistent with

those applied in

the preparation of

the
Original

Financial

Statements

unless,

in

relation

to

any

set

of

financial
statements, it notifies the Facility Agent that there has been a change in IFRS or
GAAP (as

applicable),

those accounting

practices or

those reference

periods; and
21.2.1.4
contains,

in

narrative

form,

commentary

in

reasonable

detail

on

the

financial
results

and

the

financial

position

of

the

person

to

which

those

financial
statements relate.
21.2.2
If the Term/RCF Borrower

notifies the

Facility Agent

of any

change in IFRS

or GAAP
(as applicable),

as contemplated

by clause
21.2.1.3
, it

shall procure

that its

Auditors
(or, if appropriate,

the Auditors

of the

relevant member

of the

Covenant Group)

deliver
to the Facility Agent –
21.2.2.1
a description

of

any change

necessary for

those financial

statements to

reflect
IFRS

or

GAAP

(as

applicable),

the

accounting

practices

and

the

reference
periods as applied in the preparation of the Original Financial Statements;

and
21.2.2.2
sufficient information, in

form and substance

reasonably required by

the Facility
Agent,

to

enable

the

Lenders

to

determine

whether

clause
22

(Financial
Covenants) has been complied with

and make an accurate comparison

between
the

financial

position

indicated

in

those

financial

statements

and

the

Original
Financial Statements.
21.2.3
Any reference in this Agreement to

those financial statements shall be construed as

a
reference to those financial statements as

adjusted to reflect the basis upon

which the
Original Financial Statements were prepared.
21.3
Compliance Certificate

21.3.1
The Term/RCF

Borrower shall supply a Compliance Certificate to the

Facility Agent
with each set of financial statements,

SEC Form and management accounts delivered
pursuant to clause
21.1.1

and clause
21.1.2

(Financial statements).
21.3.2
Each Compliance Certificate shall, amongst others –
21.3.2.1
be signed by chief financial officer of

the Group and at least one director of

the
Term/RCF Borrower;
21.3.2.2
confirm that the Covenant Group is in compliance with the provisions of clause
22.1;
21.3.2.3
set

out

(in

reasonable

detail)

computations

and

calculations

as

to

compliance
with clause
22

(Financial Covenants) as at the applicable

Measurement Date for
the purposes of determining compliance with clause
22

(Financial Covenants);
provided

that

the

Compliance

Certificate

delivered

together

with

the

financial
statements

pursuant

to

clause
21.1.1.1

or
21.1.2.1
,

for

the

purposes

of

calculating
Consolidated EBITDA -
21.3.2.3.1
all references

to "Group"

shall be

replaced with

references to

"Covenant
Group"; and

21.3.2.3.2
any and

all costs

of Holdco

not already

taken into

account in

calculating
consolidated operating

income of

the Term/RCF Borrower

shall be

deemed
to be costs of the Term/RCF Borrower;
21.3.2.4
include any adjustments required to

reverse the effect of IFRS16 with

regards to
Relevant Operating Leases

for purposes of

determining Consolidated EBITDA
and Total Borrowings;
21.3.2.5
confirm compliance with

the requirements of

clause
23.28

(Guarantor coverage)
as at the relevant Measurement Date; and
21.3.2.6
if requested in

writing by the

Facility Agent, be

accompanied by a

report from
the Auditors in the

agreed form certifying that the

adjustments contemplated in
clause
21.3.2.3

above represent

an accurate

reflection of

the revised

EBITDA,
gross assets

and revenue

of the

Covenant Group,

with such

report by

the Auditors
being, in the absence of manifest error, conclusive and binding on all Parties.

21.3.3
The Facility Agent

may not deliver

a notice pursuant

to clause
21.3.2.6

more than four
times during the period up to the Final Discharge Date, unless a Default is continuing or,

in

the

reasonable

opinion of

the

Facility

Agent,

is

likely

to

occur

as

a

result

of
obtaining that Compliance Certificate.
21.4
Board packs
If

a

Default has

occurred and

is

continuing,

the

Term/RCF

Borrower

shall deliver

to

the
Facility Agent at the

same time they are

distributed to the

relevant board of directors,

copies
of all board packs submitted to the board of directors of an Obligor.
21.5
Insurance reports
The

Term/RCF

Borrower

shall

deliver

to

the

Facility

Agent

annually,

on

or

before

31
December in any

year (a reporting date),

the following information, in

form and substance
satisfactory to the Facility Agent -
21.5.1
a summary

of each

Insurance policy

maintained by

or on

behalf of

a member

of the
Group as at the reporting date;
21.5.2
confirmation that all

premiums due in

respect of the

Insurances of the

Group for the
full period of the then current financial year have been paid in full;

and
21.5.3
a summary of

all material changes

(if any) made

to a contract

or policy of

insurance
since the previous reporting date or confirmation that there were no such changes.
21.6
Financial year-end
Without the express prior consent of the Facility Agent, an

Obligor (other than Adumo and
its Subsidiaries)

shall not

change the

date of

its financial

year end

from 30

June and

shall
ensure that -
21.6.1
the financial year end of each

member of the Covenant Group falls on the

same date;
and
21.6.2
the financial year end of Adumo and each of its Subsidiaries is changed to 30 June as soon as reasonably possible but in any event by no later 30 June 2025
.

21.7
Auditors

21.7.1
Holdco

must

ensure

that

one

of

the

firms

named

in

or

approved

pursuant

to

the
definition

of
Auditors

is

retained

to

audit

its

and

the

Term/RCF

Borrower's
consolidated annual financial statements.
21.7.2
If

the

Facility

Agent wishes

to

discuss the

financial position

of

any

member

of

the
Covenant

Group

with

the

Auditors,

the

Facility

Agent

may

notify

the

Term/RCF
Borrower,

stating the

questions or

issues which

the Facility

Agent wishes

to discuss
with the Auditors.

In this

event, the

Term/RCF Borrower shall ensure

that the

Auditors
are authorised (at the expense of the Term/RCF Borrower) -
21.7.2.1
to discuss the financial

position of each

member of the

Covenant Group with the
Facility Agent on request in writing from the Facility Agent; and
21.7.2.2
to disclose to

the Facility Agent

for the Finance

Parties any information

which
the Facility Agent may reasonably request in writing.
21.7.3
The Facility Agent may

not give notice under

clause
21.7.2 above

more than once in
any

financial

year

of

the

Term/RCF

Borrower,

unless

it

reasonably

believes

that

a
Default is continuing or may have occurred or may occur, and notifies the Term/RCF
Borrower that it is exercising its rights under this clause
21.7.3.
21.8
Presentations
Once

in

every

financial

year

of

the

Term/RCF

Borrower

if

requested

in

writing

by

the
Facility Agent,

or

within 7

days

following a

request in

writing by

the Facility

Agent if

a
Default is

continuing, at least

the chief financial

officer of

the Group

and a director

of the
Term/RCF

Borrower must,

if

requested to

do

so

by the

Facility

Agent in

writing, give

a
presentation (on a date and at a

venue agreed with the Facility Agent)

to the Finance Parties
as to -
21.8.1
the on-going business and financial performance of the Covenant Group;

and
21.8.2
any other matter which a Finance Party may reasonably request in writing.
21.9
Notification of default
21.9.1
Each Obligor

shall notify

the Facility

Agent of

any Default

(and the

steps, if

any, being
taken

to

remedy

it)

promptly

upon

becoming

aware

of

its

occurrence

(unless

that
Obligor is aware that a notification has already been provided by another

Obligor).

21.9.2
As soon as

reasonably practical following a

request in writing

by the Facility

Agent,
the Term/RCF Borrower shall supply to the Facility Agent a certificate signed by two of its directors or

senior officers on its

behalf certifying that no Default is

continuing
(or if a Default is continuing, specifying the Default and the steps, if any, being taken to remedy it).
21.10
Information - miscellaneous
The Term/RCF

Borrower shall supply to

the Facility Agent (in

sufficient copies for

all the
Lenders, if the Facility Agent so requests in writing) -
21.10.1
at

the

same

time

as

they

are

dispatched,

copies

of

all

documents

dispatched

by

an
Obligor to its shareholders -
21.10.1.1
as required pursuant

to the Companies

Act (or applicable analogous

legislation
in

that

Obligor's

jurisdiction

of

incorporation

or

formation)

or

that

Obligor's
constitutional documents; or

21.10.1.2
which

contain

information

in

respect

of

any

Environmental

Matters,

matters
relating

to

any

Material

Agreement

(including,

in

each

case,

the

actual

or
potential

withdrawal,

suspension,

cancellation,

revocation,

other

termination,
amendment or renewal

of any Material Agreement)

and matters which

will, or is
reasonably

likely

to,

adversely

affect

the

Senior

Facilities

and/or

any

of

the
Finance Parties' rights under

and in terms of

the Finance Documents (or any

of
them);
21.10.2
copies

of

all

documents

dispatched by

an

Obligor to

its

creditors

generally

(or

any
class of them), in each case at the same time as they are dispatched;
21.10.3
promptly upon becoming aware

of them, details and

copies of any changes

proposed
to

or

made

to

its

constitutional

documents

or

the

constitutional

documents

of

any
Obligor,

including

the

filing

of

any

Memorandum

of

Incorporation

under

the
Companies Act, where

such changes do,

or are reasonably

likely to, adversely

affect
the interest of the Finance Parties;
21.10.4
promptly

upon

becoming

aware

of

them,

the

details

of

any

litigation,

arbitration,
administrative

proceedings,

liquidation

applications,

winding

up

applications

or
business rescue

applications which

are current,

threatened or

pending against

it, any
other member

of the Covenant

Group (other than

any Excluded

Subsidiary) or

Holdco,
and,

in

the

case

of

any

litigation, arbitration

or

administrative

proceedings, involve

liability in an aggregate

amount which (together with any

other liability in respect

of
litigation,

arbitration

or

administrative

proceedings)

is

in

excess

of

R10,000,000

in
aggregate (or

its equivalent in

another currency or

currencies) or which,

if adversely
determined, would

or might

reasonably be

expected to

have a

Material Adverse

Effect;
21.10.5
promptly upon

the implementation

of any

disposal or

acquisition of

any shares

by a
member of the Group, a

Group Structure Chart, in

a substantially similar format

to the
Group Structure Chart attached as Annexure L (Group Structure Chart);

21.10.6
within

a

reasonable

time

of

receipt

of

written

request,

an

up

to

date

copy

of

the
securities register of any Obligor or any other member of the Covenant

Group;
21.10.7
within

a

reasonable

time

of

receipt

of

written

request,

such

further

information
regarding

compliance

by

Holdco

or

any

other

member

of

the

Group

with
Environmental

Laws,

as

any

Finance

Party

(through

the

Facility

Agent)

may
reasonably request

in

writing, including

in

relation to

financial provisioning

by any
member of the Group;
21.10.8
promptly

on

request,

such

further

information

regarding

the

actual

or

potential
withdrawal,

suspension,

cancellation,

revocation,

other

termination,

amendment

or
renewal of any

Material Agreement, as

any Finance Party

(through the Facility Agent)
may reasonably request in writing;
21.10.9
promptly upon receipt

of

information regarding

CPS and its

Subsidiaries, such further
information

regarding

CPS

and

its

Subsidiaries

as

any

Finance

Party

(through

the
Facility Agent) may reasonably request in writing;
21.10.10
promptly,

such

further

information

regarding

the

financial

condition,

business

and
operations of

it, Holdco

or any

other member

of the

Covenant Group

(other than

an
Excluded Subsidiary),

or regarding

any asset

subject to

Transaction Security,

as any
Finance Party (through the Facility Agent) may reasonably request in writing; or
21.10.11
promptly,

notice

of

any

change

in

authorised

signatories

in

respect

of

the

Finance
Documents of it or

any other Obligor signed

by a director or

company secretary of it
or such other

Obligor (as

the case

may be) accompanied

by specimen

signatures of

any
new authorised signatories

(and such additional

information or documentation

as the
Facility Agent

may require

in order

to verify

that any

such signatory

has been

duly
authorised).
21.11
Know your customer checks

21.11.1
If -
21.11.1.1
the introduction

of or

any change

in (or

in the

interpretation, administration or
application of) any law or regulation made after the Signature Date;
21.11.1.2
any change in the status of any member of the Group after the Signature Date;

21.11.1.3
the on-going compliance with any know your customer or similar identification procedures; or
21.11.1.4
a proposed

Transfer by

a Lender of

any of

its rights

and obligations under

this
Agreement to a party that is not a Lender prior to such Transfer, obliges the Facility

Agent or

any Lender (or, in

the case of

clause
21.11.1.4 above
, any
prospective new Lender) to comply

with know your customer

or similar identification
procedures

(whether

in

terms

of

the

Financial

Intelligence

Centre

Act,

2001

or
otherwise) in circumstances where the

necessary information is not already

available
to it, a member of the Group shall promptly

upon the request in writing of the Facility
Agent or any Lender

supply, or

procure the supply of, such

documentation and other
evidence as is

reasonably requested

by the Facility

Agent (for

itself or on

behalf of

any
Lender)

or

any

Lender

(for

itself

or,

in

the

case

of

the

event

described

in

clause
21.11.1.4

above
, on

behalf of

any prospective

new Lender)

in order

for the

Facility
Agent, such

Lender or,

in the

case of

the event

described in

clause
21.11.1.4 above
,
any

prospective

new

Lender

to

carry

out

and

be

satisfied

it

has

complied

with

all
necessary know your

customer or other

similar checks under

all applicable laws

and
regulations pursuant to the transactions contemplated in the Finance

Documents.
21.11.2
Each Lender

shall as

soon as

reasonably practicable

following request

in writing

by
the

Facility

Agent, supply,

or

procure the

supply

of,

such

documentation and

other
evidence as

is reasonably requested

by the

Facility Agent (for

itself) in

order for the
Facility Agent

to carry

out and

be satisfied

it has

complied with

all necessary

know
your

customer

or

other

similar

checks

under

all

applicable

laws

and

regulations
pursuant to the transactions contemplated in the Finance Documents.
21.11.3
Following the

giving of

any notice

pursuant to

clause
26.2

(Additional WCF

Borrower)
or clause
26.3

(Additional Guarantors), if

the accession

of such

Additional Obligors
obliges the

Facility Agent

or any

Lender to

comply with

know your

customer or

similar
identification

procedures

in

circumstances

where

the

necessary

information

is

not
already

available

to

it,

the

Term/RCF

Borrower

shall promptly

upon

the

request in
writing

of

the

Facility

Agent

or

any

Lender

supply,

or

procure

the

supply

of,

such

documentation and

other evidence

as is

reasonably requested

by the

Facility Agent

(for
itself

or

on

behalf

of

any

Lender)

or

any

Lender

(for

itself

or

on

behalf

of

any
prospective

new

Lender)

in

order

for

the

Facility

Agent

or

such

Lender

or

any
prospective new Lender

to carry out

and be satisfied

it has complied

with all necessary
know your customer or other similar checks under all applicable laws and regulations pursuant

to

the

accession

of

such

Subsidiary

to

this

Agreement

as

an

Additional
Obligor.
21.12
FATCA

Undertakings
21.12.1
Subject to

clause
21.12.3
, each

Party shall, within

10 Business

Days of a

reasonable
request in writing by another Party -
21.12.1.1
confirm in writing to that other Party whether it is -
21.12.1.1.1
a FATCA

Exempt Party; or
21.12.1.1.2
not a FATCA

Exempt Party; and
21.12.1.2
supply

to

that

other

Party

such

forms,

documentation

and

other

information
relating to its

status under FATCA as that other Party

reasonably requests for

the
purposes of that other Party’s compliance with FATCA;

and
21.12.1.3
supply

to

that

other

Party

such

forms,

documentation

and

other

information
relating to

its status

as that

other Party

reasonably requests for

the purposes

of
that

other

Party's

compliance

with

any

other

law,

regulation,

or

exchange

of
information regime.
21.12.2
If a

Party confirms

to another

Party pursuant

to clause
21.12.1.1

that it

is a

FATCA
Exempt Party and

it subsequently becomes

aware that it

is not, or

has ceased to

be a
FATCA

Exempt Party, that Party shall promptly notify that other Party in writing.
21.12.3
Clause
21.12.1

shall not oblige

any Finance Party

to do anything,

and clause
21.12.1.3
shall not oblige any

other Party to

do anything, which

would or might in

its reasonable
opinion constitute a breach of -
21.12.3.1
any law or regulation;
21.12.3.2
any fiduciary duty; or
21.12.3.3
any duty of confidentiality.

21.12.4
If a

Party fails

to confirm

whether or

not it

is a

FATCA

Exempt Party

or to

supply
forms,

documentation

or

other

information

requested

in

accordance

with
clause
21.12.1.1

or
21.12.1.2

(including,

for

the

avoidance

of

doubt,

where

clause
21.12.3

applies),

then

such

Party

shall

be

treated

for

the

purposes

of

the

Finance
Documents (and

payments under

them) as

if it

is

not a

FATCA

Exempt

Party until
such

time

as

the

Party

in

question

provides

the

requested

confirmation,

forms,
documentation or other information.
22
FINANCIAL COVENANTS
22.1
Undertakings in relation to financial condition
22.1.1
Net Debt to EBITDA Ratio
The

Obligors

shall

ensure

that

the

Net

Debt

to

EBITDA

Ratio

in

respect

of

any
Measurement Period specified in column 1 below shall not exceed the ratio set out in
column 2 below opposite that Measurement Period -
Measurement Period

[Column 1]
Ratio

[Column 2]
Each Measurement Period ending on or before 31 December 2025 3.25
Each Measurement Period ending after 31 December 2025 but on or before 31 December 2026

3.00
Each Measurement Period ending after 31 December 2026

but on or
before 31 December 2027
2.50
Each Measurement Period ending after 31 December 2027 2.00
22.1.2
Interest Cover Ratio
The Obligors shall ensure that

the Interest Cover Ratio

in respect of any Measurement
Period specified in column 1 below is greater than the ratio set out in column 2 below
opposite that Measurement Period -

Measurement Period

[Column 1]
Ratio

[Column 2]
Each Measurement Period ending on or before 31 December 2025 1.75
Each Measurement Period ending after 31 December 2025 but on or before 31 December 2026
2.00
Each Measurement Period ending after 31 December 2026

3.00
22.2
Basis of calculations
22.2.1
All the

terms defined

in clause
2.2

(Financial definitions)

are to

be determined

on a
consolidated basis

and (except

as may

be expressly

included or

excluded in

the relevant
definition, or as stated below) in accordance with IFRS.
22.2.2
The financial

undertakings in

clauses
22.1.1

and
22.1.2

(Undertakings in

relation to
financial condition) (unless

expressly otherwise stated)

shall apply on each

day during
the term of this Agreement.
22.2.3
Compliance

(or

otherwise)

with

the

financial

undertakings

in

clauses
22.1.1
,

and
22.1.2

(Undertakings in relation to

financial condition) as at

each Measurement Date
shall

be

verified

by

reference

to

(i)

the

financial

statements,

SEC

Form

and
management

accounts

of

Holdco

and/or

the

Covenant

Group

delivered

under
clause
21.1

(Financial

statements)

as

at

that

Measurement

Date

and

(ii)

the
Compliance Certificate delivered pursuant to

clause
21.3

(Compliance Certificate) in
relation to that Measurement Date.
22.2.4
No item shall be deducted or credited more than once in any calculation.
22.2.5
Where

an

amount

in

any

financial

statements

delivered

pursuant

to

clause
21
(Information

Undertakings)

is

not

denominated

in

Rand,

it

shall

be

converted

into
Rand at the rates specified in those financial statements.
22.3
Equity cure
In this clause -
22.3.1
Cure

Amount

means

the

amount

of

cash

proceeds

received

by

the

Term/RCF
Borrower

from

a

Shareholder

Contribution

to

be

applied

in

accordance

with

this
clause; and

22.3.2
Cure

Period
, in

relation to

a Measurement

Period, means

the period

ending on

the
earlier

of

the

date

on

which

the

Term/RCF

Borrower

is

required

to

deliver

a
Compliance Certificate in respect

of that Measurement

Period and the date on

which a
Compliance Certificate is actually delivered in respect of that Measurement

Period.
22.3.3
If, as at a

Measurement Date, the

Term/RCF Borrower calculates that

any requirement
of

clauses
22.1.1

or
22.1.2

(Undertakings in

relation to

financial condition)

(each a
Relevant

Financial

Undertaking
)

is

not

met,

the

Term/RCF

Borrower

may

treat
(solely

for

the

purpose

of

measuring

compliance

with

the

Relevant

Financial
Undertaking under this

clause, and not

for any other

purpose) a Cure

Amount received
and paid to

the Facility Agent

(for the account

of the Senior

Term Facility Lenders and
Senior

RCF

Lenders)

in

accordance

with

clause
22.4

(Cure

Amounts

-

mandatory
prepayment) within

the applicable

Cure Period,

by way

of a

notional adjustment,

as
follows -
22.3.3.1
in

relation

to

the

Net

Debt

to

EBITDA

Ratio,

as

a

reduction

of

Total

Net
Borrowings by an equivalent amount at the relevant Measurement Date;

and
22.3.3.2
in relation to the Interest

Cover Ratio, as giving rise to a

reduction in Total

Net
Finance Costs in

the amount by

which Total Net Finance Costs

would have been
reduced if

the Senior

Term Facility Loans

and Senior

RCF Loans

had been

repaid
(
pro

rata

across all

Senior Term

Facilities and

the Senior

RCF) in

an amount
equal

to

the

Cure

Amount

on

the

date

which

falls

12 months

before

the
applicable Measurement Date.
22.3.4
Only so much

of a Cure

Amount as is

required to ensure

compliance with the

Relevant
Financial Undertakings may be taken

into account by way of the

notional adjustments
referred to in

clause
22.3.3.1

and
22.3.3.2

above. For the

purposes of clause
22.3.3.2
above, Total

Net Finance Costs shall be recalculated, taking into account the relevant reduction resulting from the

operation of clause
22.3.3.2

above, for each financial

half
year of the

Covenant Group which

occurs during the

12 month-period ending

on the
applicable

Measurement

Date.

In

respect

of

the

relevant

subsequent

Measurement
Dates

where the

Measurement Period

ending on

that date

includes a

part of

that 12
month-period (each such part of that Measurement Period,

for the purposes hereof, an
Overlapping Period
), the Total

Net Finance Costs amount for

the full Measurement
Period shall

include those

amounts for

each Overlapping

Period taking

into account
any notional reduction allocable to that Overlapping Period under this clause.

22.3.5
Following payment of a Cure Amount to the Facility Agent, the Term/RCF Borrower
shall, by no

later than the

last day of

the relevant Cure

Period, deliver to

the Facility
Agent the

Compliance Certificate

which the

Term/RCF Borrower is

required to

deliver
in terms

of clause
21.3
, provided

that such

Compliance Certificate

shall include

the
breach of the Relevant

Financial Covenant,

the application of

the Cure Amount

within
the Cure Period and reflect the results of -
22.3.5.1
the

calculations of

all Relevant

Financial Undertakings

before the

payment of
the

Cure Amount

in

accordance with

clause
22.4

(Cure Amounts

- mandatory
prepayment) and the application of clauses
22.3.3

and
22.3.4
; and
22.3.5.2
the recalculations

of all

Relevant Financial

following the

payment of

the Cure
Amount

in

accordance

with

clause
22.4

(Cure

Amounts

-

mandatory
prepayment) and the application of clauses
22.3.3

and
22.3.4.
22.3.6
If, following payment

to the Facility

Agent of a

Cure Amount and

a recalculation of
the

Relevant

Financial

Undertakings,

as

contemplated

under

clause
22.3.5.2
,

the
Relevant

Financial

Undertakings

are

met,

the

requirements

of

clause
22.1
(Undertakings in relation

to financial

condition) will be

deemed to have

been satisfied,
retrospectively on the relevant

Measurement Date, and any Default

which arose under
clause
24.2

(Financial Covenants) as a result of the original failure to comply shall be deemed to have been remedied.
22.3.7
The

rights

of

the

Term/RCF

Borrower

under

this

clause
22.3

are

subject

to

the
following restrictions -
22.3.7.1
a Cure

Amount may

not be

raised and

taken into

account under

this clause for
two consecutive Measurement Periods; and
22.3.7.2
no more than three Cure Amounts in total may

be taken into account before the
Final Discharge Date for the purposes of this clause.
22.4
Cure Amounts - mandatory prepayment
22.4.1
The Term/RCF

Borrower shall

apply all

the proceeds

of any

Cure Amount

received
by it in or

towards payment, repayment or prepayment of the

Loans and other Senior
Facility Outstandings under the Senior Term

Facilities and the Senior RCF,

promptly
upon receipt and, in any event, no later than the last day of the relevant Cure

Period.

22.4.2
All amounts paid,

repaid or prepaid

under this clause

shall be applied

in the order

of
priority set out in (and otherwise as required

under) clause
8.9

(Application of partial
prepayments).
23
GENERAL UNDERTAKINGS
Each Obligor is bound

by the undertakings set out

in this clause
23

relating to it or

the Group or
the

Covenant Group

(as

applicable), provided

that any

undertaking in

relation to

the

Covenant
Group shall

be construed

to exclude

the Excluded

Subsidiaries, save

in relation

to the

undertakings
contained in

clauses
23.1
,
23.2
,
23.19

and
23.25
.

The undertakings

in

this clause
23

remain in
force

from

the

Signature

Date

for

so

long

as

any

amount

is

outstanding

under

the

Finance
Documents or any Commitment is in force.
23.1
Authorisations
Each Obligor shall

(and the Obligors shall

ensure that each

other member of the

Covenant
Group will) promptly -
23.1.1
obtain, comply

with and

do all

that is

necessary to

maintain in

full force

and effect;
and
23.1.2
supply copies to the Facility Agent of,
any authorisation required to enable it to -
23.1.3
perform

its

obligations

under

the

Finance

Documents

to

which

it

is

a

party

and

to
ensure

the

legality,

validity,

enforceability

or

admissibility

in

evidence

in

its
jurisdiction of incorporation or formation of any such Finance Document;

and
23.1.4
carry on

its business

in the

ordinary course

and in

all material

respects as

it is

being
conducted.
23.2
Compliance with laws
Each

Obligor shall

(and

the

Obligors

shall

ensure that

each

other member

of

the

Group)
comply with all laws, permits and licenses which are material to the conduct of its business
(including in relation to the making of loans available to individuals).
23.3
Pari passu ranking
Each Obligor must ensure that -

23.3.1
its payment

obligations under

the Finance

Documents at

all times

rank at

least
pari
passu
with all

its present

and future

unsecured unsubordinated

payment obligations,
except for obligations mandatorily preferred

by law applying to

companies generally
in its

jurisdiction of

incorporation or

formation or

any other

jurisdiction where

it carries
on business; and
23.3.2
the Security conferred

by each Security

Document to which

it is a party

constitutes the
ranking in

priority which

it is

expressed to

have in

the Transaction Security

Documents
and

Security

of

the

type

described,

over

the

assets

referred

to,

in

that

Security
Document and that

those assets are

not subject to any

prior or
pari passu

Security in
favour of any other person.
23.4
Negative pledge
23.4.1
No Obligor shall (and the Obligors

shall ensure that no other

member of the Covenant
Group will) create or permit to subsist any Security over any of its assets.
23.4.2
No Obligor shall (and the Obligors

shall ensure that no other

member of the Covenant
Group will) -
23.4.2.1
sell, transfer or otherwise dispose of any of its assets on terms whereby they are
or

may be

leased to

or re-acquired

by an

Obligor or

any other

member of

the
Covenant Group;
23.4.2.2
sell, transfer or otherwise dispose of any of its receivables on recourse terms;
23.4.2.3
enter into or permit to subsist any title retention arrangement;

23.4.2.4
enter into or

permit to

subsist any

arrangement under

which money or

the benefit
of

a

bank

or

other

account

may

be

applied,

set-off

or

made

subject

to

a
combination of accounts; or
23.4.2.5
enter into

or permit

to subsist

any other

preferential arrangement

having a

similar
effect,
in circumstances

where the

arrangement or

transaction is

entered into

primarily as

a
method of raising Financial Indebtedness or of financing the acquisition of an asset.
23.4.3
Clauses
23.4.1

and
23.4.2

above

do

not

apply

to

the

following

Security

(each

a
Permitted Encumbrance ) -

23.4.3.1
any

Existing

Security,

but

only

until

the

Existing

Security

Discharge

Date

in
respect of that Existing Security;
23.4.3.2
the

Cash

Connect

Group

Cession

and

Pledge,

provided

that

no

additional
Security is given after the Signature Date;

23.4.3.3
any Security given or purported to be given as Transaction Security;
23.4.3.4
any lien

arising by

operation of

law and

in the

ordinary course

of trading,

and
not as a

result of any

default or omission

by any member

of the Covenant

Group;
23.4.3.5
any netting or set-off arrangement entered into by any member of the Covenant
Group

(other

than

the

Term/RCF

Borrower)

pursuant

to

a

Permitted

Cash
Management Agreement in the ordinary course of

its banking arrangements for
the purpose of netting

debit and credit balances

and the cession

in security of the
loans created

pursuant to

such Permitted

Cash Management

Agreement, but

only
so long as (i)

such arrangement does

not permit credit

balances of Obligors

to be
netted with debit balances of

members of the Group which

are not Obligors, and
(ii) such arrangement does not give rise to any Security (other than such netting and set-off arrangements and the aforementioned cession)

over the assets of any
member of the Covenant Group;

23.4.3.6
any

netting

of

payments

under

a

Permitted

Treasury

Transaction

(including
netting on a close-out of a Permitted Treasury Transaction);
23.4.3.7
the cession

of a

bank account

in favour

of Nedbank

Limited in

relation to

the
guarantee facility referred to in clause
23.5.1.5;
23.4.3.8
a cession

and pledge

by a

member of

the Covenant

Group of

its shares

in and
claims against an Excluded Subsidiary in relation to any Financial Indebtedness incurred by that Excluded Subsidiary;

23.4.3.9
any Security arising under -
23.4.3.9.1
an instalment

sale or

a finance

or capital

lease of

vehicles, plant,

equipment
or computers; or
23.4.3.9.2
any

retention

of

title,

hire

purchase

or

conditional

sale

arrangement

or
arrangements

having

a

similar

effect

in

respect

of

goods

supplied

to

a
member of

the Covenant

Group in

the ordinary

course of

trading and

on

the supplier's standard or usual terms, and not as a result of any default or
omission by any member of the Covenant Group,
which, in each case, qualifies as Permitted Financial Indebtedness;
23.4.3.10
any Security arising as a result of a Permitted Disposal;
23.4.3.11
any cash

Security in

the maximum

amount of

ZAR5,000,000 granted

to Nedbank
Limited in respect

of the

Permitted Financial Indebtedness

envisaged in clause
23.5.1.5;

or
23.4.3.12
any Security expressly permitted in writing by the Facility Agent.
23.5
Financial Indebtedness
23.5.1
No Obligor shall (and the Obligors

shall ensure that no other

member of the Covenant
Group

will)

incur

or

allow

to

remain

outstanding

any

Financial

Indebtedness.

This
restriction does

not

apply to

the following

items of

Financial Indebtedness

(in each
case, a Permitted Financial Indebtedness ) -
23.5.1.1
any

Existing

Group

Indebtedness,

provided

all

such

Existing

Group
Indebtedness is discharged in full on the first Utilisation Date;
23.5.1.2
any Financial Indebtedness incurred under the Finance Documents (excluding a
WCF Document);
23.5.1.3
the

Cash

Connect

Management

Finance

Documents,

provided

that

all

such
Financial Indebtedness is discharged in full on the first Utilisation Date;
23.5.1.4
the

Financial

Indebtedness

owing

by

the

Term/RCF

Borrower

to

the

sellers
pursuant to the

Recharger Acquisition Agreement,

provided that the

Recharger
Acquisition Agreement is not

amended without the prior

written consent of the
Facility Agent and as further set out in clause
23.10.5;
23.5.1.5
the

Financial

Indebtedness

incurred

by

the

Term/RCF

Borrower,

EasyPay
Proprietary Limited

and Prism

Payment Technologies

Proprietary in

favour of
Nedbank in an amount not exceeding ZAR5,000,000 in aggregate at any time;
23.5.1.6
the Financial

Indebtedness incurred

by GAAP

Point-Of-Sale Proprietary

Limited
in relation to -

23.5.1.6.1
a

facility

agreement

concluded

with

FirstRand

Bank

Limited,

acting
through its First

National Bank division

and dated 23

May 2022, in

respect
of direct, credit card,

settlement and asset finance

facilities, provided that
such Financial Indebtedness does not exceed ZAR16,500,000;
23.5.1.6.2
a facility agreement with The Standard Bank of South Africa Limited and dated

30

January

2025

in

respect

of

fleet

cards,

provided

that

such
Financial Indebtedness does not exceed ZAR1,200,000;
23.5.1.7
the Financial Indebtedness incurred

by Adumo Payments Proprietary

Limited in
relation to -
23.5.1.7.1
a facility agreement

with Nedbank Limited dated

13 July 2020

in respect
of fleet cards,

provided that such

Financial Indebtedness does not

exceed
ZAR150,000;

23.5.1.7.2
a

facility

agreement

with

Nedbank

Limited

dated

7

December

2018

in
respect of a credit card facility,

provided that such Financial Indebtedness
does not exceed ZAR1,800,010;
23.5.1.7.3
an

overdraft facility

with Capitec

Bank Limited

dated 17

October 2022,
provided such Financial Indebtedness does not exceed ZAR2,000,000;
23.5.1.7.4
a debit order facility with Capitec

Bank Limited dated 28

December 2023,
provided

that

such

Financial

Indebtedness

does

not

exceed
ZAR30,000,000;
23.5.1.8
the Financial Indebtedness

incurred by Adumo

in relation to

a facility agreement
with Nedbank Limited

dated 12 April

2021 in respect of

credit cards, provided
that such Financial Indebtedness does not exceed ZAR100,000;
23.5.1.9
the

Financial

Indebtedness

incurred

by

Adumo

Technologies

Proprietary
Limited in relation to:
23.5.1.9.1
a

facility

agreement

with

Nedbank

Limited

dated

13

February

2015

in
respect of a credit card facility,

provided that such Financial Indebtedness
does not exceed ZAR200,000;

and

23.5.1.9.2
a

debit

order

facility

with

Nedbank

Limited

dated

20

August

2024,
provided that

such Financial

Indebtedness does

not exceed

ZAR5,000,000;

23.5.1.10
the

Financial

Indebtedness

incurred

by

Adumo

Management

Company
Proprietary

Limited

in

favour

of

Nedbank

in

an

amount

not

exceeding
ZAR1,500,000 in aggregate at any time;
23.5.1.11
the Financial

Indebtedness incurred

by Adumo

Payouts Proprietary

Limited in
relation to a facility agreement with Nedbank Limited dated 13 August 2019,

in
respect of fleet

cards, provided that

such Financial Indebtedness

does not exceed
ZAR50,000;
23.5.1.12
the indemnity provided by the

Term/RCF Borrower in

favour of Investec Bank
Limited

(
Investec
)

on

or

about

30

September

2024,

pursuant

to

which

the
Term/RCF Borrower indemnified Investec

against any

Tax claims relating to

the
preference shares which were issued to Investec by Adumo;
23.5.1.13
any Financial Indebtedness incurred under a WCF Document,

provided that –

23.5.1.13.1
the WCF Lender

is or becomes

party to this

Agreement, the Intercreditor
Agreement

and

any

Subordination

Agreement

before

or

on

the

date

on
which that WCF Document is entered into;
23.5.1.13.2
the aggregate WCF Commitments in relation

to the Covenant Group may
not exceed the amounts set out in the definition of "WCF Commitments";
without the express prior consent of the Facility Agent;
23.5.1.14
any Financial Indebtedness incurred under the WesBank Agreement;

23.5.1.15
any

Financial

Indebtedness

arising

under

a

Permitted

Loan,

a

Permitted
Guarantee or a Permitted Treasury Transaction;
23.5.1.16
any Financial

Indebtedness permitted

under clause
23.5.1.3

in respect

of trade
credit extended to a member of the Covenant Group by a supplier, which -
23.5.1.16.1
is entered into

in in the

ordinary course of

its day-to-day business

of that
member of the Covenant Group; and
23.5.1.16.2
which does not have a term in excess of 120 days; and
23.5.1.17
any Financial Indebtedness

expressly permitted in writing

by the Facility Agent;
or

23.5.1.18
any Financial Indebtedness of any

member or members of the

Covenant Group
(other than the Term/RCF Borrower)

or Holdco not otherwise permitted by this
clause above, which together with the indebtedness incurred pursuant to clauses
23.13.10

and
23.12.5.2

does

not

at

any

time

exceed

ZAR50,000,000

(or

its
equivalent in

another currency

or currencies),

which member

of the

Covenant
Group

or

Holdco

may

only

incur

Financial

Indebtedness

under

this
clause
23.5.1.18

if -
23.5.1.18.1
no Default is then continuing nor would result from such incurrence;

and
23.5.1.18.2
the

Term/RCF

Borrower

is

in

compliance

with

each

of

the

financial
undertakings set

out in

clause
22.1

(
Undertakings in relation

to financial
condition
) immediately prior to

and (taking into account

the amount of the
proposed

Financial

Indebtedness

if

it

were

to

be

incurred)

immediately
following such incurrence.
23.5.2
Holdco

shall

ensure

that

no

member

of

the

Covenant

Group

incurs

any

Financial
Indebtedness in

respect

of any

loans advanced

by

any direct

shareholder in

Holdco
unless

such

loans

are

funded

through

Shareholder

Contributions,

and

after

being
received by Holdco are

paid to the Term/RCF

Borrower firstly,

and thereafter by the
Term/RCF

Borrower

to

such

member

of

the

Covenant

Group

by

a

payment

or
sequence of payments through the Group's

capital structure and otherwise, if

relevant,
comply with clause
23.12.8

(Loans out).
23.6
Disposals
No Obligor

shall (and

the Obligors

shall ensure

that no

other member

of the Covenant

Group
will), enter into

a single transaction

or a series

of transactions (whether related

or not) and
whether voluntary

or involuntary

to sell,

lease, transfer

or otherwise

dispose of

any asset.
This restriction

does not

apply to

the following

disposals which

are (except

for clause
23.6.2
)
on arm's length terms (each a Permitted Disposal ) –
23.6.1
a disposal of

trading stock for

cash or for

trade credit that

is a Permitted

Loan pursuant
to clause
23.12.1

(Loans out), in each case, in the ordinary course of trading;
23.6.2
a disposal of any asset by a

member of the Covenant Group (the
disposing entity ) to
another

member

of

the

Covenant

Group

(other

than

an

Excluded

Subsidiary)

(the
acquiring entity ) incorporated in the same jurisdiction, but only if -

23.6.2.1
where the

disposing entity

is

an

Obligor,

the

acquiring entity

must

also be

an
Obligor (other than Holdco);

23.6.2.2
if the relevant asset is subject to Transaction Security,

the acquiring entity must
provide equivalent

Security for

the benefit

of the

Finance Parties

(in form

and
substance satisfactory to the

Facility Agent) and

the following shall be

delivered
to the Facility Agent in respect thereof to the Facility Agent’s satisfaction -
23.6.2.2.1
legal opinions

as to

the capacity

and authority

of the

relevant Obligor

to
grant such Transaction Security and

the enforceability of such

Transaction
Security; and
23.6.2.2.2
copies of

all resolutions

required to

be passed

in respect

of the

authorisation
of the granting of such Transaction Security; and
23.6.2.3
where the

disposing entity

is

a

Guarantor,

the

acquiring entity

must

also be

a
Guarantor in

the Covenant

Group guaranteeing

an amount

at all

times no

less
than that guaranteed by the disposing entity;
23.6.3
a disposal of obsolete or redundant vehicles, plant and equipment for cash;
23.6.4
a disposal of assets (not

being a business and not

being shares, securities, interests in
real

property

or

rights

under

any

Finance

Document)

in

exchange

for

other

assets
comparable or superior as to type, value and

quality and for a similar purpose (but, if
the

assets

disposed

of

were

subject

to

Transaction

Security,

only

if

Transaction
Security is

established for

the benefit

of the

Finance Parties

(in form

and substance
satisfactory to the Facility Agent) over any

assets so acquired) and the following

shall
be

delivered

to

the

Facility

Agent

in

respect

thereof

to

the

Facility

Agent’s
satisfaction -
23.6.4.1
legal opinions

as to

the capacity

and authority

of the

relevant Obligor

to grant
such Transaction

Security and

the enforceability

of such

Transaction Security;
and
23.6.4.2
copies of all

resolutions required to be

passed in respect of

the authorisation of
the granting of such Transaction Security;
23.6.5
a disposal of Cash Equivalents -
23.6.5.1
for Cash; or

23.6.5.2
in exchange for other Cash Equivalents,
but, if the Cash

Equivalents disposed of were subject to

Transaction Security,

only if
Transaction Security is established for the

benefit of the Finance Parties (in form and
substance satisfactory to the Facility Agent) over any Cash Equivalents so acquired;
23.6.6
a disposal arising as a result of a Permitted Encumbrance;
23.6.7
any other disposal expressly permitted in writing by the Facility Agent;

23.6.8
a disposal by the Term/RCF Borrower of any

treasury shares which it holds

in Holdco
in order to pay the purchase consideration (or a part thereof)

in relation to a Permitted
Acquisition envisaged in clause
23.10.6

or
23.10.7
;

23.6.9
the disposal

by Holdco

to a

member of

the Covenant

Group of

Holdco's shares

and
claims in

Kwande, provided

that the

Term/RCF

Borrower has

provided the

Facility
Agent with

at least

30 Business

Days prior

written notice

thereof and

the Facility

Agent
has

notified the

Term/RCF

Borrower

that

the

Finance Parties

are

satisfied

with

the
terms and conditions of that disposal prior to the implementation thereof;
23.6.10
any disposal of Mobikwik provided that -
23.6.10.1
the consideration for such disposal consists only of cash;

23.6.10.2
no Default is then continuing or would result from such disposal;

and
23.6.10.3
the

provisions

of

clause
8.4

(Mandatory

prepayment

-

material

disposal

and
insurance proceeds)

are complied with;
23.6.11
any other disposal not referred to in this clause
23.6

above which is for cash, made on
arm's-length terms and for full market value and on the condition that -
23.6.11.1
no Default is then continuing nor would result from such disposal;

23.6.11.2
the aggregate book

value (determined with

reference to the

most recent financial
statements, SEC Form or management accounts delivered to the Facility

Agent)
of assets Disposed for the

period commencing on the Signature

Date and ending
on

the

Discharge

Date

does

not

exceed

R60,000,000

(sixty

million

Rand)
(excluding the proceeds received on account of the Disposal of Mobikwik;

and
23.6.11.3
the Term/RCF Borrower

is in

compliance with

each of

the financial

undertakings
set

out

in

clause
22.1

(Undertakings

in

relation

to

financial

condition)

immediately

prior

to

and

(taking

into

account

the

amount

of

the

proposed
disposal if it were to be implemented) immediately following such disposal.
23.7
Change of business
The Obligors

shall procure

that no

substantial change is

made to

the general

nature of

the
business of any member

of the Covenant

Group or the

Covenant Group as a

whole from that
carried on at the Signature Date.
23.8
Merger
No Obligor

shall (and

the Obligors

shall ensure

that no

other member

of the Covenant

Group
will)

enter

into

any

amalgamation,

demerger,

merger,

unbundling

or

corporate
reconstruction. This restriction does not apply to -
23.8.1
any transaction or combination

of transactions which is

required to be implemented

or
expressly permitted by the terms of this Agreement; or
23.8.2
any

other

amalgamation, demerger,

merger,

unbundling or

corporate

reconstruction
permitted in writing by the Facility Agent.
23.9
Assets
Each Obligor shall (and the Obligors shall ensure that each member of the Covenant Group will) maintain in good working order and condition

(ordinary wear and tear excepted) all of
its assets necessary in the conduct of its business.
23.10
Acquisitions
No Obligor (other

than Holdco) shall

(and the Obligors

shall ensure that

no other member
of the Covenant Group will)

acquire or subscribe for shares or

other ownership interests in
or equity securities

of any company

or other person,

acquire any business

or incorporate any
company or other person. This restriction

does not apply to the following

transactions (each
a Permitted Acquisition ) -
23.10.1
the acquisition by a member of the Covenant Group of an asset from another member of the Covenant Group pursuant to a Permitted Disposal;
23.10.2
an acquisition of shares or equity securities pursuant to a Permitted Share

Issue;
23.10.3
the acquisition of Cash Equivalents;
23.10.4
the incorporation of a company as a member of the Covenant Group, but only if -

23.10.4.1
it is

incorporated in a

jurisdiction in Africa

as a

limited liability company

or if
not

incorporated

in

a

jurisdiction

in

Africa

with

limited

liability,

the

Facility
Agent

has

consented

to

the

incorporation

of

such

company

in

the

relevant
jurisdiction;
23.10.4.2
the aggregate amount paid upon incorporation

or establishment of that company
to capitalise it does not exceed R20,000 (or

its equivalent in any other currency
or currencies);

23.10.4.3
no Default is

continuing on, or

would occur as

a result of,

the incorporation of
that company; and
23.10.4.4
the shares

in the

company,

if held

by an

Obligor (other

than Holdco),

become
subject to Transaction

Security, in form and

substance satisfactory

to the Facility
Agent and

the following

shall be

delivered to

the Facility

Agent in

respect thereof
to the Facility Agent’s satisfaction -
23.10.4.4.1
legal opinions

as to

the capacity

and authority

of the

relevant Obligor

to
grant such Transaction Security and

the enforceability of such

Transaction
Security; and
23.10.4.4.2
copies of

all resolutions

required to

be passed

in respect

of the

authorisation
of the granting of such Transaction Security,

within 30 days of the date of its incorporation;
23.10.5
the

acquisition

of

Recharger

Proprietary

Limited

(
Recharger
)

by

the

Term/RCF
Borrower or Prism Holdings Proprietary Limited ( Prism Holdings ) provided that -
23.10.5.1
no Default has occurred which is continuing;

23.10.5.2
the

sale

of

shares

agreement

concluded

between

the

Term/RCF

Borrower,
Holdco,

Ninety Nine

Holdings

Proprietary Limited

and Imtiaz

Dhooma on

or
about

19

November

2024

(the
Recharger

Sale

Agreement
)

or

any

other
agreement referred

to therein

is not

amended without

the prior

written consent
of the Facility Agent;

23.10.5.3
the consideration payable by the Term/RCF

Borrower or Prism Holdings to the
sellers

in

terms

of

the

Recharger

Sale

Agreement

shall

not

exceed
ZAR507,000,000, of

which ZAR332,000,000

shall be

payable in

cash and

the
balance

thereof

by

the

delivery,

to

the

sellers,

of

ordinary

shares

in

Holdco

which,

as

at

the

Signature

Date,

are

held

by

the

Term/RCF

Borrower

(and

if
Prism Holdings

acquires the

shares in

Recharger,

by the

Term/RCF

Borrower
making

such

payments

on

behalf

of

Prism

Holdings

and

creation

of

a
corresponding

loan

account

between

the

Term/RCF

Borrower

and

Prism
Holdings);

23.10.5.4
the

Term/RCF

Borrower shall

(either on

its own

behalf or

on behalf

of Prism
Holdings) loan

an amount

not

exceeding ZAR43,000,000

to

discharge

certain
Financial Indebtedness of Recharger

on the date

on which it

acquires all of

the
shares

in

Recharger

(and

if

the

Term/RCF

Borrower

advances

the

loan

to
Recharger on

behalf of

Prism Holdings,

a corresponding

loan account

shall be
created between the Term/RCF Borrower and Prism Holdings);

23.10.5.5
the

cash

consideration

payable

to

the

sellers

in

terms

of

the

Recharger
Acquisition Agreement

and the

amount contributed

to Recharger

is funded

by
Internally

Generated

Cash

of

the

Covenant

Group

and/or

is

funded

under

the
Senior Term Facilities (subject to the conditions contained therein);

and

23.10.5.6
Recharger

shall become

an Obligor

withing 30

days of

the

date on

which the
Term/RCF

Borrower,

or

Prism

Holdings

(as

applicable),

acquires

all

of

the
shares in Recharger;
23.10.6
an acquisition for cash on arm's length

terms from entities other than Related Parties,
of (i)

at least

the majority

(or acquiring

additional shares

in which

a member

of the
Covenant Group already holds a majority) of the issued share capital and other equity securities of a limited liability company,

or any business or undertaking carried on as
a

going

concern

(a
Majority

Acquisition
)

funded,

in

each

case,

by

(A)

Internally
Generated Cash (B)

proceeds under the

Facilities,

(C) the transfer of

treasury shares in
Holdco held by the Term/RCF Borrower to the applicable seller but only if -
23.10.6.1
the Term/RCF Borrower has given 10 Business

Days' prior notice to

the Facility
Agent of the intention to make such acquisition;
23.10.6.2
subject

to

clause
23.10.6.3.2

below,

the

company,

business or

undertaking (as
applicable)

has

generated

positive

earnings

before

interest,

tax,

depreciation,
amortisation and impairment charges and positive cash flows (calculated, in the case of earnings before

interest, tax, depreciation, amortisation and

impairment
charges, on a pro forma
standalone basis and on substantially the same basis

as
Consolidated EBITDA,

except that

references to

the Term/RCF

Borrower will
be

construed

as

references

to

that

Subsidiary,

company

or

business),

for

the

12 month period ending on

the most recent month-end

prior to the

closing date
for

that

acquisition

(or,

if

not

ascertainable,

for

the

financial

year

of

that
company, business or

undertaking most recently ended prior to the closing

date
for such acquisition);
23.10.6.3
the acquiring entity procures that Security

for the benefit of the

Finance Parties
(and

the

documents

evidencing

or

creating

that

Security

to

be

in

form

and
substance satisfactory to the

Facility Agent) is provided

by all shareholders (and
not only the acquiring entity) over all

the issued shares in and claims against

the
company acquired and the

following shall be

delivered to the

Facility Agent in
respect thereof to the Facility Agent’s satisfaction -
23.10.6.3.1
legal opinions as to the capacity and authority

of the relevant shareholders
to

grant

such

Transaction

Security

and

the

enforceability

of

such
Transaction Security; and
23.10.6.3.2
copies of

all resolutions

required to

be passed

in respect

of the

authorisation
of the granting of such Transaction Security;
23.10.6.3.3
the gross amount

of consideration payable

by any member

of the Covenant
Group

in

relation

to

such

acquisition,

when

taken

together

with

the
aggregate

amount

of

gross

consideration

applied

in

funding

any

other
Majority Acquisitions

under this

clause
23.10.6.3.2
, does

not at

any time
exceed R500,000,000 (or its equivalent in another currency or currencies)
plus any amount which the

Term/RCF Borrower was entitled to Distribute
to Holdco

but that

was not

Distributed less

the aggregate

amount paid

in
relation to any

Minority Acquisitions

(as defined in

clause
23.10.9)

funded
out of Internally Generated Cash or the proceeds of the Facilities; and

23.10.6.4
the Term/RCF Borrower

is in

compliance with

each of

the financial

undertakings
set

out

in

clause
22.1

(Undertakings

in

relation

to

financial

condition)
immediately prior to and (taking into

account the proposed acquisition if

it were
to be made) immediately following the implementation of such acquisition;

23.10.6.5
no Default is continuing or would occur as a result of that acquisition;

or

23.10.7
an acquisition for cash on arm's length

terms from entities other than Related Parties,
of

Majority

Acquisitions,

funded

by

(A)

Shareholder

Contributions

and/or

(B)

the
transfer of treasury

shares in

Holdco held by

the Term/RCF Borrower to

the applicable
seller but only if -

23.10.7.1
the Term/RCF Borrower has given 10 Business

Days' prior notice to

the Facility
Agent of the intention to make such acquisition;
23.10.7.2
the applicable

entity,

business or

undertaking to

be acquired

is congruent

with
the Covenant Group's strategy;

23.10.7.3
the

company,

business

or

undertaking

(as

applicable)

has

generated

positive
earnings before interest, tax, depreciation, amortisation and impairment charges and positive cash

flows (calculated, in

the case of

earnings before interest,

tax,
depreciation, amortisation

and impairment

charges, on

a
pro

forma
standalone
basis and on substantially the

same basis as Consolidated EBITDA, except

that
references

to

the

Term/RCF

Borrower

will

be

construed

as

references

to

that
Subsidiary,

company or business),

for the 12 month

period ending on

the most
recent

month-end

prior

to

the

closing

date

for

that

acquisition

(or,

if

not
ascertainable,

for

the

financial year

of

that

company,

business

or

undertaking
most recently ended prior to the closing date for such acquisition);
23.10.7.4
if

the

acquiring

entity

is

an

Obligor

(or

required

to

become

an

Obligor),

it
procures that Security for the benefit of the

Finance Parties (and the documents
evidencing or creating

that Security to

be in form

and substance satisfactory

to
the Facility

Agent) is

provided by

all shareholders

(and not

only the

acquiring
entity) over all

the issued shares

in and claims

against the company

acquired and
the following

shall be

delivered to

the Facility

Agent in

respect thereof

to the
Facility Agent’s satisfaction -
23.10.7.4.1
legal opinions as to the capacity and authority

of the relevant shareholders
to

grant

such

Transaction

Security

and

the

enforceability

of

such
Transaction Security; and
23.10.7.4.2
copies of

all resolutions

required to

be passed

in respect

of the

authorisation
of the granting of such Transaction Security;
23.10.7.5
the Term/RCF Borrower

is in

compliance with

each of

the financial

undertakings
set

out

in

clause
22.1

(Undertakings

in

relation

to

financial

condition)
immediately prior to and (taking into

account the proposed acquisition if

it were
to be made) immediately following the implementation of such acquisition;

23.10.7.6
no Default is continuing or would occur as a result of that acquisition;

23.10.8
an acquisition for cash on arm's length

terms from entities other than Related Parties,
of

a

Majority

Acquisition

if

such

entity

has

not

generated

positive

earnings

before
interest,

tax,

depreciation,

amortisation

and

impairment

charges

or

not

generated
positive

cash

flows

(calculated,

in

the

case

of

earnings

before

interest,

tax,
depreciation, amortisation

and impairment

charges, on

a
pro

forma
standalone basis
and on substantially

the same basis

as Consolidated EBITDA, except

that references
to the

Term/RCF Borrower

will be

construed as

references to

that Subsidiary, company
or business), for

the 12 month period

ending on the

most recent month-end

prior to the
closing date for that

acquisition (or, if

not ascertainable, for the

financial year of that
company,

business or

undertaking most

recently ended

prior to

the

closing date

for
such

acquisition),

funded

by

(A)

Shareholder

Contributions

or

(B)

Internally
Generated Cash of but only if -
23.10.8.1
the Term/RCF Borrower has given 10 Business

Days' prior notice to

the Facility
Agent of the intention to make such acquisition;
23.10.8.2
the applicable

entity,

business or

undertaking to

be acquired

is congruent

with
the Covenant Group's strategy;

23.10.8.3
the Term/RCF Borrower

is in

compliance with

each of

the financial

undertakings
set

out

in

clause
22.1

(Undertakings

in

relation

to

financial

condition)
immediately prior to and (taking into

account the proposed acquisition if

it were
to be made) immediately following the implementation of such acquisition;

23.10.8.4
the

gross

amount

of

consideration

payable

by

any

member

of

the

Covenant
Group

in

relation to

such acquisition,

when taken

together

with the

aggregate
amount of

gross consideration

applied in

funding any

other acquisitions

under
this clause
23.10.8
, does not at any time exceed R100,000,000 (or its equivalent in another currency or currencies); and
23.10.8.5
no Default is continuing or would occur as a result of that acquisition;

23.10.9
the acquisition

by a

member of

the Covenant

Group of

20% or

more of the

issued share
capital and other equity securities of a limited

liability company but less than 50% of
the issued

share capital

and other

equity securities

of a

limited liability

company (a
Minority Acquisition ) -
23.10.9.1
funded out of -

23.10.9.1.1
either Internally Generated

Cash or the proceeds

of the Facilities,

provided
that the requirements in

clauses
23.10.6.1
,
23.10.6.2
,
23.10.6.4
,
23.10.6.5
are met in respect of that Minority Acquisition mutatis mutandis
; or

23.10.9.1.2
Shareholder

Contributions,

provided

that

the

requirements

in

clauses
23.10.7.1
,
23.10.7.2
,
23.10.7.3
,
23.10.7.5

and
23.10.7.6

are met in respect
of that Minority Acquisition, mutatis mutandis
;

23.10.9.2
the

gross

amount

of

consideration

payable

by

any

member

of

the

Covenant
Group

in

relation to

such acquisition,

when taken

together

with the

aggregate
amount of

gross consideration

applied in

funding any

other acquisitions

under
this clause
23.10.9
, does not at any time exceed R300,000,000 (or its equivalent in another currency or currencies); and
23.10.9.3
if

the

acquiring

entity

is

an

Obligor

(or

required

to

become

an

Obligor),

it
procures that Security for the benefit of the

Finance Parties (and the documents
evidencing or creating

that Security to

be in form

and substance satisfactory

to
the Facility Agent) is

provided by the acquiring entity

over the issued shares in
and claims against the company

acquired and the following

shall be delivered to
the Facility Agent in respect thereof to the Facility Agent’s satisfaction -
23.10.9.3.1
legal opinions as

to the

capacity and

authority of the

relevant member of
the

Covenant

Group

to

grant

such

Transaction

Security

and

the
enforceability of such Transaction Security; and
23.10.9.3.2
copies of

all resolutions

required to

be passed

in respect

of the

authorisation
of the granting of such Transaction Security;
23.10.10
the acquisition by a member of

the Covenant Group of Holdco's shares and

claims in
Kwande, provided that the Term/RCF Borrower has provided the Facility Agent with at

least

30

Business

Days

prior

written

notice

thereof

and

the

Facility

Agent

has
notified the Term/RCF

Borrower that the Finance

Parties are satisfied with

the terms
and conditions of that acquisition prior to the implementation thereof;

23.10.11
any acquisition expressly permitted in writing by the Facility Agent.
23.11
Joint Ventures
23.11.1
No Obligor shall (and the Obligors

shall ensure that no other

member of the Covenant
Group will) -

23.11.1.1
enter into, invest

in or acquire

(or agree to

acquire) any shares,

stocks, securities,
partnership interest or other interest in any Joint Venture; or

23.11.1.2
transfer any

assets to

or lend

to or

guarantee or

give an

indemnity for

or grant
any

security

interest

for

the

obligations

of

a

Joint

Venture

or

maintain

the
solvency of, or provide

working capital to, any

Joint Venture (or agree to do any
of the foregoing).
23.12
Loans out
No Obligor (other

than Holdco) shall

(and the Obligors

shall ensure that

no other member
of

the

Covenant

Group will)

be a

creditor in

respect of

any

Financial Indebtedness.

This
restriction does not apply to the following items (each a Permitted Loan ) -
23.12.1
trade credit extended

by a

member of the

Covenant Group

(save for EasyPay

Financial
Services Proprietary Limited and EasyPay Proprietary Limited) to

its customers -
23.12.1.1
on its standard terms

(unless the terms

of that trade

credit are more favourable

to
it than those standard terms);
23.12.1.2
in the ordinary course of its trading activities; and
23.12.1.3
which has a credit term of not more than 120 days;

23.12.2
loans

provided

by

EasyPay

Financial

Services

Proprietary

Limited

and

EasyPay
Proprietary Limited to their customers -
23.12.2.1
on their standard terms;
23.12.2.2
in the ordinary course of its trading activities; and
23.12.2.3
which has a credit term of not more than 12 Months;
23.12.3
the

loan

by

the

Term/RCF

Borrower

to

Recharger

in

an

amount

not

exceeding
ZAR43,000,000 as envisaged in the Recharger Acquisition Agreement to be made on the

date

on

which

the

Term/RCF

Borrower

acquires

all

of

the

issued

shares

in
Recharger and as further envisaged in clause
23.10.5
, provided that such agreement is
not amended without the prior written consent of the Facility Agent;

23.12.4
loans

provided

by

the

Term/RCF

Borrower

to

Holdco,

which

shall

not

exceed

an
aggregate of the ZAR

equivalent of USD10,000,000 (Indexed) in any

Financial Year
less (i)

the amount

of any

Kwande Distributions received

in that

Financial Year

and

(ii) the

amount of

any Distributions

made by

the Term/RCF

Borrower to

Holdco in
any Financial Year in accordance with clause
23.21.2
, provided that -
23.12.4.1
any

and

all

Authorisations

required

by

any

regulatory

authority

(including
without limitation

the Financial

Surveillance Department

of the

South African
Reserve Bank) to make such loan has been obtained;
23.12.4.2
no other amount due

and payable under the

Senior Facilities remains unpaid as
at the date on which the payment is proposed to be made;
23.12.4.3
no Default is then continuing or would result from that payment;
23.12.4.4
taking

into

account

the

amount

of

the

proposed

loan

if

it

were

to

be

made
immediately

prior

to

and

immediately

following

such

payment

each

of

the
financial

undertakings

set

out

in

clause
22.1

(Undertakings

in

relation

to
financial condition)

has been

met, as
prima facie
evidenced by

delivery to

the
Facility Agent

of a

certificate in

the agreed

form signed

the chief

financial officer
of the Group and at least one director of the Term/RCF Borrower setting out (in reasonable

detail)

computations

of

such

compliance

(and

which

includes
pro
forma

adjustments to take into account the amount of the proposed payment);

23.12.5
loans provided by -
23.12.5.1
one Obligor to another Obligor (other than Holdco);

and/or
23.12.5.2
an Obligor to another

member of the Covenant Group

(which is not an

Obligor
in

the

Covenant

Group)

or

a

third

party,

provided

that

the

loans

outstanding
together with

the indebtedness

incurred in

accordance with

clauses
23.5.1.18

and
23.13.10

do not exceed ZAR50,000,000 at any time;
23.12.5.3
a member of the Covenant Group which is not an

Obligor to another member of
the

Covenant

Group

which

is

not

an

Obligor

in

the

Covenant

Group

or

an
Excluded

Subsidiary,

provided

that

the

loans

outstanding

do

not

exceed
ZAR50,000,000 at any time;

23.12.6
any loan which is made pursuant to the Permitted Cash Management

Arrangement;
23.12.7
loans or credit expressly permitted in writing by the Facility Agent;

23.12.8
loans or credit not otherwise permitted by this clause above provided by a member of the Covenant Group to

its customers, provided that

it may only provide

loans or credit
under this clause
23.12.8

in the regular and ordinary course of business -
23.12.8.1
if no Default is then continuing nor would result from such provision;

23.12.8.2
to

persons

that

are

not

direct

or

indirect

shareholders

of

Holdco

and/or

any
related or interrelated persons

(as defined in the Companies

Act) to any direct

or
indirect shareholders of Holdco;

23.12.8.3
if such

loan is

not to

a Sanctioned

Entity and

will not

constitute a

Sanctioned
Transaction; and
23.12.8.4
the Term/RCF Borrower

is in

compliance with

each of

the financial

undertakings
set

out

in

clause
22.1

(Undertakings

in

relation

to

financial

condition)
immediately prior to

and (taking into

account the

amount of the

proposed loan
or credit

if it

were to

be provided)

immediately following

the advance

of such
loan or credit.
23.13
Third party guarantees
No Obligor

shall (and

the Obligors

shall ensure

that no

other member

of the Covenant

Group
will)

incur

or

allow

to

remain

outstanding

any

guarantee

or

suretyship

in

respect

of

any
obligation of

any person.

This

restriction does

not apply

to

the

following (in

each

case a
Permitted Guarantee ) -
23.13.1
any guarantee arising under the Finance Documents;
23.13.2
guarantees provided

by Holdco

to a

seller in

respect of

an acquisition,

provided that
such acquisition

is a

Permitted Acquisition

contemplated in

clause
23.10.6
,
23.10.7
,
23.10.8
,
23.10.9
, or
23.10.11.
23.13.3
guarantees by

Obligors in

the Covenant

Group in

respect of

the Permitted

Financial
Indebtedness of other Obligors in the Covenant Group;
23.13.4
any guarantee required

to be

given to any

municipality or utility

provider, and

made
by a member of the Covenant Group in the regular and ordinary course of business;
23.13.5
any guarantee provided by a member of the Covenant Group to a third party financier
of an

Excluded Subsidiary, provided

that the

Facility Agent

is satisfied

that the

liability

of that member of the Covenant Group is limited

to the shares and claims held by that
member of the Covenant Group in the applicable Excluded Subsidiary;
23.13.6
any guarantee

provided by

the Term/RCF

Borrower to

RMB in

connection with

the
guarantee

facility

provided

by

RMB

to

Sandulela

Technology

Proprietary

Limited,
registration

number

2002/021487/07,

in

terms

of

a

working

capital

facility

letter
reference no: CM/01/Sandulela/2025,

as may be amended,

varied, restated or

replaced
from time

to time

(the
Facility Letter
), provided

that the

aggregate amount

payable
by

the

Term/RCF

Borrower

in

terms

of

that

guarantee

shall

not

exceed
ZAR30,000,000, together with interest,

costs and expenses relating

thereto as set out
in the Facility Letter;
23.13.7
any guarantee given by

a member of the

Covenant Group in relation

to the Financial
Indebtedness envisaged in clause
23.5.1.3;
23.13.8
any

suretyship

and/or

guarantee

entered

into

pursuant

to

the

Permitted

Cash
Management Arrangement;

23.13.9
any guarantee expressly permitted in writing by the Facility Agent;
23.13.10
a

guarantee

(i)

provided

by

an

Obligor

in

the

Covenant

Group

for

the

Financial
Indebtedness of another Obligor in

the Covenant Group, or

(ii) provided by an

entity
which

is

not

an

Obligor

in

the

Covenant

Group

for

the

Financial

Indebtedness

of
another

entity

which

is

not

an

Obligor

in

the

Covenant

Group

,

provided

that

the
aggregate

indebtedness

pursuant

to

this

clause

and

clauses
23.5.1.18

(Financial
Indebtedness) and
23.12.5.2

does not

at any

time exceed

R50,000,000 (or

its equivalent
in

another

currency

or

currencies),

and

the

remainder

of

the

provisions

of

clause
23.5.1.18

are complied with,
mutatis mutandis
; and

23.13.11
the

Facility

Agent

has,

in

relation

to

any

guarantee

or

indemnity

that

replaces

the
guarantee

or

indemnity

that

is

in

effect

as

at

the

Closing

Date

(the
Existing
Guarantee/Indemnity
), confirmed

that it is

satisfied with the

form of the

replacement
guarantee

or

indemnity

and

such

form

of

guarantee

or

indemnity,

as

well

as

the
Existing Guarantee/Indemnity,

is not

amended or

replaced without

the express

prior
written consent of the Facility Agent.
23.14
Treasury Transactions

23.14.1
No Obligor shall (and the Obligors

shall ensure that no other

member of the Covenant
Group will) enter into any Treasury Transaction. This restriction does not apply to the
following Treasury Transactions (each a Permitted Treasury Transaction ) -
23.14.1.1
spot and

forward delivery

foreign exchange

contracts entered

into in

the ordinary
course of business -
23.14.1.1.1
under a WCF Agreement;

or

23.14.1.1.2
with any other

financial institution, provided that

no Security is

provided
to

such

financial

institution

and

the

aggregate

Financial

Indebtedness
incurred by the members

of the Covenant Group falls

within the amounts
set out in clause
23.5.1.18,

but not for speculative purposes; or
23.14.1.2
any Treasury Transaction expressly permitted in writing by the Facility Agent.
23.15
Arm's length transactions
No Obligor

shall (and

the Obligors

shall ensure

that no

other member

of the Covenant

Group
will) enter

into any transaction

with any

person, otherwise than

on arm's-length

terms and
for full market value, save for -
23.15.1
loans

made

or

credit

provided

by

members

of

the

Covenant

Group

as

permitted

in
terms of this Agreement;

23.15.2
transactions

between

members

of

the

Covenant

Group

concluded

in

the

ordinary
course

of

business

and,

in

circumstances

where

one

or

more

of

the

parties

to

such
transactions are not wholly owned

Subsidiaries of the Term/RCF

Borrower, on arms'
length terms.
23.16
Insurance

23.16.1
In this clause a prudent owner

means a prudent owner and operator of any business,
and of

assets of

a type

and size,

similar in

all cases

to those

owned and

operated by
any member of the Covenant Group in a similar location.
23.16.2
Each

Obligor

shall

(and

the

Obligors

shall

ensure

that

each

other

member

of

the
Covenant Group will) ensure that its Insurances -

23.16.2.1
insure it for its

insurable interest in respect of

all risks which are required

to be
insured

against

under

any

applicable

law

or

regulation

and

which

a

prudent
owner would insure against;
23.16.2.2
insure

it

against

losses

arising

from

business

interruption

(if

a

prudent

owner
would do so); and
23.16.2.3
in the case of any other

asset or risk, provide cover

up to a limit which a

prudent
owner would buy.
23.16.3
Each

Obligor

shall

(and

the

Obligors

shall

ensure

that

each

other

member

of

the
Covenant Group will) -
23.16.4
ensure that

its Insurances

are underwritten

by an

insurance company

or underwriter
which is of

international standing and

is not a

captive insurer which

is a member

of the
Covenant Group; and
23.16.5
ensure the

terms of its

Insurances are

no less favourable

than those which

are generally
available to a prudent owner, and subject to no greater excess, deductible or retention than a prudent owner of its assets and businesses would carry.
23.17
Insurances - Notice under the Short-Term Insurance Act
23.17.1
Each

Obligor

confirms, in

respect

of

all

Insurances

required to

be maintained

by it
under

the

Finance

Documents, that

it

is

aware

and fully

appraised of

the

following
choices it has

under section 43

of the Short-Term

Insurance Act, 1998

(
Short-Term
Insurance Act ) -
23.17.1.1
a

choice

of

entering

into

a

new

policy

contract,

making

available

an

existing
policy contract or using a combination of those options; and
23.17.1.2
a choice as to the identity

of the insurer (if a new

policy contract is to be entered
into)

and

the

person

(if

any)

who

is

to

render

services

as

intermediary

in
connection with the transaction; and
23.17.1.3
subject to

the provisions

of this

Agreement, a

choice as

to

whether or

not the
value of the relevant

policy contracts will exceed

the value of the

interests of the
Finance Parties.
23.17.2
This clause
23.17

constitutes written notification to the Obligors of

their rights under
section 43 of the

Short-Term Insurance Act.

Regardless of the sequence in which

the

Finance Documents

are executed,

no benefits

under any

policy contract

made available
to the

Finance Parties under

a Finance

Document shall accrue

to the

Finance Parties
before the Signature Date.
23.17.3
Each Obligor confirms that it

exercised its freedom of choice

under section 43 of the
Short-Term

Insurance Act and

that it

was not

subject to

any coercion

or inducement
as to the manner in which that freedom of choice was exercised.
23.18
Intellectual Property Rights
23.18.1
Except as provided below, each Obligor shall (and the Obligors shall ensure that each other member of the Covenant Group will) -
23.18.1.1
make

any

registration and

pay

any

fee

or

other amount

which is

necessary to
retain

and

protect

the

Intellectual

Property

Rights

which

are

material

to

the
business of a member of the Covenant Group;
23.18.1.2
record its interest in those Intellectual Property Rights;
23.18.1.3
take

such

steps

as

are

necessary

and

commercially

reasonable

(including

the
institution

of

legal

proceedings)

to

prevent

third

parties

infringing

those
Intellectual Property Rights;
23.18.1.4
not use or permit any such

Intellectual Property Right to

be used in a way which
may, or take or omit

to take any

action which

may, adversely affect the existence
or value of such Intellectual Property Right; and
23.18.1.5
not grant any licence

in respect of

those Intellectual Property

Rights, without the
express prior consent of the Facility Agent.
23.18.2
Clause
23.18.1

above

does

not

apply

to

licence

arrangements

entered into

between
members of the Covenant Group for so long as

they remain members of the Covenant
Group or to licence arrangements entered into

on normal commercial terms and in

the
ordinary course of its business.
23.19
Environmental matters
23.19.1
Each Obligor shall

(and the Obligors

shall ensure that

each other

member of the

Group
will) -
23.19.1.1
comply with

all Environmental

Law to

which it

is subject

in all

material respects;

23.19.1.2
obtain, maintain and ensure compliance with all Environmental Permits that are required to carry on its business in the ordinary course; and
23.19.2
implement procedures to

monitor compliance with

and to prevent

liability under any
Environmental Law, including monitoring adequate

financial provisioning as

required
in respect thereof.
23.19.3
Each Obligor shall -
23.19.3.1
as

soon

as

reasonably

practicable

and,

in

any

event,

within

30

days

upon
becoming aware of the same, inform the Facility Agent

in writing of any breach
of

Environmental

Law

by

any

member

of

the

Group,

where

the

breach

of
Environmental Laws is

material to the

conduct of the

business of

a member of
the Group or is reasonably likely to result in any liability for a Finance

Party;
23.19.3.2
as soon as reasonably possible and,

in any event, within 14 days

upon becoming
aware of

the same

(or such

longer period

as the

Facility Agent

may agree)

inform
the Facility Agent in writing of -
23.19.3.2.1
any

Environmental

Claim

against

it

or

any

other

member

of

the

Group
which is current, pending or threatened; and
23.19.3.2.2
any

facts

or

circumstances

which

are

reasonably

likely

to

result

in

any
Environmental

Claim

being

commenced

or

threatened

against

it

or

any
other member of the Group,
where the

Environmental Claim

is material

to the

conduct of

the business

of a
member of

the Group

or is

reasonably likely

to result

in any

liability for

a Finance
Party;
23.19.3.3
as

soon

as

reasonably

practicable

following

request

by

the

Facility

Agent,
prepare and deliver to the Facility Agent -
23.19.3.3.1
a written

report, in form

and substance satisfactory

to the

Facility Agent,
in

respect

of

any

such

breach

of

Environmental

Law

or

any

actual

or
threatened Environmental Claim; and
23.19.3.3.2
a corrective action plan

in respect of any

failure by a member

of the Group
to

comply

with

Environmental Laws

(being

a

written

plan,

in

form

and
substance

satisfactory

to

the

Facility

Agent,

to

remedy

any

actual

or
potential adverse consequences of any such failure).

23.19.4
The

Term/RCF

Borrower

hereby

indemnifies

each

Finance

Party

and

its

officers,
employees, agents and delegates (together

the
Indemnified Parties ) against any loss
or liability suffered or incurred by that Indemnified Party (except to the extent caused by such Indemnified Party's own gross negligence or wilful default) which -
23.19.4.1
arises

by

virtue

of

any

actual

or

alleged

breach

of

any

Environmental

Law
(whether by any Obligor, an Indemnified Party or any other person); or
23.19.4.2
arises in connection with an Environmental Claim,
which relates to

the Group,

any assets

of the

Group or the

operation of all

or part of
the

business

of

the

Group

(or,

in

each

case,

any

member

of

the

Group)

and

which
would not have arisen

if the Finance Documents

or any of them

had not been executed
by that Finance Party.
23.20
Share capital
23.20.1
No Obligor shall (and the Obligors

shall ensure that no other

member of the Covenant
Group will) -
23.20.1.1
redeem, purchase,

defease, retire

or repay

any of

its shares

or share

capital (or
any instrument convertible into shares or share capital) or resolve to do so;
23.20.1.2
issue any shares (or

any instrument convertible

into shares) which by

their terms
are redeemable or

carry any right

to a return

prior to the

Final Discharge Date;
or
23.20.1.3
issue

any shares

or

share capital

(or any

instrument convertible

into shares

or
share capital) to any person.
23.20.2
Clauses
23.20.1.2

and
23.20.1.3

above do

not apply

to the

following (each

a
Permitted
Share Issue ) -
23.20.2.1
the issue of shares by a member of the Covenant Group which is not an Obligor to another member of the

Covenant Group, provided

that those shares are

issued
to the existing shareholders of that member of the Covenant Group;
23.20.2.2
the

issue

of

shares

by

an

Obligor

or

a

member

of

the

Group

which

is

not

an
Obligor to

another Obligor,

provided that

if

any shares

in

the

Obligor issuing
those shares are the subject

of Transaction Security, any further shares so issued

become

the

subject

of

an

equivalent

Security

for

the

benefit

of

the

Finance
Parties on the same terms;
23.20.2.3
any issue of

shares by Holdco

provided that such

issue does not

lead to a

Control
Event;
23.20.2.4
an issue

of shares

to a

person with

the express

prior consent

of the

Facility Agent.
23.21
Distributions
23.21.1
No

Obligor

(other

than

Holdco)

shall

(and

the

Obligors

shall

ensure

that

no

other
member of the Covenant Group will)

make any distribution. This restriction does not
apply to the following distributions (each a Permitted Distribution ) -
23.21.1.1
any cash distribution by

a member of the

Covenant Group to its

direct Holding
Company that is another member of the Covenant Group;
23.21.1.2
any cash distribution by a member of the Covenant Group to any of its minority
shareholders provided such distribution is in relation to a dividend declared pro rata

between all shareholders of that member of the Covenant Group;
23.21.1.3
any other distribution made with

the express prior consent of the

Facility Agent.
23.21.2
The Term/RCF Borrower may make payment of a cash distribution to Holdco, -
23.21.2.1
which shall not

exceed an aggregate of

the ZAR equivalent

of USD10,000,000
(Indexed) in any Financial

Year less (i) the amount of any

Kwande Distributions
received

in

that

Financial Year

and

(ii)

the

amount

of

any loans

made

by

the
Term/RCF

Borrower to

Holdco in

any Financial

Year

as permitted

in terms

of
clause
23.12.4
, provided that -
23.21.2.1.1
any and all Authorisations required by any regulatory authority (including without

limitation

the

Financial

Surveillance

Department

of

the

South
African Reserve Bank) to make such Distribution has been obtained;
23.21.2.1.2
no

other

amount

due

and

payable

under

the

Senior

Facilities

remains
unpaid as at the date on which the payment is proposed to be made;
23.21.2.1.3
no Default is then continuing or would result from that payment;
23.21.2.1.4
taking into

account the

amount of

the proposed

payment if

it were

to be
made immediately prior to and immediately following such payment each of

the

financial

undertakings

set

out

in

clause
22.1

(Undertakings

in
relation to financial condition) has been met,

as
prima facie evidenced by
delivery to the Facility Agent of a certificate in the agreed form signed by the

chief

financial

officer

of

the

Group

and

at

least

one

director

of

the
Term/RCF

Borrower

setting

out

(in

reasonable

detail)

computations

of
such compliance

(and which includes
pro forma

adjustments to

take into
account the amount of the proposed payment); and

23.21.2.2
in addition to

the cash distribution

envisaged in

clause
23.21.2.1
, if the

following
conditions are met -
23.21.2.2.1
the Term/RCF

Borrower has

given 10

Business Days'

prior notice

to the
Facility Agent of the intention to make such payment;
23.21.2.2.2
a

Compliance

Certificate

for

the

Measurement

Period

ending

on

the
Measurement Date immediately preceding

the date on which

that payment
is proposed to be made has been delivered to the Facility Agent;
23.21.2.2.3
taking into

account the

amount of

the proposed

payment if

it were

to be
made -
23.21.2.2.3.1
immediately prior to and immediately following such payment -
23.21.2.2.3.1.1
the

ratio

of

Total

Borrowings

immediately

prior

to

and
following such

payment to

Consolidated EBITDA

for the

12
Month period ending on the most recent

Measurement Date is
less than 2.00; and
23.21.2.2.3.1.2
each

of

the

financial

undertakings

set

out

in

clause
22.1
(Undertakings in relation to financial condition) has been met;
and
23.21.2.2.3.2
for

the

next

three

Measurement

Periods

ending

on

the

three
Measurement Dates immediately following

that payment each of the
financial

undertakings

set

out

in

clause
22.1

(Undertakings

in
relation

to

financial

condition)

(on

the

basis

of

reasonable
assumptions) are forecast to be met,
in each case, as prima facie evidenced by delivery to the Facility Agent of a certificate in the agreed form

signed by the chief financial officer

of the
Group and at least one director

of the Term/RCF

Borrower setting out (in

reasonable detail)

computations of

such compliance

(and which

includes
pro

forma

adjustments

to

take

into

account

the

amount

of

the

proposed
payment);
23.21.2.2.4
all amounts payable

under clause
9

(Prepayment offers and

priorities) have
been received in full by the relevant Lenders;
23.21.2.2.5
any

and

all

Authorisations(including

without

limitation

the

Financial
Surveillance Department of the South African

Reserve Bank) required by
any regulatory authority to make such Distribution has been obtained;
23.21.2.2.6
no

other

amount

due

and

payable

under

the

Senior

Facilities

remains
unpaid as at the date on which the payment is proposed to be made;
23.21.2.2.7
no Default is then continuing or would result from that payment;
23.21.2.2.8
that payment is not prohibited under any applicable law; and
23.21.2.2.9
no more than

two such payments

may be made

during any financial

year
of the Group.

23.22
Taxes
23.22.1
Each Obligor shall

(and the Obligors

shall ensure that

each other

member of the

Group
will) pay and discharge all

Taxes imposed

upon it or its assets

within the time period
allowed without incurring penalties unless and only to the extent that -
23.22.1.1
such payment is being contested in good faith;
23.22.1.2
the amount

under dispute

is not

in excess

of 2%

in aggregate

of Consolidated
EBITDA (calculated with reference

to Holdco's most recently

delivered annual
financial statements);
23.22.1.3
adequate reserves are being

maintained for those Taxes and the costs

required to
contest them which have been disclosed in its latest financial statements;

and
23.22.1.4
such payment can be lawfully withheld.
23.22.2
No member of the Group may change its residence for Tax purposes.
23.23
Amendments to documents

23.23.1
No

Obligor

(other

than

Holdco)

shall

(and

the

Obligors

shall

ensure

that

no

other
member of the Covenant Group will) -
23.23.1.1
amend its memorandum of incorporation or other constitutional documents;

23.23.1.2
amend

or

waive

any

term

of

any

document

delivered

to

the

Facility

Agent
pursuant to clause
5.1

(Initial conditions precedent),
without the express prior written

consent of the Facility Agent

or which are minor or
administrative

in

nature

and

will

not

adversely

affect

the

interests

of

the

Finance
Parties.
23.23.2
The Term/RCF

Borrower must

promptly supply

to the

Facility Agent

a copy

of any
amendment to any of the documents referred to in clause
23.23.1

above.
23.24
Access
23.24.1
Upon reasonable

notice by

the

Facility Agent,

each Obligor

shall (and

the Obligors
shall

ensure

that

each

other

member

of

the

Group

will)

allow

any

one

or

more
representatives of

the Finance

Parties and/or

accountants or

other professional

advisers
appointed by

the Finance

Parties to have

access during normal

business hours to

the
premises, assets, books and records of that member of the Group.
23.24.2
The Facility

Agent may

not give

notice under clause
23.24.1

above more than

twice
every financial year, unless it

reasonably believes that a Default is continuing or may
have occurred or may occur and notifies the Term/RCF

Borrower that it is exercising
its rights under this clause
23.24.
23.25
Anti-corruption laws and Sanctions
23.25.1
No Obligor

shall (and

the Obligors

shall ensure

that no

other member

of the

Group
will) -
23.25.1.1
contravene any Sanctions;
23.25.1.2
at any

time be

a party

to or

participate in

a Sanctioned

Transaction in

any manner;
or
23.25.1.3
directly

or

indirectly

use

the

proceeds

of

any

Facility

for

any

purpose

which
would breach

the Prevention

and Combatting

of Corrupt

Activities Act,

2004,
the

United

Kingdom

Bribery

Act

2010,

the

United

States

Foreign

Corrupt
Practices Act of 1977 or other similar legislation in other jurisdictions.

23.25.2
Each Obligor shall (and Holdco shall ensure that each member of the Group will) -
23.25.2.1
take all

reasonable steps

to ensure

that appropriate

controls and

safeguards are
in place, designed to prevent it or any other member of

the Group from being or
becoming involved in a Sanctioned Transaction; and
23.25.2.2
conduct its

businesses in

compliance with

applicable anti-corruption

laws and
maintain policies and

procedures designed to

promote and

achieve compliance
with such laws.
23.26
Further Transaction Security
23.26.1
Each

Additional

Guarantor

shall,

immediately

upon

becoming

an

Additional
Guarantor, execute and deliver to

the Debt Guarantor (on

behalf of the Facility

Agent)
such Security Documents, in form and substance satisfactory to the Facility Agent, as may

be

necessary

to

ensure

that

all

of

the

Transaction

Security

required

under
Annexure

G

(Transaction

Security)

from

it

is

established

in

favour

of

the

Debt
Guarantor over all of its assets.
23.26.2
If,

after

the

Closing Date

or

the

date

upon which

it became

an

Obligor,

an Obligor
(other than

Holdco) acquires

any relevant

assets (including

any shares

or ownership
interests

in

and/or

claims

against

any

person)

over

which it

is

required

to

establish
Transaction Security

pursuant to Annexure G

(Transaction Security), it

shall execute
and deliver

to the

Debt Guarantor

such Security

Documents, in

form and

substance
satisfactory to the Facility Agent, as may be necessary to ensure that at all times such required

effective

first-ranking

Transaction

Security

is

established

in

favour

of

the
Debt

Guarantor

over

those

assets,

within

10

Business

Days

of

being

acquired

(in
respect

of

any

such

assets

situated,

or

entity

established,

in

South

Africa)

or
30 Business Days

of being

acquired (in

respect of

any such

assets situated,

or entity
established, in another jurisdiction).
23.26.3
If, at any

time after the

Closing Date, the

aggregate of the

gross assets, EBITDA

(as
defined

in

clause
2.1.101.4

above)

or

total

revenue

of

the

Subsidiaries

of

the
Term/RCF

Borrower

which

are

members

of

the

Covenant

Group

incorporated

in

a
jurisdiction outside South Africa, and who are not Obligors at that time, (the Non-SA
Subsidiaries
) equal

or exceed

10% of

Consolidated EBITDA

or 10%

of the

total assets
or total revenue of the

Covenant Group, as evidenced by reference to the

most recent
Compliance

Certificate,

financial

statements

of

any

such

Subsidiary

and

the
consolidated financial statements or management accounts of

the Covenant Group or
SEC Form

(as applicable),

then the

Term/RCF Borrower must

procure that

the relevant

member or

members of

the Covenant

Group holding

shares, equity

securities and

other
ownership interests in any such

Non-SA Subsidiaries enter into Security

Documents,
in

form

and

substance

satisfactory

to

the

Facility

Agent,

in

favour

of

the

Debt
Guarantor to

establish the

Security equivalent

to that

described in

clause 1.2

(South
African

Obligors

and

Material

Subsidiaries)

of

Annexure

G

(Transaction

Security)
over all its

shares, equity securities

and other ownership

interests it holds,

from time
to

time,

in

any

such

Non-SA

Subsidiary

(together

with

all

its

debt

claims

(on
shareholder loan

account or

otherwise) against

that Non-SA

Subsidiary), in

relation
only

to

so

many

of

such

Non-SA

Subsidiaries

as

is

required

to

ensure

that

if

the
financial

position

of

such

Non-SA

Subsidiaries

were

not

taken

into

account

in
calculating the gross assets, EBITDA or total revenue of all Non-SA Subsidiaries,

the
aggregate of (i) the EBITDA of

the Non-SA Subsidiaries would be

less than 10%, of
Consolidated

EBITDA

and

(ii)

of

the

gross

assets

or

total

revenue

of

the

Non-SA
Subsidiaries would

be less

than 10%

of the

Consolidated EBITDA,

gross assets

or total
revenue of the Covenant Group. For this purpose -
23.26.3.1
the

EBITDA,

gross

assets

or

total

revenue

of

a

Non-SA

Subsidiary

of

the
Term/RCF

Borrower

which

is

a

member

of

the

Covenant

Group

will

be
determined from its financial statements or management accounts

(in each case,
consolidated

if

it

has

Subsidiaries)

which

were

consolidated

into

the

latest
audited

consolidated

financial

statements

or

management

accounts

of

the
Term/RCF

Borrower

or

the

SEC

Form

(adjusted

on

a

pro

forma

basis

as
contemplated

in

clause
21.1.1.3

or
21.1.5.2

(Financial

statements),

as
applicable);
23.26.3.2
if a

Non-SA Subsidiary

of the

Term/RCF

Borrower becomes

a member

of the
Covenant Group after the

date on which the

latest audited consolidated financial
statements

or

management

accounts

of

the

Term/RCF

Borrower

or

the

SEC
Form have

been prepared,

the EBITDA,

gross assets

or total

revenue of

that Non-
SA

Subsidiary

will

be

determined

from

its

latest

financial

statements

or
management accounts (in each case, consolidated if it has Subsidiaries);
23.26.3.3
the Consolidated EBITDA, gross assets or total revenue of the Covenant Group will be

determined from

the latest

audited consolidated

financial statements

or
management accounts of

the Term/RCF Borrower or

the SEC Form

(adjusted on
a

pro

forma

basis

as

contemplated

in

clause
21.1.1.3

or
21.1.5.2

(Financial
statements), as applicable);

23.26.3.4
the EBITDA

of a

Non-SA Subsidiary will

be determined on

the same basis

as
Consolidated EBITDA (as defined in clause
2.2

(Financial Definitions) above),
except that references to the Covenant Group

will be construed as references to
that Non-SA Subsidiary; and
23.26.3.5
where financial

statements and

management accounts

of a

Non-SA Subsidiary
or

the

Term/RCF

Borrower

are

available

in

respect

of

the

same

accounting
period,

the

financial

statements

shall

be

used

for

purposes

of

making

the
necessary determinations.
23.26.4
The

Term/RCF

Borrower must

procure that

the

Security

Documents required

to

be
entered into under

this clause are

entered into, and

to the extent

necessary registered
at any applicable statutory public

register in any relevant

jurisdiction, within 60 days
of the date of delivery of

a Compliance Certificate, financial

statements,

SEC Form or
management accounts, as applicable.
23.26.5
Each Obligor shall

(and shall procure

that each other

relevant member of

the Covenant
Group

which

is

its

Subsidiary

will)

at

its

own

expense,

execute

and

do

all

such
assurances, acts and things as the Facility Agent may reasonably require -
23.26.5.1
for

registering

any

Security

Documents

in

any

applicable

statutory

public
register; or
23.26.5.2
for perfecting or protecting the Transaction

Security intended to be afforded by
the Security Documents; and
23.26.5.3
if a

Security Document

has become

enforceable, for

facilitating the

realisation
of all or any

part of the assets which

are subject to that

Security Document and
the exercise of all powers, authorities and discretions vested in a Finance Party,
and in

particular shall execute

all transfers, cessions

and releases of

that Transaction
Security, whether to the Debt Guarantor or to

its nominees and give all notices,

orders
and directions which the Facility Agent may reasonably think expedient.
23.27
Ownership of Guarantors
The Term/RCF Borrower shall ensure that -
23.27.1
in

relation

to

each

Original

Guarantor,

unless

otherwise

permitted

under

this
Agreement, the

percentage of

the

equity securities

in the

issued capital

of any

such
Original

Guarantor

owned,

directly

or

indirectly,

legally

and

beneficially,

by

the

Term/RCF

Borrower are

equal to

or greater

than those

percentages stipulated

in the
Group Structure Chart unless otherwise agreed in writing by the Facility Agent;

and
23.27.2
in

relation

to

each

Additional

Guarantor,

unless

otherwise

permitted

under

this
Agreement, the

percentage of

the

equity securities

in the

issued capital

of any

such
Additional

Guarantor

owned,

directly

or

indirectly,

legally

and

beneficially,

by

the
Term/RCF Borrower are not less than

the percentage held

by the Term/RCF Borrower
at the

time such Additional

Guarantor became

a Guarantor

pursuant to

this Agreement.
23.28
Guarantor coverage
23.28.1
The

Term/RCF

Borrower

shall

ensure

that,

at

all

times

after

the

Closing

Date,

the
aggregate contribution

of the

Guarantors (calculated

on an

unconsolidated basis

and
excluding

all

intra-Covenant

Group

items

and

investments

in

Subsidiaries

of

any
member of the Covenant Group) represents not less than 90% of -
23.28.1.1
the Consolidated EBITDA of the Covenant Group;
23.28.1.2
gross assets of the Covenant Group; and
23.28.1.3
total revenue of the Covenant Group.
23.28.2
If, at any time after the Signature Date -
23.28.2.1
it is

demonstrated by

reference to

the most

recent Compliance

Certificate, the
financial statements of any Subsidiary

that is a member

of the Covenant Group
and

the

consolidated

financial

statements

or

management

accounts

of

the
Covenant Group or the SEC Form that any member of

the Covenant Group is a
Material Subsidiary; or
23.28.2.2
a member of

the Covenant

Group otherwise

is or becomes

a Material

Subsidiary,
then

the

Term/RCF

Borrower

shall,

subject

to

clause
21.11

(
Know

your

customer
checks
) and

the prior

written consent of

the Facility

Agent being

obtained, promptly
and in any

event within

10 Business Days

of the delivery

of those financial

statements,
SEC Form or management accounts procure that

that Material Subsidiary becomes an
Additional Guarantor in the manner required by clause
26.3

(
Additional Guarantors ).
23.29
Dormant Subsidiaries
No Obligor shall (and each Obligor

shall ensure no other member of the

Group will) cause
or permit any member of the Covenant Group which is a Dormant

Subsidiary to commence

trading

or

cease

to

satisfy

the

criteria

for

a

Dormant

Subsidiary

unless

such

Dormant
Subsidiary

becomes

an

Additional

Guarantor

in

accordance

with

clause
26.3

(
Additional
Guarantors
)

if

required

to

comply

with

the

requirements

of

clause
23.28

(
Guarantor
coverage ).
23.30
Material Agreements
23.30.1
No Obligor shall (and the Obligors

shall ensure that no other

member of the Covenant
Group will) amend, vary or terminate any Material Agreement -
23.30.1.1
without the prior approval of the Facility Agent;

or

23.30.1.2
unless such amendments are more favourable to the Covenant Group;

or

23.30.1.3
unless

such

amendments

are

minor

or

administrative

in

nature

and

do

not
adversely impact

the interests

of the

Finance Parties

in relation

to the

Finance
Documents.
23.30.2
The Term/RCF

Borrower shall

promptly (or

shall procure

the prompt)

supply to

the
Facility Agent of the details and

copies of any amendments or variations proposed to
or

(with

the

prior

approval

of

the

Facility

Agent

in

relation

to

only

those

Material
Agreements referred to in clause
23.30.1

above) made to any

Material Agreement and
any proposed or (with

the prior approval of

the Facility Agent in

relation to only those
Material

Agreements

referred

to

in

clause
23.30.1

above)

actual

termination

of

a
Material Agreement.
23.31
EBITDA
Holdco and

the Term/RCF Borrower

shall ensure

that, at

all times,

the Term/RCF Borrower's
earnings before interest, tax, depreciation, amortisation and impairment charges (calculated on the same basis as EBITDA) is equal to at least 90% of Holdco's earnings before interest,
tax,

depreciation,

amortisation

and

impairment

charges

(calculated

on

the

same

basis

as
EBITDA) in any financial year.

24
EVENTS OF DEFAULT
Each of the

events or circumstances set

out in this clause
24

(other than
24.17

(
Acceleration )) is
an Event of

Default. For

the purposes

of this

clause
24
, any

reference to a

member of the

Covenant
Group shall be deemed to exclude any Excluded Subsidiaries.
24.1
Non-payment

An

Obligor

does

not

pay

on

the

due

date

any

amount

payable

by

it

under

a

Finance
Document, at the place and in the currency in which it is expressed to be payable unless -
24.1.1
that failure to pay is

caused by administrative or

technical error or a Disruption

Event;
and
24.1.2
payment is made in full within 3 Business Days of its due date.
24.2
Financial covenants
Any requirement of clause
22

(
Financial Covenants ) is not satisfied, unless that breach -
24.2.1
is capable of remedy under clause
22.3

(
Equity cure ); and
24.2.2
is remedied, timeously and in full, in accordance with the requirements of that clause.
24.3
Other obligations
24.3.1
An

Obligor

or

Security

Provider

fails

to

comply,

timeously

and

in

full,

with

any
provision of

a Finance Document

to which

it is

party (in

respect of an

Obligor only,
other than those referred to in clauses
24.1

and
24.2

above).
24.3.2
No Event of Default

under clause
24.3.1

above will occur,

if the failure is

capable of
remedy and is

remedied within

5 Business Days

of the earlier

of (A)

the Facility Agent
giving notice to the Term/RCF Borrower and (B) the applicable failure to comply.
24.4
Misrepresentation
24.4.1
Any representation

or statement made

or deemed

to be made

by an Obligor

or Security
Provider in the

Finance Documents or any

other document delivered by

or on behalf
of any

Obligor or

Security Provider

under or

in connection

with any

Finance Document
is or proves

to have been

incorrect or

misleading when

made or deemed

to be

repeated.
24.4.2
No Event of Default under clause
24.4.1

above will occur, if

the circumstance giving
rise to

that misrepresentation

is capable

of remedy

and is

remedied w

within 5 Business
Days of the earlier of (A) the Facility Agent giving notice to the Term/RCF Borrower and (B) the applicable failure to comply.
24.5
Cross default and cross acceleration
24.5.1
Any of the

following occurs

in respect of

a member of

the Covenant Group

or Security
Provider -

24.5.1.1
any

of

its

Financial

Indebtedness

(or

any

amount

payable

in

respect

of

its
Financial Indebtedness) is not paid when

due (after the expiry of

any originally
applicable grace period); or
24.5.1.2
any of its Financial Indebtedness -
24.5.1.2.1
is declared to be or otherwise becomes prematurely due and payable prior to

its

stated

maturity

or,

if

the

Financial

Indebtedness

arises

under

a
guarantee, prior to the stated

maturity of the Financial Indebtedness

which
is the subject of the guarantee; or
24.5.1.2.2
is placed on demand;
24.5.1.2.3
is capable of being

declared by or on

behalf of a creditor

to be prematurely
due and payable or of being placed on demand;

24.5.1.2.4
is required to be

mandatorily prepaid in

full or is capable

of being required
to be

mandatorily prepaid

in full

(whether or

not the

event giving

rise to
such right has been waived by the creditor); or
24.5.1.2.5
is terminated or closed out or is capable of being terminated or closed out,
in each case, as a result

of an event of default or

any provision having a similar
effect (howsoever described); or
24.5.1.3
any

commitment

of

a

provider

of

Financial

Indebtedness

to

it

is

cancelled

or
suspended, or

is capable

of being

cancelled or

suspended by

such provider,

in
each

case, as

a result

of

an event

of default

or any

provision having

a similar
effect (howsoever described);

24.5.1.4
any

creditor

becomes

entitled

to

declare

any

Financial

Indebtedness

of

a
Covenant

Group

Member

or

a

Security

Provider

due

and

payable

prior

to

its
specified

maturity

as

a

result

of

an

event

of

default

(however

described),
mandatory

prepayment event

(however

described)

or

any

provisions

having

a
similar effect; or

24.5.1.5
any

creditor

of

a

Covenant

Group

Member

or

a

Security

Provider

becomes
entitled

to

foreclose

on

any

Security

given

to

secure

any

of

its

Financial
Indebtedness.

24.5.2
No

Event

of

Default

will

occur

under

this

clause
24.5

if

the

aggregate

amount

of
Financial

Indebtedness

or

commitment

for

Financial

Indebtedness

falling

within
clauses
24.5.1

to
24.5.1.2

is

less

than

R20,000,000

(twenty

million

Rand)

(or

its
equivalent in another currency or currencies).
24.6
Insolvency
24.6.1
A Material

Group Company,

Security Provider

or any

member of

the Group

is or

is
deemed for

the purposes

of any

applicable law

to be

insolvent or

unable to

pay its

debts
as they fall due,

admits its insolvency or

its inability to pay

its debts as they

fall due,
suspends making payments on any

of its debts or

announces an intention to

do so or,
by reason of actual or

anticipated financial difficulties, commences negotiations with one

or

more

of

its

creditors

with

a

view

to

the

rescheduling,

restructuring

or
compromise of any of its indebtedness.
24.6.2
A Material

Group Company,

Security Provider

or any

member of

the Group

is or

is
deemed

for

the

purposes

of

any

applicable

law

to

be

"Financially

Distressed"

(as
defined in the Companies Act).
24.6.3
The

value

of

the

assets

of

a

Material

Group

Company,

Security

Provider

or

any
member

of

the

Group

is

less

than

its

liabilities

(taking

into

account

contingent and
prospective liabilities).
24.6.4
A

moratorium

is

declared,

instituted

or

takes

effect

in

respect

of

any

of

the
indebtedness of

any Material

Group Company,

Security Provider

or any

member of
the Group (in which event the ending

of the moratorium will not remedy

any Event of
Default caused by that moratorium).
24.7
Insolvency and business rescue proceedings
24.7.1
Any

corporate

action,

legal

proceedings

or

other

procedure

or

step

(including

an
application to court, proposal or convening of a meeting) is taken with a view to -
24.7.1.1
the

suspension

of

payments,

a

moratorium

of

any

indebtedness,

liquidation,
winding-up,

dissolution,

administration,

business

rescue

or

reorganisation

(by
way

of

voluntary

arrangement,

scheme

of

arrangement

or

otherwise)

of

any
Material Group Company, Security Provider or any member of the Group;
24.7.1.2
a composition,

compromise, assignment

or arrangement

with any

creditor of

a
Material Group Company, Security Provider or any member of the Group;

24.7.1.3
the appointment of a liquidator (other than in

respect of a solvent liquidation of
a member of

the Group which

is not a

member of the

Covenant Group),

receiver,
administrative

receiver,

administrator,

compulsory

manager,

business

rescue
practitioner or other similar officer

in respect of any Material

Group Company,
Security Provider or any member of the Group or any of their assets; or
24.7.1.4
enforcement of

any Security

over any

assets of

any Material

Group Company,
Security Provider or any member of the Group,
or any analogous procedure or step is taken in any jurisdiction;
24.7.2
A meeting is proposed or convened by the directors of any Material Group Company,
Security

Provider or

any member

of

the

Group, a

resolution is

proposed or

passed,
application is made or an order is applied for or granted, to authorise the entry into or implementation

of

any

business

rescue

proceedings (or

any

similar

proceedings) in
respect

of

any

Material

Group

Company,

Security

Provider

or

any

member

of

the
Group, or any analogous procedure or step is taken in any jurisdiction.
24.8
Creditors' process
Any expropriation, attachment, sequestration,

implementation of any business

rescue plan,
distress or

execution affects

any asset

or assets

of a

member of

the Covenant

Group or

a
Security Provider. No Event of Default will occur under this clause
24.8

if -
24.8.1
the affected assets are not subject to any Transaction Security and the aggregate value
of

those assets

is

less than

R20,000,000 (twenty

million Rand)

(or its

equivalent in
another currency or currencies); or
24.8.2
that expropriation,

attachment, sequestration, implementation

of any

business rescue
plan, distress or execution is being contested in good faith and with due diligence

and
is discharged or set aside within 14 days.
24.9
Legal proceedings
24.9.1
Any

member

of

the

Covenant

Group

or

Holdco

fails

to

discharge

in

full,

within

5
Business Days

of the

due date,

any amount

payable pursuant

to a

final judgment

or
order made or

given by any

court or other

authority of competent

jurisdiction in any
litigation, arbitration,

administrative, governmental,

regulatory or

other investigations,
proceedings or enquiry (including any such investigations, proceedings or enquiry by any

competition

authority,

environmental

authority,

tax

authority

or

sector

specific
regulatory authority).

24.9.2
For the purposes of clause
24.9.1

above, a final judgment or

order means a judgment
or order -
24.9.2.1
which is

not appealable

or is

appealable but

in respect

of which

the period

for
the lodging of an appeal has lapsed and the

applicable member of the Covenant
Group or Holdco has failed to institute appeal proceedings; and
24.10
which

is

not

capable of

rescission or

is

capable of

rescission but

in

respect

of

which

the
period for

applying for

rescission has

lapsed and

the applicable

member of

the Covenant
Group

or

Holdco

has

failed

to

apply

for

rescission

or

has

applied

for

rescission

of

such
judgment or order and the application for rescission has been denied.
24.11
Cessation of business
A Group Company or Security Provider suspends, ceases, or threatens to suspend or cease, to carry on

all or a

substantial part of

its business or

to change the

nature of its

business from
that undertaken at the Signature Date.
24.12
Finance Documents
24.12.1
It

is

or

becomes

unlawful

for

a

party

(other

than

a

Finance

Party)

to

a

Finance
Document to perform any of its obligations under the Finance Documents.
24.12.2
Any obligation of a

party (other than a

Finance Party) to a

Finance Document, under
a Finance Document, for any reason, becomes unlawful or is not or ceases to be -
24.12.2.1
legal, valid or binding; or
24.12.2.2
enforceable or effective in accordance with

its terms, or is alleged by

a party to
it (other than a Finance Party) to be ineffective in accordance with its terms.

24.12.3
Any Transaction Security

created or

expressed to

be created

or evidenced

by a

Security
Document, or

any subordination

created under

a Finance

Document, for

any reason,
becomes unlawful or is not or ceases to be -
24.12.3.1
legal, valid or binding; or
24.12.3.2
enforceable or effective,

or is alleged

by a party

to it (other

than a Finance

Party)
to be ineffective,

fails or ceases

to establish

the ranking

and the priority

of claims
which it purports to create.

24.12.4
A party

(other than

a Finance

Party) to

a Finance

Document repudiates that

Finance
Document or evidences an intention to repudiate a Finance Document.
24.13
Material adverse change
Any event or circumstance occurs which the

Majority Lenders reasonably believe has or is
reasonably likely to have a Material Adverse Effect.
24.14
Audit qualification
The Auditors qualify the audited annual consolidated financial statements of Holdco or the
audited annual financial statements of any other Obligor.
24.15
Expropriation
24.15.1
The authority

or ability

of Holdco,

any member

of the

Covenant Group

or

Security
Provider to

conduct its

business is

wholly or

substantially curtailed

by any

seizure,
expropriation, nationalisation, intervention, restriction or other action by or on behalf
of any governmental, regulatory or other authority or other person.
24.15.2
By the authority of any governmental, regulatory or other authority or other person -
24.15.2.1
the management of

any member of

the Covenant Group

or any Security

Provider
is wholly or substantially replaced; or
24.15.2.2
all or a majority of the shares of a member of the Covenant Group or a Security
Provider or the whole

or any part of

its assets or revenues

is seized, expropriated
or compulsorily acquired.
24.16
Material Agreements
24.16.1
A member of

the Covenant Group

does not comply

with any provision

of a Material
Agreement to which it is a party.
24.16.2
Any Material Agreement

ceases to be

in full force and

effect by operation of

law or by
reason of the default of any member of the Covenant Group.
24.17
Acceleration
If

an

Event of

Default is

continuing, the

Facility Agent

may,

by notice

to

the

Term/RCF
Borrower and without prejudice to any other rights or remedies which a Finance Party may have under any Finance Document or at law -

24.17.1
cancel all

or any

part of

the Total

Commitments (whereupon they

shall immediately
be cancelled);
24.17.2
declare that

all or

part of

the Loans,

together with

accrued interest,

all other

Senior
Term

Facility Outstandings under the

Senior Term

Facility and all other

Senior RCF
Outstandings under the Senior RCF -
24.17.2.1
are

immediately

due

and

payable

(whereupon

they

shall

become immediately
due and payable); and/or
24.17.2.2
are payable on

demand (whereupon they shall immediately

become payable on
demand by the Facility Agent);

24.17.3
claim

immediate

payment

of

all

or

part

of

any

Loans

and

other

Senior

Facility
Outstandings (whereupon they shall be immediately payable); and/or
24.17.4
exercise

or

direct

the

Debt

Guarantor

to

exercise

any

or

all

of

its

rights,

remedies,
powers or discretions under the Security Documents.
25
CHANGES TO THE LENDERS
25.1
Cessions and delegations by the Lenders
25.1.1
Subject to this clause
25
, a Lender (the Existing Lender
) may cede and/or delegate

(a
Transfer ) any or all of its rights and/or obligations under this Agreement, any Senior
Facility Agreement to which it is

a party and/or under any other Finance

Document to
another bank

or financial

institution or

to a

trust, fund or

other entity

which is

regularly
engaged in or established for the purpose of making, purchasing or investing in loans,
securities or other financial assets (a New Lender ), provided that an Existing Lender shall be required to Transfer a pro rata

portion of its rights

and obligations under each
Senior Facility Agreement in relation to any Transfer.
25.1.2
Each

Obligor

consents

to

any

splitting

of

claims

which

may

arise

as

a

result

of

a
Transfer implemented under this Agreement.
25.2
Conditions of Transfer
25.2.1
The consent of the

Term/RCF Borrower is

not required for a Transfer

by an Existing
Lender if -
25.2.1.1
the New Lender is another Lender or an Affiliate of a Lender;
25.2.1.2
the New Lender is a person identified in Annexure H (Acceptable Lenders);

or

25.2.1.3
a Default is continuing.
25.2.2
Except as detailed above, the

express consent of the Term/RCF

Borrower is required
for

a

Transfer

to

a

prospective

New

Lender.

Where

the

consent

of

the

Term/RCF
Borrower to a Transfer is required that

consent must not be unreasonably withheld or
delayed.
25.2.3
The Term/RCF Borrower will

be deemed to have given its consent 10 Business Days
after the

Existing Lender has

requested it, unless

consent is expressly

refused by the
Term/RCF Borrower within that time.
25.2.4
A

Transfer

will

only

be

effective

if

the

procedure

set

out

in

clause
25.4

below

is
complied with.
25.2.5
Each

New

Lender,

by

executing

the

relevant

Transfer

Certificate

confirms,

for

the
avoidance of doubt, that

the Facility Agent has

authority to execute on

its behalf any
amendment or waiver that has

been approved by or

on behalf of the

requisite Lender
or

Lenders in

accordance with

this

Agreement on

or prior

to

the

date on

which the
Transfer becomes effective in accordance with this Agreement and that it is bound by that

decision

to

the

same

extent

as

the

Existing

Lender

would

have

been

had

it
remained a Lender.
25.3
Limitation of responsibility of Existing Lenders
25.3.1
Unless expressly agreed

to the contrary,

an Existing Lender

makes no representation
or warranty and assumes no responsibility to a New Lender

for -
25.3.1.1
the

legality,

validity,

effectiveness,

adequacy

or

enforceability of

the

Finance
Documents or any other documents;
25.3.1.2
the financial condition of any Obligor;
25.3.1.3
the

performance

and

observance

by

any

Obligor

of

its

obligations

under

the
Finance Documents or any other documents; or
25.3.1.4
the accuracy

of any

statements (whether

written or

oral) made

in or

in connection
with any Finance Document or any other document,
and any representations or warranties implied by law are excluded.
25.3.2
Each New Lender confirms

to the Existing

Lender and the other

Finance Parties that
it -

25.3.2.1
has

made

(and

shall

continue to

make)

its

own

independent investigation

and
assessment of the financial condition and

affairs of each Obligor and

its related
entities in connection with its participation in this Agreement and has not relied exclusively

on

any

information

provided

to

it

by

the

Existing

Lender

in
connection with any Finance Document; and
25.3.2.2
will continue

to make its

own independent appraisal

of the

creditworthiness of
each Obligor and its related entities whilst any amount is or may be outstanding under the Finance Documents or any Commitment is in force.
25.3.3
Nothing in any Finance Document obliges an Existing Lender to -
25.3.3.1
accept

a

re-Transfer

from

a

New

Lender

of

any

of

the

rights

and

obligations
Transferred under this clause
25
; or

25.3.3.2
support any losses

directly or indirectly

incurred by the

New Lender by

reason
of

the

non-performance

by

any

Obligor

of

its

obligations

under

the

Finance
Documents or otherwise.
25.4
Procedure for transfer
25.4.1
Subject

to

the

conditions

set

out

in

clause
25.2

above

a

Transfer

is

effected

in
accordance with

clause
25.4.3 below

when the

Facility Agent

executes an

otherwise
duly completed

Transfer Certificate delivered

to it by

the Existing Lender

and the New
Lender. The Facility Agent

shall, subject to

clause
25.4.2 below
, as soon

as reasonably
practicable after receipt by it

of a duly completed Transfer Certificate

appearing on its
face to comply with the terms of this Agreement and

delivered in accordance with the
terms of this Agreement, execute that Transfer Certificate.
25.4.2
The Facility Agent shall only be obliged to execute a Transfer Certificate delivered to
it by the Existing Lender and the New Lender once it is satisfied it has complied with all necessary

know your

customer or

other similar

checks under

all applicable

laws
and regulations that apply to it (if any) in relation to the transfer to such New Lender.

25.4.3
On the Transfer Date -
25.4.3.1
the

Transfer

shall

take

effect

under

the

Finance

Documents so

that

the

rights
and/or

obligations

which

are

the

subject

of

the

Transfer

shall

be

ceded

and
delegated

by

the

Existing Lender

to

the

New

Lender

(being

the
Transferred
Rights and Obligations );

25.4.3.2
each of the

Obligors shall perform

their obligations and

exercise their rights

in
relation to

the Transferred Rights

and Obligations

in favour

of or

against the

New
Lender, as the case may be;

25.4.3.3
the

Facility Agent,

the

New Lender

and

other Lenders

shall acquire

the

same
rights and assume the same obligations between themselves as they would have acquired and assumed had the

New Lender been an Original

Senior Lender with
the rights and/or obligations

comprising the Transferred Rights

and Obligations;
25.4.3.4
the

Existing

Lender

shall

be

released

from

further

obligations

to

each

other
Lender under the

Finance Documents to

the extent of

the Transferred Rights and
Obligations; and
25.4.3.5
the New Lender shall become a Party as a Lender .
25.5
Costs resulting from a change of Lender
If -
25.5.1
a Lender Transfers any of its rights or obligations under the Finance Documents; and
25.5.2
as a result of circumstances existing at the date the Transfer occurs, an Obligor would
be

obliged

to

make

a

Tax

Payment

(as

defined

in

clause
14

(Tax

Gross-up

and
Indemnities)) or pay any Increased Cost (as defined in clause
15

(Changes in Costs)),
then, unless the Transfer is made by a Lender in order to mitigate any circumstances giving rise to the Tax

Payment, Increased Cost or a right to

be prepaid and/or cancelled by reason
of

illegality,

the

Obligor

need

only

pay

that

Tax

Payment or

Increased

Cost

to

the

same
extent that it would have been obliged to if the Transfer had not occurred.
25.6
Copy of Transfer Certificate to the Term/RCF

Borrower

The Facility Agent

shall send

to the Term/RCF Borrower

a copy of

each Transfer Certificate
executed by

it in accordance

with clause
25.4.1 above

as soon

as reasonably

practicable after
it has executed any such Transfer Certificate.
25.7
Accession of WCF Lenders
25.7.1
No

person

providing a

Working

Capital Facility

to

any

Obligor

shall be

entitled

to
share

in

any Transaction

Security

or

to

benefit from

any

guarantee

or

indemnity in
respect

of

any

amounts

which

are

or

may

become

owing

to

it

under

that

Working

Capital Facility, and no such amount will

be treated as WCF Outstandings,

unless that
person is or becomes party (as WCF Lender) to -
25.7.1.1
this Agreement;
25.7.1.2
the Intercreditor Agreement; and
25.7.1.3
the Subordination Agreement (to the extent one is entered into).
25.7.2
A person shall not become party to any Finance Document as a WCF Lender (and no amounts which

are or may

become owing to

it will

be treated as

WCF Outstandings
for purposes of a Finance Document), unless -
25.7.2.1
the Facility Agent

has consented to

that person becoming

a WCF Lender

(except
that this requirement will not apply to a person

which is a Lender or an Affiliate
of a Lender); and
25.7.2.2
that person has

executed and

delivered to

the Facility Agent

an Accession Letter.
25.7.3
Subject to the requirements

of this clause
25.7
, with effect from

the date of acceptance
by the

Facility Agent

of an

Accession Letter

duly executed

and delivered

to the

Facility
Agent by

a person

who proposes

to accede

to the

Finance Documents

as a

WCF Lender
(or, if later, the date specified

in that Accession

Letter), that person

shall become party
to this Agreement, the

Intercreditor Agreement, the Subordination Agreement (to the
extent one

is entered

into) and

the other

Finance Documents

as

a WCF

Lender and
shall assume the same obligations and

become entitled to the same

rights, as if it had
been an original party to those Finance Documents as a WCF Lender.
26
CHANGES TO THE OBLIGORS
26.1
Transfers by the Obligors
No Obligor may cede any of its rights nor delegate any of its obligations under the Finance
Documents.
26.2
Additional WCF Borrower
26.2.1
Subject

to

compliance

with

the

provisions

of

clause
21.11

(Know

your

customer
checks), the Term/RCF

Borrower may request that

(i) any wholly-owned member

of
the

Covenant

Group

becomes

an

Additional WCF

Borrower.

That

member

of

the
Covenant Group shall become a WCF Borrower if -
26.2.1.1
all the Lenders approve the addition of that member;

26.2.1.2
the

Term/RCF

Borrower

delivers

to

the

Facility

Agent

a

duly

completed

and
executed Accession Letter;
26.2.1.3
the Term/RCF

Borrower confirms that no Default is

continuing or would occur
as a result of that

member of the Covenant Group

becoming an Additional WCF
Borrower; and
26.2.1.4
the Facility Agent has received all

of the documents and other

evidence listed in
Part II of
Annexure B

(Conditions precedent) in relation to the Additional WCF
Borrower, each in form and substance satisfactory to the Facility Agent.
26.2.2
The Facility

Agent shall

notify the

Term/RCF

Borrower and

the Lenders

as soon

as
reasonably practicable upon being

satisfied that it has received

(in form and substance
satisfactory to it) all the documents and other evidence

listed in Part II of
Annexure B
(Conditions precedent).
26.3
Additional Guarantors
26.3.1
If the Term/RCF Borrower -
26.3.1.1
requests that

a member

of the

Covenant Group

becomes an

Additional Guarantor
and if the Lenders consent thereto; or
26.3.1.2
is

required

under

this

Agreement to

ensure

that

any

member

of

the

Covenant
Group

becomes

an

Additional

Guarantor

(including

without

limitation,

if

a
member

of

the

Covenant

Group

becomes

a

WCF

Borrower

or

a

Material
Subsidiary after the Signature Date),
it must give not less than 10 Business Days' prior notice to the Facility Agent.
26.3.2
The Term RCF Borrower shall ensure that any member of the Covenant Group which becomes

a

Material

Subsidiary

after

the

Signature

Date

becomes

an

Additional
Guarantor by

no later

than the

date 10

Business Days

after the

date on

which that

entity
becomes a Material Subsidiary.

26.3.3
The Term/RCF

Borrower must ensure

that any such

member of the

Covenant Group
(including Adumo and its

subsidiaries listed above, once

they become members of

the
Covenant Group) supplies

to the Facility

Agent all the

documents and evidence

set out
in Part II of
Annexure B

(Conditions Precedent), in form

and substance satisfactory to
it.

26.3.4
The

relevant

member

of

the

Covenant

Group

(subject

to

the

Lenders'

prior

written
consent

in

circumstances

where

the

Term/RCF

Borrower

has

requested

that

such
member of the Covenant Group becomes

a Guarantor to ensure that compliance with
clause
23.28.1)

-
26.3.4.1
will become an Additional Guarantor ;

26.3.4.2
will accede

and become bound

as an

Indemnifier under (and

as defined in)

the
Counter-indemnity Agreement;
26.3.4.3
if incorporated in South Africa, will accede and become bound as an Additional
Cedent under (and as defined in) the Security Cession & Pledge and will, to the extent relevant,

grant any

other Security

referred to

in clause
1

(South African
Obligors and Material Subsidiaries) of Annexure G (Transaction Security);
26.3.4.4
if incorporated

in a

jurisdiction other

than South

Africa, must

grant such

Security
as

may

be

required

in

terms

of

clause
2

(Non-South

African

Obligors

and
Material Subsidiaries) of

Annexure G (Transaction

Security) under the

laws of
its jurisdiction of incorporation or formation,
26.3.5
on the date of the

Accession Letter executed by

it and provided that the

Facility Agent
is satisfied that such entity become an Additional Guarantor.
26.4
Repetition of Representations
Delivery of an Accession Letter constitutes confirmation

by the relevant Subsidiary that the
Repeating Representations are true

and correct in relation to

it as at the date

of delivery as if
made by reference to the facts and circumstances then existing.
26.5
Resignation of a Guarantor
26.5.1
The

Term/RCF

Borrower

may

request

that

a

Guarantor

(other

than

Holdco

or

a
Borrower) ceases to be

a Guarantor and an

Indemnifier under the Counter-indemnity
Agreement, and

be released

from any

Security

Document to

which it

is

a party,

by
delivering to the Facility Agent a Resignation Letter.
26.5.2
The

Facility

Agent

shall

accept

a

Resignation

Letter

and

notify

the

Term/RCF
Borrower and the Lenders of its acceptance if -
26.5.2.1
no Default is continuing or would result from the acceptance of the Resignation
Letter (and the Term/RCF Borrower has confirmed this is the case); and

26.5.2.2
all the Lenders have consented to the Term/RCF Borrower's request.
27
FACILITY AGENT
27.1
Under the Intercreditor Agreement –
27.1.1
each Lender has

appointed the Facility

Agent to act

as its facility

agent under and

in
connection with the Finance Documents;
27.1.2
each WCF

Lender has

appointed the

Facility Agent

to act

as its

facility agent

under
and

in

connection

with

the

Finance

Documents,

other

than

the

day-to-day
administration of the WCF Documents,

27.1.3
WesBank

has

appointed

the

Facility

Agent

to

act

as

its

facility

agent

under

and

in
connection with the

Finance, other than

the day-to-day administration

of the WesBank
Agreements;
27.1.4
including,

in

respect

of

the

Senior

Term

Facilities

and

the

Senior

RCF,

the
disbursement

of

Loans,

the

receipt

of

amounts

payable

to

the

Lenders

under

the
Finance Documents, any amendments of,

or waivers or consents under, the applicable
Finance Documents,

the receipt

of documents

and information

required to

be delivered
to the

Lenders under

the Finance

Documents, the

receipt of

notices from

the Term/RCF
Borrower to the

Finance Parties (or

any of them)

under the Finance

Documents, and
the

giving

of

notices

to

the

Term/RCF

Borrower

by

the

Finance

Parties

(or

any

of
them) under the Finance Documents (together, the Agency Matters ).
27.2
A reference

to the

Facility Agent

in any

Finance Document,

is a

reference to

the Facility
Agent acting in its capacity as such.
27.3
The Obligors –
27.3.1
may assume that

the Facility Agent

is duly authorised

to represent the

other Finance
Parties

in

all

Agency

Matters

and

that

all

actions

taken

by

the

Facility

Agent

in
connection with an Agency Matter are duly authorised; and
27.3.2
are not entitled

nor obliged

directly to

deal with,

or act

on the

instructions of,

a Finance
Party other than the Facility Agent,

unless expressly otherwise provided in a

Finance
Document.
27.4
A reference in

a Finance Document

to any

action undertaken or

required to be

undertaken
by

the

Facility

Agent

in

relation

to

an

Agency

Matter

(including

the

exercise

of

any

discretion under

the Finance

Documents) is a

reference to

the Facility

Agent acting as

the
duly authorised agent of the Finance Parties.
27.5
An Obligor shall have no claim against

the Facility Agent for the recovery of any

losses or
damages which it may suffer as a result of anything

which the Facility Agent does, or omits
to do, in

performing its

functions as the

Facility Agent

under the Finance

Documents (unless
such losses or damages arise

by reason of gross negligence

or wilful default of the Facility
Agent alone).
28
SHARING AMONG THE FINANCE PARTIES
28.1
Payments to Finance Parties
If a Finance Party (a Recovering Finance Party ) receives or recovers any amount from an
Obligor

other

than

in

accordance

with

clause
31

(Payment

Mechanics)

(a
Recovered
Amount
) and applies that amount to a payment due under the Finance Documents then -
28.1.1
the

Recovering

Finance

Party

shall,

within

3

Business

Days,

notify

details

of

the
receipt or recovery, to the Facility Agent;
28.1.2
the Facility Agent

shall determine whether the

receipt or recovery

is in excess

of the
amount the

Recovering Finance

Party would

have been

paid had

the receipt

or recovery
been received or made

by the Facility Agent

and distributed in accordance

with clause
31

(Payment Mechanics), without

taking account of any

Tax which would be imposed
on the Facility Agent in relation to the receipt, recovery or distribution;

and
28.1.3
the Recovering Finance Party shall,

within 3 Business Days

of demand by the Facility
Agent,

pay

to

the

Facility

Agent

an

amount

(the
Sharing

Payment
)

equal

to

such
receipt

or

recovery

less

any

amount

which

the

Facility

Agent

determines

may

be
retained by the Recovering Finance Party as its share of any payment to be made.
28.2
Redistribution of payments
The

Facility Agent

shall treat

the

Sharing Payment

as

if

it

had been

paid by

the

relevant
Obligor

and distribute

it

between the

Finance Parties

(other than

the

Recovering Finance
Party)

(the
Sharing

Finance

Parties
)

in

accordance

with

the

Intercreditor

Agreement
towards the obligations of that Obligor to the Sharing Finance Parties.
28.3
Recovering Finance Party's rights
28.3.1
On a distribution by

the Facility Agent under

clause
28.2 above

of a payment received
by a Recovering Finance Party from an

Obligor, as between the relevant

Obligor and

the

Recovering

Finance

Party,

an

amount

of

the

Recovered

Amount

equal

to

the
Sharing Payment will be treated as not having been paid by that Obligor.
28.3.2
If and to

the extent that

the Recovering Finance Party

is not able

to rely on

its rights
under clause
28.3.1 above

(that is, an amount equal to the Sharing Payment is

treated
as

having

been

paid

by

the

relevant

Obligor),

the

Obligors

shall

be

liable

to

the
Recovering

Finance

Party

for

a

debt

equal

to

the

Sharing

Payment

which

is
immediately due and payable.
28.4
Reversal of redistribution
If any

part of

the Sharing

Payment received

or

recovered by

a Recovering

Finance Party
becomes repayable and is repaid by that Recovering Finance Party, then -
28.4.1
each Sharing

Finance Party

shall, upon

request of

the Facility

Agent, pay

to the

Facility
Agent

for

the

account

of

that

Recovering

Finance

Party

an

amount

equal

to

the
appropriate part

of

its share

of

the

Sharing Payment

(together with

an amount

as is
necessary to reimburse

that Recovering Finance

Party for its

proportion of any

interest
on the Sharing Payment which that Recovering Finance

Party is required to pay) (the
Redistributed Amount); and
28.4.2
as between the

relevant Obligor and each

relevant Sharing Finance Party,

an amount
equal to the relevant Redistributed Amount will be treated as not having been paid by that Obligor.
28.5
Exceptions
28.5.1
This clause
28

shall not apply to

the extent that

the Recovering Finance Party

would
not, after

making any

payment pursuant

to this

clause, have

a valid

and enforceable
claim against the Obligors.
28.5.2
A Recovering Finance Party is not

obliged to share with any other

Finance Party any
amount which the

Recovering Finance Party

has received or

recovered as a

result of
taking legal or arbitration proceedings, if -
28.5.2.1
it notified that other Finance Party of the legal or arbitration proceedings;

and
28.5.2.2
that

other

Finance

Party

had

an

opportunity

to

participate

in

those

legal

or
arbitration

proceedings

but

did

not

do

so

as

soon

as

reasonably

practicable
having received notice

and did not

take separate legal

or arbitration proceedings.

29
CONDUCT OF BUSINESS BY THE FINANCE PARTIES
No provision of this Agreement will -
29.1
interfere

with

the

right

of

any

Finance

Party

to

arrange

its

affairs

(tax

or

otherwise)

in
whatever manner it thinks fit;
29.2
oblige any

Finance Party to

investigate or claim

any credit, relief,

remission or repayment
available to it or the extent, order and manner of any claim; or
29.3
oblige any Finance Party

to disclose any information

relating to its affairs (tax

or otherwise)
or any computations in respect of Tax.
30
FINANCE PARTY RIGHTS
Clauses
27

(The Facility Agent) to clause
29

(Conduct of business by the Finance Parties) are for
the benefit of

the Finance Parties

only. The Obligors do

not have any

rights or benefits

under those
clauses.
31
PAYMENT

MECHANICS
31.1
Payments to the Facility Agent
31.1.1
On each date on which an Obligor or a Lender is required to make a payment under a
Finance

Document

(other

than

a

WCF

Agreement

or

a

WesBank

Agreement),

that
Obligor

or

Lender

shall

make

the

same

available

to

the

Facility

Agent

(unless

a
contrary indication appears

in a Finance Document)

in Rand for value by

no later than
12h00 (Johannesburg time) on the due

date and in such funds

specified by the Facility
Agent.
31.1.2
All such

payments shall be

made to

such account in

South Africa with

such bank

as
the Facility Agent may specify by notice to the Term/RCF

Borrower. Until otherwise
notified

by

the

Facility

Agent

from

time

to

time,

its

bank

account

details

for

these
purposes are as follows -
Account Name -

RMB Domestic Money Market Account
Bank -

First National Bank
Account Number -XXX
Branch Name -

XXX
Branch Code -

XXX
Reference -

XXX
31.2
Distributions to an Obligor

The Facility

Agent may

(with the

consent of

the Obligor

or in

accordance with

clause
32
(Set-off)) apply

any amount

received by

it for

that Obligor

in or

towards payment (on

the
date and

in the

currency and funds

of receipt)

of any

amount due from

that Obligor

under
the Finance Documents.
31.3
Clawback
31.3.1
Where

a

sum

is

to

be

paid

to

the

Facility

Agent

under

the

Finance

Documents

for
another Party, the

Facility Agent is not obliged to pay that sum to that

other Party (or
to enter

into or

perform any

related exchange

contract) until

it has

been able

to establish
to its satisfaction that it has actually received that sum.
31.3.2
If the Facility Agent pays an amount to another Party and it proves to be the case that the Facility Agent had not actually received that amount, then the Party to whom that amount (or

the

proceeds of

any related

exchange contract)

was paid

by the

Facility
Agent shall on demand refund the same

to the Facility Agent together with

interest on
that

amount

from

the

date

of

payment to

the

date

of

receipt

by

the

Facility

Agent,
calculated by the Facility Agent to reflect its cost of funds.
31.4
No set-off by Obligors
All payments

to be

made by

an Obligor

under the

Finance Documents

shall be

calculated
and be made without (and free and clear of any deduction for) set-off or counterclaim.
31.5
Partial payments
31.5.1
Subject to clause
8.9

(Application of partial

prepayments) in respect

of the application
of

partial

payments

as

between

the

Senior

Term

Facility

Lenders

and

Senior

RCF
Lenders, if

the Facility

Agent receives

a payment

that is

insufficient to

discharge all
the amounts

then due

and payable

by an

Obligor under

the Finance

Documents, the
Facility Agent shall apply that payment towards the obligations of that Obligor under the Finance Documents in the following order -
31.5.1.1
first
, in or towards

payment
pro rata

of any unpaid fees,

costs and expenses of
the Facility Agent under the Finance Documents;
31.5.1.2
second
, in

or towards

payment
pro rata

of any

accrued interest,

fees, Break

Costs
or commission due but unpaid under the Finance Documents ;
31.5.1.3
third , in or towards payment pro rata

of any principal due but unpaid under the
Finance Documents;

31.5.1.4
fourth
, in or

towards payment
pro rata

of any other

sum due but unpaid

under
the Finance Documents.
31.5.2
This

clause
31.5

will

override

any

appropriation

made

by

an

Obligor

other

than

in
accordance with clause
8.9

(Application of partial prepayments).
31.6
Business Days
31.6.1
If a

payment under

the Finance

Documents is

due on

a day

which is

not a

Business
Day, the

due date for that payment will

instead be the next Business Day

in the same
calendar month (if there is one) or the preceding Business Day

(if there is not).
31.6.2
During

any extension

of

the

due

date

for

payment of

any

principal

or

Unpaid

Sum
under a Senior Facility Agreement interest is payable on the principal or Unpaid Sum at

the

rate

payable

on

the

original

due

date,

subject

to

any

provisions

in

a

Senior
Facility Agreement relating to the accrual and payment of default interest.
31.7
Currency of account
31.7.1
Subject to

the provisions

of this

clause below,

Rand is

the

currency of

account and
payment for any sum due from an Obligor under any Finance Document.
31.7.2
Each payment in respect of costs, expenses or

Taxes shall be

made in the currency in
which the costs, expenses or Taxes are incurred.
31.7.3
Any amount

expressed to

be payable

in a

currency other

than Rand

shall be

paid in
that other currency.
31.8
Disruption to Payment Systems etc.
If either

the Facility

Agent determines

(in its

discretion) that

a Disruption

Event has

occurred
or

the

Facility Agent

is

notified

by

the

Term/RCF

Borrower that

a

Disruption Event

has
occurred -
31.8.1
the Facility

Agent may,

and shall

if requested

to do

so by

the Term/RCF

Borrower,
consult

with

the

Term/RCF

Borrower

with

a

view

to

agreeing

with

the

Term/RCF
Borrower

such

changes

to

the

operation

or

administration

of

the

Facilities

as

the
Facility Agent may deem necessary in the circumstances;
31.8.2
the

Facility

Agent

shall

not

be

obliged

to

consult

with

the

Term/RCF

Borrower

in
relation to

any changes

mentioned in

clause
31.8.1 above

if, in

its opinion,

it is

not

practicable to do so in the circumstances

and, in any event, shall have

no obligation to
agree to such changes;
31.8.3
the

Facility Agent

shall

consult

with

the

Finance

Parties in

relation to

any

changes
mentioned in clause
31.8.1 above

but shall not be obliged to do so if, in its opinion, it
is not practicable to do so in the circumstances;
31.8.4
any such

changes agreed

upon by

the Facility

Agent and

the Term/RCF Borrower

shall
(whether

or

not

it

is

finally

determined

that

a

Disruption

Event

has

occurred)

be
binding upon the

Parties as an

amendment to (or,

as the case

may be,

waiver of) the
terms

of

the

Finance

Documents

notwithstanding

the

provisions

of

clause
35
(Amendments and Waivers);
31.8.5
the

Facility

Agent

shall

not

be

liable

for

any

damages,

costs

or

losses

whatsoever
arising

as

a

result

of

its

taking,

or

failing

to

take,

any

actions

pursuant

to

or

in
connection with this clause
31.8
; and
31.8.6
the Facility

Agent shall

notify the

Finance Parties

of all

changes agreed

pursuant to
clause
31.8.4 above.
32
SET-OFF
A

Finance

Party

may

set

off

any

matured

obligation

due

from

an

Obligor

under

the

Finance
Documents (to

the extent

beneficially owned

by that

Finance Party)

against any

matured obligation
owed by that Finance Party

to that Obligor, regardless of the

place of payment, booking

branch or
currency of either obligation. If the obligations are in different currencies, the Finance Party may convert either

obligation at

a market

rate of

exchange in

its usual

course of

business for

the purpose
of the set-off.
33
CALCULATIONS AND CERTIFICATES
33.1
Accounts
In any

litigation or

arbitration proceedings

arising out

of or

in connection

with a

Finance
Document, the entries made

in the accounts maintained

by a Finance Party

are prima facie
evidence of the matters to which they relate.
33.2
Certificates and Determinations
Any certification or determination

by a Finance Party

of a rate or

amount under any

Finance
Document is, in the absence of manifest error, prima facie evidence of the matters to which it relates.

33.3
Day count convention
Any interest, commission or

fee accruing under

a Finance Document will

accrue from day
to day and is calculated on the basis of the actual number of days elapsed and a year of 365 days (irrespective of whether the year in question is a leap year).
34
NOTICES
34.1
Communications in writing
Any communication to

be made under

or in connection

with the

Finance Documents shall
be made in writing and, unless otherwise stated, may be made by email or letter.
34.2
Addresses
The address and email

address (and the

department or officer, if any, for whose

attention the
communication is

to be made)

of each Party

for any communication

or document

to be made
or delivered under or in connection with the Finance Documents is -
34.2.1
in the case of Holdco -
Address -

President Place, Jan Smuts Ave &, Bolton Rd,
Rosebank, Johannesburg, 2196
Email address -

XXX with a copy to XXX
For the attention of -

Chief Financial Officer - Daniel Smith
34.2.2
the case of the Term/RCF Borrower -
Address -

President Place, Jan Smuts Ave &, Bolton Rd,
Rosebank, Johannesburg, 2196
Email address -

XXX with a copy to XXX
For the attention of -

Chief Financial Officer - Daniel Smith
34.2.3
in

the

case

of

each

other

Obligor,

the

address

and

other

details

specified

for

the
Term/RCF Borrower in clause
34.2.1 above;
34.2.4
in the case of the Facility Agent (in its capacity as such) -
Address -

1 Merchant Place - 16th Floor
cnr Fredman Drive and Rivonia Road
Sandton, 2196

Email address -

XXX

XXX

XXX

XXX

XXX

XXX

XXX

XXX
For the attention of -

Head of Transaction Management - Investment Banking
Division
34.2.5
in the case of the Debt Guarantor -
Address -

TMF Building
2 Conference Lane, Bridgewater One, Block 1,
Bridgeways Precinct, Century City, 7446
Email address - XXX
For the attention of -

The Managing Director
34.2.6
in the

case of

each Original

Senior Lender

(in its

capacity as

such), the

address and
other details specified opposite its name in Part II of
Annexure A

(The Parties);
34.2.7
in

the

case

of

any

other

Lender

or

Obligor,

those

details

notified

in

writing

to

the
Facility Agent on or before the date on which it becomes a Party, or any substitute

address or email

address or department

or officer as

the Party may

notify
to the

Facility Agent

(or the

Facility Agent

may notify

to the

other Parties,

if a

change is
made by the Facility Agent) by not less than five Business Days' notice.
34.3
Domicilia
34.3.1
Each

Party

chooses

its

physical

address

provided

under

or

pursuant

to

clause
34.2
above

as its
domicilium citandi et

executandi

at which documents

in legal proceedings
in connection with a Finance Document may be served.
34.3.2
Any Party may by written notice to the other Parties change its domicilium from time
to time

to another

address, not

being a

post office

box or

a
poste restante
, in

South

Africa, provided

that any

such change

shall only

be effective

on the

fourteenth day
after deemed receipt of the notice by the other Parties under clause
34.4 below.
34.4
Delivery
34.4.1
Any communication or

document made or

delivered by one

person to

another under
or in connection with the Finance Documents will -
34.4.1.1
if by way

of email, be deemed

to have been

received on the first

Business Day
following the date of transmission;

34.4.1.2
if delivered

by hand,

be deemed

to have

been received at

the time

of delivery;
and
34.4.1.3
if by

way of

courier service,

be deemed

to have

been received

on the

seventh
Business Day following the date of such sending,
and provided,

if a

particular department

or officer

is specified

as part

of its

address
details under

clause
34.2 above
, if

such communication or

document is

addressed to
that department or officer.
34.4.2
Any communication or

document to be

made or delivered

to the Facility

Agent will be
effective

only

when

actually

received

by

the

Facility

Agent

and

then

only

if

it

is
expressly

marked

for

the

attention

of

the

department

or

officer

identified

with

the
Facility Agent's signature

below (or any

substitute department

or officer as

the Facility
Agent shall specify for this purpose).
34.5
Obligors
34.5.1
Subject to clause
34.5.9
, all communications under

the Finance Documents to or

from
the Term/RCF Borrower must be sent through the Facility Agent.

34.5.2
Subject to clause
34.5.9
, all communications under

the Finance Documents to or

from
an Obligor (other than the Term/RCF

Borrower) must be sent through the Term/RCF
Borrower.
34.5.3
Each Obligor (other than

the Term/RCF Borrower) by its execution

of this Agreement
or an Accession Letter irrevocably

appoints the Term/RCF

Borrower (acting through
one or

more authorised

signatories) to act

on its

behalf as

its agent

in relation

to the
Finance Documents and irrevocably authorises -

34.5.3.1
the Term/RCF Borrower on its behalf

to supply all information

concerning itself
contemplated by

this Agreement

to the

Finance Parties

and to

give all

notices,
information and

instructions (including,

in

the

case

of a

Borrower,

Utilisation
Requests) to execute on its behalf

all documents under or in connection

with the
Finance Documents (including any Accession Letter), to make such agreements and to

effect

the

relevant amendments,

supplements and

variations capable

of
being

given,

made

or

effected

by

any

Obligor

notwithstanding

that

they

may
affect

the Obligor,

without further

reference to

or the

consent of

that Obligor;
and
34.5.3.2
each Finance

Party to

give any

notice, demand or

other communication to

that
Obligor pursuant to the Finance Documents to the Term/RCF Borrower, and in each case the Obligor shall be bound as though the Obligor itself had given the
notices, information and instructions

or executed or made

the agreements or effected
the amendments,

supplements or variations,

or received the

relevant notice, demand

or
other communication.
34.5.4
Every

act,

omission,

agreement,

undertaking,

settlement,

waiver,

amendment,
supplement, variation,

notice or

other communication

given or

made by

the Term/RCF
Borrower or given

to the Term/RCF Borrower under

any Finance Document

on behalf
of

another

Obligor

or

in

connection

with

any

Finance

Document

(whether

or

not
known to any other Obligor and whether occurring before or after such other Obligor
became an Obligor under any Finance

Document) shall be binding for all purposes

on
that Obligor as if that Obligor had expressly made, given or concurred with it.
34.5.5
The respective liabilities

of each

of the

Obligors under the

Finance Documents shall
not be in any way affected by -
34.5.5.1
any

actual

or

purported

irregularity

in

any

act

done,

or

failure

to

act,

by

the
Term/RCF Borrower;
34.5.5.2
the Term/RCF Borrower acting (or purporting to act) in any respect outside any authority conferred upon it by any Obligor; or
34.5.5.3
any

actual or

purported failure

by,

or

inability of,

the Term/RCF

Borrower to
inform

any

Obligor

of

receipt

by

it

of

any

notification

under

the

Finance
Documents.

34.5.6
In

the

event

of

any

conflict

between

any

notices

or

other

communications

of

the
Term/RCF

Borrower and

any other

Obligor,

those of

the Term/RCF

Borrower shall
prevail.
34.5.7
Any communication given

to the

Term/RCF

Borrower in

connection with

a Finance
Document will be deemed to have been given also to the other Obligors.
34.5.8
A

Finance

Party

may

assume

that

any

communication

made

by

the

Term/RCF
Borrower

on

behalf

of

an

Obligor

is

made

with

the

knowledge

and

consent

of

that
Obligor.
34.5.9
The Parties record that -
34.5.9.1
a WCF

Lender shall

be entitled to

communicate and

transact directly

with any
member of the

Covenant Group in respect of

the day to day

administration and
operation of the applicable Working Capital Facility; and

34.5.9.2
WesBank

shall

be

entitled

to

communicate

and

transact

directly

with

any
member of the

Covenant Group in respect of

the day to day

administration and
operation of the applicable WesBank Facility.
34.6
Notification of address and email address
Upon receipt

of notification

of an

address or

email address

or change

of address

or email
address pursuant

to

clause
34.2 above
, or

changing its

own address

or

email address,

the
Facility Agent shall notify the other Parties as soon as reasonably practicable.
34.7
Electronic communication
34.7.1
Any communication to be made between the Facility Agent

and a Lender under or in
connection

with

the

Finance

Documents

may

be

made

by

electronic

mail

or

other
electronic means, if the Facility Agent and the relevant Lender -
34.7.1.1
agree that, unless

and until notified

to the contrary, this is

to be an accepted

form
of communication;
34.7.1.2
notify

each

other

in

writing

of

their

electronic

mail

address

and/or

any

other
information

required

to

enable

the

sending

and

receipt

of

information

by

that
means; and
34.7.1.3
notify each

other of

any change

to their

address or

any other

such information
supplied by them.

34.7.2
Any electronic communication made between the

Facility Agent and a Lender will be
effective only

when actually

received in

readable form

and in

the case

of any

electronic
communication made by a Lender to the Facility Agent only if it is addressed in such
a manner as the Facility Agent shall specify for this purpose.
34.8
English language
Any

notice

or

other

document given

under

or

in

connection

with any

Finance Document
must be in English.
35
AMENDMENTS AND WAIVERS
35.1
A term of the Finance

Documents may be amended or waived

only with the consent of the
Facility

Agent

(acting

on

the

instructions

of

the

applicable

Finance

Parties

under

the
Intercreditor Agreement) and the Obligors.
35.2
The Facility Agent may effect and execute,

on behalf of any Finance Party, any amendment
or waiver permitted by this clause.
35.3
No amendment

or waiver

contemplated by

this clause
35

shall be

of any

force or

effect unless
in writing and signed by or on behalf of the relevant Parties.
35.4
An amendment of any provision of clause
27

(The Facility Agent) may be effected without
the consent of

or notice to

any Obligor,

provided that such

amendment does not

place any
additional obligation or liability on any Obligor.
35.5
Each Obligor agrees to any such amendment or waiver permitted by this clause
35

which is
agreed to

by the

Term/RCF Borrower. This includes

any amendment

or waiver

which would,
but for this clause
35.5
, require the consent of all of the Obligors.
36
CONFIDENTIALITY
36.1
Confidential Information
Each

Finance

Party

agrees

to

keep

all

Confidential

Information

confidential

and

not

to
disclose it to

anyone, save to the

extent permitted by clause
36.2 below
, and to

ensure that
all Confidential

Information is

protected with

security measures

and a

degree of

care that
would apply to its own confidential information.
36.2
Disclosure of Confidential Information
Any Finance Party may disclose -

36.2.1
to

any of

its

Affiliates

and Related

Funds and

any of

its

or their

officers,

directors,
employees,

professional

advisers,

auditors,

partners

and

Representatives

such
Confidential Information

as that

Finance Party

shall consider

appropriate if any

person
to whom the

Confidential Information is to

be given pursuant

to this clause
36.2.1

is
informed in writing of its confidential

nature and that some or

all of such Confidential
Information

may

be

price-sensitive

information

except

that

there

shall

be

no

such
requirement

to

so

inform

if

the

recipient

is

subject

to

professional

obligations

to
maintain the confidentiality of the information or is otherwise bound by requirements of confidentiality in relation to the Confidential Information;
36.2.2
to any other person -
36.2.2.1
to (or through) whom it Transfers

(or may potentially Transfer) all

or any of its
rights and

obligations under

this Agreement

and to

any of

that person's

Affiliates,
Related Funds, Representatives and professional advisers;

36.2.2.2
with (or

through) whom

it enters

into (or

may

potentially enter

into), whether
directly

or

indirectly,

any

sub-participation

or

other

credit

participation

in
relation to,

or any other

transaction under

which payments

are to be

made or

may
be made

by reference

to, one

or more

Finance Documents

and/or one

or more
Obligors and

to any

of that

person's Affiliates,

Related Funds,

Representatives
and professional advisers;

36.2.2.3
appointed

by

any

Finance

Party

or

by

a

person

to

whom

clauses
36.2.2.1

or
36.2.2.2

above

applies

to

receive

communications,

notices,

information

or
documents delivered pursuant to the Finance Documents on its behalf;

36.2.2.4
who invests in

or otherwise finances

(or may potentially

invest in or

otherwise
finance), directly or indirectly,

any transaction referred to in clauses
36.2.2.1

or
36.2.2.2 above;
36.2.2.5
to

whom information

is

required

or

requested to

be disclosed

by any

court

of
competent

jurisdiction

or

any

governmental,

banking,

taxation

or

other
regulatory

authority,

rating

agency

or

similar

body,

the

rules

of

any

relevant
stock exchange or pursuant to any applicable law or regulation;
36.2.2.6
to whom information is required to be disclosed in

connection with, and for the
purposes

of,

any

litigation,

arbitration,

administrative

or

other

investigations,
proceedings or disputes;

36.2.2.7
who is a Party; or
36.2.2.8
with the express prior consent of the Term/RCF Borrower,
36.2.3
in

each

case,

such

Confidential

Information

as

that

Finance

Party

shall

consider
appropriate if -
36.2.3.1.1
in relation

to clauses
36.2.2.1
,
36.2.2.2

and
36.2.2.3 above
, the

person to
whom

the

Confidential

Information

is

to

be

given

has

entered

into

a
Confidentiality Undertaking except that

there shall be

no requirement for
a Confidentiality Undertaking if the recipient is a professional adviser and
is subject to professional obligations to maintain the confidentiality of the
Confidential Information;
36.2.3.1.2
in relation to

clause
36.2.2.4 above
, the person

to whom the

Confidential
Information is to

be given has

entered into a

Confidentiality Undertaking
or is otherwise bound by requirements

of confidentiality in relation to the
Confidential Information they receive

and is informed

that some or

all of
such Confidential Information may be price-sensitive information;

and
36.2.3.1.3
in relation

to clauses
36.2.2.5
,
36.2.2.6

and
36.2.2.7 above
, the

person to
whom

the

Confidential

Information

is

to

be

given

is

informed

of

its
confidential nature and

that some

or all

of such

Confidential Information
may

be

price-sensitive

information

except

that

there

shall

be

no
requirement to so

inform if, in

the opinion of

that Finance Party,

it is

not
practicable so to do in the circumstances; and
36.2.4
to

any

rating

agency

(including

its

professional

advisers)

such

Confidential
Information as may

be required to be

disclosed to enable such

rating agency to

carry
out its normal

rating activities

in relation

to any Finance

Party, the Finance Documents
and/or the Obligors.
36.3
Entire agreement
This

clause
36

constitutes

the

entire

agreement

between

the

Parties

in

relation

to

the
obligations

of

the

Finance

Parties

under

the

Finance

Documents

regarding

Confidential
Information and supersedes any previous agreement, whether express or implied, regarding
Confidential Information.
36.4
Inside information

Each of the

Finance Parties acknowledges that some

or all of

the Confidential Information
is

or

may

be

price-sensitive

information

and

that

the

use

of

such

information

may

be
regulated or prohibited by applicable

legislation including securities law relating

to insider
dealing

and

market

abuse

and

each

of

the

Finance

Parties

undertakes

not

to

use

any
Confidential Information for any unlawful purpose.
36.5
Notification of disclosure
Each of the Finance Parties agrees (to the extent permitted

by law and regulation) to inform
the Term/RCF Borrower -
36.5.1
of the circumstances

of any disclosure

of Confidential Information made

pursuant to
clause
36.2.2.4

above

except

where

such

disclosure

is

made

to

any

of

the

persons
referred to

in that

clause during

the ordinary

course of

its supervisory

or regulatory
function; and
36.5.2
upon becoming

aware that

Confidential Information

has been

disclosed in

breach of
this clause
36.
36.6
Continuing obligations
The obligations in this clause
36

are continuing and, in particular, shall

survive and remain
binding on each Finance Party for a period of twelve months from the earlier of -
36.6.1
The date

on which

all amounts

payable by

the Obligors

under or

in connection

with
the

Finance

Documents

have

been

paid

in

full

and

all

Commitments

have

been
cancelled or otherwise cease to be available; and
36.6.2
the date on

which all amounts

on which such

Finance Party otherwise ceases

to be a
Finance Party.
37
GENERAL PROVISIONS
37.1
Sole agreement
The Finance Documents

constitute the sole

record of the

agreement between the Parties

in
regard to the subject matter thereof.
37.2
No implied terms
No Party shall be bound

by any express or implied term,

representation, warranty, promise
or the like, not recorded in a Finance Document.

37.3
Rights and remedies
37.3.1
No failure to

exercise, nor any

delay in exercising,

on the part

of any

Finance Party,
any right or remedy under the Finance Documents shall operate as a waiver, nor shall any

single

or

partial

exercise

of

any

right

or

remedy

prevent

any

further

or

other
exercise or the exercise of any other right or remedy. The rights and remedies of each
Finance Party under the Finance Documents -
37.3.1.1
are cumulative and not exclusive of its rights under the general law;
37.3.1.2
may be exercised as often as the Finance Party requires; and
37.3.1.3
may be waived only in writing and specifically.
37.3.2
Delay in the exercise or non-exercise of any right is not a waiver of that right.
37.4
Extensions and waivers
No latitude,

extension of

time or

other indulgence

which may

be given

or allowed by

any
Party to any

other Party in

respect of the

performance of any

obligation or enforcement

of
any right

under a

Finance Document, and

no single or

partial exercise of

any right

by any
Party, shall be construed

to be an implied consent by such Party or operate as a waiver or a novation

of,

or

otherwise

affect

any

of

that

Party’s

rights

under

or

in

connection

with

a
Finance Document or estop

such Party from enforcing,

at any time and without

notice, strict
and punctual compliance with each and every provision or term of a Finance Document.
37.5
Partial invalidity
If,

at

any

time,

any

provision

of

a

Finance

Document

is

or

becomes

illegal,

invalid,
unenforceable or

inoperable in

any

respect

under

any law

of

any

jurisdiction, neither

the
legality,

validity,

enforceability or

operation of

the

remaining provisions

nor

the

legality,
validity, enforceability or operation

of such provision

under the law

of any other

jurisdiction
will

in

any

way

be

affected

or

impaired.

The

term
inoperable

in

this

clause
37.5

shall
include, without limitation, inoperable by way of suspension or cancellation.
37.6
Renunciation of benefits
Each Obligor renounces, to

the extent permitted

under applicable law,

the benefits of

each
of the

legal exceptions

of excussion,

division, revision

of accounts,

no value

received,
errore
calculi , non causa debiti , non numeratae pecuniae

and cession of actions, and declares that
it understands the meaning of each such

legal exception and the effect of such renunciation.

37.7
Further assurances
Each Obligor must

perform, or procure

the performance, of

all further things,

and execute
and

deliver

(or

procure

the

execution

and

delivery)

of

all

further

documents,

as

may

be
required

by

any

applicable

law

or

regulation

or

as

may

be

necessary

or

desirable

to
implement

or

give

effect

to

this

Agreement

and

the

other

Finance

Documents

and

the
transactions contemplated therein.
37.8
Independent advice
Each Obligor

acknowledges that

it has

been free

to secure

independent legal

and other

advice
as to the nature and effect

of all of the provisions of

the Finance Documents and that it has
either taken

such independent

legal and

other advice

or dispensed

with the

necessity of

doing
so. Further, each Obligor acknowledges

that all of the

provisions of each

Finance Document
and

the

restrictions

therein

contained

are

part

of

the

overall

intention

of

the

Parties

in
connection with the Finance Documents.
37.9
Counterparts
Each Finance

Document may be

executed in

any number

of counterparts,

and this has

the
same effect

as if

the

signatures on

the

counterparts were

on a

single copy

of the

Finance
Document.
38
GOVERNING LAW
This

Agreement and

any non-contractual

obligations arising

out of

or in

connection with

it are
governed by South African law.
39
JURISDICTION
39.1
The Parties

hereby irrevocably

and unconditionally

consent to

the non-exclusive

jurisdiction
of the

High Court

of South

Africa (Gauteng

Local Division,

Johannesburg) (or

any successor
to that

division) in

regard to

all matters

arising from

the Finance

Documents (including

a
dispute relating to the existence, validity or termination

of a Finance Document or any non-
contractual obligation arising

out of or

in connection with

a Finance Document)

(a
dispute ).
39.2
The Parties

agree that

the courts

of South

Africa are

the most

appropriate and

convenient
courts to settle disputes. The Parties

agree not to argue to

the contrary and waive objection
to this court on the

grounds of inconvenient forum

or otherwise in relation

to proceedings in
connection with any Finance Document.

39.3
This clause
39

is for

the benefit

of the

Finance Parties only.

As a

result, no

Finance Party
shall

be

prevented

from

taking

proceedings

relating

to

a

dispute

in

any

other

court

with
jurisdiction. To the extent allowed by

law, a Finance Party may take

concurrent proceedings
in any number of jurisdictions.
40
WAIVER

OF IMMUNITY
Each Obligor irrevocably and unconditionally -
40.1
agrees not

to

claim any

immunity from

suit, execution,

attachment or

other legal

process
brought by a Finance Party against

it in relation to a

Finance Document, and to ensure that
no such claim is made on its behalf;
40.2
consents generally to the giving of any relief or the issue of any process in connection with
those proceedings; and
40.3
waives

any

right

it

may

have

to

claim

for

itself

or

any

of

its

assets

immunity from

suit,
execution, attachment or other legal process.

1
THE FACILITY AGENT

Signed at Sandton

on 27 February

2025

for
FirstRand Bank Limited (acting through its
Rand Merchant Bank division)

/s/ Kedy Mazibuko
who warrants that he is duly
authorised hereto
Kedy Mazibuko
Name of Signatory

Authorised
Designation

for
FirstRand Bank Limited (acting through its
Rand Merchant Bank division)
/s/ Eric Mphohoni

who warrants that he is duly
authorised hereto
Eric Mphohoni
Name of Signatory

Authorised Signatory
Designation

1
THE ORIGINAL SENIOR LENDER
Signed at Sandton

on 27 February

2025

for
FirstRand Bank Limited (acting through its
Rand Merchant Bank division)

/s/ Kedy Mazibuko
who warrants that he is duly
authorised hereto
Kedy Mazibuko
Name of Signatory

Authorised
Designation

for
FirstRand Bank Limited (acting through its
Rand Merchant Bank division)
/s/ Eric Mphohoni

who warrants that he is duly
authorised hereto
Eric Mphohoni
Name of Signatory

Authorised Signatory
Designation

2
Signed at Sandton

on 27 February

2025

for
Investec Bank Limited (acting through its
Investment Banking division: Corporate
Solutions)

/s/ Kerry Caldwell
who warrants that he is duly
authorised hereto
Kerry Caldwell
Name of Signatory

Authorised Signatory
Designation

for
Investec Bank Limited (acting through its
Investment Banking division: Corporate
Solutions)
/s/ Sean Rule
who warrants that he is duly
authorised hereto
Sean Rule
Name of Signatory

Authorised Signatory
Designation

1
THE ORIGINAL WCF LENDER
Signed at JHB

on 27 Feb 25

2025

for
FirstRand Bank Limited (acting through its
Rand Merchant Bank division)

/s/ Wally Laurens
who warrants that he is duly
authorised hereto
Wally Laurens
Name of Signatory

Authorised
Designation

for
FirstRand Bank Limited (acting through its
Rand Merchant Bank division)
/s/ Kedy Mazibuko
who warrants that he is duly
authorised hereto
Kedy Mazibuko
Name of Signatory

Authorised
Designation

1
WESBANK
Signed at JOHANNESBURG

on 27/02/25

2025

for
FirstRand Bank Limited (acting through its
WesBank division)

/s/ Sharon Bekker
who warrants that he is duly
authorised hereto
Sharon Bekker
Name of Signatory

Sales Manager
Designation

for
FirstRand Bank Limited (acting through its
WesBank division)
who warrants that he is duly
authorised hereto
Name of Signatory

Designation

1
THE DEBT GUARANTOR

Signed at Woodmead

on 27 February

2025

for
Bowwood and Main No 408 (RF) Proprietary
Limited
/s/ Phillemon Ledwaba
who warrants that he is duly
authorised hereto
Phillemon Ledwaba
Name of Signatory

Duly Authorised
Designation

1
HOLDCO
Signed at Parkhurst

on 27 February

2025

for
Lesaka Technologies, Inc.
/s/ Daniel Smith
who warrants that he is duly
authorised hereto
Daniel Smith
Name of Signatory

Group Chief Financial Officer
Designation

1
THE ORIGINAL OBLIGORS

TERM / RCF BORROWER

Signed at CAPE TOWN

on 27 February

2025

for
Lesaka Technologies Proprietary Limited
/s/ Naeem Ebrahim Kola
who warrants that he is duly
authorised hereto
Naeem Ebrahim Kola
Name of Signatory

Group COO
Designation

1
THE ORIGINAL OBLIGORS

THE WCF BORROWERS

Signed at CAPE TOWN

on 27 February

2025

for
Cash Connect Management Solutions
Proprietary Limited
/s/ Naeem Ebrahim Kola
who warrants that he is duly
authorised hereto
Naeem Ebrahim Kola
Name of Signatory

GCOO
Designation

2
Signed at CAPE TOWN

on 27 February

2025

for
EasyPay Financial Services Proprietary
Limited
/s/ Naeem Ebrahim Kola
who warrants that he is duly
authorised hereto
Naeem Ebrahim Kola
Name of Signatory

GCOO
Designation

3
Signed at CAPE TOWN

on 27 February

2025

for
Lesaka Technologies Proprietary Limited
/s/ Naeem Ebrahim Kola
who warrants that he is duly
authorised hereto
Naeem Ebrahim Kola
Name of Signatory

GCOO
Designation

4
Signed at Parkhurst

on 27 February

2025

for
Adumo (RF) Proprietary Limited
/s/ Daniel Smith
who warrants that he is duly
authorised hereto
Daniel Smith
Name of Signatory

Group Chief Financial Officer
Designation

5
Signed at JHB

on 27/02/2025

2025

for
Cash Connect Rentals Proprietary Limited
/s/ Steven John Heilbron
who warrants that he is duly
authorised hereto
Steven John Heilbron
Name of Signatory

Director
Designation

6
Signed at CAPE TOWN

on 27 February

2025

for
Main Street 1723 Proprietary Limited
/s/ Naeem Ebrahim Kola
who warrants that he is duly
authorised hereto
Naeem Ebrahim Kola
Name of Signatory

GCOO
Designation

7
THE ORIGINAL OBLIGORS

THE ORIGINAL GUARANTORS

Signed at CAPE TOWN

on 27 February

2025

for
Lesaka Technologies Proprietary Limited
/s/ Naeem Ebrahim Kola
who warrants that he is duly
authorised hereto
Naeem Ebrahim Kola
Name of Signatory

GCOO
Designation

8
Signed at Parkhurst

on 27 February

2025

for
Lesaka Technologies, Inc.
/s/ Daniel Smith
who warrants that he is duly
authorised hereto
Daniel Smith
Name of Signatory

Group Chief Financial Officer
Designation

9
Signed at CAPE TOWN

on 27 February

2025

for
Prism Holdings Proprietary Limited
/s/ Naeem Ebrahim Kola
who warrants that he is duly
authorised hereto
Naeem Ebrahim Kola
Name of Signatory

GCOO
Designation

10
Signed at CAPE TOWN

on 27 February

2025

for
Net1 Finance Holdings Proprietary Limited
/s/ Naeem Ebrahim Kola
who warrants that he is duly
authorised hereto
Naeem Ebrahim Kola
Name of Signatory

GCOO
Designation

11
Signed at CAPE TOWN

on 27 February

2025

for
EasyPay Proprietary Limited
/s/ Naeem Ebrahim Kola
who warrants that he is duly
authorised hereto
Naeem Ebrahim Kola
Name of Signatory

GCOO
Designation

12
Signed at CAPE TOWN

on 27 February

2025

for
Prism Payment Technologies Proprietary
Limited
/s/ Naeem Ebrahim Kola
who warrants that he is duly
authorised hereto
Naeem Ebrahim Kola
Name of Signatory

GCOO
Designation

13
Signed at CAPE TOWN

on 27 February

2025

for
Cash Connect Management Solutions
Proprietary Limited
/s/ Naeem Ebrahim Kola
who warrants that he is duly
authorised hereto
Naeem Ebrahim Kola
Name of Signatory

GCOO
Designation

14
Signed at JHB

on 27 February

2025

for
Deposit Manager Proprietary Limited
/s/ Steven John Heilbron
who warrants that he is duly
authorised hereto
Steven John Heilbron
Name of Signatory

Director
Designation

15
Signed at JHB

on 27 February

2025

for
Cash Connect Rentals Proprietary Limited
/s/ Steven John Heilbron
who warrants that he is duly
authorised hereto
Steven John Heilbron
Name of Signatory

Director
Designation

16
Signed at CAPE TOWN

on 27 February

2025

for
Main Street 1723 Proprietary Limited
/s/ Naeem Ebrahim Kola
who warrants that he is duly
authorised hereto
Naeem Ebrahim Kola
Name of Signatory

GCOO
Designation

17
Signed at CAPE TOWN

on 27 February

2025

for
EasyPay Financial Services Proprietary
Limited
/s/ Naeem Ebrahim Kola
who warrants that he is duly
authorised hereto
Naeem Ebrahim Kola
Name of Signatory

GCOO
Designation

18
Signed at Durban

on 27 February

2025

for
GAAP Point-of-Sale Proprietary Limited
/s/ Irshaad Essa
who warrants that he is duly
authorised hereto
Irshaad Essa
Name of Signatory

Financial Director
Designation

19
Signed at Cape Town

on 27 February

2025

for
Adumo Payments Proprietary Limited
/s/ Grant Michael Manicom
who warrants that he is duly
authorised hereto
Grant Michael Manicom
Name of Signatory

Director
Designation

20
Signed at Cape Town

on 27 February

2025

for
Adumo Payouts Proprietary Limited
/s/ Stephen John Mallaby
who warrants that he is duly
authorised hereto
Stephen John Mallaby
Name of Signatory

CEO
Designation

21
Signed at Cape Town

on 27/02/2025

2025

for
Adumo Technologies Proprietary Limited
/s/ Grant Michael Manicom
who warrants that he is duly
authorised hereto
Grant Michael Manicom
Name of Signatory

Director
Designation

22
Signed at Cape Town

on 27 February

2025

for
Adumo Management Company Proprietary
Limited
/s/ Grant Michael Manicom
who warrants that he is duly
authorised hereto
Grant Michael Manicom
Name of Signatory

Director
Designation

23
Signed at Parkhurst

on 27 February

2025

for
Adumo (RF) Proprietary Limited
/s/ Daniel Smith
who warrants that he is duly
authorised hereto
Daniel Smith
Name of Signatory

Group Chief Financial Officer
Designation

24
Signed at Jhb

on 27 February

2025

for
Ovobix (RF) Proprietary Limited
/s/ Steven John Heilbron
who warrants that he is duly
authorised hereto
Steven John Heilbron
Name of Signatory

Director
Designation

25
Signed at CAPE TOWN

on 27 February

2025

for
Luxanio 227 Proprietary Limited
/s/ Naeem Ebrahim Kola
who warrants that he is duly
authorised hereto
Naeem Ebrahim Kola
Name of Signatory

GCOO
Designation

26
Signed at CAPE TOWN

on 27 February

2025

for
K2021477132 (South Africa) Proprietary
Limited
/s/ Naeem Ebrahim Kola
who warrants that he is duly
authorised hereto
Naeem Ebrahim Kola
Name of Signatory

GCOO
Designation

27
Signed at CAPE TOWN

on 27 February

2025

for
Easypay Cash Proprietary Limited
/s/ Naeem Ebrahim Kola
who warrants that he is duly
authorised hereto
Naeem Ebrahim Kola
Name of Signatory

GCOO
Designation

28
ANNEXURE

A

- THE PARTIES
Part I
The Original Obligors
Term/RCF Borrower
Jurisdiction of
Incorporation /
formation
Registration number
(or equivalent, if any)
1 Lesaka Technologies Proprietary Limited South Africa 2002/031446/07
Name of WCF Borrowers
Jurisdiction of
Incorporation /
formation
Registration number
(or equivalent, if any)
1
Cash Connect Management Solutions
Proprietary Limited
South Africa 2006/010530/07
2
EasyPay Financial Services Proprietary
Limited
South Africa 1998/020799/07
3 Lesaka Technologies Proprietary Limited South Africa 2002/031446/07
4 Adumo (RF) Proprietary Limited
South Africa

2017/540380/07
5 Cash Connect Rentals Proprietary Limited South Africa 2009/007139/07
6 Main Street 1723 Proprietary Limited South Africa 2019/300711/07
7
EasyPay Proprietary Limited

South Africa 1983/008597/07
Name of Original Guarantors
Jurisdiction of
Incorporation /
formation
Registration number
(or equivalent, if any)
1 Lesaka Technologies Proprietary Limited South Africa 2002/031446/07
2 Lesaka Technologies, Inc.
State of Florida,
United States
P9700001098
3 Prism Holdings Proprietary Limited South Africa 1998/018949/07
4 Net1 Finance Holdings Proprietary Limited South Africa 1998/020801/07

29
5 EasyPay Proprietary Limited South Africa 1983/008597/07
6
Prism Payment Technologies Proprietary
Limited
South Africa 1990/005062/07
7
Cash Connect Management Solutions
Proprietary Limited

South Africa 2006/010530/07
8 Deposit Manager Proprietary Limited South Africa 2010/016889/07
9
Cash Connect Rentals Proprietary Limited

South Africa 2009/007139/07
10 Main Street 1723 Proprietary Limited
South Africa

2019/300711/07
11
EasyPay Financial Services Proprietary
Limited
South Africa

1998/020799/07
12 GAAP Point-of-Sale Proprietary Limited South Africa 1999/003571/07
13 Adumo Payments Proprietary Limited South Africa 2015/427833/07
14 Adumo Payouts Proprietary Limited
South Africa

2005/010672/07
15 Adumo Technologies Proprietary Limited South Africa 2000/029811/07
16
Adumo Management Company Proprietary
Limited
South Africa

2021/147994/07
17 Adumo (RF) Proprietary Limited
South Africa

2017/540380/07
18

Ovobix (RF) Proprietary Limited

South Africa

2013/068120/07
19

Luxanio 227 Proprietary Limited

South Africa

2018/605739/07
20
K2021477132 (South Africa) Proprietary
Limited
South Africa 2021/477132/07
21

EasyPay Cash Proprietary Limited South Africa 2001/028826/07

30
Part II
The Original Senior Lenders
under the Senior Term Facilities and Senior RCF
Original Senior
Lenders
Address for Purposes of clause
34

(Notices)
Senior Term
Facility A
Commitment
Senior Term
Facility B
Commitment
Senior RCF
Commitment
[Column 1] [Column 2] [Column 3] [Column 4] [Column 5]
1. FirstRand Bank
Limited (acting
through its Rand
Merchant Bank
division)
1 Merchant Place, 16th Floor
Cnr Fredman Drive and Rivonia Road
Sandton, 2196
Email -

XXX;

XXX;

XXX;

XXX;

XXX;
XXX;

XXX;

XXX;

XXX;

XXX;

XXX
Att -

Head

of

Transaction
Management

-

Investment
Banking
R1,609,245,740.62

R746,493,641.20 The amount of
voluntary
prepayments of
Senior Term
Facility A Loans
which were made
by that Original
Senior Lender

31
2 Investec Bank
Limited (acting
through its
Investment
Banking
division:
Corporate
Solutions
100

Grayston

Drive,

Sandown,

Sandton,
Johannesburg, 2196
Email- XXX
Attention:

Head of Investment Banking
R546,493,641.20 R253,506,358.80 The amount of
voluntary
prepayments of
Senior Term
Facility A Loans
which were made
by that Original
Senior Lender
R2,155,739,381.82 R1,000,000,000

32
ANNEXURE

B

- CONDITIONS PRECEDENT
Part I
Conditions Precedent to Initial Utilisation
1. OBLIGORS AND SECURITY PROVIDERS
1.1
A copy of the constitutional documents of each Obligor and Security

Provider.
1.2
A copy of

a resolution of

the board of

directors of each

Obligor and Security

Provider which
is a party to a Finance Document, to the extent applicable -
1.2.1
approving the terms of, and the transactions

contemplated by, the Finance Documents
to which it is a party

and resolving that it execute the Finance

Documents to which it
is a party;
1.2.2 authorising it, for all purposes required under sections 45 and/or 46 of the Companies
Act

(as

applicable),

to

provide

the

"
financial

assistance
"

and

to

make

any
" distribution
"

that

may

arise

as

a

result

of

its

entry

into

the

Finance

Documents to
which it is a party;
1.2.3 authorising a specified person or persons to execute the Finance Documents to which it is a party on its behalf; and
1.2.4
authorising

a

specified

person

or

persons,

on

its

behalf,

to

sign

and/or

despatch all
documents

and notices

to

be

signed and/or

despatched by

it

under or

in

connection
with the Finance Documents to which it is a party.
1.3
To

the extent

applicable, a

copy of

a special

resolution duly

passed by

the holders

of the
issued shares of each Obligor and Security Provider authorising it, for all purposes required
under section 45 of the Companies Act, to provide the " financial assistance " that may arise as a result of its entry into the Finance Documents to which it is a party.
1.4 To the extent required by the Companies Act, any other applicable law or the constitutional documents of

an Obligor

and Security

Provider, a

copy of

a resolution duly

passed by

the
holders of

the issued

shares of

that Obligor

or Security

Provider ,

approving the

terms of,
and

the

transactions

contemplated

by,

the

Finance

Documents

to

which

that

Obligor

or
Security Provider is a party.
1.5
A specimen of the

signature of each person

authorised by the

resolution referred to

in clause
1.2 above.
1.6
A certificate of an authorised signatory of each Obligor and each other

Security Provider -
1.6.1
confirming

that

borrowing,

guaranteeing

or

securing,

as

appropriate,

the

Total
Commitments would not cause any borrowing, guaranteeing,

securing or similar limit
binding on it to be exceeded; and
1.6.2
certifying that each copy document

relating to it specified in

this Part I of
Annexure B
is correct, complete and in full force and effect as at a date no earlier than the Closing
Date.
1.6.3
no

Default

has

occurred

or

is

continuing

or

will

result

from

the

execution

of

the
Finance Documents;

33
1.6.4
the representations and

warranties set out

in clause
20

(Representations) are true

and
correct in all respects;
1.6.5
no

event

or

series

of

events

or

circumstances

has

occurred

or

arisen

which,

in

that
entity’s opinion, is likely to have a Material Adverse Effect;
1.6.6
no investigation, litigation, arbitration or

administrative proceedings of or before any
court, arbitral body,

competent competition authority or other

regulatory authority or
government agency which, if

adversely determined, will

have or is

reasonably likely
to have a Material

Adverse Effect have, to

the best of its

knowledge and belief, been
started or threatened against it or any member of the Covenant Group;

and
1.6.7
no event or

circumstance has arisen,

and there has

been no change

in circumstances,
in relation to any Environmental Matters since 30 June 2024.
1.7 In relation to Holdco -
1.7.1 a certificate as to the active status of Holdco from the Florida Department of State, in form and substance satisfactory to the Facility Agent and its counsel;

and
1.7.2
a solvency certificate signed

by the chief financial

officer or chief

accounting officer
of Holdco in form and substance satisfactory to the Facility Agent.
2. Legal opinions
2.1
A legal

opinion of

Werksmans

Inc, legal

advisers to

the Finance

Parties, addressed

to the
Facility Agent for and on behalf of the Finance Parties, substantially in the form distributed
to

the

Original

Senior

Lenders

prior to

signing

this Agreement

in

respect

of

the

legality,
validity and enforceability of the Finance Documents.
2.2
A legal opinion

of Webber Wentzel attorneys, legal advisers

to the Obligors

in South Africa,
addressed to the Facility Agent for and on behalf of the Finance Parties, substantially in the form distributed to

the Original Senior

Lenders prior to

signing this Agreement, in

respect
of the capacity, powers and

authority of the Obligors

and other Security

Providers which are
party to

the Finance

Documents, to

enter into

and perform

their obligations

under the

Finance
Documents and the due execution of those documents.
2.3
A legal opinion of McDermott Will &

Emery, LLP,

legal advisers to the Finance Parties in
the US] and in the

State of Florida addressed to

the Facility Agent for and

on behalf of the
Finance Parties, substantially in the form distributed to the Original Senior Lenders prior to signing this Agreement, in respect of the

capacity, powers and authority

of Holdco to enter
into and

perform its

obligations under

the Finance

Documents and

the due

execution of

those
documents under Florida law.
3. Finance Documents
3.1 An original of each of the following Finance Documents duly entered into by each Party to it -
3.1.1 this Agreement;
3.1.2 each Senior Term Facility Agreement;
3.1.3 the Senior RCF Agreement;
3.1.4 each WCF Agreement;

34
3.1.5 each WesBank Agreement;
3.1.6 the Lesaka Release Agreement;
3.1.7
the Cash Connect Management Release Agreement;

3.1.8 the Debt Guarantee;
3.1.9 the Counter-indemnity Agreement;
3.1.10 each Security Structure Document;
3.1.11 each Security Agreement;
3.1.12 the Fee Letters; and
3.1.13 the Further Rights Letter.
3.2
The

following

documents

of

title

and

related

documents

in

relation

to

shares

and

other
securities that are subject to Transaction Security -
3.2.1
the

original

share

certificates

(or

applicable

certificates

of

title

in

respect

of

other
securities);
3.2.2
an original securities

transfer form duly

executed by the

relevant Obligor (undated

and
left blank as to the transferee);
3.2.3
a

resolution

by

the

directors

of

each

company

the

shares

of

which

are

subject

to
Transaction

Security,

acknowledging

the

pledge

and

agreeing

to

give

effect

to

any
transfer of shares that may occur as a result;

3.2.4
any

waivers

of

pre-emptive

rights

which

may

be

required

in

respect

of

any

shares
which are subject to the Transaction Security; and
3.2.5
all other documents of title required to be provided under the Security

Documents.
3.3
A copy

of all

notices required

to be

sent, acknowledgements

required to

be delivered

and
other documents

required to be

executed under the

Security Documents, duly

executed by
the persons party thereto.
3.4
A

copy

of

the

securities

register

of

Holdco,

each

other

Obligor

and

each

member

of

the
Covenant Group whose shares are subject to the Transaction Security.
4. Regulatory authorisations
All regulatory approvals required for the implementation of the transactions contemplated by the
Finance Documents

(including to

the extent

that any

such approval

is required

to establish

any
Security under the Security Documents).
5. Credit Approval
The approval of the credit committee

of each Original Lender of the

grant of the Facilities to the
Borrowers under the Finance Documents.

35
6.
Know Your

Customer Requirements
Such documentation and

other evidence

as is reasonably

requested by the

Facility Agent

(for itself
or on behalf of any other Finance Party) to carry out and be satisfied that it has complied with all necessary

know

your

customer

or

similar

identification

procedures

under

applicable

laws

and
regulations (including

the Financial

Intelligence Centre

Act, 2001)

pursuant to

the

transactions
contemplated in the Finance Documents.
7. Other documents and evidence
7.1 Evidence that the fees, costs and expenses then due from the Term/RCF Borrower pursuant to clause
13

(Fees), clause
14.5

(Stamp taxes) and

clause
18

(Costs and expenses)

have been
paid or will be paid by the first Utilisation Date.
7.2
A Compliance

Certificate dated on

or about the

Closing Date which

demonstrates that the
Borrower

will

comply

with

the

provisions

of

clause
22.1

(Undertaking

in

relation

to
Financial

Condition)

if

such

Financial

Covenants

were

to

be

calculated

as

at

the

first
Utilisation Date, taking into account the amount of such Utilisations.
7.3
Evidence to the satisfaction of

the Facility Agent that

Cash Connect Management has

paid
any and all

interest which would

be due and

payable by it,

on the

first Utilisation Date,

in
terms of the Cash Connect Management Facilities Agreement.

7.4 A copy of the Original Financial Statements.
7.5 Evidence that all required Insurances are in place.
7.6
A copy

of any

other authorisation

or other

document, opinion

or assurance

which the

Facility
Agent

considers

to

be

necessary

or

desirable

(if

it

has

notified

the

Term/RCF

Borrower
accordingly)

in

connection

with

the

entry

into

and

performance

of

the

transactions
contemplated by

any Finance

Document or

for the

validity and

enforceability of

any Finance
Document.

36
Part II
Conditions Precedent Required to be
Delivered by an Additional Obligor and/or in relation to further Transaction Security
1
An Accession Letter, duly executed by the Additional Obligor and the Term/RCF Borrower.
2
A copy of the constitutional documents of the Additional Obligor.
3
A copy of a resolution of the board of directors of the Additional Obligor

-
3.1
approving the terms of, and the transactions

contemplated by, the

Accession Letter and the
Finance Documents and resolving that it execute the Accession Letter;
3.2
in the case of an Additional Obligor, authorising it, for all purposes required under sections
45

and

46

of

the

Companies

Act,

to

provide

the

"
financial

assistance
"

and

to

make

any
" distribution
" that may arise as

a result of its entry into

the Finance Documents to which it
is a party (or, in the case of any Additional Obligor incorporated in a jurisdiction other than
South Africa, any equivalent authorisations required under the laws of such jurisdiction);
3.3
authorising a specified person or persons to execute the Accession Letter on its behalf; and
3.4
authorising

a

specified

person

or

persons,

on

its

behalf, to

sign

and/or

despatch all

other
documents and notices to be signed and/or despatched by it under or in connection with the
Finance Documents.
4
A copy

of a

special resolution

duly passed

by the

holders of

the issued

shares of

an Additional
Obligor authorising it,

for all purposes

required under section

45 of the

Companies Act,

to provide
the

"
financial assistance
"

that may

arise as

a result

of its

entry into

the Finance

Documents to
which it

is a

party (or

in the

case of

any Additional

Obligor incorporated in

a jurisdiction

other
than South Africa, any equivalent authorisations required under the laws of such jurisdiction).
5
To the

extent required with reference to the constitutional documents of an Additional Obligor, a copy of

a resolution

duly passed

by the

holders of

the issued

shares of

that Additional

Obligor,
approving the

terms of,

and the

transactions contemplated by,

the Finance

Documents to

which
that Additional Obligor is a party.
6
A specimen

of the

signature of

each person

authorised by

the resolution

referred to

in clause
3
above.

37
7
A certificate

of the

Additional Obligor

(signed by

a director)

confirming that

borrowing and/or
guaranteeing,

as

appropriate,

the

Total

Commitments

would

not

cause

any

borrowing,
guaranteeing or similar limit binding on it to be exceeded.
8
A

certificate

of

an

authorised

signatory

of

the

Additional

Obligor

certifying

that

each

copy
document listed in this Part

II of
Annexure B

is correct, complete and in full

force and effect as at
a date no earlier than the date of the Accession Letter.
9
If available, the latest audited financial statements of the Additional

Obligor.
10
Security Documents

duly executed

by the

Additional Obligor

in respect

of all

Transaction Security
it is required to provide in accordance with Annexure G (Transaction Security).
11
Security Documents duly executed by the relevant member of

the Covenant Group in its capacity
as

shareholder in

the

Additional Obligor

in

respect of

all

Transaction

Security it

is

required to
provide in accordance with Annexure G (Transaction Security).
12
All

documents

required

to

procure

registration

of

the

notarial

bonds

set

out

in

Annexure

G
(Transaction Security),

including a

power of

attorney in

favour of

the Finance

Parties' conveyancer
to pass and register each such Security Document at the applicable statutory public register.
13
Evidence that each general notarial bond and deeds of hypothecations of trademarks, patents and designs,

in

each

case,

referred

to

in

Annexure

G

(Transaction

Security),

if

so

required

by

the
Facility Agent, has been lodged for registration at the applicable statutory public registry.
14
The following documents of title and

related documents in relation to shares

and other securities
that are subject to Transaction Security -
14.1
the original share

certificates (or applicable

certificates of title

in respect of

other securities);
14.2
an original securities transfer form

duly executed by the relevant Obligor

(undated and left
blank as to the transferee);
14.3
a resolution by the directors

of each company the shares

of which are subject to

Transaction
Security, acknowledging the pledge and agreeing

to give effect to any

transfer of shares that
may occur as a result; and
14.4
all other documents of title required to be provided under the Security

Documents.

38
15
A copy

of all

notices required

to be

sent, acknowledgements

required to

be delivered

and other
documents required to

be executed under the

Security Documents, duly executed

by the persons
party thereto.
16
A copy of the securities register of the Additional Obligor.
17
All

necessary

regulatory

approvals

to

the

satisfaction

of

the

Facility

Agent

required

for

the
accession of the Additional Obligor as an Obligor.
18
A legal opinion of the

legal advisers to the

Finance Parties and the

Facility Agent in

South Africa.

19
A legal opinion of the legal advisers to the Obligors in South Africa.
20
In relation to

any Additional

Obligor incorporated in

a jurisdiction other

than South Africa,

a legal
opinion from legal counsel in that jurisdiction acceptable to the Facility

Agent.
21
If the Additional Obligor is incorporated in a jurisdiction other than South Africa, a legal opinion of the legal

advisers to the

Finance Parties in

the jurisdiction in

which the Additional

Obligor is
incorporated.
22
A

copy

of

any

other

authorisation

or

other

document,

opinion

or

assurance

which

the

Facility
Agent considers to be necessary

or desirable in connection with

the entry into and

performance of
the transactions contemplated

by the Accession Letter

or for the validity and

enforceability of any
Finance Document.

39
ANNEXURE

C

- FORM OF TRANSFER CERTIFICATE
To -

[
Facility Agent ], as Facility Agent
[●]
[●]
From - [ The Existing Lender ] (the Existing Lender ) and [ the New Lender
]

(the
New Lender )
[●], 20

Dear Sirs,
LESAKA TECHNOLOGIES PROPRIETARY LIMITED
Common Terms Agreement, dated [●], 2025
( the Agreement)
1
We

refer to the

Agreement. This is a

Transfer Certificate. Terms

defined in the

Agreement have
the same

meaning in

this Transfer

Certificate unless

given a

different meaning

in

this Transfer
Certificate.
2
We refer to clause
25.4

(Procedure for transfer).
3
The Existing

Lender and

the New

Lender agree

to the

Existing Lender

transferring to

the New
Lender

by

cession

and

delegation

all

or

part

of

the

Existing

Lender's

Commitment,

rights

and
obligations referred to in the Schedule in accordance with clause
25.4

(Procedure for transfer).
4
The proposed Transfer Date is [●].
5
The address of the New

Lender, email address and attention details

for notices of the New

Lender
for the purposes of clause
34.2

(Addresses) are set out in the Schedule.
6
On and with effect from the Transfer Date the New Lender -
6.1
becomes party to the Agreement as a [Senior Term Facility Lender] [Senior RCF Lender];
6.2
becomes party to the Intercreditor Agreement;
6.3
undertakes

to

perform

all

the

obligations

expressed

in

the

Agreement,

the

Intercreditor
Agreement and other applicable Finance Documents to be assumed by a Lender; and

40
6.4
agrees

that

it

shall

be

bound

by

all

the

provisions

of

the

Agreement,

the

Intercreditor
Agreement and

other applicable

Finance Documents

as if

it had

been an

original party

to
those Finance Documents as a Lender.
7
The New Lender expressly acknowledges the limitations on the Existing Lender's obligations set out in clause
25.3

(Limitation of responsibility of Existing Lenders).
8
This Transfer

Certificate may

be executed

in any

number of

counterparts and

this has

the same
effect as if the signatures on the counterparts were on a single copy of this Transfer Certificate.
9
This Transfer Certificate and any non-contractual obligations arising out of or in connection with it are governed by South African law.
10
This Transfer Certificate has been entered into on the date stated at the beginning of this

Transfer
Certificate.
[ EXISTING LENDER ]
By -
[ NEW LENDER ]
By -
[ FACILITY AGENT ]
By -
As Facility Agent and for and

on behalf of each of the parties

to the Agreement (other than the Existing
Lender

and the

New Lender)

[and

each

of

the

parties to

the

Intercreditor Agreement

(other than

the
Existing Lender and the New Lender)].
Note -

The

execution

of

this

Transfer

Certificate

may

not

transfer

a

proportionate

share

of

the
Existing Lender's interest in security in all cases. It is the responsibility of the New Lender to ascertain whether any other documents

or other formalities are

required to perfect a

transfer of such a

share in the
Existing Lender's

security and,

if so,

to arrange

for execution

of those

documents and

completion of
those formalities.

41
THE SCHEDULE
Commitment/rights and obligations to be transferred
[ insert relevant details, including applicable Commitment (or part) and participation in
Loans ]
Part 1
Commitments
Senior Term Facility A
Commitment
Senior Term Facility B
Commitment
Senior RCF
Commitment
[●] [●] [●]
Part 2
Participations in Loans
Senior Term Facility A
Loan
Senior Term Facility B Loan

Senior RCF Loans
[●] [●] [●]
Part 3
Administrative Details of the New Lender
[ Insert details of address for notices and payment details, etc. ]
This Transfer Certificate is

accepted by the Facility

Agent and the

Transfer Date is confirmed

as [●].
[ Facility Agent ]
By

-

42
ANNEXURE

D

- FORMS OF ACCESSION LETTER
PART

II - ADDITIONAL GUARANTOR
To -

[
Facility Agent ], as Facility Agent
[●]
[●]
From -

[●] PROPRIETARY LIMITED
And -

[
SUBSIDIARY ]
[●], 20

Dear Sirs,
LESAKA TECHNOLOGIES PROPRIETARY LIMITED
Common Terms Agreement, dated [●], 2025
( the Agreement)
1
We refer to -
1.1
the Agreement; and
1.2
the Security Cession & Pledge (as defined in the Agreement).

2
This is

an Accession

Letter.

Terms

defined in

the Agreement

have the

same meaning

in this
Accession Letter unless given a different meaning in this Accession Letter.
3
[ Subsidiary ] agrees, with effect from the date of this Accession Letter, to -
3.1
become an Additional

Guarantor under the Agreement

and to be

bound by the

terms of
the Agreement as an Additional Guarantor;

3.2
become an Indemnifier under (and as defined in) the Counter-indemnity Agreement and to be bound by the terms of the Counter-indemnity Agreement

as an Indemnifier; and
3.3
become an

Additional Cedent under

(and as defined

in) the

Security Cession &

Pledge
and to be bound by the terms of the Security Cession & Pledge as an

Additional Cedent,
pursuant to clause
26.3

(Additional Guarantors) of the Agreement.
4
[ Subsidiary
] (in its

capacity as Additional

Cedent) pledges

to the Debt

Guarantor all

its Shares
and

Investments

(in

each

case,

as

defined

in

the

Security

Cession

&

Pledge)

and

cedes
in
securitatem debiti

to the

Debt Guarantor

all its

Secured Property

(as defined

in the

Security
Cession

&

Pledge),

in

each

case

individually

and

collectively

with

all

the

other

Secured

43
Property

(as

defined

in

the

Security

Cession

&

Pledge),

as

continuing

general

covering
collateral security for the

due, proper and timeous

payment and performance in full

of all the
Secured Obligations (as defined in the Security Cession & Pledge), on the terms set out in the
Security Cession

& Pledge,

which pledge

and cession

the Debt

Guarantor (in

its capacity

as
Debt

Guarantor

under

the

Security

Cession

&

Pledge)

accepts.

For

the

purposes

hereof,
Secured

Property

means

all

the

Secured

Property

(as

defined

in

the

Security

Cession

&
Pledge) of [ Subsidiary ].
5
With effect from the

date of this Accession Letter the Security Cession &

Pledge will be read
and construed

for all

purposes as

if the

Additional Cedent

had been

an original

party in

the
capacity of Cedent

(but so that

the Security created

on this accession

will be created

on the date
of this Accession Letter).
6
[ Subsidiary
]

is

a

company

duly

incorporated

under

the

laws

of

[
name

of

relevant
jurisdiction ].
7
[ Subsidiary's ] administrative details are as follows -
Address -

[●]
Email Address -

[●]
Attention - [●]
8
All representations and

warranties set out

in clause
20

(Representations) are correct

on the date
of this Accession Letter.
9
This Accession Letter is a Finance Document.
10
This Accession

Letter may

be executed

in any number

of counterparts.

This has

the same

effect
as if the signatures on the counterparts were on a single copy of this Accession

Letter.
11
This Accession Letter and any non-contractual

obligations arising out of or in

connection with
it are governed by South African law.
[●] PROPRIETARY LIMITED [ SUBSIDIARY ]
By - By -

44
Accepted by the Facility Agent -
For and on behalf of -
[ Facility Agent ]
For and on behalf of -
[ Facility Agent ]
Name
-
Name -
Office
-
Office -
Date - Date -
(who warrants his authority) (who warrants his authority)
Accepted by the Debt Guarantor -
For and on behalf of -
Bowwood and Main No 408 (RF)
Proprietary Limited
Name -
Office
-
Date -
(who warrants his authority)

45
PART

II - ADDITIONAL WCF BORROWER
To -

[
Facility Agent ], as Facility Agent
[●]
[●]
From -

[●] PROPRIETARY LIMITED
And -

[
MEMBER OF THE COVENANT GROUP ]
[●], 20

Dear Sirs,
LESAKA TECHNOLOGIES PROPRIETARY LIMITED
Common Terms Agreement, dated [●], 2025
( the Agreement)
1
We refer to -
1.1
the Agreement; and
1.2
the Security Cession & Pledge (as defined in the Agreement).

2
This is

an Accession

Letter.

Terms

defined in

the Agreement

have the

same meaning

in this
Accession Letter unless given a different meaning in this Accession Letter.
3
[ Subsidiary ] (
Additional WCF

Borrower
) agrees, with

effect from the

date of this

Accession
Letter, to -
3.1
become an Additional

WCF Borrower

under the

Agreement and

to be bound

by the

terms
of the Agreement as an Additional WCF Borrower;
3.2
become a Borrower

under (and as

defined in) the

WCF Agreement and

to be bound

by
the terms of the WCF Agreement as a Borrower (as defined in the WCF

Agreement);
3.3
become an Indemnifier under (and as defined in) the Counter-indemnity Agreement and to be bound by the terms of the Counter-indemnity Agreement

as an Indemnifier; and
3.4
become an

Additional Cedent under

(and as defined

in) the

Security Cession &

Pledge
and to be bound by the terms of the Security Cession & Pledge as an

Additional Cedent,
pursuant to clause
26.2

(Additional WCF Borrower) of the Agreement.

46
4
The

Additional

WCF

Borrower

(in

its

capacity

as

Additional

Cedent)

pledges

to

the

Debt
Guarantor all

its Shares

and Investments

(in each

case, as

defined in

the Security

Cession &
Pledge)

and

cedes
in

securitatem

debiti

to

the

Debt

Guarantor

all

its

Secured

Property

(as
defined in the Security

Cession & Pledge), in

each case individually and

collectively with all
the other

Secured Property

(as defined

in the Security

Cession &

Pledge), as

continuing general
covering collateral security

for the due,

proper and timeous

payment and performance

in full
of all the Secured Obligations (as

defined in the Security Cession &

Pledge), on the terms set
out

in

the

Security

Cession

&

Pledge,

which

pledge and

cession the

Debt

Guarantor (in

its
capacity as

Debt Guarantor

under the

Security Cession

& Pledge)

accepts. For

the purposes
hereof, Secured Property

means all the Secured Property (as defined in the Security Cession
& Pledge) of the Additional WCF Borrower.
5
With effect from the

date of this Accession Letter the Security Cession &

Pledge will be read
and construed

for all

purposes as

if the

Additional Cedent

had been

an original

party in

the
capacity of Cedent

(but so that

the Security created

on this accession

will be created

on the date
of this Accession Letter);
6
The Additional

WCF Borrower

is a company

duly incorporated

under the

laws of

South Africa.
7
The Additional WCF Borrower's administrative details are as follows -
Address -

[●]
Email address -

[●]
Attention - [●]
8
The Repeating Representations are correct on the date of this Accession

Letter.
9
This Accession Letter is a Finance Document.
10
This Accession

Letter may

be executed

in any number

of counterparts.

This has

the same

effect
as if the signatures on the counterparts were on a single copy of this Accession

Letter.
11
This Accession Letter and any non-contractual

obligations arising out of or in

connection with
it are governed by South African law.
[ MEMBER OF THE COVENANT GROUP ] [ MEMBER OF THE COVENANT GROUP ]
By - By -

47
Accepted by the Facility Agent -
For and on behalf of -
[ Facility Agent ]
For and on behalf of -
[ Facility Agent ]
Name
-
Name -
Office
-
Office -
Date - Date -
(who warrants his authority) (who warrants his authority)
Accepted by the Debt Guarantor -
For and on behalf of -
Bowwood and Main No 408 (RF)
Proprietary Limited
Name -
Office
-
Date -
(who warrants his authority)

48
PART

III - WCF LENDERS
To -

[
Facility Agent ], as Facility Agent
[●]
[●]
From - [ WCF LENDER ]
[●], 20

Dear Sirs,
LESAKA TECHNOLOGIES PROPRIETARY LIMITED
Common Terms Agreement, dated [●], 2025
( the Agreement)
1. We refer to the Agreement. This is an Accession Letter. Terms defined in the Agreement have the same meaning in this Accession Letter

unless given a different meaning in

this Accession
Letter.
2. [ WCF Lender
] agrees, with effect

from the date of

this Accession Letter,

to become a

WCF
Lender and to be bound by the terms of -
2.1 the Agreement; [and]
2.2 the Intercreditor Agreement[,]/[; and
2.3 the Subordination Agreement,]
as a WCF Lender, pursuant to clause [ ● ] (Accession of WCF Lenders) of the Agreement.
3. [
WCF

Lender
]

is

a

company

duly

incorporated

under

the

laws

of

[
name

of

relevant
jurisdiction ].
4. [ WCF Lender ] administrative details are as follows -
Address -

[●]
Email address -

[●]
Attention - [●]
5.
This Accession

Letter may

be executed

in any number

of counterparts.

This has

the same

effect
as if the signatures on the counterparts were on a single copy of this Accession

Letter.
6.
This Accession Letter and any non-contractual

obligations arising out of or in

connection with
it are governed by South African law.

49
For and on behalf of -
[ WCF Lender ]
For and on behalf of -
[ WCF Lender ]
Name
-
Name -
Office
-
Office -
(who warrants his authority) (who warrants his authority)
Accepted by the Facility Agent -
For and on behalf of -
[ Facility Agent ]
For and on behalf of -
[ Facility Agent ]
Name
-
Name -
Office
-
Office -
Date - Date -
(who warrants his authority) (who warrants his authority)

50
*
ANNEXURE

E

- FORM OF RESIGNATION LETTER
To -

[
FACILITY AGENT ], as Facility Agent
[●]
[●]
From -

[●] PROPRIETARY LIMITED
[●], 20[●]
Dear Sirs,
Lesaka Technologies Proprietary Limited
Common Terms Agreement, dated [●], 2025

( the Agreement)
1
We refer to the Agreement. This is

a Resignation Letter. Terms defined in the Agreement

have
the

same

meaning

in

this

Resignation

Letter

unless

given

a

different

meaning

in

this
Resignation Letter.
2
Pursuant to clause
26.5

(Resignation of a Guarantor), we

request that [resigning Guarantor] be
released from -
2.1
its obligations as a Guarantor under the Agreement; and
2.2
its obligations as an Indemnifier under the Counter-indemnity Agreement.
3
We confirm that -
3.1
no Default is continuing or would result from the acceptance of this request; and
3.2
[●].
4
This

Resignation Letter

and any

non-contractual obligations

arising

out

of

or

in

connection
with it are governed by South African law.
Yours

faithfully,
Signed - ….......................................... …..........................................
Director Director
*

Insert any other conditions required by the Agreement.

51
[ Term/RCF Borrower ] [ Term/RCF Borrower ]

52
ANNEXURE

F

- FORM OF COMPLIANCE CERTIFICATE
To -

[
FACILITY AGENT ], as Facility Agent
[●]
[●]
From -

[●] PROPRIETARY LIMITED
[●], 20[●]
Dear Sirs,
Lesaka Technologies Proprietary Limited
Common Terms Agreement, dated [●], 2025
( the Agreement)
1
We refer to the Agreement. This is a Compliance Certificate. Terms defined in the Agreement have

the

same

meaning

when

used

in

this

Compliance

Certificate

unless

given

a

different
meaning in this Compliance Certificate.
2
We

confirm

that

as

at

[
relevant

testing

date
]

(the
Test

Date
)

the

following

financial

ratios
referred to in clause
22

(Financial Covenants) were at the levels set out below -
Financial Covenant Ratio
As
Calculated
Covenant
Level
Compliance
[Y / N]
1. Net Debt to EBITDA Ratio [●] [●] [●]
2. Interest Cover Ratio [●] [●] [●]
3
We set out below calculations establishing the figures in clause
2 above

-
[●]
4
We confirm that the following companies were Material Subsidiaries at the Test Date -
[●]
5
We

confirm

that

the

[financial

statements]/[management

accounts]/[SEC

Form]

which

this
compliance certificate accompanies fairly represents the

financial condition of the Group as at
the

date

as

to

which

those

[financial

statements]/[management

accounts/[SEC

Form]

were
drawn up.

53
*
6
[We confirm that no Default is continuing as at the Test Date.]
7
Cure Amount
7.1.1
[Details to

be included

as required

in clauses
22.3

(Equity Cure)

and
22.4

(Cure
Amounts -

Mandatory Prepayment),

and in

particular the

breach of

the Relevant
Financial Covenant,

the application

of the

Cure Amount

within the

Cure Period,
and the results of -
7.1.1.1
the calculations of

all Relevant

Financial Undertakings

before the payment

of
the Cure Amount

in accordance with

clause
22.4

(Cure Amounts

- mandatory
prepayment) and the application of clauses
22.3.3

and
22.3.4
; and
7.1.1.2
the

recalculations

of

all

Relevant

Financial

Undertakings

following

the
payment of the Cure Amount in accordance

with clause
22.4

(Cure Amounts
- mandatory prepayment) and the application of clauses
22.3.3

and
22.3.4.
]
8
Obligor coverage
8.1
[
The Obligors are

in compliance with

clause
23.28.1

(Guarantor Coverage).
][ Each of the
following

persons

are

required

to

become

an

Additional

Guarantor

in

order

for

the
Obligors to comply with clause
23.28

-

8.1.1
[●]; and
8.1.2
[●]. ]
8.2
[
Each Material

Subsidiary is

a Guarantor.
][
The following

persons are

required to

become
an Additional Guarantor such that each Material Subsidiary is a Guarantor. ]
9
Group Structure Chart
[Pursuant to clause
21.10.5
, the updated Group Structure Chart is attached hereto as [schedule
1].]
10
Non-SA Subsidiaries
*

Note - to be updated as applicable.

54
[The aggregate of

the gross assets,

EBITDA (as defined

in clause
2.1.101.4
) or

total revenue
of the Non-SA Subsidiaries is [less than] 10% of

the total assets,

EBITDA or total revenue of
the Covenant Group.]
11
Material Agreement
The following agreements constitute Material Agreements -

11.1.1
[●]; and
11.1.2
[●].

12
Litigation
[Pursuant

to

clause
21.10.4
,

the

litigation,

arbitration,

administrative

proceeds,

liquidation
applications,

winding

up

applications

or

business

rescue

applies

which

are

required

to

be
disclosed are as follows -

12.1.1
[●]; and
12.1.2
[●].

13.

[Please include any other obligations required under the Finance Documents].
[Yours

faithfully,
Signed - ….......................................... …..........................................
Director Director
[Term/RCF Borrower]

[Term/RCF Borrower]

55
ANNEXURE

G

- TRANSACTION SECURITY
Each Obligor must

enter into Security

Documents in favour

of the

Debt Guarantor to

establish the
Security set

out below

over the

assets described

below (except

to the

extent that

any such

asset is
expressly

excluded

by

a

Security

Document

from

the

Security

created

under

that

agreement

or
otherwise stipulated below) -
1
South African Obligors and Material Subsidiaries
1.1
A pledge and cession in securitatem debiti

by that Obligor (other than Holdco) of all the
shares,

securities

and

other

ownership

interests

it

holds,

from

time

to

time,

in

any
Affiliate, associate company or

another person (other than

a Dormant Subsidiary), each
incorporated or established

in South Africa, in

which it is invested

(including, in the case
of

the

Term/RCF

Borrower,

all

the

shares,

securities

and

other

ownership

interests

it
holds, from time to time, in the relevant Obligors (other than Holdco)), together with all its debt claims (on shareholder loan account or otherwise) against any such person, save for any loans created pursuant to the Permitted Cash Management Arrangement.
1.2
A cession in securitatem debiti

by that Obligor

(other than Holdco)

of all its

rights and
claims

in

respect

of

bank

accounts

maintained

in

its

jurisdiction

of

incorporation
(including

all

cash

balances

standing

to

the

credit

of

those

bank

accounts),

insurance
policies, book debts,

Insurance Proceeds,

intellectual property, Disposal Proceeds

and all
cash and cash equivalents, from time to time.
1.3
A

general

notarial

bond

to

be

registered

over

the

moveable

assets

of

each

Additional
Obligor, it so required by the Facility Agent.
1.4
A mortgage bond to be registered over the immoveable property of any

Obligor, if such
Obligor

acquired

immoveable

property

valued

at

R10,000,000

(ten

million

Rand)

or
more.
2
Non-South African Obligors and Material Subsidiaries
2.1
Each member

of the

Covenant Group

(other than

an Excluded

Subsidiary) holding

shares,
securities and

other ownership

interests in

an Obligor

or Material

Subsidiary incorporated
in a jurisdiction

other than South

Africa must enter

into Security Documents,

in form and
substance satisfactory to the Facility Agent, in favour of the Debt Guarantor to establish the

Security

equivalent

to

that

described

in

clause

1.2

(South

African

Obligors

and
Material Subsidiaries) above over all its

shares, securities and other ownership interests
it holds,

from time

to time,

in that

Obligor or

Material Subsidiary,

together with all

its
debt claims (on shareholder

loan account or otherwise)

against that Obligor or

Material
Subsidiary.

56
2.2
In relation to any

Obligor or Material

Subsidiary incorporated in

a jurisdiction other than
South Africa, Holdco must procure that such member of the

Covenant Group enters into
Security Documents, in form and

substance satisfactory to the Facility

Agent, in favour
of the

Debt Guarantor

to establish

the Security

equivalent to

that described

in clause
1
(South African

Obligors and Material

Subsidiaries) above over

its assets

(except to

the
extent that

any such

asset is

expressly excluded

by a

Security Document

from the

Security
created under that agreement).
3
Holdco
3.1
A pledge

and cession
in securitatem

debiti
by Holdco

of its

rights, title

and interest

in
and to all of the shares and claims it holds in the Term/RCF Borrower.

3.2
A

cession
in

securitatem debiti

by

Holdco of

its

rights, title

and interest

in

and to

the
Secured Account.

57
ANNEXURE

H

- ACCEPTABLE LENDERS
1. South African Banks
1.1 Absa Bank Limited
1.2 The Standard Bank of South Africa Limited
1.3 Investec Bank Limited
1.4 FirstRand Limited
1.5 Nedbank Group Limited
2. Financial institutions
2.1 Aluwani Capital Partners
2.2 Ashburton Fund Managers Proprietary Limited
2.3 Futuregrowth Asset Management Proprietary Limited
2.4 Liberty Group Limited
2.5 Ninety One SA Proprietary Limited
2.6 Sanlam Life Insurance Limited
3. Affiliates
Any affiliate, subsidiary or holding company

of the banks or financial

institutions listed in this
Annexure,

and any fund or entity managed by any of them or any of their affiliates.

58
*
†
ANNEXURE

I

- FORM OF CONFIDENTIALITY UNDERTAKING
To -

[
Insert name of Potential Purchaser/Purchaser’s agent/broker ]
[●]
[●]
[●], 20

Dear Sirs,
Lesaka Technologies Proprietary Limited
Common Terms Agreement, dated [●], 2025
( the Agreement)
We understand that you are

considering [
acquiring
]

[
arranging the acquisition

of
]

an interest in

the
Senior Facilities (the Acquisition ). In consideration of us agreeing to make available to you certain information, by your signature of a copy of this letter you agree as follows

-
1. CONFIDENTIALITY UNDERTAKING
You

undertake (a)

to keep

the Confidential

Information confidential and

not to

disclose it

to
anyone

except

as

provided

for

by

clause

2

below

and

to

ensure

that

the

Confidential
Information is protected with security measures and a degree of care that would apply to your own confidential

information, (b)

to use

the Confidential

Information only

for the

Permitted
Purpose, (c) to use all reasonable endeavours to ensure that any person to whom you pass any
Confidential Information (unless disclosed

under clause [
2.2 or
] 2.3 below) acknowledges

and
complies with the provisions

of this letter as

if that person

were also a party

to it, and

(d) not
to make enquiries of any

member of the Group

or any of their officers,

directors, employees or
professional advisers relating directly or indirectly to the Acquisition.
2. PERMITTED DISCLOSURE
We agree that you may disclose Confidential Information -
2.1
to

members

of

the

Purchaser

Group

and

their

officers,

directors,

employees

and
professional

advisers

to

the

extent

necessary

for

the

Permitted

Purpose

and

to

any
auditors of members of the Purchaser Group;
2.2 [
subject to the

requirements of the Agreement, in

accordance with the Permitted

Purpose
so long as any prospective

purchaser has delivered

a letter to you in equivalent form

to
this letter ;]
2.3
subject to

the requirements of

the Agreement, to

any person to

(or through) whom

you
assign or transfer (or may potentially assign or transfer) all or any of the rights, benefits
and obligations which you may acquire

under the Agreement or with

(or through) whom
you enter into (or may

potentially enter into) any sub-participation in relation to,

or any
*

Delete if addressee is acting as broker or agent.
†

Delete if addressee is acting as principal.

59
*
other transaction under

which payments are to

be made by

reference to, the

Agreement
or Holdco or any other member

of the Group so long as that

person has delivered a letter
to you in equivalent form to this letter; and
2.4 (i) where requested or required by any court of competent jurisdiction or any competent judicial, governmental, supervisory

or regulatory body,

(ii) where required

by the rules
of

any

stock

exchange

on

which

the

shares

or

other

securities

of

any

member

of

the
Purchaser

Group

are

listed

or

(iii)

where

required

by

the

laws

or

regulations

of

any
country with jurisdiction over the affairs of any member of the Purchaser Group.
3. NOTIFICATION OF REQUIRED OR UNAUTHORISED DISCLOSURE
You

agree

(to

the

extent

permitted

by

law)

to

inform

us

of

the

full

circumstances

of

any
disclosure under

clause 2.4

or upon

becoming aware

that Confidential

Information has

been
disclosed in breach of this letter.
4. RETURN OF COPIES
If we so request in writing, you shall return all Confidential Information supplied to you by us
and destroy or permanently erase all copies of Confidential Information made by you and use
all reasonable endeavours to ensure that anyone to

whom you have supplied any Confidential
Information

destroys

or

permanently

erases

such

Confidential

Information

and

any

copies
made by them, in

each case save to

the extent that you

or the recipients

are required to retain
any

such

Confidential

Information

by

any

applicable

law,

rule

or

regulation

or

by

any
competent

judicial,

governmental,

supervisory

or

regulatory

body

or

in

accordance

with
internal policy, or where

the Confidential

Information has

been disclosed

under clause

2 above.
5. CONTINUING OBLIGATIONS
The obligations in this letter are continuing

and, in particular, shall

survive the termination of
any discussions

or negotiations

between you

and us.

Notwithstanding the

previous sentence,
the obligations in

this letter shall

cease (a) if

you become a

party to or

otherwise acquire (by
assignment

or

sub-participation)

an

interest,

direct

or

indirect,

in

the

Agreement

or

(b)

12
(twelve) months after

you have returned

all Confidential

Information supplied

to you by

us and
destroyed or

permanently erased

all

copies of

Confidential Information

made

by you

(other
than any

such Confidential

Information or

copies which

have been

disclosed under

clause 2
above (other than sub-clause 2.4 above) or which, pursuant

to clause 4 above, are not required
to be returned or destroyed).
6.
NO REPRESENTATION,

CONSEQUENCES OF BREACH, ETC.
You

acknowledge and agree that -
6.1
neither

we

[
nor our

principal
]

nor

any

member

of

the

Group

nor

any

of

our

or

their
respective

officers,

employees

or

advisers

(each

a
Relevant

Person
)

(i)

make

any
representation or warranty, express or

implied, as to, or

assume any responsibility

for the
accuracy, reliability or completeness of any of the Confidential Information or any other information supplied by us or the assumptions on which it is based or (ii) shall be under any obligation to

update or correct

any inaccuracy in

the Confidential Information

or any
*

Delete if letter is sent out by the Seller rather than the Seller’s broker or agent.

60
*
†
other

information

supplied by

us

or

be

otherwise liable

to

you

or

any

other person

in
respect of the Confidential Information or any such information; and
6.2 we [ or our principal
]

or members of

the Group

may be irreparably

harmed by

the breach
of the terms hereof and damages may not be an adequate remedy; each

Relevant Person
may be granted an

injunction or specific performance

for any threatened or

actual breach
of the provisions of this letter by you.
7.
SOLE AGREEMENT,

NO IMPLIED TERMS, NO VARIATION,

EXTENSIONS AND
WAIVERS
7.1
This letter

constitutes the

sole record

of the

agreement between

us and

you (each,

a
Party ,
and collectively the Parties ) in regard to the subject matter hereof.
7.2
No

Party

shall

be

bound

by

any

express

or

implied

term,

representation,

warranty,
promise or the like, not recorded in this letter.
7.3
No

addition

to,

variation

or

consensual

cancellation

of

this

letter

and

no

extension

of
time, waiver or relaxation or

suspension of any of the

provisions or terms hereof

shall be
of any force or effect unless in writing and signed by or on behalf of all the Parties.
7.4
No latitude, extension

of time or

other indulgence which

may be given

or allowed by

any
Party

to

any

other Party

in

respect

of

the

performance of

any

obligation hereunder

or
enforcement of any right arising

from this letter and

no single or partial

exercise of any
right by any

Party shall under any

circumstances be construed to

be an implied consent
by

such

Party or

operate as

a

waiver

or

a

novation of,

or

otherwise affect

any of

that
Party’s rights in terms of or

arising from this letter or

estop such Party from enforcing,

at
any

time

and

without

notice,

strict

and

punctual

compliance

with

each

and

every
provision or term hereof.
8. INSIDE INFORMATION
You acknowledge that some or all of the Confidential Information is or may be price-sensitive
information and that the use of such information may be regulated or prohibited by applicable legislation relating

to insider

dealing and

you undertake

not to

use any

Confidential Information
for any unlawful purpose.
9. NATURE OF UNDERTAKINGS
The

undertakings

given

by

you

under

this

letter

are

given

to

us

and

(without implying

any
fiduciary obligations on our part) are also given

by the benefit of [
our principal
]

Holdco and
each other member of the Group.
10. GOVERNING LAW AND JURISDICTION
This letter (including the agreement

constituted by your acknowledgment

of its terms) shall be
governed by and construed in accordance with the

laws of South Africa and the parties submit
to the non-exclusive jurisdiction

of the High

Court of South Africa

(Gauteng Local Division,
*

Delete if letter is sent out by the Seller rather than the Seller’s broker or agent.
†

Delete if letter is sent out by the Seller rather than the Seller’s broker or agent.

61
*
Johannesburg)

(or

any

successor

to

that

Division)

in

regard

to

all

matters

arising

from

this
letter.
11. DEFINITIONS
In this letter, terms defined in the Agreement

shall, unless the context otherwise

requires, have
the

same

meaning

and

the

words

and

expressions

set

forth

below

shall

bear

the

following
meanings and cognate expressions shall bear corresponding meanings -
Confidential

Information

means

any

information

relating

to

Holdco,

the

Group,

the
Agreement and/or the Acquisition provided to you by

us or any of our affiliates or advisers, in
whatever form, and includes

information given orally and any

document, electronic file or

any
other way of

representing or recording

information which

contains or is

derived or

copied from
such information but excludes information that (a) is or becomes public knowledge other than as a direct or indirect result of

any breach of this letter or (b) is

known by you before the date
the

information

is

disclosed

to

you

by

us

or

any

of

our

affiliates

or

advisers

or

is

lawfully
obtained by

you thereafter,

other than

from a

source which

is connected

with the

Group and
which, in either case, as far as you are aware, has

not been obtained in violation of, and is not
otherwise subject to, any obligation of confidentiality;
Group

shall bear the meaning defined in the Agreement;
Holdco

shall bear the meaning defined in the Agreement;
Permitted

Purpose

means

[
subject

to

the

terms

of

this

letter,

passing

on

information

to

a
prospective purchaser for the purpose

of
]

considering and evaluating

whether to enter

into the
Acquisition; and
Purchaser Group

means you, and each of your affiliates.
Please acknowledge your agreement to the above by signing and returning the enclosed copy.
Yours

faithfully
*

Delete if addressee is acting as principal.

62
ANNEXURE

J

- DORMANT SUBSIDIARIES
Name of Dormant Subsidiary
Jurisdiction of
Incorporation /
formation
Registration number
(or equivalent, if any)
1
Net1 Universal Electronic Technological
Solutions (Pty) Ltd
South Africa 2009/001034/07
2 Pros Software (Pty) Ltd South Africa 2005/043662/07
3
Lizwe Administration Services Proprietary
Limited
South Africa 2017/484589/07
4 Uzalo Payment Logistics Proprietary Limited South Africa 2017/406347/07
5 SmartSwitch Eswatini Investments (Pty) Ltd Swaziland R7/52203
6
SmartSwitch Tanzania Limited

Tanzania 60807
7 Evertrade 187 (Pty) Ltd South Africa 2000/007099/07
8
Adumo Receipts (Pty) Ltd (previously named
Prodigi Africa (Pty) Ltd)
South Africa 2016/309815/07
9 Flickpay (Pty) Ltd South Africa 2014/061617/07
10 Cash Paymaster Services (Pty) Ltd South Africa 1998/000033/07

63
ANNEXURE

K

- DISCLOSURE SCHEDULE

1
ANNEXURE

L

- GROUP STRUCTURE

1
ANNEXURE

M

- MATERIAL CONTRACTS AS AT THE SIGNATURE

DATE
1.
the master agreement

entered into with
inter alia

Grindrod Bank Limited (now

African Bank
Limited) and

Lesaka Technologies

Proprietary Limited on

28 October 2010,

and all

of its

13
addenda most recently entered into on 31 October 2024;

2.
the

EFT

sponsorship

agreement

entered

into

with
inter

alia

Grindrod

Bank

Limited

(now
African Bank Limited) and Lesaka Technologies Proprietary Limited on 25 March 2015;
3.
the independent

sales organisation

(ISO) agreement

entered into

between Nedbank

Limited and
Sureswipe Proprietary Limited on 16 July 2018;
4.
the hardware and

software supply

and service

agreement entered

into between

KFC Proprietary
Limited and GAAP Point-of-Sale Proprietary limited on 9 December 2020;
5.
the independent

sales organisation

(ISO) agreement

entered into

between Nedbank

Limited and
Mainstreet 1723 Proprietary Limited on 9 February 2021;
6.
the

payment

service

provider

agreement

entered

into

between

Absa

Bank

Limited

and
Mainstreet 1723 Proprietary Limited on 1 April 2022;
7.
the wholesale cash

purchase agreement

entered into between

African Bank Limited

and Lesaka
Technologies Proprietary Limited on 19 September 2024;
8.
the

cash

services

agreement

entered

into

between

African

Bank

Limited

and

Lesaka
Technologies Proprietary Limited on 19 September 2024;
9.
the cash purchase

agreement entered

into between African

Bank Limited, Lesaka

Technologies
Proprietary Limited and Izi Group Proprietary Limited on 20 September

2024; and
10.
the cash purchase

agreement entered

into between African

Bank Limited, Lesaka

Technologies
Proprietary Limited and Fidelity Cash Solutions Proprietary Limited on

23 September 2024.